Exhibit 10.22(a)
EXHIBIT A
FORM OF
REQUEST FOR CREDIT EXTENSION
Date: November 6, 2006
To:	Bank of America, N.A. [or] JPMorgan Chase Bank, N.A., as L/C Issuer, and Bank of America, N.A. as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Letter of Credit and Term Loan Agreement, dated as of November 6, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Chicago Bridge & Iron Company N.V., a corporation organized under the laws of The Kingdom of the Netherlands (the “Company”), on behalf of itself and as Co-Obligors’ Agent, Chicago Bridge & Iron Company (Delaware), a Delaware corporation, CBI Services, Inc., a Delaware corporation, CB&I Constructors, Inc., a Texas corporation, and CB&I Tyler Company, a Delaware corporation (each a “Co-Obligor” and collectively the “Co-Obligors”), the L/C Issuers, the financial institutions from time to time party thereto as Lenders, and Bank of America, N.A., as Administrative Agent.
The undersigned hereby requests (select one):
☐ The initial issuance of a Credit     ☐ The amendment of a Credit
In the case of the initial issuance of a Credit:
(1) The proposed issuance date of the requested Credit is                       (which is a Business Day).
(2) The currency of the requested Credit is                       and the stated amount thereof is                          .
(3) The expiry date is:                      .
(4) The purpose and nature of the Credit is:                                                .
(5) The Person whose obligations are supported by the Credit is                                             (which is ☐ the Company, ☐ a Co-Obligor, ☐ a Subsidiary of the Company, or ☐ an Affiliate of the Company). If an Affiliate, such Affiliate ☐ is ☐ is not a Subsidiary of the Company. In the case of an issuance of a Credit requested supporting obligations of any Subsidiary or other Affiliate, such Subsidiary or other Affiliate will execute and deliver to the L/C Issuer the L/C Issuer’s LOC Application and Agreement.
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

(6) The name and address of the beneficiary of the requested Credit is:

(7) The documents to be presented by such beneficiary in case of any drawing under the Credit consist of the following:                                                                                           .
(8) Any required text of the Credit, together with the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder, is appended hereto.
(9) The delivery instructions with respect to the Credit are:

(10) The Credit ☐ will be an Escalating Credit ☐ will not be an Escalating Credit. If the Credit will be an Escalating Credit, the maximum stated amount of the Credit after giving effect to all increases is:                                           .
(11) The Credit ☐ will be a “financial” Credit ☐ will be a “performance” Credit.
(12) The account party of the requested Credit is                                          (which is a Co-Obligor).
(13) The Credit will be an Allocated Letter of Credit ☐ will not be an Allocated Letter of Credit ☐. If the Credit will be an Allocated Letter of Credit, attached hereto is a completed Initial Allocation Notice or Issuance Allocation Notice or the Reallocation Notice, as applicable (and, in each case, in the form attached to an Allocation Agreement).
(14) The Credit ☐ will be an Auto-Extension Credit ☐ will not be an Auto-Extension Credit. If the Credit will be an Auto-Extension Credit, the terms of the automatic extension are as follows:                                           ; provided that the L/C Issuer may prevent any such extension at least once during the term thereof (commencing with the date of issuance of such Credit) by giving prior notice to the beneficiary thereof not later than                       (the “Non-Extension Notice Date”).
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

In the case of an amendment of any outstanding Credit issued for the account of                                            (which is a Co-Obligor):
(1) The following Credit is to be amended:                                         .
(2) The proposed date of amendment of such Credit is                      (which shall be a Business Day).
(3) The nature of the proposed amendment is:                                         .
(4) The delivery instructions with respect to the amendment are:

                                                                     .
Each of the Company and the undersigned Co-Obligor hereby certifies that the following statements are and will be true and correct on the date of the Credit Extension requested above, both before and after giving effect to the Credit Extension requested above:
(a) the representations and warranties of the Company and each other Credit Party contained in Article V of the Agreement, or any other Credit Document, or which are contained in any document furnished at any time under or in connection therewith, are and shall be true and correct on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date;
(b) no Default or Event of Default exists, or would result from the Credit Extension requested hereby;
(c) there has occurred since the date of December 31, 2005, no event or circumstance that either individually or in the aggregate has resulted in or would reasonably be expected to result in a Material Adverse Effect;
(d) both before and after giving effect to the Credit Extension requested hereby, all Credits issued and outstanding under the Agreement are and shall be in full compliance with the Issuance Limits; and
(e) in the case of a Credit Extension requested hereby in connection with an Initial Allocation Notice, an Issuance Allocation Notice or a Reallocation Notice (as such terms are defined in an Allocation Agreement), such allocation has been permitted pursuant to the terms of an Allocation Agreement; and
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

(f) in the case of an issuance of a Credit requested hereby supporting obligations of an Affiliate which is not a Subsidiary of the Company, the amount of such Credit divided by the amount of all letters of credits (including such Credit), guarantees and other suretyship obligations, having substantially similar terms for payment as such Credit, supporting obligations of such Affiliate, expressed as a percentage, does not exceed the percentage of equity ownership in such Affiliate held directly or indirectly by the Company.
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

COMPANY: CHICAGO BRIDGE & IRON COMPANY N.V., in its individual capacity and as Co-Obligors’ Agent
By:
Name:
Title:

CO-OBLIGOR: CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
By:
Name:
Title:

[OR] CBI SERVICES, INC.
By:
Name:
Title:

[OR] CB&I CONSTRUCTORS, INC.
By:
Name:
Title:

[OR] CB&I TYLER COMPANY
By:
Name:
Title:

Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

EXHIBIT B
FORM OF
ASSIGNMENT AND ASSUMPTION
This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between                       [insert name of Assignor] (the “Assignor”) and                       [insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Letter of Credit and Term Loan Agreement identified below (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Letter of Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Letter of Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Letter of Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, Credit-Linked Deposits and participations in Credit Obligations and Term Loans) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Letter of Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:

3.	Company:	Chicago Bridge & Iron Company N.V.
	Co-Obligors:	Chicago Bridge & Iron Company (Delaware), CBI Services, Inc., CB&I Constructors, Inc., and CB&I Tyler Company
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

4.	Administrative Agent: Bank of America, N.A., as the administrative agent under the Letter of Credit Agreement

5.
Letter of Credit Agreement: The $100,000,000 Letter of Credit and Term Loan Agreement, dated as of November 6, 2006, among the Company, on behalf of itself and as Co-Obligors’ Agent, the Co-Obligors, the L/C Issuers, the financial institutions from time to time party thereto as Lenders, and Bank of America, N.A., as Administrative Agent.

6.	Assigned Interest:[1]

Total Credit-Linked
	Deposits/Aggregate and	Amount of Credit-Linked
	of Advances and	Deposits/Advances/
	Term Loans for all Lenders[2]:	Term Loans Assigned:	Assigned Pro Rata Share[3]:

Credit-Linked Deposits:	$	$

Advances:	$	$		%

Term Loans:	$	$

Total:	$ [ ]

[7. Trade Date:                      ]4
Effective Date:                                           , 20  _____  [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE AS DEFINED IN ANNEX I ATTACHED HERETO AND THE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

[1]	All rights and obligations assigned hereunder shall be assigned ratably among all existing facilities under the Letter of Credit Agreement (e.g., Credit-Linked Deposit, Advances, Term Loans).

[2]	Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

[3]	Set forth, to at least 9 decimals, as a percentage of the Total Credit-Linked Deposits/Advances/Term Loans of all Lenders thereunder.

[4]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]
By:
Title:

ASSIGNEE [NAME OF ASSIGNEE]
By:
Title:

[Consented to and][5] Accepted: BANK OF AMERICA, N.A., as the Administrative Agent
By:
Title:

[Consented to]:[6] CHICAGO BRIDGE & IRON COMPANY N.V., as the Co-Obligors’ Agent
By:
Title:

[5]
Required only if (i) the assignment is not to another Lender and (ii) the aggregate principal amount of the Credit-Linked Deposit and Credit Obligations held by the Assignee is less than $5,000,000 (except in the case of an assignment of the entire remaining amount of the Assignor’s Credit-Linked Deposit and Credit Obligations when no such consent is required).

[6]
Required only if (i) the assignment is not to another Lender, (ii) the aggregate principal amount of the Credit-Linked Deposit and Credit Obligations held by the Assignee is less than $5,000,000 (except in the case of an assignment of the entire remaining amount of the Assignor’s Credit-Linked Deposit and Credit Obligations when no such consent is required), and (iii) no Event of Default exists and has continued for more than 10 Business Days.

Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION
CHICAGO BRIDGE & IRON COMPANY N.V.
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
CBI SERVICES, INC.
CB&I CONSTRUCTORS, INC.
CB&I TYLER COMPANY
LETTER OF CREDIT AND TERM LOAN AGREEMENT
DATED AS OF NOVEMBER 6, 2006
STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
AND ASSUMPTION
1. Representations and Warranties.
1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Letter of Credit Agreement or any other instrument or document delivered pursuant thereto, other than this Assignment and Assumption (herein collectively the “Credit Documents”), (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Letter of Credit Agreement or any other Credit Document, or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Company, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.
1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Letter of Credit Agreement, (ii) it is a Lender or meets all requirements of an Eligible Assignee under the Letter of Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Letter of Credit Agreement as a Lender thereunder and shall be bound by any Allocation Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Letter of Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (v) it has, independently and without reliance upon the Administrative Agent or any other Lender and
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vi) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Letter of Credit Agreement, duly completed and executed by the Assignee, and (vii) hereby makes the representations and warranties contained in Section 10.09 of the Letter of Credit Agreement to the L/C Issuers, the Co-Obligors and the Co-Obligors’ Agent; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.
1.3 Assignee’s Address for Notices, Etc. Attached hereto as Schedule 1 is all contact information, address, account and other administrative information relating to the Assignee.
2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to, on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.
3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.
4. Effectiveness. This Assignment and Assumption shall become effective upon the date (the “Effective Date”) upon which all of the following conditions are satisfied: (i) the execution of a counterpart hereof by each of the Assignor and the Assignee and delivery thereof to the Administrative Agent, (ii) the execution of a counterpart hereof by the Co-Obligors’ Agent and the Administrative Agent as evidence of their consent hereto to the extent required under Section 10.06(b) of the Letter of Credit Agreement, (iii) the execution of a counterpart hereof by the Administrative Agent as evidence of its acceptance hereof in accordance with Section 10.06(b) of the Letter of Credit Agreement, and (iv) if required pursuant to Section 10.22 of the Letter of Credit Agreement the execution of IRS Form W-8BEN, W-8ECI or any successor thereto, as applicable.
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

SCHEDULE 1 TO ASSIGNMENT AND ASSUMPTION
ADMINISTRATIVE DETAILS
(Assignee to list names of credit contacts, addresses, phone and facsimile numbers, electronic mail addresses and account and payment information)
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

EXHIBIT C-1
FORM OF
OPINION OF INTERNAL COUNSEL TO THE COMPANY
[See attachment hereto]

CB&I One CB&I Plaza 2103 Research Forest Drive The Woodlands, TX 77380-2624 USA Tel: +1 832 513 1000 Fax: +1 832 513 1005 www.CBI.corn
November 6, 2006
To each of the Lenders party to the Five Year Series B Letter of Credit and Term Loan Agreement referred to below, JPMorgan Chase Bank, N.A. as L/C Issuer and Bank of America, N.A. as L/C Issuer and Administrative Agent:
Re:	Five Year Series B Letter of Credit and Term Loan Agreement dated as of November 6, 2006
Ladies and Gentlemen:
This opinion is delivered pursuant to Section 4.01(a)(v) of the Five Year Series B Letter of Credit and Term Loan Agreement, dated as of November 6, 2006 (the “Letter of Credit Agreement”), by and among Chicago Bridge & Iron Company N.V. (the “Company”), Chicago Bridge & Iron Company (Delaware) (“CB&I Delaware”), CBI Services, Inc. (“CBI Services”), CB&I Constructors, Inc. (“CB&I Constructors”), CB&I Tyler Company (“CB&I Tyler”), Bank of America, N.A. and JPMorgan Chase Bank, N.A., as issuers of letters of credit (each an “L/C Issuer” and collectively, the “L/C Issuers”), the participating lending institutions from time to time party thereto (the “Lenders”), and Bank of America, N.A., as Administrative Agent (“Administrative Agent”). All capitalized terms used but not defined herein have the respective meanings given to such terms in the Letter of Credit Agreement.
In rendering the opinions expressed below, I have acted as counsel to CB&I Delaware, CBI Services, CB&I Constructors and CB&I Tyler (collectively, the “Credit Parties”), and have examined executed originals of the Letter of Credit Agreement, the Parent Guaranty, the Subsidiary Guaranty, the Credit-Linked Notes and the form of Term Notes (collectively, the “Opinion Documents”). We have also examined such records of the Credit Parties and agreements, instruments and other documents as we have deemed necessary as a basis for the opinions expressed below.
In rendering this opinion to you, I have assumed, without inquiry:
(a) (i) the genuineness of all signatures other than those on behalf of the Credit Parties on original copies of the Opinion Documents; (ii) the conformity to the original documents of all documents submitted to me as copies and the authenticity of all documents submitted to me as originals; (iii) the due organization, valid existence and good standing of each party to the Opinion Documents other than the Credit Parties and the due authorization,
Engineering • Procurement • Construction Since 1889

November 6, 2006 Page 2
execution and delivery of the Opinion Documents by each of the parties thereto other than the Credit Parties and (iv) the validity and enforceability of the Opinion Documents against each of the parties thereto other than the Credit Parties;
(b) that the execution, delivery and performance of the Opinion Documents by each party thereto do not conflict with or constitute a violation of any law or governmental rule or regulation of (i) the State of Delaware other than the General Corporation Law of the State of Delaware (the “DGCL”) or (ii) any jurisdiction other than the United States of America and the States of Illinois and Texas;
(c) that the execution, delivery and performance of the Opinion Documents by each party thereto other than the Credit Parties do not breach, conflict with or constitute a violation of or default under (i) the certificate or articles of association or incorporation, bylaws or any other charter or governing document of such party; (ii) any agreement, instrument or document to which any such party was, or is, a party or by which any such party or any of its properties was, or is, bound or (iii) any order, judgment or decree to which any such party was, or is, bound or subject or by which any of its properties was, or is, bound; and
(d) that any consideration contemplated to be given on the Closing Date by any party in any of the Opinion Documents was given on the Closing Date.
Based upon the foregoing assumptions and subject to the limitations, qualifications and exceptions hereinafter set forth, I am of the opinion that:
1. Each Credit Party on the date hereof (a) is a corporation duly organized and validly existing under the laws of the jurisdiction of its organization, (b) has all requisite corporate power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is duly qualified as a foreign corporation to transact business and is in good standing in its jurisdiction of incorporation and each jurisdiction where such qualification is required, except where the failure to be so qualified or be in good standing could not reasonably be expected, individually and in the aggregate, to result in a Material Adverse Effect, and (d) has the corporate power and authority to execute, deliver and perform its obligations under each Opinion Document to which it is a party including to borrow in accordance with the Opinion Documents.
2. The execution, delivery and performance of each Opinion Document by the Credit Parties, (a) have been duly authorized by all requisite corporate action of such Credit Party, and each of such Opinion Documents, other than the Term Notes, has been duly executed and delivered by such Credit Party, and (b) will not (1) (A) violate any provision of the certificate or articles of incorporation or by-laws of such Credit Party (B) violate, breach or result in a default under, any existing obligation of or restriction on such Credit Party under any other agreement, instrument or indenture, or (C) breach or otherwise violate any existing obligation of or restriction on such Credit Party under any order, judgment or decree of any Delaware, Texas, New York or federal court or governmental authority of the United States binding on such Credit Party.

November 6, 2006 Page 3
3. To my knowledge, there is no action, suit or proceeding pending against or threatened against or affecting any of the Credit Parties before any court, governmental or regulatory authority or arbitrator, which seeks to affect the enforceability of any of the Opinion Documents to which such Credit Party is a party or which would reasonably be expected to have a material adverse effect on the ability of such Credit Party to perform its obligations under such Opinion Documents.
4. None of the Credit Parties is an investment company or a company controlled by an investment company within the meaning of the Investment Company Act of 1940.
5. Neither the extension of credit nor the application of the proceeds thereof by the Credit Parties pursuant to the terms of the Opinion Documents will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.
6. No order, consent, permit, approval or other authorization by any governmental authority of the State of Texas is required for any Credit Party to enter into any of the Opinion Documents to which it is a party or for such Credit Party to perform its obligations thereunder.
7. The execution, delivery and performance by each Credit Party of and the consummation by each Credit Party of the transactions contemplated by, the Opinion Documents to which such Credit Party is a party do not violate any federal or State of Texas statute, law, rule or regulation; provided, that we express no opinion as to any law, rule or regulation to which such Credit Party may be subject as a result of the legal or regulatory status of the Administrative Agent, the L/C Issuers or any Lender.
My opinions set forth above are subject to the following qualifications:
A. I express no opinion as to the Lenders’ right to collect any payment to the extent that such payment constitutes a penalty, forfeiture or late charge.
B. I express no opinion as to the applicability of Section 548 of the Federal Bankruptcy Code or of any provisions of any state fraudulent conveyance statute or law to the transactions contemplated by the Opinion Documents.
The foregoing opinions are limited to matters involving the federal laws of the United States, the laws of the States of Illinois and Texas and the DGCL, and I do not express any opinion as to the laws of any other jurisdiction.
This opinion is rendered solely to, and is intended solely for the benefit of, the Administrative Agent and the Lenders, in connection with the transactions contemplated by the Opinion Documents. This opinion may not be relied upon by the Administrative Agent or any of the Lenders or any of their respective successors and assigns for any other purpose, or by any other person, firm or corporation for any purpose, in each case without my prior written consent; provided, however, you may deliver a copy of this opinion to your accountants, attorneys, and other professional advisors, to regulatory authorities having jurisdiction over you, including, without limitation, the National Association of Insurance

November 6, 2006 Page 4
Commissioners, to any Eligible Assignee or Participant of any Lender and to any successor Administrative Agent or L/C Issuer, and such legal counsel, Eligible Assignee, Participant, successor Administrative Agent or L/C Issuer may rely on this opinion as if it were addressed and had been delivered to it on the date hereof, unless and to the extent statements in this opinion would be affected by the status of such Eligible Assignee, Participant, successor Administrative Agent or L/C Issuer.

Very truly yours,

Robert H. Wolfe Assistant
General Counsel

EXHIBIT C-2
FORM OF
OPINION OF THELEN REID & PRIEST LLP
[See attachment hereto]

Thelen Reid & Priest LLP
Attorneys At Law
501 SE209fld Street, Suite 1600
San Francliaco, CA 94105
Tel. 415.371.1209
Fax 415.371.1211
www.thelenreid.com
November 6 , 2006
To each of the Lenders party to the Five Year Series B Letter of Credit and Term Loan Agreement referred to below (as indicated on the attached Schedule), JPMorgan Chase Bank, N.A. as LiC Issuer and Bank of America, N.A. as L/C Issuer and Administrative Agent:

Re:	Five Year Series B Letter of Credit and Term Loan Agreement dated as of November 6, 2006
Ladies and Gentlemen:
This opinion is delivered pursuant to Section 4.01(a)(v) of the Five Year Series B Letter of Credit and Term Loan Agreement, dated as of November 6, 2006 (the “Letter of Credit Agreement”), by and among Chicago Bridge & Iron Company N.V. (the “Company”), Chicago Bridge & Iron Company (Delaware) (“CB&I Delaware”), CBI Services, Inc. (“CBI Services”), CB&I Constructors, Inc. (“CB&I Constructors”), CB&I Tyler Company (“CB&I Tyler”), Bank of America, N.A. and JPMorgan Chase Bank, N.A., as issuers of letters of credit (each an “L/C Issuer” and collectively, the “L/C Issuers”), the participating lending institutions from time to time party thereto (the “Lenders”), and Bank of America, N.A., as Administrative Agent (“Administrative Agent”). All capitalized terms used but not defined herein have the respective meanings given to such terms in the Letter of Credit Agreement.
In rendering the opinions expressed below, we have acted as special counsel to the Company, CB&I Delaware, CBI Services, CB&I Constructors and CB&I Tyler (collectively, the “Credit Parties”), and have examined executed originals of the Letter of Credit Agreement, the Parent Guaranty, the Subsidiary Guaranty, the Credit-Linked Notes and the form of Term Notes (collectively, the “Opinion Documents”). We have also examined such records of the Credit Parties and agreements, instruments and other documents as we have deemed necessary as a basis for the opinions expressed below.

NEW YORK	SAN FRANCISCO	WASHINGTON, DC	LOS ANGELES	SILICON VALLEY	FLORHAM PARK, NJ

To the L/C Issuers, each of the Lenders party to the Letter of Credit Agreement, and Bank of America, N.A. as Administrative Agent
November 6, 2006

In our examination, we have assumed: (i) the genuineness of all signatures; (ii) the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies and the authenticity of the originals of such copies; (iii) to the extent our opinions set forth below are dependent thereon, the due organization, valid existence and good standing of each party to the Opinion Documents and the due authorization, execution and delivery of each Opinion Document by each party thereto; (iv) to the extent our opinions set forth below are dependent thereon, the full power, authority and legal right of each party to the Opinion Documents to enter into the same; (v) to the extent our opinions set forth below are dependent thereon, that each Opinion Document is the legal, valid and binding obligation of each party thereto (other than the Credit Parties), enforceable against each such party in accordance with its terms; (vi) the identity and capacity of all individuals acting or purporting to act as public officials; (vii) that there are no agreements, understandings or extrinsic evidence between or among any of the parties to the Opinion Documents or third parties that would expand, modify or otherwise affect the terms of the Opinion Documents or the respective rights or obligations of the parties thereunder and (viii) that the Opinion Documents correctly and completely set forth the intent of all parties thereto.
Our opinion set forth in paragraph 3 is based upon our consideration of only those statutes, rules and regulations which, in our experience, are normally applicable to general business corporations, partnerships and limited liability companies in transactions of the type contemplated by the Opinion Documents.
We have not undertaken any independent investigation to determine the accuracy of any factual statement made by the Credit Parties in the Credit Documents, and no inference that we have any knowledge of any matters pertaining to any such statement should be drawn from our representation of the Credit Parties.
Based upon and subject to the foregoing and subject also to the exceptions, assumptions, comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:
1. Each of the Opinion Documents (other than the Term Notes) constitutes, and the Term Notes, when issued, will constitute, the legal, valid and binding obligation of each of the Credit Parties signatory thereto, enforceable against such Credit Party in accordance with its terms.
2. No order, consent, permit, approval or other authorization by any governmental authority of the State of New York or the federal government of the United States of America, is required for any Credit Party to enter into any of the Opinion Documents to which it is a party or for such Credit Party to perform its obligations thereunder.
3. The execution, delivery and performance by each Credit Party of, and the consummation by each Credit Party of the transactions contemplated by, the Opinion Documents to which such Credit Party is a party do not violate any federal or State of New York statute, law, rule or regulation; provided, that we express no opinion as to any law, rule or regulation to which such Credit Party may be subject as a result of the legal or regulatory status of the Administrative Agent, the L/C Issuers or any Lender.

To the L/C Issuers, each of the Lenders party to the Letter of Credit Agreement, and Bank of America, N.A. as Administrative Agent
November 6, 2006

4. Assuming the accuracy of (i) the Company’s representations and warranties in Section 5.13 of the Letter of Credit Agreement, (ii) your representations and warranties in Section 10.09(a) of the Letter of Credit Agreement, and (iii) the representations and warranties of Banc of America Securities LLC (“BAS”) in that certain offeree letter, dated as of November 6, 2006, from BAS to the Company, O’Melveny & Myers LLP and Thelen Reid & Priest LLP, it is not necessary in connection with the execution and delivery of the Credit-Linked Notes and Term Notes under the circumstances contemplated by the Letter of Credit Agreement to register the Credit-Linked Notes and Term Notes under the Securities Act of 1933, as amended, or to qualify an indenture in respect thereof under the Trust Indenture Act of 1939, as amended.
5. A New York state court would give effect to the choice of New York law to govern the Opinion Documents which select New York law as the law by which such Opinion Documents will be governed, as provided in Section 5-1401 of the General Obligations Law of the State of New York, except (a) to the extent any Opinion Document otherwise expressly provides that other law governs certain provisions of such Opinion Document or (b) to the extent that, under Section I-105(2) of the New York UCC, the law of a jurisdiction other than the State of New York governs.
Our opinion as to the enforceability of any Opinion Document is subject to:
(A) limitations imposed by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally, including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination;
(B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including without limitation (i) the possible nonavailability of specific performance, injunctive relief or any other equitable remedy, and (ii) concepts of materiality, reasonableness, good faith and fair dealing;
(C) the unenforceability under certain circumstances of waivers, provisions imposing penalties or an increase in interest rates upon delinquency in payment or the occurrence of a default which may be limited under certain circumstances to the extent such provisions impose penalties, forfeitures or otherwise seek improperly to liquidate damages and the unenforceability under certain circumstances of provisions purporting to release, exculpate or exempt any party from, or requiring indemnification of a party for, liability for its acts or omissions, or purporting to impose a duty upon any party to indemnify any other party when any claimed damages result from the negligence, gross negligence or willful misconduct of the party seeking such indemnity;

To the L/C Issuers, each of the Lenders party to the Letter of Credit Agreement, and Bank of America, N.A. as Administrative Agent
November 6, 2006

(D) rights to indemnification and contribution which may be limited by applicable law and equitable principles, including, without limitation, federal or state securities laws and the public policy underlying such laws;
(E) the qualification that certain provisions which require written amendments or waivers of documents may be unenforceable in whole or in part insofar as certain oral or other modifications, amendments or waivers may be effectively agreed upon by the parties or the doctrine of promissory estoppel may apply in certain circumstances;
(F) the qualification that provisions in any of the Opinion Documents that contain a waiver of (i) broadly or vaguely stated rights or duties owed (or which do not describe the right or duty waived with reasonable specificity), (ii) unknown future defenses, (iii) the benefits of law or of statutory, regulatory or constitutional rights, unless and to the extent the applicable law, statute, regulation or constitution explicitly allows such waivers and (iv) rights to special, indirect, consequential or punitive damages, may be unenforceable in whole or in part;
(G) we express no opinion as to any rights of set-off, other than as provided by Section 151 of the Debtor and Creditor Law of the State of New York, as interpreted by applicable judicial decisions;
(H) the qualification that certain provisions of any of the Opinion Documents to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, that the election of some particular remedy does not preclude recourse to one or more others or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any right or remedy, may be unenforceable in whole or in part; and
(I) the qualification that certain provisions in the Opinion Documents to the effect that the amendment, modification or supplementation of guaranteed or supported obligations will not affect the related guarantee or support obligation, may not be enforceable to the extent that the guaranteed or supported obligations are materially modified.
We express no opinion on the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of New York and, to the extent required to render our opinion in paragraphs 2 and 3 above, the laws of the State of Delaware. No opinion above is expressed as to the application of Section 548 of the Bankruptcy Code or similar provisions of state fraudulent conveyance laws or any other bankruptcy law, or of any anti-fraud laws, federal or state securities laws (except as expressly provided in paragraph 4 above), tax laws, antitrust or trade regulation laws. We express no opinion as to (i) any law, rule or regulation relating to (A.) labor, employee rights and benefits, and worker or occupational safety and health, including ERNA, or (B) taxation, (ii) except to the extent required to render our opinion in paragraph 2 above, any necessary governmental approval, permit, consent or authorization required for the conduct of the respective operations and businesses of the parties to the Opinion Documents, (iii) any law, rule or regulation which is not material to (A) the

To the L/C Issuers, each of the Lenders party to the Letter of Credit Agreement, and Bank of America, N.A. as Administrative Agent
November 6, 2006

exercise of any of the rights or remedies of the Administrative Agent, the L/C Issuers or any Lender under the Opinion Documents, or (B) the performance by any of the Credit Parties of its obligations under any Opinion Document to which it is a party, (iv) any provision in any Opinion Document appointing one party as an attorney-in-fact of any adverse party or providing that the decision of any particular Person will be conclusive or binding on others, (v) any forum selection provision and consent to jurisdiction {both as to personal jurisdiction and subject matter jurisdiction) in any Opinion Document, except as applied by a New York state court pursuant to Section 5-1402 of the General Obligations Law of the State of New York, or (vi) any law, rule, regulation, ordinance, code or similar provision of law of any county, municipality or similar political subdivision or any agency or instrumentality thereof.
This opinion letter is delivered as of the date hereof and is based on the facts and circumstances and upon the current state of the law existing as of the date hereof. It is possible that future changes or developments in facts, circumstances, the federal laws of the United States or the laws of the States of New York, could alter or affect such opinions; however, we undertake no obligation to update or supplement this opinion letter. You may rely upon this letter only for the transactions contemplated by the Opinion Documents cited in the initial paragraph of this letter, in response to which it has been delivered. Without our written consent: (i) no Person other than you may rely on this letter for any purpose; (ii) this letter may not be cited or quoted in any financial statement, prospectus, private placement memorandum or other similar document; (iii) this letter may not be cited or quoted in any other document or communication which might encourage reliance upon this letter by any Person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this letter may not be furnished to anyone for purposes of encouraging such reliance. Subject to the foregoing provisions of the first two sentences of this paragraph, you may, however, deliver a copy of this opinion to your accountants, attorneys, and other professional advisors, to regulatory authorities having jurisdiction over you, including, without limitation, the National Association of Insurance Commissioners, to any Eligible Assignee or Participant of any Lender and to any successor Administrative Agent or L/C Issuer, and such legal counsel, Eligible Assignee, Participant, successor Administrative Agent or L/C Issuer may rely on this opinion as if it were addressed and had been delivered to it on the date hereof, unless and to the extent statements in this opinion would be affected by the status of such Eligible Assignee, Participant, successor Administrative Agent or L/C Issuer.

Very truly yours,

THELEN REID & PRIEST LLP
TBG/WFO/KLK
Attachments

Schedule
List of Lenders
Metropolitan Life Insurance Company
Allstate Life Insurance Company
Phoenix Life Insurance Company

EXHIBIT C-3
FORM OF
OPINION OF NETHERLANDS COUNSEL TO THE COMPANY
[See attachment hereto]

Baker & Mckenzie Amsterdam N.V. Attorneys ati vy, Tax advisors .:and Civi?-Law Notaries

Claude Deettsstyiaan 54 P.0.13nY. 2720

1000 CS Amsterdam The Nethrianes

Ti:: -ii31 20 551 7555 Fax: 4-31 20 628 794[0] bakre metcttrn

Thomas W. Mitchell Office: +31(020)5517445 Tom.Mitchell@Bakernet.corn
Bank of America, N.A., as Administrative
     Agent and Letter of Credit Issuer
JPMorgan Chase Bank, N.A., as Letter of Credit Issuer The
Lenders listed on Schedule A hereto
November 6, 2006

Re:	Chicago Bridge & Iron Company N.V. and Chicago Bridge & Iron Company B.V. (Series B)
Dear Sirs,
We have acted as special Netherlands legal counsel to Chicago Bridge & Iron Company N.V., with its registered office in Amsterdam (the “Company”) and Chicago Bridge & Iron Company B.V., with its registered office in Amsterdam (“CB&I B.V.”; together with the Company, the “Companies”), with respect to certain matters of Netherlands law relating to (i) the S 100,000,000 Letter of Credit and Term Loan Agreement (the “Credit Agreement”), dated November 6, 2006, among the Company; Chicago Bridge & Iron Company (Delaware), CBI Services, Inc., CB&I Constructors, Inc. and CB&I Tyler Company, as Co- Obligors; Bank of America, NA., as Administrative Agent and Letter of Credit Issuer; J.P. Morgan Chase Bank, N.A., as Letter of Credit Issuer and Joint Book Manager; Bank of America Securities LLC, as Sole Lead Arranger and Joint Book Manager; and the Lenders listed in Schedule 2.01 to the Credit Agreement; (ii) the Guaranty, dated November 6, 2006, between the Company and Hank of America, N.A. (the “Parent Guaranty”) and (iii) the Guaranty, dated November 6, 2006, among CB&I B.V., Bank of America, NA. and certain subsidiaries of the Company (the “Subsidiary Guaranty”). The Credit Agreement, the Parent Guaranty and the Subsidiary Guaranty are hereinafter sometimes collectively referred to as the “Credit Documents” and individually as a “Credit Document”. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.
Baker & McKenzie Amsterdam N.V. has its reg,isted office in Amsterdam, the Nt;therancs, and is registered with the trade Register under Aiumber 34.208804.
& Amsterdam N.V. is a member of 8ak,er & McKenzie Internal:ion:al, a Swiss Verein.
466032.1
1/19

In arriving at the opinions expressed below, we have examined and relied on the following documents:
a.	an executed copy of the Credit Agreement furnished to us by yourselves;

b.	an executed copy of the Parent Guaranty furnished to us by yourselves;

c.	an executed copy of the Subsidiary Guaranty furnished to us by yourselves;

d.
an excerpt, dated October 25, 2006, of the registration of the Company in the Trade Register of the Chamber of Commerce of Amsterdam (the “Trade Register”), confirmed to us to be unchanged in all respects material for rendering this opinion by telephone communication on the date hereof (the “Company Excerpt”);

e.
an excerpt, dated October 25, 2006, of the registration of CB&I B.V. in the Trade Register, confirmed to us to be unchanged in all respects material for rendering this opinion by telephone communication on the date hereof (the “CB&I B.V. Excerpt”; together with the Company Excerpt, the “Excerpts”);

f.	a copy of the deed of incorporation (akte van oprichting) of the Company, dated November 22, 1996 (the “Company Deed of Incorporation”);

g.	a copy of the deed of incorporation (akte van oprichting) of CB&I B.V., dated March 17, 1997 (the “CB&I B.V. Deed of Incorporation”);

h.
a copy of the articles of association (statuten) of the Company, represented by the management of the Company to be a true and correct copy of the articles of association of the Company as in force on the date hereof (the “Company Articles”);

i.
a copy of the articles of association (statuten) of CB&1 BY., represented by the management of the Company to be a true and correct copy of the articles of association of CB&I B.V. as in force on the date hereof (the “CB&I B.V. Articles”);

November 06, 2006
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a written resolution of the Board of Directors (directie) of the Company, reflecting the approval of the execution, delivery and performance by the Company of the Credit Agreement and the Parent Guaranty (the “Company Management Board Resolutions”);

k.
a written resolution of the Board of Directors (directie) of CB&I B.V., reflecting the approval of the execution, delivery and performance by CB&I B.V. of the Subsidiary Guaranty (the “CB&I B.V. Management Board Resolutions”; together with the Company Management Board Resolutions, the “Management Board Resolutions”);

1.
minutes of a meeting of the Supervisory Board (raad van commissarissen) of the Company held on July 29, 2006, reflecting the approval of the execution, delivery and performance by the Company of the Credit Agreement and the Parent Guaranty (the “Supervisory Board Resolutions”); and

in.
a written resolution of the sole shareholder of CB&I I3.V., dated November 2, 2006, reflecting the approval of the execution, delivery and performance by CB&I B.V. of the Subsidiary Guaranty (the “CB&I B.V. Shareholders Resolutions”).

In examining and describing the documents listed at a. through m. above and in giving the opinions stated below, we have, with your permission, assumed the following:
(i)	the genuineness of all signatures on all documents;

(ii)	the authenticity and completeness of all documents submitted to us as originals and the conformity to authentic originals of all conformed, copied, faxed or specimen documents;

(iii)	that all information supplied to us orally by public officials and all certificates of public officials submitted to us are true and correct in all respects;
November 06, 2006
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(iv)	the reliability of all search results obtained by electronic data transmission and the accuracy of the results of any printed or computer search of offices of public record;

(v)
that the information set forth in each of the Excerpts is true and correct as of the date hereof. Although not constituting conclusive evidence thereof, this assumption is supported by telephonic inquiries made to the Trade Register today;

(vi)
that the Company Articles are the articles of association (statuten) of the Company as in force on the date hereof. Although not constituting conclusive evidence thereof, this assumption is supported by the fact that the date of the last amendment to the articles of association of the Company as shown on the Company Excerpt corresponds with the date shown in the Company Articles as the last date of amendment of the articles of association of the Company;

(vii)
that the CB&I B.V. Articles are the articles of association (statuten) of CB&I B.V. as in force on the date hereof. Although not constituting conclusive evidence thereof, this assumption is supported by the fact that the date of the last amendment to the articles of association of CB&I B.V. as shown on the CB&I B.V. Excerpt corresponds with the date shown in the CB&I B.V. Articles as the last date of amendment of the articles of association of CB&I BY.;

(viii)
that neither of the Companies has passed a resolution to voluntarily dissolve ( ontbinden), merge (fuseren) or de-merge (splitsen) and no petition has been presented by a court for the bankruptcy (faillissement) or moratorium of payment (surseance van betaling) of either of the Companies and no receiver, trustee, administrator (bewindvoerder) or similar officer has been appointed in respect of either of the Companies or their respective assets and that no decision has been taken to dissolve (ontbinden) either of the Companies by (i) the competent Chamber of Commerce under Article 19a Book 2 of the Dutch Civil Code or (ii) the competent District Court (rechtbank) under Article 21 Book 2 of the Dutch Civil Code.

Although not constituting conclusive evidence thereof, this assumption is supported by (i) the Excerpts and (ii) telephone inquiries made today to the bankruptcy clerk’s office (faillissernentsgriffie) of the District Court (rechtbank) of Amsterdam (being the competent court in respect of the Companies in view of their corporate seats being at Amsterdam);

November 06, 2006
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(ix)
that each party to the Credit Documents (other than the Companies) has been duly incorporated and organized and is validly existing and in good standing (where such concept is legally relevant) under the laws of its jurisdiction of incorporation and of the jurisdiction of its principal place of business;

(x)
the power, capacity (corporate and otherwise) and authority of all parties (other than the Companies) to enter into and perform their obligations under the Credit Documents and the legal capacity (handelingsbekwaamheid) of all individuals (including those individuals acting on behalf of either of the Companies) acting on behalf of any of the parties to the Credit Documents;

(xi)
(i) that each of the Credit Documents has been duly authorized and validly executed and delivered by all parties thereto (other than the Companies) and (ii) that under any applicable law (other than the laws of The Netherlands) each of the Credit Documents constitutes the valid and binding obligation of each of the parties thereto, enforceable against each of such parties in accordance with its terms;

(xii)
that none of the Credit Documents nor any of the transactions contemplated thereby or connected therewith (whether individually or seen as a whole) are or will result in a breach of the laws of any relevant jurisdiction other than that of The Netherlands (including for the avoidance of doubt the tax laws of any such jurisdiction) or are intended to avoid the applicability or the consequences of such laws in a manner that is not permitted thereunder;

(xiii)
that all necessary licenses, authorizations, permissions, consents and exemptions by or from any public or semipublic authority or agency of any country other than The Netherlands (“Governmental Authorizations”), and all payments of stamp duties or other taxes under the laws of any country other than The Netherlands, which may be required in connection with the execution, delivery and performance by the parties thereto of the Credit Documents and any transaction contemplated therein, have been obtained or made and in the case of Governmental Authorizations are in full force and effect;

November 06, 2006
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(xiv)	that the Supervisory Board of the Company has not adopted any reglement as referred to in Article 15, paragraph 1, of the Company Articles;

(xv)
that the Supervisory Board Resolutions were duly adopted at a meeting convened and held in accordance with all of the applicable requirements of Dutch law and the articles of association of the Company and that the Supervisory Board Resolutions have not been and will not be revoked, amended, declared null and void (nietig verklaard) or rescinded (vernietigd);

(xvi)	that none of the Management Board Resolutions or the CB&I B.V. Shareholders Resolutions have been or will be revoked, amended, declared null and void (nietig verklaard) or rescinded (vernietigd);

(xvii)
that the Company Deed of Incorporation is a notarial deed (authentieke akte), that the contents thereof are correct and complete and that there are no defects in the incorporation of the Company, not appearing on the face of the Company Deed of Incorporation, on the basis of which a court might dissolve the Company;

(xviii)
that the CB&I B.V. Deed of Incorporation is a notarial deed (authentieke akte), that the contents thereof are correct and complete and that there are no defects in the incorporation of CB&I B.V., not appearing on the face of the C13&I B.V. Deed of Incorporation, on the basis of which a court might dissolve CB&I B.V.;

(xix)
that none of the Credit-Linked Notes or Term Loan Notes, or any other security (“effect”), which may be deemed to be created in connection with the transactions contemplated by the Credit Documents, has been or will at any time be offered in or from (“in of vanuit”) The Netherlands;

(xx)
that none of the Co-Obligors is entitled to immunity from service of process in legal proceedings under the laws of New York or the laws of the jurisdiction of incorporation of the relevant Co-Obligor; and

(xxi)
that at the time of execution of the CB&I B.V. Shareholders Resolution (A) Lealand Finance B.V. was the sole shareholder of CB&I B.V., (B) none of the shares in the capital of CB&I B.V. were subject to any pledge

November 06, 2006
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or usufruct pursuant to which the voting rights in respect of such shares were transferred to the pledgee or usufructuary and (C) no depositary receipts (certificates) had been issued in respect of any of the shares of CB&I B.V. with the cooperation of CB&I B.V.
We have undertaken no independent factual investigation in connection with the opinions expressed herein or the transactions contemplated by the Credit Documents other than to review the documents listed at a. through m. above. Specifically, we have relied as to factual matters on our review of the documents listed at a. through m. above and on the factual assumptions made herein. Our examination referred to above has been limited to the face of the documents.
We have not conducted or caused to be conducted any searches, investigations or reviews relating to any judgment, rule, regulation, order, encumbrance, lien or third-party interest to which the Companies are subject or by which their respective properties and assets are bound or any litigation or governmental proceedings commenced, pending or threatened against or affecting either of the Companies or their respective properties, interests, rights, assets or undertakings.
We do not express an opinion on matters of fact; matters of international law, including, without limitation, the laws of the European Union except to the extent the laws of the European Union have direct force and effect in The Netherlands; anti-trust law; or, except as set forth in paragraphs L. and P. through R. below, any matter of taxation. No opinion is given on commercial, accounting or non-legal matters or on the ability of the parties to meet their financial or other obligations under the Credit Documents.
Based on the foregoing, and subject to any facts, circumstances and documents not disclosed to us, and subject to the further limitations, qualifications, assumptions, exclusions and exceptions set forth herein, we are of the opinion that:
A.
The Company has been duly incorporated and is validly existing as a public limited liability company (naamloze vennootschap) under the laws of The Netherlands. CB&I B.V. has been duly incorporated and is validly existing as a private limited liability company (besloten venootschap met beperkte aansprakeliikheid) under the laws of The Netherlands.

B.
The Company has the corporate power and corporate authority to own its properties and assets and to carry on its business within the objects clause of the Company Articles. CB&I B.V. has the corporate power and corporate authority to own its properties and assets and to carry on its business within the objects clause of the CB&I B.V. Articles.

November 06, 2006
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C.
The Company has the corporate power and corporate authority to execute and deliver each of the Credit Agreement and the Parent Guaranty and to perform its contractual obligations thereunder. CB&I B.V. has the corporate power and corporate authority to execute and deliver the Subsidiary Guaranty and to perform its contractual obligations thereunder.

D.
The execution, delivery and performance by the Company of the Credit Agreement and the Parent Guaranty have been duly authorized by all requisite corporate action on the part of the Company. The execution, delivery and performance by CB&I B.V. of the Subsidiary Guaranty have been duly authorized by all requisite corporate action on the part of CB&I B.V. Each of the Credit Agreement and the Parent Guaranty has been duly executed and delivered by the Company. The Subsidiary Guaranty has been duly executed and delivered by CB&I B.V.

E.
The choice of the laws of New York as the law governing each of the Credit Agreement and the Parent Guaranty is valid and binding upon the Company under the laws of The Netherlands, insofar as the laws of The Netherlands are applicable, and accordingly each of the Credit Agreement and the Parent Guaranty constitutes, in a proceeding before the courts of The Netherlands duly applying the laws of New York, the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to such exceptions to the legal, valid and binding obligation thereof and to the enforceability thereof as exist under the laws of New York. The choice of the laws of New York as the law governing the Subsidiary Guaranty is valid and binding upon CB&I B.V. under the laws of The Netherlands, insofar as the laws of The Netherlands are applicable, and accordingly the Subsidiary Guaranty constitutes, in a proceeding before the courts of The Netherlands duly applying the laws of New York, the legal, valid and binding obligation of CB&I B.V., enforceable against CB&I B.V. in accordance with its terms, subject to such exceptions to the legal, valid and binding obligation thereof and to the enforceability thereof as exist under the laws of New York.

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F.
Neither (i) the execution and delivery by the Company of the Credit Agreement and the Parent Guaranty nor (ii) the performance by the Company of its contractual obligations under the Credit Agreement and the Parent Guaranty, violates or conflicts with (w) the Company Articles, (x) the provisions of any published law, rule or regulation of general application of The Netherlands, (y) the provisions of any agreement, instrument or indenture known to us to which the Company is a party and which is governed by the laws of The Netherlands or (z) any order, judgment or decree known to us of any court or governmental authority of The Netherlands which is expressed to be binding on the Company. Neither (i) the execution and delivery by CB&I 13.V. of the Subsidiary Guaranty nor (ii) the performance by CB&I B.V. of its contractual obligations under the Subsidiary Guaranty, violates, breaches or results in a default under (w) the CB&I B.V. Articles, (x) the provisions of any published law, rule or regulation of general application of The Netherlands, (y) the provisions of any agreement, instrument or indenture known to us to which CB&I B.V. is a party and which is governed by the laws of The Netherlands or (z) any order, judgment or decree known to us of any court or governmental authority of The Netherlands which is expressed to be binding on CB&I B.V.

G.
Neither (i) the execution and delivery by any Co-Obligor of the Credit Agreement nor (ii) the performance by any Co-Obligor of its contractual obligations under the Credit Agreement, violates or breaches (x) the provisions of any published law, rule or regulation of general application of The Netherlands or (y) any order, judgment or decree known to us of any court or governmental authority of The Netherlands which is expressed to be binding on any Co-Obligor.

H.
Neither (A) the execution and delivery by the Company of each of the Credit Agreement and the Parent Guaranty, (B) the performance by the Company of its contractual obligations under each of the Credit Agreement and the Parent Guaranty, (C) the execution and delivery by CB&I B.V. of the Subsidiary Guaranty, (D) the performance by CB&I B.V. of its contractual obligations under the Subsidiary Guaranty, (E) the execution and delivery by the Co-Obligors of the Credit Agreement nor (F) the performance by the Co-Obligors of their contractual obligations under the Credit Agreement, requires any order, consent, permit or approval of, any national governmental or regulatory authority of The Netherlands.

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To our knowledge, there is no action, suit or proceeding pending against the Company, CB&I B.V. or any Co-Obligor before (x) any Dutch court, (y) any national governmental or regulatory authority of The Netherlands or (z) any arbitrator sitting in The Netherlands.
J,
There is no requirement that any Lender be licensed, qualified or otherwise entitled to carry on business in The Netherlands, (x) in order for such Lender to be entitled (A) to initiate legal proceedings to enforce the Credit Agreement or the Parent Guaranty against the Company in the Dutch courts or (B) to initiate legal proceedings to enforce the Subsidiary Guaranty against CB&I B.V. in the Dutch courts or (y) otherwise by reason only of (A) the execution and delivery by the Company of the Credit Agreement and the Parent Guaranty, (B) the execution and delivery by CB&I B.V. of the Subsidiary Guaranty, (C) the execution and delivery by any Lender of the Credit Agreement, (D) the performance by the Company of its contractual obligations under the Credit Agreement and the Parent Guaranty, (E) the performance by CB&I B.V. of its contractual obligations under the Subsidiary Guaranty or (F) the performance by any Lender of its contractual obligations under the Credit Agreement.

K.
Assuming that none of the Lenders has, or will subsequently acquire or open, an office (kantoor) or branch (filiaal) in The Netherlands, none of the Lenders will be deemed to acquire a domicile (woonplaats) within the meaning of BW I :10 through 1:15 in The Netherlands only by reason of (A) the execution and delivery of the Credit Agreement by such Lender and the performance by such Lender of its contractual obligations thereunder, (B) the execution and delivery of the Credit Agreement and the Parent Guaranty by the Company and the performance by the Company of its contractual obligations thereunder, (C) the execution and delivery by CB&I B.V. of the Subsidiary Guaranty and the performance by CB&I B.V. of its contractual obligations thereunder, (D) the enforcement of the Credit Agreement and the Parent Guaranty against the Company in legal proceedings before the Dutch courts or (E) the enforcement of the Subsidiary Guaranty against CB&I B.V. in legal proceedings before the Dutch courts.

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L.
Under the laws of The Netherlands no Lender will be subject to taxation in The Netherlands solely as a result of (A) the execution and delivery of the Credit Agreement by such Lender and the performance by such Lender of its contractual obligations thereunder, (B) the execution and delivery of the Credit Agreement and the Parent Guaranty by the Company and the performance by the Company of its contractual obligations thereunder, (C) the execution and delivery by CB&I B.V. of the Subsidiary Guaranty and the performance by CB&I BA/, of its contractual obligations thereunder, (D) the enforcement of the Credit Agreement or the Parent Guaranty against the Company in legal proceedings before the Dutch courts or (E) the enforcement of the Subsidiary Guaranty against CB&I B.V. in legal proceedings before the Dutch courts.

M.
Each of (x) the submission by the Company to the non-exclusive jurisdiction of the courts of the State of New York sitting in New York or the United States for the Southern District of such State pursuant to Section 10.14 of the Credit Agreement, (y) the submission by the Company to the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the State of New York pursuant to Section 13 of the Parent Guaranty and (z) the submission by CB&I B.V. to the non-exclusive jurisdiction of any state or federal court in the State of New York pursuant to Section 14 of the Subsidiary Guaranty, is valid and binding upon the Company or Ca&I B.V., as the case may be, under the laws of The Netherlands, insofar as the laws of the Netherlands are applicable, except that such submission to jurisdiction is void if any court of the State of New York sitting in New York or of the United States Southern District of such State, or any state or federal court of competent jurisdiction in the State of New York, as the case may be, would refuse to apply an international mandatory rule of Dutch law, that is a rule of Dutch private international law which specifies the governing taw in a particular situation and which does not permit any deviation from such governing law by agreement of the parties.

N.
In the absence of an applicable treaty between The Netherlands and the United States of America, a judgment rendered by a court in the State of New York will not be directly enforceable in The Netherlands. In order to obtain a judgment which is enforceable in The Netherlands, the claim must be reheard on its merits before a competent court in The Netherlands. However (i) a final judgment (which is a judgment not subject to being contested by appeal or other means) for the payment of money (other than a judgment for the payment of a fine or penalty or for the payment of punitive damages, as to which we express no opinion) rendered (x) against the Company or a Co-Obligor, in respect of a breach by the Company or such Co-Obligor of its payment obligations under the Credit Agreement, by a court of the State of New York sitting in New York or

November 06, 2006
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of the United States for the Southern District of such State, acting pursuant to the acceptance by the Company or the relevant Co-Obligor, as the case may be, of the non-exclusive jurisdiction of such court pursuant to Section 10.14 of the Credit Agreement, or (y) against the Company in respect of a breach by the Company of its payment obligations under the Parent Guaranty, by any state or federal court of competent jurisdiction in the State of New York, acting pursuant to the acceptance by the Company of the non-exclusive jurisdiction of such court pursuant to Section 13 of the Parent Guaranty or (z) against CB&I B.V. in respect of a breach by CB&I B.V. of its payment obligations under the Subsidiary Guaranty, by any state or federal court of competent jurisdiction in the State of New York, acting pursuant to the acceptance by CB&I B.V. of the non-exclusive jurisdiction of such court pursuant to Section 14 of the Subsidiary Guaranty, will under current practice be recognized by a Dutch court if (i) such judgment results from proceedings compatible with Dutch concepts of due process, (2) such judgment and its enforcement do not violate the public policy of The Netherlands, (3) the court that rendered such judgment (x) had jurisdiction under the relevant laws applicable in the State of New York and (y) did not assume jurisdiction on grounds incompatible with internationally recognised principles in respect of jurisdictional matters and (4) such judgment does not conflict with any other final judgment rendered between the same parties and (ii) the court in The Netherlands that so recognises a judgment granted against the Company, CB&I B.V. or a Co-Obligor as described in clause (i) of this sentence will under current practice generally grant the same monetary relief (other than a judgment for the payment of a fine or penalty or for the payment of punitive damages, as to which we express no opinion) set forth in such judgment without the necessity for relitigation on the merits.

0.
Under the laws of The Netherlands, neither the Company nor CB&I B.V. is entitled to invoke on the grounds of sovereignty, in respect of any legal proceedings arising out of its obligations under the Credit Agreement, the Parent Guaranty or the Subsidiary Guaranty, immunity from service of process in legal proceedings brought before a court in the Netherlands. Under the laws of The Netherlands, insofar as the laws of The Netherlands are applicable, none of the Co-Obligors is entitled to invoke on the grounds of sovereignty in respect of any legal proceedings arising out of its obligations under the Credit Agreement immunity from service of process in legal proceedings brought before a court in The Netherlands.

P.
No Co-Obligor will be subject to income taxation in The Netherlands only by reason of (i) the execution (ondertekening) or delivery (overhandiging) by such Co-Obligor of the Credit Agreement, (ii) the enforcement against any Co- Obligor of the Credit Agreement in legal proceedings before the courts of The Netherlands or (iii) the performance by the Lenders of their contractual obligations under the Credit Agreement.

November 06, 2006
12/19

Q.
All amounts payable by the Company or CB&I B.V. under the Credit Agreement, the Parent Guaranty or the Subsidiary Guaranty may be made free from withholding or deduction of or for any taxes of whatever nature imposed, assessed, withheld or levied by The Netherlands or any political subdivision or taxing authority thereof or therein.

R.	No stamp or registration or similar taxes or charges are payable in The Netherlands in respect of the execution and delivery of any of the Credit Documents.
The opinions expressed herein are subject to the following exceptions, limitations, qualifications and assumptions:
(i)
The use of the terms “enforceable”, “enforceability”, “valid”, “binding” and “effective” where used in paragraphs A. through R. above means that the obligations assumed by the relevant party under the relevant agreement are of a type which Dutch law generally recognizes or enforces; it does not mean that these obligations will necessarily be enforced in all circumstances in accordance with their terms. In particular, enforcement before the courts of The Netherlands will in any event be subject to the matters set forth in paragraphs (ii) through (xv) below.

(ii)
The opinions expressed herein may be affected or limited by and are subject in all respects to the provisions of applicable law concerning bankruptcy (faillissement), insolvency, fraudulent conveyance (actio Pauliana), preferential transfers (e.g. Article 47 Faillissementswet), statutory merger (juridische fusie), statutory demerger (splitsiino), moratorium (surseance van betaling), setoff, abatement (matiging), counterclaim, statute of limitations (veriaring) and compulsory dissolution (ontbinding) of a company, and other laws now or hereafter in effect, relating to or affecting the rights and remedies of creditors generally.

November 06, 2006
13/19

(iii)
The rights and obligations of the parties to the Credit Documents are, to the extent that the laws of The Netherlands are applicable and also possibly in the event that enforcement by a court in The Netherlands of any of the Credit Documents, or of a judgment rendered against the Company, CB&I B.V. or a Co-Obligor based on the Credit Documents, is sought, subject to the principles of reasonableness and fairness (beginselen van redelijkheid en billijkheid). which under Dutch law govern the relationship between the parties to a contract and which in certain circumstances may limit or preclude the reliance on, or enforcement of, contractual terms and provisions.

(iv)	The enforcement in The Netherlands of the Credit Documents would be subject to the rules of civil procedure as applied by the Dutch courts.

(v)	Specific performance (reele executie) and other remedies analogous to common law equitable remedies such as injunctive relief may not always be available under Dutch law.

(vi)	A provision which stipulates that certain documents constitute conclusive evidence may not be enforceable in all circumstances.

(vii)
If a specific provision in any of the Credit Documents permits concurrent proceedings to be brought in different jurisdictions at the same time relating to the same subject matter, such provisions may not be enforceable in The Netherlands.

(viii)
Article 242 of the Dutch Code of Civil Procedure may limit the enforcement in proceedings before a Dutch court of contractual provisions providing for indemnification for attorney’s fees and collection costs (buitengerechtelijke kosten).

(ix)
Under Dutch law each power of attorney (volinacht) or mandate (lastgeving) (including all appointments of process agents or other agents or attorneys-in-fact), whether or not by its terms stated to be irrevocable, granted by the Company or CB&I B.V., expressly or by implication, in any of the Credit Documents will terminate without notice by force of law upon bankruptcy of the Company or CB&I B.V., as the case may be, or of the person to whom the power of attorney (volmacht) or mandate (lastgeving) is granted.

November 06, 2006
14/19

(x)
Powers of attorney granted by the Company or CB&I B.V. can only be exercised with the cooperation of the court-appointed administrator (bewindvoerder) in the event the Company or CB&I B.V. is granted a suspension of payments (surseance van betaling).

(xi)
The opinions expressed in paragraph E. above are subject to the following exceptions and qualifications: (1) The choice of the laws of New York as the law governing the Credit Documents will not be recognized as valid and binding upon the Company or CB&I B.V. under the laws of The Netherlands, insofar as the laws of The Netherlands are applicable, to the extent that (a) any provision of the Credit Documents or (b) any provision of the laws of New York applicable to the Credit Documents, is manifestly incompatible with the public policy of The Netherlands. (2) Regardless of the law which the parties to a contract have chosen as the governing law with respect thereto, a court of The Netherlands may give effect to mandatory rules of Dutch law or the laws of another jurisdiction with which the situation has a close connection, if and insofar as under Dutch law or the laws of that other jurisdiction those rules must be applied regardless of the law which would otherwise be applicable. (3) The courts of The Netherlands will take into account the law of the country in which performance of an obligation occurs or is to occur in relation to (a) the manner of performance of such obligation and (b) the measures required to be taken by the obligee in the event of failure to perform such obligation.

The service of process against a party other than by personal delivery by a bailiff of the Dutch courts (gerechtsdeurwaarder) may not be considered by a Dutch court to constitute valid service of process, notwithstanding any provision or agreement to the contrary in the Credit Documents.

(xiii)
Provisions of the Credit Documents providing that a party thereto is not liable for, or is entitled to indemnification for, such party’s own intentional misconduct (opzet) or gross negligence (grove schuld) are in conflict with public policy of The Netherlands and may not be enforceable in The Netherlands.

(xiv)	Dutch law generally does not recognize the concept of ownership of property by a trustee for the benefit of third persons. Accordingly, any trusts purported to be created pursuant to Section 6 of the
November 06, 2006
15/19

Parent Guaranty or Section 6 of the Subsidiary Guaranty might not be recognized under the laws of The Netherlands and might not be enforced in legal proceedings before a court in The Netherlands.
(xv)
Under the laws of The Netherlands an agreement by a company may be void on the grounds of ultra vires if it is not in the interest of the company to enter into such agreement, even if the agreement clearly falls within the scope of the literal wording of the objects clause of the company’s articles of association. While the case law on this issue is limited, a guarantee of, assumption of liability for, or granting of other security for, obligations of companies other than direct or indirect majority-owned subsidiaries of the company issuing a guarantee or granting other security may be particularly vulnerable to challenge on this grounds. In the present case we assume that CB&I B.V. may derive benefits from the transactions contemplated by the Credit Agreement, taken as a whole. Whether such benefit is sufficient to make entering into the Subsidiary Guaranty by CB&I B.V. in CB&I B.V,’s “corporate interest” is a highly fact-specific question on which we express no opinion.

We express no opinion herein as to the first sentence of Section 2 of the Parent Guaranty and the Subsidiary Guaranty, or the provisions of Section 4 of the Parent Guaranty and the Subsidiary Guaranty, to the extent that pursuant to any of the provisions of the Parent Guaranty or the Subsidiary Guaranty referred to in this sentence the Company or CD&I B.V. purports to waive any defenses available to it pursuant to mandatory provisions of Dutch law as set forth in this opinion. In addition, without limiting the generality of the foregoing sentence, we express no opinion herein concerning the enforceability in legal proceedings before a court of The Netherlands of Section 4(a), 4(c), 5(e)(i), (ii) and (iii) (to the extent the Company or CB&I By. pursuant to the latter provisions purports to waive any right to “recouprnents” or “counterclaims”) or 5(g) of the Parent Guaranty or the Subsidiary Guaranty.
In this opinion, when we use the terms “to our knowledge”, “known to us” and the like we are referring only to the actual knowledge of those lawyers of Baker & McKenzie Amsterdam N.V. who regularly provide legal representation to the Company and CB&I B.V., based solely on documents included in the case files of Baker & McKenzie Amsterdam N.V. relating to such legal representation.
This opinion speaks as of the date hereof, and we make no undertaking to supplement such opinions if facts and circumstances come to our attention (including, without limitation, amendments to the Credit Documents), or changes in the law occur, which could affect such opinions.
November 06, 2006
16/19

This opinion:
1.
expresses and describes Dutch legal concepts in English and not in their original Dutch terms; these concepts may not be identical to the concepts described by the English translations; this opinion may therefore be relied upon only on the express conditions (x) that such opinion and any issues of interpretation or liability arising thereunder shall be governed by, and that all words and expressions used herein shall be construed and interpreted in accordance with, the laws of The Netherlands and (y) that any issues of interpretation or liability arising hereunder shall also be governed by Dutch law and shall be brought exclusively before a Dutch court;

2.	is strictly limited to the matters set forth herein and no opinion tnay be inferred or implied beyond that expressly stated herein; and

3.
is furnished as of its date at the request and direction of the Company and C13&I B.V. pursuant to Section 4.01(a)(v) of the Credit Agreement and may be relied upon solely by the addressees hereof and may not be relied upon by or furnished, circulated or quoted to, or used or referred to or filed with, any other person, or by the addressees hereof in any other context, without our express written consent. Subject to the provisions of paragraphs 1. and 2, above, you may, however, deliver a copy of this opinion to your accountants; attorneys and other professional advisors, to regulatory authorities having jurisdiction over you, including, without limitation, the National Association of Insurance Commissioners, to any Eligible Assignee or Participant of any Lender and to any successor Administrative Agent or L/C Issuer, and such legal counsel, Eligible Assignee, Participant, successor Administrative Agent or L/C Issuer may rely on this opinion as if it were addressed and had been delivered to it on the date hereof, unless and to the extent statements in this opinion would be affected by the status of such Eligible Assignee, Participant, successor Administrative Agent or L/C Issuer.

We express no opinion on any laws other than the law of The Netherlands as it stands and has been interpreted in printed case law of the courts of The Netherlands as of the date of this opinion. In particular, without limiting the generality of the foregoing we express no opinion concerning whether or under what circumstances or with what result a court sitting outside The Netherlands would or might apply Dutch law.
November 06, 2006
17/19

This opinion is given on behalf of Baker & McKenzie Amsterdam N.V. and not on behalf of or by any other office or associated firm of the Swiss Verein Baker & McKenzie. In this opinion the expressions “we”, “us”, “our” and like expressions should be construed accordingly.
Yours sincerely,
Baker & McKenzie Amsterdam N.V.
November 06, 2006
18/19

SCHEDULE A
Metropolitan Life Insurance Company Allstate Life Insurance
Company Phoenix Life Insurance Corp.
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)
November 05, 2006
19/19

EXHIBIT C-4
FORM OF
OPINION OF MORRISON & FOERSTER LLP
[See attachment hereto]
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

425 MARKET STREET SAN FRANCISCO CALIFORNIA 94105-2482 TELEPHONE: 415.268.7000 FACSIMILE: 415.268.7522 WWW.MOEO.COM	MORRISON & FOERSTER LLP

NEW YORK, SAN FRANCISCO,
LOS ANGELES, PALO ALTO,
SAN DIEGO, WASHINGTON, D.C.

DENVER, NORTHERN VIRGINIA,
ORANGE COUNTY, SACRAMENTO,
WALNUT CREEK, CENTURY CITY

TOKYO, LONDON, BEIJING,
SHANGHAI, HONG KONG,
SINGAPORE, PRUSSELS
November 6, 2006
To Bank of America, N.A., as Administrative Agent,
and to each L/C Issuer and each Lender party to
the Credit Agreement described below

Re:	$100 Million Letter of Credit and Term Loan Agreement dated as of November 6, 2006
Ladies and Gentlemen:
We have acted as counsel for Bank of America, N.A. (the “Bank”), as administrative agent, in connection with the transactions contemplated by the $100 Million Letter of Credit and Term Loan Agreement, dated as of November 6, 2006 (the “Credit Agreement”), among Chicago Bridge & Iron Company, N.V., on behalf of itself and as Co-Obligors’ Agent, and Chicago Bridge & Iron Company (Delaware), CBI Services, Inc., CB&I Constructors, Inc. and CB&I Tyler Company, as Co-Obligors, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as issuers of letters of credit (the “L/C Issuers”), certain lenders signatory thereto (including the Bank) (the “Lenders”), and the Bank, as administrative agent. This opinion is furnished to the Administrative Agent, the L/C Issuers and the Lenders pursuant to Section 4.01(a)(vi) of the Credit Agreement. Unless otherwise defined herein, terms defined in the Agreement shall have the same meanings herein.
We have examined originals or copies of the executed Credit Agreement, the Credit- Linked Notes, each dated November 6, 2006, the LOC Allocation Agreement, dated as of November 6, 2006, executed by Bank as Administrative Agent in connection with the Credit Agreement, and the Money Market Account Agreement, dated November 6, 2006 (the “Deposit Agreement”) between the Bank as Administrative Agent and the Bank as Depository, establishing the Credit-Linked Deposit Account (collectively, the “Documents”).
In addition, we have considered such questions of law as we have deemed necessary for the purpose of rendering the opinions set forth herein.
We have assumed the genuineness of all signatures and the authenticity of all items submitted to us as originals and the conformity with originals of all items submitted to us as copies. In making our examination of the Documents, we have assumed that (i) each party to the Documents (other than the Bank) has the power and authority to execute and deliver, and to perform and observe the provisions of, the Documents, and has duly authorized, executed and delivered such Documents, and (ii) such Documents constitute the legal, valid and binding

The Administrative Agent, the L/C Issuers, and the Lenders party to the Letter of Credit and Term Loan Agreement
November 6, 2006
Page Two
obligations of each such party (other than the Bank). You will receive an opinion letter of even date herewith from Peter I-1. Fuad, Assistant General Counsel of the Bank, with respect to the authority of the Bank to execute and deliver the Documents and certain other matters. We have relied on such opinion letter in rendering the opinions set forth herein, without independently considering the matters covered thereby.
For purposes of our opinion below regarding the enforceability of the choice-of-law provisions in the Credit Agreement and the Credit-Linked Notes, we have assumed that Section 5-1401 of the New York General Obligations Law will be given effect in accordance with its terms.
The opinion hereinafter expressed is subject to the following further qualifications and exceptions:
(1) The effect of bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally, including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination, as such laws may be applied in the event of any bankruptcy, receivership, insolvency, reorganization, liquidation, readjustment of debt or other similar proceedings of, or moratorium affecting, the Bank.
(2) Limitations imposed by general principles of equity upon the availability of equitable remedies or the enforcement of provisions of the Documents; and the effect of judicial decisions which have held that certain provisions are unenforceable where their enforcement would violate the implied covenant of good faith and fair dealing, or would be commercially unreasonable, or where a default under the Documents is not material.
(3) We express no opinion as to the enforceability of requirements that provisions of the Documents may only be waived in writing to the extent that an oral agreement has been entered into modifying provisions of the Documents.
(4) We express no opinion as to the circumstances under which rights of setoff may be exercised by the Lenders or any Participants.
(5) The effect of judicial decisions permitting the introduction of extrinsic evidence to supplement the terms or aid in the interpretation of the Documents.
(6) We express no opinion as to the effect on the opinion expressed herein of (a) the compliance or non-compliance of any party to the Documents with any law, regulation or order applicable to it, or (b) the legal or regulatory status or the nature of the business of any such party.

The Administrative Agent, the L/C Issuers, and the Lenders party to the Letter of Credit and Term Loan Agreement
November 6, 2006
Page Three
(7) We express no opinion as to compliance or noncompliance of any Persons with applicable federal or state securities laws or as to the effect of noncompliance on the opinions rendered herein.
Based upon and subject to the foregoing, we are of the opinion that the Documents constitute the legally valid and binding obligations of the Bank, enforceable against the Bank in accordance with their respective terms.
We express no opinion as to matters governed by any laws other than the substantive laws of the State of New York (including, except as provided below, its applicable choice-of-law rules) and federal laws of the United States which are in effect on the date hereof, and we express no opinion as to the effect on the opinions expressed herein of any laws other than the laws of the State of New York and federal laws of the United States of America. In rendering our opinion above with respect to the enforceability of the Deposit Agreement, we have assumed for purposes of this opinion that the laws of the State of New York would govern the Deposit Agreement; we express no opinion, however, as to whether New York law would be applied by any court in or of the State of New York in which enforcement of the Deposit Agreement may be sought.
This opinion is solely for the benefit of the Administrative Agent, the L/C Issuers and the Lenders and may not be relied upon by, nor may copies be delivered to, any other Person without our prior written consent, except (i) other financial institutions to which the Lenders may from time to time assign all or a portion of the Credit Obligations, the Participations, the Advances or the Term Loans (or grant participations therein) in accordance with the Credit Agreement, and (ii) that copies may be furnished to regulatory authorities having jurisdiction over the Lenders or their assignees (including the National Association of Insurance Commissioners), outside accountants of the Lenders or their assignees (for the sole purpose of preparing financial statements), and any attorneys of any of the foregoing persons. Notwithstanding the foregoing grant of permission to an assignee to rely on this opinion, we express no opinion with respect to the effect of the assignee’s failure to comply with any legal requirement in order for it to enforce the Documents. We express no opinion as to the enforceability of the Documents by a participant.
Very truly yours,
Morrison & Foerster LLP

EXHIBIT C-5
FORM OF
OPINION OF INTERNAL COUNSEL TO THE ADMINISTRATIVE AGENT
[See attachment hereto]

Bank of America,

Legal Department Los Angeles	Bank of America, N. A. Mail Code: CA9-193 24-01 333 a Hope Street Sude 2400 Los Angeles, CA 80071 Tel: {213) 621-8709 Fax: (213) 821-8759
November 6, 2006
To Bank of America, N.A., as Administrative Agent,
and to each L/C Issuer and each Lender party to the Credit Agreement described below
Re:  $100 Million Letter of Credit and Term Loan Agreement dated as of November 6, 2006
Ladies and Gentlemen:
I serve as Assistant General Counsel to Bank of America, N.A. (the “Bank”), as administrative agent and have acted in connection with the preparation, execution, and delivery of the $100 Million Letter of Credit and Term Loan Agreement, dated as of November 6, 2006 (the “Credit Agreement”), among Chicago Bridge & Iron Company, N.V., on behalf of itself and as Co-Obligors’ Agent, and Chicago Bridge & Iron Company (Delaware), CBI Services, inc., CB&I Constructors, Inc, and CB&1 Tyler Company, as Co-Obligors, Bank of America, N.A, and WMorgan Chase Bank, N,A,, as issuers of letters of credit (the “L/C Issuers”), certain lenders signatory thereto (including the Bank) (the “Lenders”), and the Bank, as administrative agent, the Credit-Linked Notes, the LOC Allocation Agreement, dated as of November 6, 2006, executed by Bank as Administrative Agent in connection with the Credit Agreement, and the Money Market Account Agreement, dated as of November 6, 2006, which establishes the Credit-Linked Deposit Account (collectively, the “Documents”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Documents. I have examined a certificate of the Comptroller of the Currency of recent date as to the valid certification of the Bank to do business as a national banking association, such records and other proceedings of the Bank and such laws, rules, and regulations as I have deemed necessary for purposes of issuing this opinion. I have also examined a certificate of an Assistant Secretary of the Bank (the “Certificate”) as to the authority of certain officers of the Bank to execute the Documents on behalf of the Bank and as to the incumbency of the officer(s) of the Bank who have executed the Documents on behalf of the Bank. I have assumed the authenticity of certificates and documents submitted to me as originals (other than the Documents and the Certificate) and the conformity to original documents of documents submitted to me as copies.
Based upon and subject to the foregoing, I am of the opinion that:
1.
The Bank is a national banking association currently authorized to transact the business of banking and has the requisite power and authority to execute and deliver, and to perform and observe the provisions of, the Documents.

The Administrative Agent, the L/C Issuers and the Lenders
November 6, 2006

2.	The Documents have each been duly authorized, executed and delivered by the Bank.
I express no opinion as to matters governed by any laws other than the federal laws of the United States and, as to delivery of the Documents, the laws of the State of California which are in effect on the date hereof, and I express no opinion as to the effect on the opinions expressed herein of any laws other than the federal laws of the United States of America.
This opinion is solely for the benefit of the Administrative Agent, the L/C Issuers and the Lenders and may not be relied upon by, nor may copies be delivered to, any other Person without my prior written consent, except (i) other financial institutions to which the Lenders may from time to time assign all or a portion of the Credit Obligations, Participations, the Advances or the Term Loans (or grant participations therein) in accordance with the Credit Agreement, and (ii) that copies may be furnished to regulatory authorities having jurisdiction over the Lenders (including the National Association of Insurance Commissioners) or their assignees, outside accountants of the Lenders or their assignees (for the sole purpose of preparing financial statements), and any attorneys of any of the foregoing persons.
Very truly yours,

Peter H. Fund
Assistant General Counsel

EXHIBIT C-6
FORM OF
OPINION OF SPECIAL COUNSEL TO THE LENDERS
[See attachment hereto]

LOYENSILOEFF
To:
Each of the parties listed
on Schedule I attached hereto
CHICAGO BRIDGE & IRON
CREDIT AGREEMENT B — USD 100,000,000
Privileged
Amsterdam/London, 6 November 2006
Ladies and Gentlemen,
You have requested us, the undersigned, as your special counsel on certain matters of Dutch law, to render an opinion with respect to Chicago Bridge & Iron Company N.V. (the “Parent”), a public company with limited liability, incorporated under Dutch law and Chicago Bridge & Iron Company B.V. (the “Subsidiary”), a private company with limited liability, incorporated under Dutch law (the “Companies” and each a “Company”), in connection with the transactions contemplated by (a) that certain letter of credit and term loan agreement by and among, inter alia, the Parent, Chicago Bridge & Iron Company (Delaware), CBI Services, Inc. and Bank of America, N.A, dated as of 6 November 2006, for a maximum amount of USD 100,000,000 (the “Credit Agreement”), and (b) the other Opinion Documents as defined herein.
Capitalised terms used herein which are not otherwise defined herein are used as defined in the Credit Agreement. Headings used in this opinion are for ease of reference only and shall not affect the interpretation hereof.
in this opinion:
“Guaranties” means the documents listed in Schedule II under (2) and (3).
“Opinion Documents” means the documents listed in Schedule II.
In rendering this opinion, we have examined and relied upon electronically transmitted copies of executed copies of the Opinion Documents and upon the following documents:
(1)
a facsimile copy of an excerpt dated 6 November 2006 of the registration of the Parent in the trade register of the Chamber of Commerce of Amsterdam, the Netherlands (the “Trade Register”) (the “Parent Excerpt”);

LOYE N Si LOEFF
(2)	a facsimile copy of an excerpt dated 6 November 2006 of the registration of the Subsidiary in the Trade Register (the “Subsidiary Excerpt” and together with the Parent Excerpt the ‘Excerpts”);

(3)	a facsimile copy of articles of association (statuten) of the Parent, dated 24 May 2005 (the “Parent Articles”); and

(4)	a facsimile copy of articles of association (statuten) of the Subsidiary, dated 26 September 2002 (the “Subsidiary Articles” and together with the Parent Articles the “Articles of Association”).
For the purpose of the opinions expressed herein, we have assumed:
(i)	the genuineness of all signatures;

(ii)	the authenticity of all agreements, certificates, instruments, and other documents submitted to us as originals;

(iii)	the conformity to the originals of all agreements, certificates, instruments, and other documents submitted to us as copies;

(iv)
that the information recorded in the Excerpts is true, accurate and complete on the date hereof (although not constituting conclusive evidence thereof our assumption is supported by information obtained by telephone today from the Trade Register confirming that no changes were registered after the date of the Excerpts);

(v)
that the Companies have not been dissolved (ontbonden), merged (gefuseerd), split up (gesplitst), granted a suspension of payments (surseance verfeend), declared bankrupt (ballet verklaard) or subjected to any other insolvency proceedings listed in Annex A or winding up proceedings listed in Annex B of the 29 May 2000 Council Regulation (EC) No 1346/2000 on Insolvency Proceedings (the “Insolvency Regulation”) (although not constituting conclusive evidence thereof, this assumption is supported by (a) the contents of the Excerpts, (b) information obtained by telephone today from (i) the bankruptcy clerk’s office (faillissementsgriffie) of the court in Amsterdam, the Netherlands, and (ii) the international bankruptcy clerk’s office (internationale faillissementsgriffie) of the court in The Hague, the Netherlands);

(vi)
that the Articles of Association are the articles of association (statuten) of the Companies in force on the date hereof (although not constituting conclusive evidence thereof, this assumption is supported by the contents of the Excerpts);

(vii)	that the Opinion Documents have not been amended, supplemented, terminated, rescinded or declared null and void;

(viii)	that none of the Companies has established or is in the process of establishing a works council (ondernemingsraad) or central works council (centrafe ondernemingsraad);

(ix)	that each party to the Opinion Documents is validly existing under the laws under which it is purported to have been incorporated;

(x)
that (a) each party to the Opinion Documents has all requisite power (corporate and otherwise) to execute and deliver, and to perform its obligations under, the Opinion Documents, and (b) the Opinion Documents have been duly authorised, executed, and delivered by or on behalf of the parties thereto;

Legal Opinion
Chicago Bridge & iron B
Execution Version

2

LOYE N Si LOEFF
(xi)
that, under the laws by which the Opinion Documents are expressed to be governed and under the laws of any other relevant jurisdiction (other than Dutch law), the Opinion Documents constitute the legal, valid and binding obligations of the parties thereto, and are enforceable against those parties in accordance with their terms;

(xii)	that the Credit Linked Notes and the Term Notes will not be offered or sold, directly or indirectly, in the Netherlands; and

(xiii)	that the Companies do not qualify as a credit institution within the meaning of Section 1 under (a) of the Act on the Supervision of the Credit System 1992 (Wet toezicht kredietwezen 1992).
Based upon the foregoing and subject to any factual matters or documents not disclosed to us in the course of our investigation, and subject to the qualifications and limitations stated hereafter, we are of the opinion that on the date hereof:
Choice of law
A.
The choice of the laws of the State of New York as the law governing the Opinion Documents is valid and binding under Dutch law, except (i) to the extent that any term of the Opinion Documents or any provision of the law of the State of New York applicable to the Opinion Documents is manifestly incompatible with the public policy (ordre public) of the Netherlands and (ii) that a Dutch court may give effect to mandatory rules of Dutch law or the laws of another jurisdiction, with which the situation has a close connection, if and insofar as, under Dutch law or the laws of that other jurisdiction, those rules must be applied irrespective of the chosen law.

Legal validity
B.
Subject to paragraph A. above, the Opinion Documents to which they are a party constitute the legal, valid and binding obligations of the Companies, enforceable against the Companies in accordance with their respective terms.

This opinion is subject to the following qualifications:
a.
The opinions expressed herein may be affected or limited by the provisions of any applicable bankruptcy (faillissement), insolvency, fraudulent conveyance (actio pauliana), reorganisation, suspension of payments (surseance van betaling) and other laws of general application now or hereafter in effect, relating to or affecting the enforcement or protection of creditor’s rights (including but not limited to the laws that apply pursuant to the Insolvency Regulation).

b.
If proceedings are instituted against the Company in the courts of the Netherlands in respect of any sum payable under the Opinion Documents, the claimant has the option to request those courts to render judgment either in United States Dollars or in the lawful currency of the Netherlands. A final judgment in United States Dollars may be enforced in the Netherlands either in United States Dollars or, if enforcement purposes would so require, in the lawful currency of the Netherlands. In either case, the applicable rate of exchange would be such rate that procures that the amount in the lawful currency of the Netherlands is sufficient for the claimant to purchase, on the date of payment by the Company, forthwith the sum payable in United States Dollars.

c.
Under Dutch law, each power of attorney (volmacht) or mandate (lastgeving), whether or not irrevocable, granted by a Company in the Opinion Documents will terminate by force of law, without notice, upon bankruptcy (faillissement), and will cease to be effective in case of a suspension of payments (surseance van betaling), of a Company. To the extent that the appointment by a Company of a process agent would be deemed to constitute a power of attorney or a mandate, this qualification would apply.

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Chicago Bridge & Iron B
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LOYE N Si LOEFF
d.
Under Dutch law, a power of attorney can be made irrevocable, provided that the scope of the power of attorney concerns legal acts which are in the interest of the holder of the power of attorney or a third party. However, a counterparty of the proxy holder which has been granted an irrevocable power of attorney, may assume that this condition has been met, unless the contrary is evident to such a party.

e.	A power of attorney does not affect the authority of the issuer to perform the actions envisaged by such power of attorney itself.

f.
The consent to the jurisdiction of the courts of the State of New York, as provided in the Opinion Documents, is valid and binding upon the Companies under Dutch law, insofar as Dutch law is applicable, provided, however, that such consent does not preclude bringing claims before the provisional measures judge (voorzieningenrechter) of a competent court in the Netherlands.

g.
A Dutch court may have to decline jurisdiction if concurrent proceedings have been brought elsewhere. Dutch law provides that if proceedings, involving the same cause of action between the same parties, are brought before the courts of different states, any court other then the court first seized shall of its own motion decline jurisdiction in favour of that court, provided that the latter court has determined that it has jurisdiction.

h.
In the absence of an applicable treaty between the State of New York and the Netherlands, a judgement rendered by a State of New York court will not be enforced by the courts in the Netherlands. In order to obtain a judgement which is enforceable in the Netherlands the claim must be relitigated before a competent Dutch court. A judgement rendered by a State of New York court pursuant to the Opinion Documents will, under current practice, be recognised by a Dutch court if (i) that judgement results from proceedings compatible with Dutch concepts of due process, (ii) that judgement does not contravene public policy (ordre public) of the Netherlands and (iii) the jurisdiction of the State of New York court has been based on an internationally acceptable ground.

i.
The validity of the guarantee provided by the Companies pursuant to the Guaranties may be affected by the ultra vires provisions of section 2:7 of the Dutch Civil Code. These provisions give legal entities the right to invoke the nullity of a transaction if such transaction entered into by such entity cannot serve to realise the objects of such entity and the other parties to such transaction knew, or without independent investigation should have known, that such objects have been exceeded. All circumstances relevant in determining corporate benefit should be taken into account, including the wording of the objects clause of the articles of association and the level of (direct or indirect) benefit derived by the legal entity.

We express no opinion on any law other than the law of the Netherlands (unpublished case law not included) as it currently stands. We express no opinion on any laws of the European Communities (insofar as not implemented in the Netherlands in statutes or regulations of general application or unless it concerns EU Regulations (Verordeningen) in effect in the Netherlands on the date of the opinion). In this opinion letter we express no opinion on tax law, on the business merits of the transaction contemplated by the Opinion Documents or on antitrust law.
Legal Opinion
Chicago Bridge & Iron B
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LOYENSILOEFF
In this opinion letter Dutch legal concepts are sometimes expressed in English terms and not in their original Dutch terms. The concepts concerned may not be identical to the concepts described by the same English term as they exist under the laws of other jurisdictions. This opinion letter may only be relied upon under the express condition that any issue of interpretation or liability arising thereunder will be governed by Dutch law and be brought exclusively before the competent court in Rotterdam, the Netherlands. In addition, this opinion letter may only be relied upon by you under the express condition that our General Conditions which include a limitation of liability clause (a copy of which is attached hereto as Annex I) apply; the reference to Client inciudes the Opinion Addressees.
This opinion letter is strictly limited to the matters stated herein and may not be read as extending by implication to any matters not specifically referred to. Nothing in this opinion should be taken as expressing an opinion in respect of any representations or warranties, or other information, contained in any of the above documents or any other document examined in connection with this opinion except as expressly confirmed herein.
This opinion letter is addressed to you and may only be relied upon by you in connection with the transactions to which the Opinion Documents relate, and may not be relied upon by any other person, firm, company, or institution without our prior written consent, save that any Lender that becomes a Lender by a permitted assignment or transfer, may rely upon this opinion letter after notifying us in writing thereof and this opinion letter may be disclosed without reliance to regulatory authorities having jurisdiction over you in case a legal obligation to do so arises.
Yours faithfully,
Loyens & Loeff N.V.

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LOYENSLLOEFF
SCHEDULE I
OPINION ADDRESSEES
Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Director, Investments, Private Placements, and
Chief Counsel-Securities Investments (PRIV)
Allstate Life Insurance Company
c/o Allstate Investments LLC
Private Placements Department
3075 Sanders Road, STE G3A
Northbrook, Illinois 60062-7127
Phoenix Life Insurance Company c/o
Phoenix Investment Partners Attention:
Private Placement Department
56 Prospect Street
Hartford, Connecticut 06115
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LOYENSLLOEFF
LOYENSi LOEFF
SCHEDULE II
OPINION DOCUMENTS
(2)	A letter of credit and term loan agreement by and among, inter alia, the Parent, Chicago Bridge & Iron Company (Delaware), CBI Services, Inc. and

(3)	Bank of America, N.A, dated as of 6 November 2006;

a parent guaranty, dated 6 November 2006, by and between the Parent and Bank of America, N.A.;

a subsidiary guaranty, dated 6 November 2006, by and between, inter alia, the Subsidiary and Bank of America, N.A.
Legal Opinion
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LOYENSLLOEFF
ANNEX I
GENERAL CONDITIONS Loyens & Loeff N.V.
The General Terms and Conditions governing the services to be provided by or on behalf of the public limited company Loyens a Loeff N.V., hereinafter to be referred to as “Loyens & Loeff.
1.	The relation between the Client and Loyens & Loeff shall be governed entirely by the law of the Netherlands.

2.	Solely Loyens a Loeff shall operate as contracting agent vis•la-vis the Client. Articles 404 and 407(2) of Book 7 of the Dutch Civil Code shall not be applicable.

3.
Loyens & Loeff shall be obliged to exercise the due care that, in the given circumstances, may reasonably be expected from it with respect to the services provided by or on its behalf. Achieving the intended result is not guaranteed by Loyens & Loeff.

4.
When carrying out an assignment, Loyens & Loeff may involve one or more persons that are not, whether directly or indirectly, connected with Loyens & Loeff. Any failure of such person may be attributed to Loyens & Loeff, only if the Client proves that Loyens & Loeff did not act with due care when choosing such person.

5.
The Client shall allow that Loyens & Loeff and the persons involved in carrying out an assignment by or on behalf of Loyens & Loeff share information relating to the Client and an assignment awarded by the Client with other persons connected with Loyens a Loeff, to the extent required or useful for the purposes of client relation management.

6.1
The Client shall be entitled to compensation for the entire damages sustained by the Client that is, by law, a consequence of an event or series of connected events for which Loyens & Loeff is liable by law:

a.
where Loyens & Loeff has any insurance coverage for such damages, not to exceed an amount equal to the insurance payment to be received by Loyens & Loeff plus the excess payable by Loyens 8, Loeff under such insurance;

b.	where Loyens & Loeff does not have insurance coverage for such damages at all, not to exceed an amount of EUR 450,000.
6.2
Without prejudicing the provisions set forth in Article 89 of Book 6 of the Dutch Civil Code, the right to compensation for damages shall at any rate terminate twelve months after the occurrence of the event that caused, whether directly or indirectly, the damages for which Loyens Loeff is liable.

6.3	The provisions set forth in the two foregoing paragraphs shall also apply, if the Client claims compensation for damages on the grounds of a right taken over or acquired from a third party.

6.4
In the event that one or more third parties should claim from Loyens & Loeff compensation for damages they sustained in connection with services provided by or on behalf of Loyens a Loeff to the Client, the latter shall indemnify Loyens Loeff against such claim or claims and additional costs, insofar as Loyens a Loeff should have to pay to the third party or parties compensation in excess of the compensation Loyens & Loeff would have had to pay to the Client if the Client had claimed compensation from Loyens Loeff for the damages sustained by such third party or parties.

6.5
In the event both the Client and a third party or third parties should claim compensation for damages from Loyens & Loeff in connection with services provided to the Client by or on behalf of Loyens Loeff, the damages sustained by the Client shall not qualify for compensation insofar as the amount of the claim to be paid to the Client would, as such or after having been increased by the amount of the claim to be paid to the third party or parties, be in excess of the maximum amount provided in Article 6.1 under (a) or (b).

7.
The General Terms and Conditions may also be invoked by those natural persons or legal entities that are involved, whether directly or indirectly, in any manner whatsoever for the services provided by or on behalf of Loyens & Loeff.

8.	The General Terms and Conditions shall also be applicable to any supplementary or follow-up assignments.

9.
The District Court of Rotterdam shall have exclusive jurisdiction over any disputes between the Client and Loyens a. Loeff, on the understanding that Loyens & Loeff shall continue to have power to take legal action against the Client in a court of law that would have had jurisdiction over disputes between the Client and Loyens & Loeff if the above nomination of jurisdiction had not been made.

10.	The General Terms and Conditions drawn up in the Dutch language shall prevail over the General Terms and Conditions drawn up in the English language or in any other language.
These general conditions were deposited with the Registry of the Rotterdam District Court on January 1, 2005 under number 142/2004.

BEIJING	400 South Hope Street	NEW YORK
BRUSSELS	Los Angeles, California 90071-2899	SAN FRANCISCO
CENTURY CITY		SHANGHAI
	TELEPHONE (213) 430-6000	SILICON VALLEY
HONG KONG	FACSIMILE (213) 430-6407	TOKYO
LONDON	WwW.OMM.COM	WASHINGTON, D.C.
NEWPORT BEACH

November 6, 2006		OUR FILE NUMBER 045, 231-0183
TO EACH OF THE
LENDERS LISTED ON
SCHEDULE A HERETO
Re:	Chicago Bridge & Iron Company N.V.; Chicago Bridge & Iron Company (Delaware); CBI Services, Inc.; CB&I Constructors, Inc.; and CB&I Tyler Company $100.000.000 Letter of Credit and Term Loan Agreement
Ladies and Gentlemen:
We have acted as your special counsel in connection with the $100,000,000 Letter of Credit and Term Loan Agreement dated as of November 6, 2006 by and among Chicago Bridge & Iron Company N.V., a corporation organized under the laws of The Kingdom of the Netherlands (the “Company”), Chicago Bridge & Iron Company (Delaware), a Delaware corporation, CBI Services, Inc., a Delaware corporation, CB&I Constructors, Inc., a Texas corporation, and CB&I Tyler Company, a Delaware corporation (hereinafter referred to individually as a “Co-Obligor” and collectively the “Co-Obligors”), Bank of America, N.A. and JPMorgan Chase Bank, N.A., as L/C Issuers, Bank of America, N.A., as Administrative Agent, and each of you, respectively (the “Letter of Credit Agreement”). We are providing this opinion to you pursuant to Section 4.01(a)(vii) of the Letter of Credit Agreement. Except as otherwise indicated, capitalized terms used in this opinion and defined in the Letter of Credit Agreement will have the meanings given in the Letter of Credit Agreement. The Company, the Co-Obligors and Chicago Bridge & Iron Company B.V. are collectively referred to herein as the “Opinion Parties” and individually as an “Opinion Party.”
In our capacity as special counsel, we have participated in the preparation and negotiation of the Letter of Credit Agreement, the Credit-Linked Notes, the Parent Guaranty and the Subsidiary Guaranty (together, the “Closing Date Credit Documents”) and the form of the Term Note (together with the Closing Date Credit Documents, the “Credit Documents”) and have examined, among other things, originals or copies thereof, as well as the legal opinion of Thelen Reid & Priest LLP, counsel to the Credit Parties, the legal opinion of Robert H. Wolfe, internal counsel to the Credit Parties, the legal opinion of Baker & McKenzie Amsterdam N.V., Netherlands counsel to the Credit Parties, the legal opinion of John S. Barry, Assistant General

O’MELVENY & MYERS LLP
Lenders listed on Schedule A hereto
November 6, 2006 — Page 2
Counsel of Bank of America, N.A., as Administrative Agent, the legal opinion of Morrison & Foerster LLP, counsel to Bank of America, N.A., as Administrative Agent, and the legal opinion of Loyens & Loeff, your Netherlands counsel, each dated the date hereof (collectively, the “Other Counsel Opinions”). We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with originals of all documents submitted to us as copies. As to relevant factual matters, we have obtained and relied upon those certificates of officers of the Opinion Parties and certificates of public officials that we considered appropriate. To the extent the Opinion Parties’ obligations depend on the enforceability of the Credit Documents against the other parties to the Credit Documents, we have assumed that the Credit Documents are enforceable against such other parties.
In rendering the opinions set forth herein, we have assumed that (i) each Opinion Party has been duly formed, and is validly existing in good standing under the laws of its respective jurisdiction of formation or organization, with power to enter into the Credit Documents to which it is party and to perform its obligations thereunder, (ii) the execution, delivery and performance of such Credit Documents have been duly authorized by all necessary action on the part of each Opinion Party party thereto, and (iii) such Credit Documents have been duly executed and delivered by each Opinion Party party thereto.
On the basis of such examination, our reliance upon the assumptions in this opinion and our consideration of those questions of law we considered relevant, and subject to the limitations and qualifications in this opinion, we are of the opinion that:
1. Each of the Closing Date Credit Documents constitutes the legally valid and binding obligation of each Opinion Party party thereto, enforceable against such Opinion Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law, and possible judicial action giving effect to governmental actions or foreign laws affecting creditors’ rights. Each of the Term Notes, when duly executed and delivered by each Co-Obligor, will constitute the legally valid and binding obligation of each Co-Obligor, enforceable against each Co-Obligor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

O’MELVENY & MYERS LLP
Lenders listed on Schedule A hereto
November 6, 2006 — Page 3
2. Assuming the accuracy of (i) the Company’s and the Co-Obligors’ representations in the first sentence of Section 5.13 of the Letter of Credit Agreement, (ii) your representations in Section 10.09(a) of the Letter of Credit Agreement, (iii) the representations and warranties of Banc of America Securities LLC (“BAS”) in that certain offeree letter, dated as of November 6, 2006, from BAS to the Company, O’Melveny & Myers LLP and Thelen Reid & Priest LLP, and (iv) the representations and warranties of JPMorgan Securities Inc. in that certain offeree letter, dated as of November 6, 2006, from JPMorgan Securities Inc. to the Company, O’Melveny & Myers LLP and Thelen Reid & Priest LLP, it is not necessary in connection with the execution and delivery of the Credit-Linked Notes and the Term Notes (together, the “Notes”) under the circumstances contemplated by the Letter of Credit Agreement to register the Notes under the Securities Act of 1933, as amended, or to qualify an indenture in respect thereof under the Trust Indenture Act of 1939, as amended. We express no opinion as to the securities laws of any other jurisdiction.
3. Assuming the accuracy of the Co-Obligors’ representations in Section 5.14 of the Letter of Credit Agreement, neither the extension of credit nor the use of proceeds provided in the Letter of Credit Agreement will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System. For purposes of this opinion, we have assumed that none of the Lenders is a “creditor” as defined in Regulation T.
The Other Counsel Opinions are satisfactory in form to us and cover the matters required by the Letter of Credit Agreement, and we believe you are justified in relying on such opinions. However, we bring to your attention that the Other Counsel Opinions do not cover any Credit Parties other than the Opinion Parties nor have we been provided with any evidence that such Credit Parties have been duly formed or are validly existing in good standing under the laws of their respective jurisdiction of formation or organization, that the execution, delivery and performance of the Credit Documents to which such Credit Parties are a party have been duly authorized on the part of such Credit Parties or that such Credit Documents have been duly executed and delivered by such Credit Parties.
(a) Our opinions in paragraph 1 above as to the enforceability of the Credit Documents are subject to:
(i) public policy considerations, statutes or court decisions that may limit the rights of a party to obtain indemnification against its own negligence, willful misconduct or unlawful conduct;
(ii) the unenforceability under certain circumstances of broadly or vaguely stated waivers or waivers of rights granted by law where the waivers are against public policy or prohibited by law;
(iii) the unenforceability under certain circumstances of provisions imposing penalties, liquidated damages or other economic remedies;
(iv) the unenforceability under certain circumstances of provisions appointing one party as trustee for an adverse party or provisions for the appointment of a receiver;

O’MELVENY & MYERS LLP
Lenders listed on Schedule A hereto
November 6, 2006 — Page 4
(v) the unenforceability under certain circumstances of choice of law provisions; and
(vi) the unenforceability of confession of judgment provisions.
(b) We express no opinion as to the effect of non-compliance by you with any state or federal laws or regulations applicable to the transactions contemplated by the Credit Documents because of the nature of your business.
(c) We express no opinion as to any provision of any Credit Document insofar as it purports to grant a right of setoff in respect of any Opinion Party’s assets to any person other than a creditor of such Opinion Party.
(d) We advise you that Section 10.14 of the Letter of Credit Agreement and any similar provision in any of the other Credit Documents, which provides for non-exclusive jurisdiction of the courts of the State of New York and federal courts sitting in that State, may not be binding on the courts in the forum(s) selected or excluded.
(e) We advise you that if an action based on any of the Credit Documents were commenced in a federal or state court in New York, a judgment for money relating to such Credit Document ordinarily would be enforced only in United States dollars. The method used by a court to determine the rate of conversion of foreign currency into United States dollars may not be the same as provided in the Letter of Credit Agreement.
Our opinions in paragraph 1 are subject to the qualification that certain rights, remedies, waivers and other provisions of any of the Credit Documents may not be enforceable, but such unenforceability will not, subject to the other exceptions, qualifications and limitations set forth herein, render such Credit Document invalid as a whole or substantially interfere with the substantial realization of the principal benefits that such Credit Document purports to provide (except for the economic consequences of procedural or other delay).
We express no opinion concerning (i) federal or state securities laws or regulations (except for the opinion in paragraph 2), (ii) federal or state antitrust, unfair competition or trade practice laws or regulations, (iii) pension and employee benefit laws and regulations, (iv) compliance with fiduciary requirements, or (v) the Trading with the Enemy Act, as amended, the foreign assets control regulations of the United States Treasury Department, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001, as amended, Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, as amended, and any enabling legislation, rules, regulations or executive orders relating thereto.
We express no opinion concerning any Credit Party other than the Opinion Parties or enforceability of the Subsidiary Guaranty against any such Credit Party.

The law covered by this opinion is limited to the present federal law of the United States and the present law of the State of New York. We express no opinion as to the laws of any other jurisdiction and no opinion regarding the statutes, administrative decisions, rules, regulations or requirements of any county, municipality, subdivision or local authority of any jurisdiction.
This opinion is furnished by us as your special counsel and may be relied upon by you only in connection with the issuance of the Notes by the Co-Obligors to you. It may not be used or relied upon by you for any other purpose or by any other person, nor may copies be delivered to any other person, without in each instance our prior written consent. You may, however deliver a copy of this opinion to your accountants, attorneys, and other professional advisors, to governmental regulatory agencies having jurisdiction over you (including, without limitation, the National Association of Insurance Commissioners), to permitted assignees of the Notes in connection with such assignment and to participants in connection with their purchase of a participation interest in the Notes. At your request, we hereby consent to reliance on this opinion by such assignees (but not such participants) to the same extent as the addressees hereof as if this opinion were addressed and had been delivered to them on the date of this opinion, on the condition and understanding that (i) we assume no responsibility or obligation to consider the applicability or correctness of this opinion to any person other than its addressee(s) and (ii) any such reliance by a future assignee and by the Administrative Agent on behalf of such future assignee must be actual and reasonable under the circumstances existing at the time of assignment. This opinion is expressly limited to the matters set forth above, and we render no opinion, whether by implication or otherwise, as to any other matters. This letter speaks only as of the date hereof and we assume no obligation to update or supplement this opinion to reflect any facts or circumstances that arise after the date of this opinion and come to our attention, or any future changes in laws.

Respectfully submitted,

O’MELVENY & MYERS LLP
Lenders listed on Schedule A hereto November 6, 2006 — Page 6
SCHEDULE A
Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Director, Investments, Private Placements, and Chief Counsel-Securities Investments
(PRIV)
Allstate Life Insurance Company c/o Allstate Investments LLC
Private Placements Department 3075 Sanders Road, STE G3A
Northbrook, Illinois 60062-7127
Phoenix Life Insurance Company c/o Phoenix Investment Partners
Attention: Private Placement Department 56 Prospect Street
Hartford, Connecticut 06115
LA1:1121905
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

EXHIBIT D
FORM OF
CREDIT-LINKED NOTE
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
CBI SERVICES, INC.
CB&I CONSTRUCTORS, INC.
CB&I TYLER COMPANY
THIS NOTE IS NOT A SECURITY (AS SUCH TERM IS DEFINED IN THE SECURITIES ACT) OF BANK OF AMERICA, N.A. OR THE ADMINISTRATIVE AGENT, AND NO SECURITY (AS SUCH TERM IS DEFINED IN THE SECURITIES ACT) OF BANK OF AMERICA, N.A. OR THE ADMINISTRATIVE AGENT IS, OR WILL BE, ISSUED IN CONNECTION WITH THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREWITH.

No. [______]	[Date]
$[_______________]	PPN 16725# AE 6
1. This Note evidences the payment by [____________________] (including its registered assigns, the “Lender”) of $[_______________] to Bank of America, N.A., a national banking association, as Administrative Agent (as defined below), for deposit by the Administrative Agent in the Credit-Linked Deposit Account as a Credit-Linked Deposit pursuant to the Letter of Credit and Term Loan Agreement dated as of November 6, 2006 (as from time to time amended, the “Letter of Credit Agreement”) among Chicago Bridge & Iron Company N.V., a corporation organized under the laws of The Kingdom of the Netherlands (the “Company”), on behalf of itself and as Co-Obligors’ Agent, Chicago Bridge & Iron Company (Delaware), a Delaware corporation, CBI Services, Inc., a Delaware corporation, CB&I Constructors, Inc., a Texas corporation, and CB&I Tyler Company, a Delaware corporation (each a “Co-Obligor” and collectively the “Co-Obligors”), Bank of America, N.A. and JPMorgan Chase Bank, N.A., as issuers of letters of credit, the financial institutions from time to time party thereto as Lenders and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein without definitions shall have the meanings given to them in the Letter of Credit Agreement. This Note may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument.
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

2. This Note evidences the agreement of the Administrative Agent to distribute to the Lender (i) interest on the Credit-Linked Deposit of the Lender in accordance with Section 2.01(m)(i) of the Letter of Credit Agreement, (ii) the unused amount of the Credit-Linked Deposit of the Lender in accordance with Section 2.01(m)(ii) of the Letter of Credit Agreement solely from monies received by the Administrative Agent from the Credit-Linked Deposit Account, (iii) the amount of the reduction of the Credit-Linked Deposit of the Lender in accordance with Section 2.03(a) of the Letter of Credit Agreement solely from monies received by the Administrative Agent from the Credit-Linked Deposit Account, and (iv) in accordance with Section 2.08(a) of the Letter of Credit Agreement the Lender’s Pro Rata Share of the Facility Fee solely from monies received from the Co-Obligors pursuant to Section 2.05(a) of the Letter of Credit Agreement.
3. This Note also evidences the joint and several obligations of the Co-Obligors to pay to the Lender all Advances made by the Lender pursuant to the Letter of Credit Agreement, and to pay interest on the outstanding principal amount of such Advances at the interest rates set forth in the Letter of Credit Agreement, in each case at the times and in the manner set forth in the Letter of Credit Agreement.
4. This Note is one of a series of Credit-Linked Notes (herein called the “Notes”) issued pursuant to the Letter of Credit Agreement and is entitled to the benefits and subject to the provisions thereof. This Note is a registered note pursuant to Section 10.06(c) of the Letter of Credit Agreement, and, as provided in the Letter of Credit Agreement, upon surrender of this Note for registration of transfer together with a duly executed Assignment and Assumption, a new Note for like principal amount will be issued to and registered in the name of the transferee, and, in the case of partial transfer, new Notes will be issued to and registered in the names of the transferor and transferee. Prior to due presentment for registration of transfer, the Administrative Agent, the Co-Obligors and the Co-Obligors’ Agent may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and neither the Administrative Agent nor any of the Co-Obligors or the Co-Obligors’ Agent will be affected by any notice to the contrary.
5. If an Event of Default, as defined in the Letter of Credit Agreement, occurs and is continuing, the Lender shall have all rights and remedies with respect to this Note as set forth in the Letter of Credit Agreement.
6. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice of law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

BANK OF AMERICA, N.A., as Administrative Agent, as to the provisions of Sections 1, 2, 4 and 6 only
By:
Name:
Title:

Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

CHICAGO BRIDGE & IRON COMPANY (DELAWARE), as to the provisions of Sections 1, 3, 4, 5 and 6 only
By:
Name:
Title:

CBI SERVICES, INC., as to the provisions of Sections 1, 3, 4, 5 and 6 only
By:
Name:
Title:

CB&I CONSTRUCTORS, INC., as to the provisions of Sections 1, 3, 4, 5 and 6 only
By:
Name:
Title:

CB&I TYLER COMPANY, as to the provisions of Sections 1, 3, 4, 5 and 6 only
By:
Name:
Title:

Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

EXHIBIT E
FORM OF
REQUEST FOR TERM LOANS
Date:                     ,
Reference is made to that certain Letter of Credit and Term Loan Agreement dated as of November 6, 2006 (said Letter of Credit and Term Loan Agreement, as amended, supplemented or otherwise modified to the date hereof, being the “Letter of Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Chicago Bridge & Iron Company N.V., a corporation organized under the laws of The Kingdom of the Netherlands (the “Company”), on behalf of itself and as Co-Obligors’ Agent, Chicago Bridge & Iron Company (Delaware), a Delaware corporation, CBI Services, Inc., a Delaware corporation, CB&I Constructors, Inc., a Texas corporation, and CB&I Tyler Company, a Delaware corporation (each a “Co-Obligor” and collectively the “Co-Obligors”), the L/C Issuers, the financial institutions from time to time party thereto as Lenders, and Bank of America, N.A., as Administrative Agent (“Administrative Agent”).
The undersigned hereby requests the Lenders (in accordance with their applicable Pro Rata Shares) (select one):
☐ to convert $                      into a Term Loan, which amount does not exceed the Unused Amount (as defined in Section 2.03(b)(i) of the Letter of Credit Agreement) as of the date hereof.
☐ to convert $                      into a Term Loan, which amount represents $                      of a forthcoming drawing under a Credit.
☐ to convert $                      into a Term Loan, which amount represents $                      of the outstanding Advances.
The proposed issuance date of the requested Term Loan is                     ,  _____  (which is a Business Day and, in the case of a conversion not in excess of the Unused Amount, the last day of an Interest Period with respect to the Credit-Linked Deposits).
The proceeds of such Term Loan are to be made available to                                                               (which is a Co-Obligor) in accordance with Section 2.03(b)(iii) of the Letter of Credit Agreement.
The Company hereby certifies that the following statements are and will be true and correct on the date of the issuance of the Term Loan requested above, both before and after giving effect to the Term Loan requested above:
(a) the representations and warranties of the Company and each other Credit Party contained in Article V of the Letter of Credit Agreement, or any other Credit Document, or which are contained in any document furnished at any time under or in connection therewith, are and shall be true and correct on and as of the date of such Term Loan, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date;
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

(b) no Default or Event of Default exists, or would result from the Term Loan requested hereby;
(c) there has occurred since the date of December 31, 2005, no event or circumstance that either individually or in the aggregate has resulted in or would reasonably be expected to result in a Material Adverse Effect;
(d) there are no outstanding Unreimbursed Amounts in respect of any Credits (other than Term Loans made in accordance with Section 2.03(b)(i)(C) of the Letter of Credit Agreement); and
(e) the amount of Term Loan requested hereby, when added to the applicable Outstanding Amount of all (x) Credits and (y) the sum of the Unreimbursed Amounts for which Advances have not been made plus the Alternative Currency Reserve, if any, does not exceed the Total Credit-Linked Deposit.

DATED:	CHICAGO BRIDGE & IRON COMPANY N.V., as the Co-Obligors’ Agent and the Company
By:
Name:
Title:
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

EXHIBIT F
FORM OF
TERM NOTE
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
CBI SERVICES, INC.
CB&I CONSTRUCTORS, INC.
CB&I TYLER COMPANY

No.	[Issuance date]
$	PPN 16725# AD 8
FOR VALUE RECEIVED, CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation, CBI SERVICES, INC., a Delaware corporation, CB&I CONSTRUCTORS, INC., a Texas corporation, and CB&I TYLER COMPANY, a Delaware corporation (each a “Co-Obligor” and collectively the “Co-Obligors”), jointly and severally promise to pay to                                          (“Payee”) or its registered assigns the principal amount of                                          ($[                                                            ]). The principal amount of this Note shall be payable on the dates and in the amounts specified in the Letter of Credit Agreement; provided that the last such installment shall be in an amount sufficient to repay the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon.
The Co-Obligors also jointly and severally promise to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full on the Maturity Date, at the rates and at the times which shall be determined in accordance with the provisions of that certain Letter of Credit and Term Loan Agreement dated as of November 6, 2006 by and among Chicago Bridge & Iron Company N.V., a corporation organized under the laws of The Kingdom of the Netherlands (the “Company”), on behalf of itself and as Co-Obligors’ Agent, the Co-Obligors, the L/C Issuers, the financial institutions from time to time party thereto as Lenders, and Bank of America, N.A., as Administrative Agent (said Letter of Credit and Term Loan Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the “Letter of Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined).
This Note is one of the Co-Obligors’ “Term Notes” and is issued pursuant to and entitled to the benefits of the Letter of Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Term Loan evidenced hereby was made and is to be repaid.
All payments of principal and interest in respect of this Note shall be made in Dollars in Same Day Funds at the Administrative Agent’s office in accordance with the terms of the Letter of Credit Agreement. Unless and until an Assignment and Assumption effecting the assignment or transfer of this Note shall have been accepted by the Administrative Agent and recorded in the Register as provided in the Letter of Credit Agreement, the Co-Obligors, the Co-Obligors’ Agent and the Administrative Agent shall be entitled to deem and treat the Payee as the owner and holder of this Note and the Term Loan evidenced hereby. The Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of any Co-Obligor hereunder with respect to payments of principal of or interest on this Note.
Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Letter of Credit Agreement, but not otherwise.
THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE CO-OBLIGORS AND THE PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Letter of Credit Agreement.
The terms of this Note are subject to amendment only in the manner provided in the Letter of Credit Agreement.
This Note is subject to restrictions on transfer or assignment as provided in the Letter of Credit Agreement.
No reference herein to the Letter of Credit Agreement and no provision of this Note or the Letter of Credit Agreement shall alter or impair the obligations of the Co-Obligors, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.
The Co-Obligors jointly and severally promise to pay all costs and expenses, including reasonable attorneys’ fees, all as provided in the Letter of Credit Agreement, incurred in the collection and enforcement of this Note. Each Co-Obligor and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

IN WITNESS WHEREOF, each Co-Obligor has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
By:
Name:
Title:

CBI SERVICES, INC.
By:
Name:
Title:

CB&I CONSTRUCTORS, INC.
By:
Name:
Title:

CB&I TYLER COMPANY
By:
Name:
Title:
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

EXHIBIT G
FORM OF
SUBSIDIARY GUARANTY
[See attachment hereto]
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

SUBSIDIARY GUARANTY
This SUBSIDIARY GUARANTY is entered into as of November 6, 2006 by the undersigned (each a “Guarantor”, and together with any future Subsidiaries executing this Guaranty, being collectively referred to herein as the “Guarantors”) in favor of and for the benefit of BANK OF AMERICA, N.A., as agent for and representative of (in such capacity herein called “Guarantied Party”) the financial institutions (“Lenders”) party to the Credit Agreement referred to below, and in favor of and for the benefit of the other Beneficiaries (as hereinafter defined).
RECITALS
A. Chicago Bridge & Iron Company, N.V., a corporation organized under the laws of The Kingdom of the Netherlands (“Company”), and Chicago Bridge & Iron Company (Delaware), a Delaware corporation, CBI Services, Inc., a Delaware corporation, CB&I Constructors, Inc., a Texas corporation, and CB&I Tyler Company, a Delaware corporation (each of the foregoing being a wholly-owned Subsidiary of the Company and hereinafter referred to individually as a “Co-Obligor” and collectively the “Co-Obligors”), Bank of America, N.A., and JPMorgan Chase Bank, N.A., as issuers of letters of credit (each an “L/C Issuer” and collectively, the “L/C Issuers”), the Lenders, and Guarantied Party, as Administrative Agent for Lenders are party to that certain Letter of Credit and Term Loan Agreement dated as of November 6, 2006 (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the “Credit Agreement”; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined).
B. Guarantied Party, L/C Issuers and Lenders are sometimes referred to herein as “Beneficiaries”.
C. A portion of the proceeds of the Credits, Advances or Term Loans may be advanced to other Guarantors that are Subsidiaries of Co-Obligors, and thus the Guarantied Obligations (as hereinafter defined) will inure to the benefit of Guarantors (which benefits are hereby acknowledged).
D. It is a condition precedent to the funding of Credit-Linked Deposits and the making of the initial Credit Extensions under the Credit Agreement that the Obligations of Co-Obligors (as hereinafter defined) be guarantied by Guarantors.
E. Guarantors are willing irrevocably and unconditionally to guaranty such Obligations.
NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lenders, L/C Issuers and Guarantied Party to enter into the Credit Agreement, to fund Credit-Linked Deposits and to make Credits, Advances, Term Loans and other extensions of credit thereunder, Guarantors hereby agree as follows:
1. Guaranty. Guarantors jointly and severally irrevocably and unconditionally guaranty, as primary obligors and not merely as sureties, the due and punctual payment in full of all Guarantied Obligations (as hereinafter defined) when the same shall become due (after giving effect to any applicable grace periods), whether at stated maturity, by
Subsidiary Guaranty to the 5 Year Series B
Letter of Credit and Term Loan Agreement

acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute). The term “Guarantied Obligations” is used herein in its most comprehensive sense and includes any and all Obligations of the Co-Obligors, now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, and however arising under or in connection with the Credit Agreement, this Guaranty and the other Credit Documents, including those arising under successive borrowing transactions under the Credit Agreement which shall either continue the Obligations of the Co-Obligors or from time to time renew them after they have been satisfied. “Obligations” means all obligations of every nature of the Co-Obligors from time to time owed to Administrative Agent, L/C Issuers, Lenders or any of them under the Credit Documents, whether for principal, interest, reimbursement of amounts drawn under Credits, fees, expenses, indemnification or otherwise. The Guarantied Party may require that any payments due under this Guaranty shall be made in the United States.
Each Guarantor acknowledges that a portion of Advances or Term Loans may be advanced to it, that Credits may be issued for the benefit of its business and that the Guarantied Obligations will inure to its benefit.
Any interest on any portion of the Guarantied Obligations that accrues after the commencement of any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of the Co-Obligors (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceeding had not been commenced) shall be included in the Guarantied Obligations because it is the intention of each Guarantor and Guarantied Party that the Guarantied Obligations should be determined without regard to any rule of law or order that may relieve the Co-Obligors of any portion of such Guarantied Obligations.
In the event that all or any portion of the Guarantied Obligations is paid by the Co-Obligors, the obligations of each Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from Guarantied Party or any other Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Guarantied Obligations.
Subject to the other provisions of this Section 1, upon the failure of the Co-Obligors to pay any of the Guarantied Obligations when and as the same shall become due (and after expiration of any applicable grace period), each Guarantor will upon demand pay, or cause to be paid, in cash, to Guarantied Party for the ratable benefit of Beneficiaries, an amount equal to the aggregate of the unpaid Guarantied Obligations. Nothing in this Guaranty shall or is intended to permit a demand hereunder prior to the date on which payment is due under the Credit Agreement and all applicable grace and cure periods have expired.
(b) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor under this Guaranty and the other Credit Documents shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section
Subsidiary Guaranty to the 5 Year Series B
Letter of Credit and Term Loan Agreement

548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (x) in respect of intercompany indebtedness to the Co-Obligors or other affiliates of Company or the Co-Obligors to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and (y) under any guaranty of subordinated indebtedness which guaranty contains a limitation as to maximum amount similar to that set forth in this Section 1(b), pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement.
(c) The obligations of any Guarantor incorporated under the laws of The Netherlands under or pursuant to this Guaranty shall exclude and shall not be or be construed as any guarantee, indemnity or security, to the extent that this would be deemed ultra vires within the meaning of Section 2:7 of the Netherlands Civil Code.
(d) Each Guarantor under this Guaranty, and each guarantor under other guaranties, if any, relating to the Credit Agreement (the “Related Guaranties”) that contain a contribution provision similar to that set forth in this Section 1(d), together desire to allocate among themselves (collectively, the “Contributing Guarantors”), in a fair and equitable manner, their obligations arising under this Guaranty and the Related Guaranties. Accordingly, in the event any payment or distribution is made on any date by a Guarantor under this Guaranty or a guarantor under a Related Guaranty, each such Guarantor or such other guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the maximum amount permitted by law so as to maximize the aggregate amount of the Guarantied Obligations paid to Beneficiaries.
2. Guaranty Absolute; Continuing Guaranty. The obligations of each Guarantor hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees that: (a) this Guaranty is a guaranty of payment when due and not of collectibility; (b) Guarantied Party may enforce this Guaranty upon the occurrence and during the continuance of an Event of Default under the Credit Agreement notwithstanding the existence of any dispute between the Co-Obligors and any Beneficiary with respect to the existence of such event; (c) the obligations of each Guarantor hereunder are independent of the obligations of the Co-Obligors under the Credit Documents and the obligations of any other guarantor of obligations of the Co-Obligors and a separate action or actions may be brought and prosecuted against each Guarantor whether or not any action is brought against the Co-Obligors or any of such other guarantors and whether or not any Co-Obligor is joined in any such action or actions; and (d) a payment of a portion, but not all, of the Guarantied Obligations by one or more Guarantors shall in no way limit, affect, modify or abridge the liability of such or any other Guarantor for any portion of the Guarantied Obligations that has not been paid. This Guaranty is a continuing guaranty and shall be binding upon each Guarantor and its successors and assigns, and each Guarantor irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.
Subsidiary Guaranty to the 5 Year Series B
Letter of Credit and Term Loan Agreement

3. Actions by Beneficiaries. Any Beneficiary may from time to time, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any limitation, impairment or discharge of any Guarantor’s liability hereunder, (a) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (c) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations, (d) release, exchange, compromise, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person with respect to the Guarantied Obligations, (e) enforce and apply any security now or hereafter held by or for the benefit of any Beneficiary in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Guarantied Party or the other Beneficiaries, or any of them, may have against any such security, as Guarantied Party in its discretion may determine consistent with the Credit Agreement, and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (f) exercise any other rights available to Guarantied Party or the other Beneficiaries, or any of them, under the Credit Documents.
4. No Discharge. This Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Guarantied Obligations), including without limitation the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (a) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations, (b) any waiver or modification of, or any consent to departure from, any of the terms or provisions of the Credit Agreement, any of the other Credit Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guarantied Obligations, (c) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (d) the application of payments received from any source to the payment of indebtedness other than the Guarantied Obligations, even though Guarantied Party or the other Beneficiaries, or any of them, might have elected to apply such payment to any part or all of the Guarantied Obligations, (e) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations, (f) any defenses, set-offs or counterclaims which any Co-Obligor may assert against Guarantied Party or any Beneficiary in respect of the Guarantied Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and (g) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of a Guarantor as an obligor in respect of the Guarantied Obligations.
Subsidiary Guaranty to the 5 Year Series B
Letter of Credit and Term Loan Agreement

5. Waivers. Each Guarantor waives, for the benefit of Beneficiaries: (a) any right to require Guarantied Party or the other Beneficiaries, as a condition of payment or performance by such Guarantor, to (i) proceed against any or all Co-Obligors, any other guarantor of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security held from any Co-Obligor, any other guarantor of the Guarantied Obligations or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of any Co-Obligor or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of any Co-Obligor including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of any Co-Obligor from any cause other than payment in full of the Guarantied Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon Guarantied Party’s or any other Beneficiary’s errors or omissions in the administration of the Guarantied Obligations, except behavior that amounts to bad faith (nothing in this clause (d) shall or is intended to obligate any Guarantor to indemnify Guarantied Party or any other Beneficiary for matters excluded from the indemnification obligations of Co-Obligors under the Credit Documents by reason of Guarantied Party’s or such other Beneficiary’s gross negligence or willful misconduct); (e) (i) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of such Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any Lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Credit Agreement, or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to the Co-Obligors and notices of any of the matters referred to in Sections 3 and 4 and any right to consent to any thereof; (g) any acts of any Governmental Authority of or in any jurisdiction affecting any Co-Obligor, any Guarantor or other Person, including any restrictions on the conversion or exchange of currency or repatriation or control of funds, a declaration of banking moratorium or any suspension of payments by banks in any jurisdiction or the imposition by any jurisdiction or any Governmental Authority thereof or therein of any moratorium on, the required rescheduling or restructuring of, or required approval of payments on, any indebtedness in such jurisdiction, or any total or partial expropriation, confiscation, nationalization or requisition of any such Person’s property; any war (whether or not declared), insurrection, revolution, hostile act, civil strife or similar events occurring in any jurisdiction; or any economic, political, regulatory or other events in any jurisdiction; and (h) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.
6. Guarantors’ Rights of Subrogation, Contribution, Etc.; Subordination of Other Obligations. Until the Guarantied Obligations shall have been paid in full and all Credits shall have expired or been cancelled or shall have been fully Cash Collateralized in accordance with the Credit Agreement, each Guarantor shall withhold exercise of (a) any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Company, any Co-Obligor or any of their assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case
Subsidiary Guaranty to the 5 Year Series B
Letter of Credit and Term Loan Agreement

whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (i) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Company or any Co-Obligor, (ii) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Company or any Co-Obligor, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary and (b) any right of contribution such Guarantor now has or may hereafter have against any other guarantor of any of the Guarantied Obligations. Each Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Company or any Co-Obligor or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights Guarantied Party or the other Beneficiaries may have against Company and each Co-Obligor, to all right, title and interest Guarantied Party or the other Beneficiaries may have in any such collateral or security, and to any right Guarantied Party or the other Beneficiaries may have against such other guarantor.
Any indebtedness of Company or any Co-Obligor now or hereafter held by any Guarantor is subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of Company or any Co-Obligor to a Guarantor collected or received by such Guarantor after an Event of Default has occurred and is continuing, and any amount paid to a Guarantor on account of any subrogation, reimbursement, indemnification or contribution rights referred to in the preceding paragraph when all Guarantied Obligations have not been paid in full, shall be held in trust for Guarantied Party on behalf of Beneficiaries and shall forthwith be paid over to Guarantied Party for the benefit of Beneficiaries to be credited and applied against the Guarantied Obligations.
7. Expenses. Guarantors jointly and severally agree to pay, or cause to be paid, on demand, and to save Guarantied Party and the other Beneficiaries harmless against liability for, (i) any and all costs and expenses (including fees, costs of settlement, and disbursements of counsel and allocated costs of internal counsel) incurred or expended by Guarantied Party or any other Beneficiary in connection with the enforcement of or preservation of any rights under this Guaranty and (ii) any and all costs and expenses (including those arising from rights of indemnification) required to be paid by Guarantors under the provisions of any other Credit Document.
8. Financial Condition of the Co-Obligors. No Beneficiary shall have any obligation, and each Guarantor waives any duty on the part of any Beneficiary, to disclose or discuss with such Guarantor its assessment, or such Guarantor’s assessment, of the financial condition of the Co-Obligors or any matter or fact relating to the business, operations or condition of Co-Obligors. Each Guarantor has adequate means to obtain information from the Co-Obligors on a continuing basis concerning the financial condition of any Co-Obligor and its ability to perform its obligations under the Credit Documents, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Co-Obligors and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations.
Subsidiary Guaranty to the 5 Year Series B
Letter of Credit and Term Loan Agreement

9. Representations and Warranties. Each Guarantor makes, for the benefit of Beneficiaries, each of the following representations and warranties, as to itself only:
(a) Such Guarantor is a corporation, limited liability company or partnership that is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, and is duly qualified to do business as a foreign entity and is in good standing under the laws of each jurisdiction in which such qualification is required except for those jurisdictions in which failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect and all requisite power and authority to own lease, operate and encumber its property, to conduct its business as presently conducted and as proposed to be conducted, and to execute and deliver this Guaranty and the other Credit Documents (if any) to which it is a party, and to perform the provisions hereof and thereof, as applicable. Furthermore, if such Guarantor is organized under the laws of the Netherlands, it is in compliance with the applicable provisions of the Dutch Banking Act and any implementing regulation including but not limited to the Dutch Exemption Regulation.
(b) This Guaranty and each other Credit Document (if any) to which it is party has been duly authorized by all necessary corporate action on the part of such Guarantor, and each such Credit Document executed on the Closing Date constitutes, and each other Credit Document to which such Guarantor is a party when executed and delivered will constitute, a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
10. [Intentionally Omitted]
11. Set Off. In addition to any other rights any Beneficiary may have under law or in equity, if any amount shall at any time be due and owing by a Guarantor to any Beneficiary under this Guaranty, such Beneficiary is authorized at any time or from time to time, without notice (any such notice being expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including but not limited to indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness of such Beneficiary owing to a Guarantor and any other property of such Guarantor held by a Beneficiary to or for the credit or the account of such Guarantor against and on account of the Guarantied Obligations and liabilities of such Guarantor to any Beneficiary under this Guaranty.
12. Discharge of Guaranty Upon Sale of Guarantor. If all of the stock of a Guarantor or any of its successors in interest under this Guaranty shall be sold or otherwise disposed of (including by merger or consolidation) in a sale or other disposition not prohibited by the Credit Agreement or otherwise consented to by Required Lenders, upon the request of such Guarantor or such successor in interest, as the case may be, Guarantied Party shall execute and deliver documents or instruments necessary to evidence the release and discharge of this Guaranty in form and substance reasonably satisfactory to Administrative Agent.
13. Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, shall in any event be effective without the written concurrence of Guarantied Party
Subsidiary Guaranty to the 5 Year Series B
Letter of Credit and Term Loan Agreement

and, in the case of any such amendment or modification, Guarantors. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.
14. Miscellaneous. It is not necessary for Beneficiaries to inquire into the capacity or powers of any Guarantor or the Co-Obligors or the officers, directors or any agents acting or purporting to act on behalf of any of them.
The rights, powers and remedies given to Beneficiaries by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Beneficiaries by virtue of any statute or rule of law or in any of the Credit Documents or any agreement between one or more Guarantors and one or more Beneficiaries or between the Co-Obligors and one or more Beneficiaries. Any forbearance or failure to exercise, and any delay by any Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.
In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF GUARANTORS, GUARANTIED PARTY AND THE OTHER BENEFICIARIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
This Guaranty shall inure to the benefit of Beneficiaries and their respective successors and assigns.
ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY EACH GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY. Each Guarantor agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such Guarantor at its address set forth below its signature hereto, such service being acknowledged by such Guarantor to be sufficient for personal jurisdiction in any action against such Guarantor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Guarantied Party or any Beneficiary to bring proceedings against such Guarantor in the courts of any other jurisdiction.
Subsidiary Guaranty to the 5 Year Series B
Letter of Credit and Term Loan Agreement

EACH GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, GUARANTIED PARTY EACH AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, GUARANTIED PARTY EACH (I) ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR SUCH GUARANTOR AND GUARANTIED PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT SUCH GUARANTOR AND GUARANTIED PARTY HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS GUARANTY OR ACCEPTING THE BENEFITS THEREOF, AS THE CASE MAY BE, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS, AND (II) FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF THIS GUARANTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.
15. Additional Guarantors. The initial Guarantor(s) hereunder shall be such of the Subsidiaries of the Company as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, Subsidiaries of the Company may become parties hereto as set forth in the Credit Agreement, as additional Guarantors (each an “Additional Guarantor”), by executing a counterpart of this Guaranty. A form of such a counterpart is attached as Exhibit A. Upon delivery of any such counterpart to Guarantied Party, notice of which is hereby waived by Guarantors, each such Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of the Guarantied Party not to cause any Subsidiary of Company to become an Additional Guarantor hereunder. This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.
16. Counterparts; Effectiveness. This Guaranty may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Guaranty or any document or instrument delivered in connection herewith by facsimile shall be effective as delivery of a manually executed
Subsidiary Guaranty to the 5 Year Series B
Letter of Credit and Term Loan Agreement

counterpart of this Guaranty or such other document or instrument, as applicable. This Guaranty shall become effective as to each Guarantor upon the execution of a counterpart hereof by such Guarantor (whether or not a counterpart hereof shall have been executed by any other Guarantor) and receipt by the Guaranteed Party of written or telephonic notification of such execution and authorization of delivery thereof.
17. Guarantied Party as Agent.
(a) Guarantied Party has been appointed to act as Guarantied Party hereunder by Lenders. Guarantied Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Guaranty and the Credit Agreement; provided that Guarantied Party shall exercise, or refrain from exercising, any remedies under or with respect to this Guaranty in accordance with the instructions of Required Lenders.
(b) Guarantied Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. In the event the Lenders are performing the duties of the Administrative Agent in accordance with Section 9.09 of the Credit Agreement, the Lenders collectively shall be the “Guarantied Party” hereunder until such time as a replacement Administrative Agent is appointed pursuant to Section 9.09 of the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to Section 9.09 of the Credit Agreement shall also constitute notice of resignation as Guarantied Party under this Guaranty; and appointment of a successor Administrative Agent pursuant to Section 9.09 of the Credit Agreement shall also constitute appointment of a successor Guarantied Party under this Guaranty. Upon the acceptance of any appointment as Administrative Agent under Section 9.09 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Guarantied Party under this Guaranty, and the retiring Guarantied Party under this Guaranty shall promptly (i) transfer to such successor Guarantied Party all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Guarantied Party under this Guaranty, and (ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Guarantied Party of the rights created hereunder, whereupon such retiring Guarantied Party shall be discharged from its duties and obligations under this Guaranty. After any retiring Guarantied Party’s resignation hereunder as Guarantied Party, the provisions of this Guaranty shall inure to its benefits as to any actions taken or omitted to be taken by it under this Guaranty while it was Guarantied Party hereunder.
18. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Guarantied Party could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Guarantors in respect of any such sum due from them to the Guarantied Party hereunder shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Guaranty (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Guarantied Party of any sum adjudged to be so due in the Judgment Currency, the Guarantied Party may in accordance with normal banking procedures purchase the Agreement Currency
Subsidiary Guaranty to the 5 Year Series B
Letter of Credit and Term Loan Agreement

with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Guarantied Party from the Guarantors, the Guarantors jointly and severally agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Guarantied Party or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Guarantied Party in such currency, by its acceptance hereof the Guarantied Party agrees to return the amount of any excess to the Guarantors (or to any other Person who may be entitled thereto under applicable law).
[Remainder of page intentionally left blank.]
Subsidiary Guaranty to the 5 Year Series B
Letter of Credit and Term Loan Agreement

IN WITNESS WHEREOF, each Guarantor and Guarantied Party, solely for the purposes of the waiver of the right to jury trial contained in Section 14, have caused this Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BANK OF AMERICA, N.A., as Guarantied Party
By:
Title:
Address:

Subsidiary Guaranty to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CHICAGO BRIDGE & IRON COMPANY B.V., as Guarantor
By:
	Name:	Philip K. Asherman
	Title:	Managing Director
Address:

CHICAGO BRIDGE & IRON COMPANY, a Delaware corporation, as Guarantor
By:
	Name:	Luciano Reyes
	Title:	Vice President and Treasurer
Address:

CHICAGO BRIDGE & IRON COMPANY, an Illinois corporation, as Guarantor
By:
	Name:	Luciano Reyes
	Title:	Treasurer
Address:

HORTON CBI, LIMITED, as Guarantor
By:
	Name:	James W. House
	Title:	Treasurer
Address:

Subsidiary Guaranty to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CBI VENEZOLANA, S.A., as Guarantor
By:
	Name:	Orlando Gomes
	Title:	Treasurer
Address:

CBI EASTERN ANSTALT, as Guarantor
By:
	Name:	Raymond Buckley
	Title:	Director
Address:

CBI CONSTRUCTORS PTY, LTD., as Guarantor
By:
	Name:	Geoffrey Loft
	Title:	Director
Address:

LEALAND FINANCE COMPANY B.V., as Guarantor
By:
	Name:	Ronald A. Ballschiede
	Title:	Managing Director
Address:

Subsidiary Guaranty to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CB&I (EUROPE) B.V., as Guarantor
By:
	Name:	Philip K. Asherman
	Title:	Director
Address:

ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD., as Guarantor
By:
	Name:	Alan R. Black
	Title:	Director
Address:

ASIA PACIFIC SUPPLY CO., as Guarantor
By:
	Name:	Luciano Reyes
	Title:	Treasurer
Address:

CBI COMPANY LTD., as Guarantor
By:
	Name:	Luciano Reyes
	Title:	Treasurer
Address:

Subsidiary Guaranty to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CBI CONSTRUCCIONES S.A., as Guarantor
By:
	Name:	Jose Manuel Tappata
	Title:	Director
Address:

CBI CONSTRUCTORS LIMITED, as Guarantor
By:
	Name:	Peter K. Bennett
	Title:	Director
Address:

CBI HOLDINGS (U.K.) LIMITED, as Guarantor
By:
	Name:	Kevin Forder
	Title:	Director
Address:

CBI OVERSEAS, LLC, as Guarantor
By:
	Name:	Peter Han
	Title:	Director
Address:

Subsidiary Guaranty to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CENTRAL TRADING COMPANY, LTD., as Guarantor
By:
	Name:	Luciano Reyes
	Title:	Treasurer
Address:

CHICAGO BRIDGE & IRON (ANTILLES) N.V., as Guarantor
By:
	Name:	Philip K. Asherman
	Title:	Managing Director
Address:

CMP HOLDINGS B.V., as Guarantor
By:
	Name:	Raymond Buckley
	Title:	Director
Address:

PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD., as Guarantor
By:
	Name:	Alan R. Black
	Title:	Director
Address:

Subsidiary Guaranty to the 5 Year Series B
Letter of Credit and Term Loan Agreement

HOWE-BAKER INTERNATIONAL, L.L.C., as Guarantor
By:
	Name:	Luke V. Scorsone
	Title:	President
Address:

HOWE-BAKER ENGINEERS, LTD., as Guarantor, By and through its General partner, Howe-Baker Management, L.L.C.
By:
	Name:	Luke V. Scorsone
	Title:	President
Address:

HOWE-BAKER HOLDINGS, L.L.C., as Guarantor
By:
	Name:	Luke V. Scorsone
	Title:	President
Address:

HOWE-BAKER MANAGEMENT, L.L.C., as Guarantor
By:
	Name:	Luke V. Scorsone
	Title:	President
Address:

Subsidiary Guaranty to the 5 Year Series B
Letter of Credit and Term Loan Agreement

HBI HOLDINGS, L.L.C., as Guarantor
By:
	Name:	Luke V. Scorsone
	Title:	President
Address:

CONSTRUCTORS INTERNATIONAL, L.L.C., as Guarantor
By:
	Name:	Luke V. Scorsone
	Title:	President
Address:

MATRIX ENGINEERING, LTD., as Guarantor
By:
	Name:	Scott T. Baker
	Title:	President
Address:

HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C., as Guarantor
By:
	Name:	Scott T. Baker
	Title:	President
Address:

Subsidiary Guaranty to the 5 Year Series B
Letter of Credit and Term Loan Agreement

A&B BUILDERS, LTD., as Guarantor
By:
	Name:	Scott. T. Baker
	Title:	President
Address:

MATRIX MANAGEMENT SERVICES, L.L.C., as Guarantor
By:
	Name:	Luciano Reyes
	Title:	Treasurer
Address:

SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD., as Guarantor
By:
	Name:	Alan R. Black
	Title:	Treasurer
Address:

CB&I (NIGERIA) LIMITED, as Guarantor
By:
	Name:	Peter R. Rano
	Title:	Director
Address:

Subsidiary Guaranty to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CHICAGO BRIDGE & IRON (ESPANA) S.A., as Guarantor
By:
	Name:	Raymond Buckley
	Title:	Director
Address:

CBI (PHILIPPINES), INC., as Guarantor
By:
	Name:	Geoffrey R. Loft
	Title:	Treasurer
Address:

CB&I UK LIMITED, as Guarantor
By:
	Name:	Kevin J. Forder
	Title:	Director
Address:

CBI HUNGARY HOLDING LIMITED LIABILITY COMPANY, as Guarantor
By:
	Name:	Raymond Buckley
	Title:	Director
Address:

Subsidiary Guaranty to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CBI LUXEMBOURG S.A.R.L., as Guarantor
By:
	Name:	Timothy J. Moran
	Title:	Managing Director
Address:

CB&I FINANCE COMPANY LIMITED, as Guarantor
By:
	Name:	Kevin Forder
	Title:	Managing Director
Address:

CBI AMERICAS, LTD., as Guarantor
By:
	Name:	Luciano Reyes
	Title:	Treasurer
Address:

CSA TRADING COMPANY, LTD., as Guarantor
By:
	Name:	Luciano Reyes
	Title:	Treasurer
Address:

Subsidiary Guaranty to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CB&I WOODLANDS L.L.C., as Guarantor
By:
	Name:	Luciano Reyes
	Title:	Treasurer
Address:

WOODLANDS INTERNATIONAL INSURANCE COMPANY LIMITED, as Guarantor
By:
	Name:	Robert Havlick
	Title:	Director
Address:

OCEANIC CONTRACTORS, INC., as Guarantor
By:
	Name:	Luciano Reyes
	Title:	Treasurer
Address:

Subsidiary Guaranty to the 5 Year Series B
Letter of Credit and Term Loan Agreement

EXHIBIT A
[FORM OF COUNTERPART FOR ADDITIONAL GUARANTORS]
This COUNTERPART (this “Counterpart"), dated _______, 20__, is delivered pursuant to Section 15 of the Guaranty referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Guaranty, dated as of [_______], 2006 (as it may be from time to time amended, modified or supplemented, the “Guaranty"; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among the Guarantors named therein and Bank of America, N.A., as Guarantied Party. The undersigned, by executing and delivering this Counterpart, hereby becomes an Additional Guarantor under the Guaranty in accordance with Section 15 thereof and agrees to be bound by all of the terms thereof.
IN WITNESS WHEREOF, the undersigned has caused this Counterpart to be duly executed and delivered by its officer thereunto duly authorized as of _______, 20__.

[NAME OF ADDITIONAL GUARANTOR]
By:
[Title:_________________________]
Address:

Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

EXHIBIT H-1
FORM OF
LOC APPLICATION AND AGREEMENT
(BANK OF AMERICA)
[See attachment hereto]
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

For Bank of America Use Only
Application and Agreement for Standby Letter of Credit TO: Bank of America, N.A. (“Bank of America”)	L/C No.

. Application.
1.                      (“Applicant”) requests Bank of America to issue an irrevocable standby letter of credit (“Letter of Credit”) as follows:

☐ Full text teletransmission	☐ Airmail with brief preliminary teletransmission advice	☐ Airmail
☐ Courier

2.	Applicant Address:	3. For Account of (Name and address, if different from Applicant):

4.	Advising Bank:	5. In favor of (Beneficiary Name and Address):

6. Amount:		(	)

(in words and figures)

Currency

(if left blank, U.S. Dollars)
Expiration Date. Drafts to be drawn on and presented at Bank of America’s Address set forth in the Letter of Credit on or before: _____
☐
If this box is marked, Applicant authorizes Bank of America to effect payment of any sums due under this Application and Agreement by means of debiting Applicant’s account with Bank of America set forth below. This authorization does not effect the obligation of Applicant to pay such sums when due, if there are insufficient funds in such account to make such payment when due, or if Bank of America fails to debit the account, and this authorization does not affect any setoff rights of Bank of America at law or in equity. Applicant’s account number with Bank of America is                                         .

7. Available by drafts drawn at sight on Bank of America when accompanied by the following documentation:
a. The original Letter of Credit.
b. The signed statement of the Beneficiary worded as follows (state wording that is to appear in the statement accompanying the draft; specify if such wording must be exact):  _____
Special Instructions:  _____
8.

Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

B. Agreement.
In consideration of Bank of America’s issuing the Letter of Credit at the request of Applicant, Applicant agrees to the following:
1. Applicant Payments.
(a) Applicant shall pay Bank of America, on demand, all amounts paid by Bank of America under or in respect of the Letter of Credit.
(b) On each fee payment date, so long as any undrawn amount of the Letter of Credit remains available, Applicant shall pay Bank of America a Letter of Credit fee. The fee payment date(s) shall be the date(s) as Applicant and Bank of America may agree, or in the absence of such agreement, the fee payment date shall be the date on which Bank of America issues the Letter of Credit. The fee shall be at such rate per annum as Applicant and Bank of America may agree or, in the absence of such agreement, at the rate customarily charged by Bank of America at the time such fee is payable, based upon Applicant’s creditworthiness, as determined by Bank of America in its sole discretion. The applicable Letter of Credit fee shall be calculated and payable on the undrawn amount of the Letter of Credit as of each fee payment date, and shall be for the period commencing on such fee payment date and ending on the day preceding the next fee payment date (or the expiration date of the Letter of Credit, as the case may be), both dates inclusive. The Letter of Credit fee will be computed on the basis of a 360-day year and actual days elapsed. Bank of America shall not be required to refund any portion of the Letter of Credit fee paid for any period during which (a) the Letter of Credit expires or otherwise terminates or (b) the undrawn amount of the Letter of Credit is reduced by drawings or by amendment.
(c) Applicant shall pay Bank of America, on demand, commissions and fees for amendments to, payments under, extensions of or cancellation of the Letter of Credit, and other services in the amounts Applicant and Bank of America may agree or, in the absence of such agreement, in the amounts customarily charged by Bank of America on the date of Bank of America’s demand.
(d) All payments and deposits of any kind by Applicant under this Application and Agreement, including prepayments, shall be made at the banking center or office Bank of America may designate from time to time. Bank of America shall have no obligation to pay Applicant interest on any such payment, prepayment or deposit made by Applicant under this Application and Agreement.
(e) (i) All payments and deposits by Applicant under this Application and Agreement shall be in the currency in which the Letter of Credit is payable, except that Bank of America may, at its option, require payments and deposits by Applicant under this Application and Agreement to be made in U.S. Dollars if the Letter of Credit is payable in a foreign currency.
(ii) The amount of each payment and each deposit by Applicant under this Application and Agreement in U.S. Dollars for a Letter of Credit payable in a foreign currency shall be determined by converting the relevant amount to U.S. Dollars at the Conversion Rate in effect:
(A) with respect to each payment under Section 1(a) of this Agreement, on the date the payment is made by Bank of America under or in respect of the Letter of Credit; and
(B) with respect to each payment not falling under the preceding clause (A) and each deposit, on the date of Bank of America’s demand for such payment or deposit.
(iii) If a U.S. Dollar deposit by Applicant under this Application and Agreement for a Letter of Credit payable in a foreign currency becomes less than the U.S. Dollar equivalent of the undrawn amount of the Letter of Credit because of any variation in rates of exchange, Applicant shall deposit with Bank of America, on demand, additional amounts in U.S. Dollars so that the total amount deposited by Applicant under this Application and Agreement is not less than the U.S. Dollar equivalent of the undrawn amount of the Letter of Credit, determined by using the Conversion Rate on the date of Bank of America’s latest demand.
(iv) “Conversion Rate” means the rate quoted by Bank of America for the purchase from Bank of America of the relevant foreign currency with U.S. Dollars.
(f) Applicant shall reimburse or compensate Bank of America, on demand, for all costs incurred, losses suffered and payments made by Bank of America which are applied or allocated by Bank of America to the Letter of Credit (as determined by Bank of America) by reason of any and all present or future reserve, capital, deposit, assessment or similar requirements against (or against any class of or change in or in the amount of) assets or liabilities of, or commitments or extensions of credit by, Bank of America.
(g) Applicant shall pay interest, on demand, on any amount not paid when due under this Application and Agreement from the due date until payment in full at a rate per annum equal to the rate of interest publicly announced from time to time by Bank of America as its prime rate, plus three percentage points (not to exceed the maximum rate permitted by applicable law). The prime rate is set by Bank of America based on various factors, including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some credits. Bank of America may price credit at, above or below the prime rate. Any change in Bank of America’s prime rate shall take effect at the opening of business on the day specified in Bank of America’s public announcement of a change in Bank of America’s prime rate. Interest will be computed on the basis of a 360-day year and actual days elapsed.
2. Deposit Events. Upon the occurrence of any of the following events, Applicant shall deposit with Bank of America, on demand (except that such demand shall not be required in the event of an occurrence described in (b) below) and as cash security for Applicant’s obligations to Bank of America under this Application and Agreement, an amount equal to the undrawn amount of the Letter of Credit:
(a) Applicant defaults under any provision of this Application and Agreement;
(b) Any bankruptcy or similar proceeding is commenced with respect to Applicant;
(c) Any default occurs under any other agreement involving the borrowing of money or the extension of credit under which Applicant may be obligated as borrower, installment purchaser or guarantor, if such default consists of the failure to pay any indebt-edness when due or if such default permits or causes the acceleration of any indebtedness or the termination of any commitment to lend or to extend credit;
(d) Applicant or any of its affiliates defaults on any other obligation to Bank of America;
(e) In the opinion of Bank of America, any material adverse change occurs in Applicant’s business, operations, financial condition or ability to perform its obligations under this Application and Agreement;
(f) Any guarantee of Applicant’s obligations under this Application and Agreement terminates, is revoked or its validity is contested by the guarantor, or any of the events set forth in (b) through (e) above occur with respect to the guarantor rather than the Applicant; or
(g) Any court order, injunction or other legal process is issued restraining or seek-ing to restrain drawing or payment under the Letter of Credit.
3. Charge to Accounts. If Bank of America is unable to debit the account, if any, specified on the Application, Applicant authorizes Bank of America to charge any of Applicant’s accounts with Bank of America, or any affiliate of Bank of America, for all amounts then due and payable to Bank of America under this Application and Agreement.
4. Indemnities.
(a) Applicant will indemnify and hold Bank of America (such term to include for purposes of this Section 4 affiliates of Bank of America and its affiliates’ officers, directors, employees and agents) harmless from and against (i) all loss or damage arising out of the issuance by Bank of America, or any other action taken by any such indemnified party in connection with the Letter of Credit including any loss or damage arising in whole or in part from the negligence of the party seeking indemnification, but excluding any loss or damage resulting from the gross negligence or willful misconduct of the party seeking indemnification, and (ii) all costs and expenses (including reasonable attorneys’ fees and allocated costs of in-house counsel and legal expenses) of all claims or legal proceedings arising out of the issuance by Bank of America of the Letter of Credit or incident to the collection of amounts owed by Applicant hereunder or the enforcement of the rights of Bank of America hereunder, including, without limitation, legal proceedings related to any court order, injunction, or other process or decree restraining or seeking to restrain Bank of America from paying any amount under the Letter of Credit. Additionally, Applicant will indemnify and hold Bank of America harmless from and against all claims, losses, damages, suits, costs or expenses (including reasonable attorneys’ fees and allocated costs of in-house counsel, and legal expenses) arising out of Applicant’s failure to timely procure licenses or comply with applicable laws, regulations or rules, or any other conduct or failure of Applicant relating to or affecting the Letter of Credit.
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

(b) If any award, judgment or order is given or made for the payment of any amount due under this Application and Agreement and such award, judgment or order is expressed in a currency other than the currency required under this Application and Agreement, Applicant shall indemnify Bank of America against and hold Bank of America harmless from all loss and damage incurred by Bank of America as a result of any variation in rates of exchange between the date of such award, judgment or order and the date of payment (or, in the case of partial payments, the date of each partial payment thereof) in the required currency
(c) Each of these indemnities shall constitute an obligation separate and independent from the other obligations contained in this Application and Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by Bank of America from time to time, and shall continue in full force and effect notwithstanding any award, judgment or order for a liquidated sum in respect of an amount due under this Application and Agreement.
5. Governing Law and Rules. The Letter of Credit will be subject to, and performance under the Letter of Credit by Bank of America, its correspondents, and the beneficiary will be governed by, the rules of the “International Standby Practices 1998” (“ISP98”) or such later revision as may be published by the Institute of International Banking Law & Practice, subject to applicable laws. The Letter of Credit and this Application and Agreement shall be governed by and construed under the laws of the state in the United States where Bank of America issues the Letter of Credit, without reference to that state’s provisions regarding conflicts of laws, to the jurisdiction of which the parties hereto submit. If the Letter of Credit is not issued in any state, the law of the State of California will govern.
6. Applicant Status. The word “Applicant” in this Application and Agreement refers to each signer (other than Bank of America) of this Application and Agreement. If this Application and Agreement is signed by more than one Applicant, their obligations under this Application and Agreement shall be joint and several.
7. Representations and Warranties. Applicant represents and warrants to Bank of America that it has the authority to enter into this Application and Agreement and that such Agreement will not violate or conflict with any of the provisions of its constituent documents or any other agreement or undertaking to which it is a party or to which it is bound.
8. Miscellaneous.
(a) No delay, extension of time, renewal, compromise or other indulgence which may occur or be granted by Bank of America shall impair the rights and powers of Bank of America hereunder. Bank of America shall not be deemed to have waived any of its rights hereunder, unless Bank of America shall have signed such waiver in writing.
(b) Any notice from Bank of America to Applicant shall be sent to the address of Applicant set forth on the Application and shall be effective upon receipt by Applicant. Any notice from Applicant to Bank of America shall be sent to the address of Bank of America specified by Bank of America to Applicant and shall be effective upon receipt by Bank of America.
(c) Each provision of this Application and Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Application and Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Application and Agreement.
(d) Any and all payments made to Bank of America hereunder shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding income or franchise taxes imposed by the United States and any political subdivisions thereof (such nonexcluded taxes being herein called “Taxes”). If Applicant shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8(d)), Bank of America shall receive an amount equal to the sum Bank of America would have received had no such deductions been made, (ii) Applicant shall make such deductions, and (iii) Applicant shall pay the full amount deducted to the relevant authority in accordance with applicable law. Applicant will indemnify Bank of America for the full amount of Taxes (including, without limitation, any Taxes imposed by any jurisdiction on amounts payable under this Section 8(d)) paid by Bank of America and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date Bank of America makes written demand therefor. Within 30 days after the date of any payment of Taxes, Applicant will furnish to Bank of America the original or a certified copy of a receipt evidencing payment thereof.
(e) This Application and Agreement shall be binding upon Applicant, its successors and assigns, and shall inure to the benefit of Bank of America, its successors, transferees and assigns; provided that any assignment by Applicant of any of its rights or obligations under this Application and Agreement without the prior written consent of Bank of America shall be void.
(f) Unless the Applicant has specified in the Application that the wording of the Letter of Credit must be exact, Applicant understands that the final form of the Letter of Credit may vary from the wording specified in the Application, and Applicant authorizes Bank of America to make such changes, not materially inconsistent with the Application, which Bank of America deems necessary or appropriate. Applicant understands that the risk to Applicant is greater if Applicant requests a standby letter of credit which requires only a draft, rather than a standby letter of credit which requires supporting documentation.
(g) In the event of any change or modification, with the consent of Applicant, which consent may be given by any means of submission acceptable to Bank of America, including, without limitation, computer, facsimile or telex, relative to the Letter of Credit or any instrument called for hereunder, including any waiver made or in good faith believed by Bank of America to have been made by Applicant of any term hereof or the noncompliance of any such instruments with the terms of the Letter of Credit, this Application and Agreement shall be binding upon Applicant with regard to the Letter of Credit as so changed or modified, and to any action taken by Bank of America or any of its correspondents relative thereto. No term or provision of this Application and Agreement can be changed orally, but only in a writing and signed by Applicant and Bank of America.
(h) Bank of America assumes no liability or responsibility for the consequences arising out of delay and/or loss in transit of any message, letter or documentation, or for delay, mutilation or other error arising in the transmission of any teletransmission. In no event shall Bank of America be liable for any special, indirect, consequential or exemplary damages.
(i) If Applicant includes in the Application any language describing events or conditions that would not be possible for Bank of America to verify solely from the documents required to be presented under the Letter of Credit, Applicant acknowledges and agrees that Bank of America has no obligation to verify compliance with such requirements.
NOTICE OF FINAL AGREEMENT. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
This Application and Agreement is executed by Applicant on                     .
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

Name of Applicant

By:		Title

Name of Applicant (if any, co-signing with the Applicant above)

By:		Title

(WHERE SPECIMEN SIGNATURES OF THE APPLICANT NAMED ABOVE ARE NOT ON FILE WITH BANK OF AMERICA, THE FOLOWING SIGNATURE VERIFICATION IS REQUIRED.)

The above signature of an officer, partner or agent of each Applicant indicated above confirms to that on file with us and such officer, partner or agent is fully authorized to sign this Agreement for such Applicant.

By:	BANK (Full Name) (Bank Address)

Authorized Signature/Title (Specimen signature of the signer must be on file with Bank of America) 00-35-0521NSBW 12-2000

FOR OFFICE USE ONLY

	☐ Trade Operations __________	Mail Code# __________

COMMISSION	☐ Per Standard Fee Schedule	☐ Other	☐ Charge Banking Center
	☐ Charge Directly	☐ Commissions and Charges only	☐ Drawings, Commissions and Charges

APPROVING OFFICER (Printed Name)		PHONE #

OFFICER TELEPHONE #		FAX #

DDA APPLICANT A/C #

APPROVING BANK OFFICER SIGNATURE

OFFICER — INTEROFFICE ADDRESS

OFFICER NUMBER AND COST CENTER NUMBER

Bank of America, N.A.
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

Application for Amendment to Standby Letter of Credit

ocation		Date
/ /

TO: Bank of America, N.A. I request you AMEND by ☐ Airmail ☐ Teletransmission
The irrevocable Standby Letter of Credit No. ______________________________________

For Account of (Applicant)	In Favor of (Beneficiary)

Please amend this credit as follows:
I understand that this amendment is subject to acceptance by the beneficiary. All other terms and conditions of the Letter of Credit remain unchanged.

The bank agrees to the amendment described above. Bank of America, N.A.	Name of Applicant

By Signature	Signature
X

Name and Title of Signer	Name and Title of Signer

FOR OFFICE USE ONLY

☐ Trade Operations ___________________________	Mail Code # ___________________________

Approving Officer — (Print Name)	Phone #
. .

Officer Telephone #	FAX #
. .	. .

DDA Applicant A/C #

Approving Bank Office Signature

Officer — Interoffice Address

Officer’s Number and Cost Center Number

Bank of America, N.A.
© 2000 Bank of America Corporation
05-35-0526NSBW 11-2001
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

EXHIBIT H-2
FORM OF
LOC APPLICATION AND AGREEMENT
(JPMORGAN CHASE BANK)
[See attachment hereto]
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

Application and Agreement for Irrevocable
Standby Letter of Credit

WHEN TRANSMITTING THIS APPLICATION BY FACSIMILE ALL PAGES MUST BE TRANSMITTED.
To: JPMorgan Chase Bank, N.A. and/or its subsidiaries and/or affiliates.                           Date:
I. Pursuant to the Terms and Conditions contained herein, please issue an IRREVOCABLE STANDBY Letter of Credit (together with any replacements, extensions or modifications, the “Credit”) and transmit it by:
☐  Teletransmission            ☐   Courier                  ☐        Air Mail (Domestic addresses only)
If completing in Microsoft Word, please enter data by ‘clicking’ on the gray boxes.

Applicant/Obligor (Full name and address- jointly and severally if more than one, individually and collectively, “Applicant/Obligor”):	Beneficiary (Full name and address):

[Signature lines are on last page].

Account Party (Full name and address of entity to be named in Letter of Credit if different than the above Applicant/Obligor):	Advising Bank-Optional (If blank, Issuer will select its branch or affiliate or correspondent in the domicile of the beneficiary):

Amount:	Expiry Date: Demands/claims must be presented to the
Up to an aggregate amount of If not USD, indicate currency	counters of the Issuing bank not later than .
          Complete only if Automatic Extension of the expiry date is required.
Credit to contain Automatic Extension clause with extension period of ☐ one year/☐ other
          (please specify).
No less than                     calendar days non-extension notice to the beneficiary.
Automatic Extension final expiration date:                                                       (the date after which the Credit will no longer be subject to Automatic Extension).

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AVAILABLE BY (indicate A, B or C)

☐	A. Beneficiary’s dated statement referencing JPMorgan Chase Bank, N.A. Letter of Credit Number indicating amount of demand/claim and purportedly signed by an authorized person reading as follows (Please state within the quotation marks the wording to appear on the statement to be presented):

“ (insert appropriate reason for drawing)
”
Demands received by authenticated teletransmission are acceptable in lieu of the beneficiary’s signed and dated statement provided that such authenticated teletransmission contains the beneficiary’s statement as provided for in the Credit.

☐	B. See attached sheet(s) for continuation of other documents and/or special instructions, which form an integral part of this Application and such specimen should be approved and signed by the applicant/obligor.

☐	C. Other:
Complete only when the Beneficiary’s bank or Correspondent is to issue its guarantee or undertaking based on the issued Standby Letter of Credit.
We understand and agree that by making this request, we shall remain liable under this Credit until Issuer is fully released in writing by such entity.

☐	Request Beneficiary’s bank to issue and deliver its: (Specify type of bid or performance bond, guarantee, undertaking or other)

In favor of:	Name(s)
Attention Party Name
Address

City/State/Zip/Country
Telephone
Fax

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For an amount not exceeding that specified above, effective immediately and expiring at their office on           .
(at least 30 days prior to Expiry Date above) covering (brief description): .

☐	Multiple drawings prohibited (if blank, multiple drawings will be permitted).

☐	Credit is transferable only in its entirety (Issuer is authorized to include its standard transfer conditions and is authorized to nominate a transferring bank, if applicable).
The Credit, or any Credit issued shall be subject to the International Standby Practices 1998 (International Chamber of Commerce Publication 590) (“the “ISP”) or, ☐ if box is checked, it shall be subject to the Uniform Customs and Practice for Documentary Credits (1993) Revision International Chamber of Commerce Publication No. 500 (the “UCP”).
Please include a brief description of the purpose of the Standby Letter of Credit including goods description, pricing, country of origin of the goods, shipment from and shipment to countries, as applicable:
Unless otherwise stated herein, the nominated bank (if any) is authorized to send all documents to you in one airmail or courier service, if available.

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II: To induce JPMorgan Chase Bank, N.A. and/or any of its domestic or foreign subsidiaries or affiliates (individually and collectively, “Bank”), in its sole discretion, to issue for the account of the Applicant or for the account of the Account Party named in the Application, a standby letter of credit, or other independent undertaking at the request of the undersigned (individually and collectively, “Applicant”; jointly and severally, if more than one), Applicant agrees as to the letter of credit or undertaking (together with any replacements, extensions or modifications, a “Credit”, collectively, “Credits”) as follows.
1. Applications/Instructions. The request to issue a Credit (an “Application”) shall be irrevocable and in such form as Bank shall from time to time require or agree to accept (including any type of electronic form or means of communication). Inquiries, communications and instructions (whether oral, telephonic, written, telegraphic, facsimile, electronic or other) regarding a Credit, each Application and this Agreement are each referred to herein as “Instructions” (and the term “Application” is subsumed within the term “Instruction”). Bank’s records of the content of any Instruction shall be conclusive. Applicant shall be responsible for the final text of a Credit notwithstanding Bank’s recommendation, assistance or drafting or Bank’s use, non-use or refusal to use text submitted by Applicant. Bank may transmit a Credit and any amendment thereto by S.W.I.F.T. message and thereby bind Applicant directly and as indemnitor to the S.W.I.FT. rules, including rules obligating Applicant or Bank to pay charges.
2. Payment Terms; Obligations Absolute. (a) For each Credit, Applicant shall pay Bank: (i) the amount of each drawing paid by Bank under the Credit on demand, if under a sight draft and at least one Business Day prior to the date when payment is to be made under a time draft (or acceptance relating thereto) or deferred payment obligation; (ii) commissions, fees and charges in respect of the Credit (including, commissions and fees for issuance, transfer, assignment of proceeds, amendments and drawings and of any adviser, confirming institution or entity or other nominated person), at such rates, amounts and times as Bank and Applicant shall mutually agree (or if no agreement, the rate then customarily charged by Bank); (iii) interest on each amount under this Agreement for each day from and including the date such payment is due through the date of payment, on demand, at a rate per annum (calculated on the basis of a 360 day year for the actual number of days elapsed) equal to the lesser of (A) Prime plus 3% and (B) the highest rate permitted by applicable law; (iv) Bank’s charges, costs and expenses (including reasonable internal and outside counsel fees, expenses and charges) incurred in connection with the protection or enforcement of Bank’s rights under this Agreement and any correspondent’s charges, with interest from the date paid or incurred by Bank through the date of payment by Applicant, on demand, at a rate per annum equal to Prime plus 3%; and (v) if as a result of any Regulatory Change, the Bank determines that the cost to the Bank of issuing or maintaining any Credit is increased, or any amount received or receivable by the Bank hereunder is reduced, or the Bank is required to make any payment in connection with any transaction contemplated hereby, then the Applicant shall pay to the Bank on demand such additional amount or amounts as the Bank determines will compensate the Bank for such increased cost, reduction or payment. “Regulatory Change” means any change after the date hereof in United States federal, state or foreign laws or regulations (including Regulation D of the Board of Governors of the Federal Reserve System as amended or supplemented from time to time) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including the Bank or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof. “Business Day” means any day on which commercial banks in New York City, New York are not authorized or required to be closed for business. “Prime” shall mean the rate of interest per annum announced by the Bank from time as its Prime Rate; each change in the Prime Rate shall be effective from and including the date such change is announced as being effective.
(b) If the amount drawn under any Credit is in non-United States currency (“foreign currency”), Applicant shall pay under paragraph 2(a)(i) above the United States dollar equivalent of the amount computed at Bank’s selling rate, as of the date of Applicant’s payment, for cable transfers of such foreign currency to the place of payment; provided, further, that if, for any reason, Bank has no selling rate for cable transfers of that currency to such place on the payment date, Applicant shall pay Bank an amount in United States currency equivalent to Bank’s actual cost of settlement of its obligation.

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(c) All payments shall be made in immediately available funds, free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges, withholdings, set-off or other liabilities. Applicant shall pay all withholding, stamp and other taxes or duties imposed by any taxing authority on payment under any Credit and this Agreement and shall indemnify Bank against all liabilities, costs, claims, and expenses resulting from Bank having to pay or from any omission to pay or delay in paying any duty or tax.
(d) Bank may (but shall not be required to), without demand for payment or notice to the Applicant, and in addition to any other right of set-off which Bank may have, (i) debit any account or accounts maintained by Applicant with any office of Bank (now or in the future) and set-off and apply (X) any balance or deposits (general, special, time, demand, provisional, final, matured, unmatured, contingent or absolute) in the account(s) and (Y) any sums due or payable from Bank, to the payment of any and all amounts owed by Applicant to Bank and/or (ii) advance funds to Applicant under any line of credit (committed or uncommitted) made available to Applicant by Bank and apply such funds to said payment obligations.
(e) Applicant’s payment obligations under this paragraph 2 are absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever, including, without limitation: (i) any lack of validity, enforceability or legal effect of any Credit or this Agreement, or any term or provision therein or herein; (ii) payment against presentation of any draft, demand or claim for payment under any Credit or other document presented for purposes of drawing under any Credit (“Drawing Document”) that does not comply in whole or in part with the terms of the applicable Credit or which proves to be fraudulent, forged or invalid in any respect or any statement therein being untrue or inaccurate in any respect, or which is signed, issued or presented by a Person (or a transferee of such Person) purporting to be a successor or transferee of the beneficiary of such Credit; (iii) Bank or any of its branches or affiliates being the beneficiary of any Credit; (iv) Bank or any correspondent honoring a drawing against a Drawing Document up to the amount available under any Credit even if such Drawing Document claims an amount in excess of the amount available under the Credit; (v) the existence of any claim, set-off, defense or other right that Applicant or any other Person may have at any time against any beneficiary, any assignee of proceeds, Bank or any other Person; (vi) Bank or any correspondent having previously paid against fraudulently signed or presented Drawing Documents (whether or not Applicant reimbursed Bank for such drawing); and (vii) any other event, circumstance or conduct whatsoever, whether or not similar to any of the foregoing, that might, but for this paragraph, constitute a legal or equitable defense to or discharge of, or provide a right of set-off against, Applicant’s obligations hereunder (whether against Bank, the beneficiary or any other Person); provided, however, that subject to paragraph 4 hereof, the foregoing shall not exculpate Bank from such liability to Applicant as may, be finally, judicially determined in an independent action or proceeding brought by Applicant against Bank following payment of Applicant’s obligations under this Agreement. “Person” means any natural Person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

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3. Amendment; Waiver. Bank shall not be deemed to have amended or modified any term hereof, or waived any of its rights unless Bank consents in writing to such amendment, modification or waiver. No such waiver, unless expressly stated therein, shall be effective as to any transaction which occurs subsequent to such waiver, nor as to any continuance of a breach after such waiver. Bank’s consent to any amendment, waiver, or modification does not mean that Bank shall consent or has consented to any other or subsequent Instruction to amend, modify, or waive a term of this Agreement or any Credit.
4. Indemnification; Limitation of Liability. (a) Applicant shall indemnify and hold harmless Bank, its parent, and correspondents and each of their respective directors, officers, employees and agents (each, including Bank, an “Indemnified Person”) from and against any and all claims, suits, judgments, costs, losses, fines, penalties, damages, liabilities, and expenses, including expert witness fees and legal fees, charges and disbursements of any counsel (including in-house counsel fees and allocated costs) for any Indemnified Person (“Costs”), arising out of, in connection with, or as a result of: (i) any Credit or any pre-advice of its issuance; (ii) any transfer, sale, delivery, surrender, or endorsement of any Drawing Document at any time(s) held by any Indemnified Person in connection with any Credit; (iii) any action or proceeding arising out of or in connection with any Credit or this Agreement (whether administrative, judicial or in connection with arbitration), including any action or proceeding to compel or restrain any presentation or payment under any Credit, or for the wrongful dishonor of or honoring a presentation under any Credit; (iv) any independent undertakings issued by the beneficiary of any Credit; (v) any unauthorized Instruction or error in computer transmission; (vi) an adviser, confirmer or other nominated person seeking to be reimbursed, indemnified or compensated; (vii) any third party seeking to enforce the rights of an applicant, beneficiary, nominated person, transferee, assignee of letter of credit proceeds or holder of an instrument or document; (viii) the fraud, forgery or illegal action of parties other than the Indemnified Person; (ix) the enforcement of this Agreement or any rights or remedies under or in connection with this Agreement or any Credit; (x) the Bank’s performance of the obligations of a confirming institution or entity that wrongfully dishonors a confirmation; (xi) Bank dishonoring any presentation upon or during the continuance of any Event of Default or for which Applicant is unable or unwilling to make any payment to Bank required under paragraph 2 above; (xii) the acts or omissions, whether rightful or wrongful, of any present or future de jure or de facto governmental or regulatory authority or cause or event beyond the control of such Indemnified Person; in each case, including that resulting from Bank’s own negligence, provided, however, that such indemnity shall not be available to any Person claiming indemnification under (i) through (xii) above to the extent that such Costs are found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted directly from the gross negligence or willful misconduct of the Indemnified Person claiming indemnity. If and to the extent that the obligations of Applicant under this paragraph are unenforceable for any reason, Applicant shall make the maximum contribution to the Costs permissible under applicable law.
(b) The liability of Bank (or any other Indemnified Person) under, in connection with and/or arising out of this Agreement or any Credit (or any pre-advice), regardless of the form or legal grounds of the action or proceeding, shall be limited to any direct damages suffered by Applicant that are caused directly by Bank’s gross negligence or willful misconduct in (i) honoring a presentation that does not at least substantially comply with a Credit, (ii) failing to honor a presentation that strictly complies with a Credit or (iii) retaining Drawing Documents presented under a Credit. In no event shall Bank be deemed to have failed to act with due diligence or reasonable care if Bank’s conduct is in accordance with Standard Letter of Credit Practice or in accordance with this Agreement, including paragraph 4(d) below. Applicant’s aggregate remedies against Bank and any Indemnified Person for wrongfully honoring a presentation under any Credit or wrongfully retaining honored Drawing Documents shall in no event exceed the aggregate amount paid by Applicant to Bank in respect of the honored presentation in respect of such Credit under paragraph 2 above, plus interest. Notwithstanding anything to the contrary herein, Bank and the other Indemnified Persons shall not, under any circumstances whatsoever, be liable for any punitive, consequential, indirect or special damages or losses regardless of whether Bank or any Indemnified Person shall have been advised of the possibility thereof

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or of the form of action in which such damages or losses may be claimed. Applicant shall take action to avoid and mitigate the amount of any damages claimed against Bank or any Indemnified Person, including by enforcing its rights in the underlying transaction. Any claim by Applicant for damages under or in connection with this Agreement or any Credit shall be reduced by an amount equal to the sum of (i) the amount saved by Applicant as a result of the breach or alleged wrongful conduct and (ii) the amount of the loss that would have been avoided had Applicant mitigated damages. If a Credit is to be governed by a law other than that of the State of New York, Bank shall not be liable for any Costs resulting from any act or omission by Bank in accord with the UCP or the ISP, as applicable, and Applicant shall indemnify Bank for all such Costs. “Standard Letter of Credit Practice” means, for Bank, any domestic or foreign law or letter of credit practices applicable in the city in which Bank issued the applicable Credit or for its branch or correspondent, such laws and practices applicable in the city in which it has advised, confirmed or negotiated such Credit, as the case may be. Such practices shall be (i) of banks that regularly issue Credits in the particular city and (ii) required or permitted under the UCP or the ISP, as chosen in the applicable Credit. “ISP” means, International Standby Practices 1998 (International Chamber of Commerce Publication No.590) and any subsequent revision thereof adhered to by Bank on the date such Credit is issued. “UCP” means, Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No.500 and any subsequent revision thereof adhered to by Bank on the date such Credit is issued.
(c) Without limiting any other provision of this Agreement, Bank and each other Indemnified Person (if applicable), shall not be responsible to Applicant for, and Bank’s rights and remedies against Applicant and Applicant’s obligation to reimburse the Bank shall not be impaired by: (i) honor of a presentation under any Credit which on its face substantially complies with the terms of such Credit; (ii) honor of a presentation of any Drawing Documents which appear on their face to have been signed, presented or issued (X) by any purported successor or transferee of any beneficiary or other party required to sign, present or issue the Drawing Documents or (Y) under a new name of the beneficiary; (iii) acceptance as a draft of any written or electronic demand or request for payment under a Credit, even if nonnegotiable or not in the form of a draft, and may disregard any requirement that such draft, demand or request bear any or adequate reference to the Credit; (iv) the identity or authority of any presenter or signer of any Drawing Document or the form, accuracy, genuineness, or legal effect of any presentation under any Credit or of any Drawing Documents; (v) disregard of any non-documentary conditions stated in any Credit; (vi) acting upon any Instruction which it, in Good Faith, believes to have been given by a Person or entity authorized to give such Instruction; (vii) any errors, omissions, interruptions or delays in transmission or delivery of any message, advice or document (regardless of how sent or transmitted) or for errors in interpretation of technical terms or in translation; (viii) any delay in giving or failing to give any notice; (ix) any acts, omissions or fraud by, or the solvency of, any beneficiary, any nominated Person or any other Person; (x) any breach of contract between the beneficiary and Applicant or any of the parties to the underlying transaction; (xi) assertion or waiver of any provision of the UCP or ISP which primarily benefits an issuer of a letter of credit, including, any requirement that any Drawing Document be presented to it at a particular hour or place; (xii) payment to any paying or negotiating bank (designated or permitted by the terms of the applicable Credit) claiming that it rightfully honored or is entitled to reimbursement or indemnity under the Standard Letter of Credit Practice applicable to it; (xiii) dishonor of any presentation upon or during any Event of Default or for which Applicant is unable or unwilling to reimburse or indemnify Bank (provided that Applicant acknowledges that if Bank shall later be required to honor the presentation, Applicant shall be liable therefor in accordance with paragraph 2 hereof); and (xiv) acting or failing to act as required or permitted under Standard Letter of Credit Practice (or in the case of other independent undertakings or guarantees, the UN Convention) applicable to where it has issued, confirmed, advised or negotiated such Credit, as the case may be. “Good Faith” means honesty in fact in the conduct of the transaction concerned. “UN Convention” means the United Nations Convention on Independent Guarantees and Standby Letters of Credit.

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(d) Applicant shall notify Bank of (i) any noncompliance with any Instruction, any other irregularity with respect to the text of any Credit or any amendment thereto or any claim of an unauthorized, fraudulent or otherwise improper Instruction, within one (1) Business Day of Applicant’s receipt of a copy of such Credit or amendment and (ii) any objection Applicant may have to Bank’s honor or dishonor of any presentation under any Credit or any other action or inaction taken or proposed to be taken by Bank under or in connection with this Agreement or any Credit, within three (3) Business Days after Applicant receives notice of the objectionable action or inaction. The failure to so notify the Bank within said times shall discharge Bank from any loss or liability that Bank could have avoided or mitigated had it received such notice, to the extent that Bank could be held liable for damages hereunder; provided, that, if Applicant shall not provide such notice to Bank within three (3) Business Days of the date of receipt in the case of clause (i) or ten (10) Business Days from the date of receipt in the case of clause (ii), Bank shall have no liability whatsoever for such noncompliance, irregularity, action or inaction and Applicant shall be precluded from raising such noncompliance, irregularity or objection as a defense or claim against Bank. Applicant’s acceptance or retention of a Drawing Document presented under or in connection with any Credit (whether or not the document is genuine) or of any Released Merchandise shall ratify Bank’s honor of the presentation and preclude Applicant from raising a defense, set-off or claim with respect to Bank’s honor of such Credit. Bank shall not be required to seek any waiver of discrepancies from Applicant or to grant any waiver of discrepancies which Applicant approves or requests. “Released Merchandise” means all Property referred to in or relating to the applicable Credit, released (including pursuant to a forwarders cargo receipt or by any other means whatsoever) or consigned to Applicant or any Person designated by Applicant in connection with such Credit or a LOI. “Property” means all property of any kind whatsoever (now existing or hereafter acquired) including, without limitation, any and all right, title and interest of Applicant in any goods, equipment, inventory, money, documents, letters of credit, warehouse receipts, instruments, securities, security entitlements, financial assets, investment property, precious and base metals, chattel paper, electronic chattel paper, accounts, commercial tort claims, deposit accounts, general intangibles (including any claims for breach of contract, breach of warranty claims and any insurance policies and proceeds), letter of credit rights, choses in action and the proceeds of any and all thereof (including any and all of the aforesaid referred to in any Credit or the Drawing Documents relating thereto).
(e) Applicant will (i) comply with all foreign and domestic laws, rules and regulations (including the USA Patriot Act, foreign exchange control regulations, foreign asset control regulations and other trade-related regulations) now or hereafter applicable to each Credit, the transactions underlying such Credit or Applicant’s execution, delivery and performance of this Agreement, (ii) cause all Released Merchandise to be insured against theft, fire and such other risks usually insured against in connection with the underlying transaction; (iii) permit Bank (or its representatives) to inspect and audit any Property and Applicant’s books and records with respect thereto upon reasonable notice; and (iv) to the extent not provided to Bank under other agreements, upon request, furnish Bank with Applicant’s most recent year-end, quarterly and monthly (if any), financial statements (as audited) and such other information as Bank shall reasonably request regarding the financial condition, business or operations of Applicant. Further, the undersigned acknowledges and agrees to provide the Bank additional information, records, and documentation as requested by Bank, pursuant to the Bank’s programs enacted to comply with Section 326 of the USA Patriot Act, the applicable regulations promulgated thereunder, and the Bank’s Customer Identification Program and authorizes Bank to verify information as per the USA Patriot Act Regulation.
(f) Applicant acknowledges that this Agreement and each Credit is entered into (or will be entered into) for commercial purposes. To the extent that Applicant may now or hereafter be entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement or any Credit, to claim for itself or its revenues or properties any immunity from the jurisdiction of any court or from legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and to the extent that in any such jurisdiction there may be attributed to the Applicant any such immunity (whether or not claimed), Applicant hereby irrevocably agrees not to claim, and hereby waives, such immunity in respect of its obligations under this Agreement or any Credit.

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5. Representations and Warranties. Applicant hereby represents and warrants as of the date of this Agreement (and with each Instruction for the issuance of a Credit represents and warrants as of the date of the Instruction) that: (a) it has all necessary power and authority to enter into and perform this Agreement; (b) it has obtained all authorizations, consents and approvals required for it to enter into and perform this Agreement in accordance with its terms; (c) this Agreement constitutes the legal, valid and binding obligation of Applicant, enforceable against it in accordance with its terms; (d) the execution, delivery and performance of this Agreement by Applicant does not and will not contravene (i) its charter, by-laws or other organizational documents, (ii) any order or writ binding on or affecting Applicant or its properties, or (iii) any agreement or arrangement to which Applicant is a party or by which it or its properties may otherwise be bound, the contravention of which agreement or arrangement would have a material adverse effect on Applicant; (e) the financial statements most recently furnished to Bank by Applicant fairly present the financial condition of Applicant in accordance with generally accepted accounting principles, and there has been no material adverse change in Applicant’s business, condition (financial or otherwise) or results of operation since the date of Applicant’s most recent annual financial statements; (f) no information now or hereafter furnished by Applicant to Bank in connection with this Agreement or any Credit is or shall be materially false or misleading when furnished; (g) there is no pending or threatened action which may materially adversely affect its financial condition or business or which purports to affect the validity or enforceability of this Agreement, any Credit or any transaction related to any Credit; and (h) Applicant is acting for itself and for no other Person or entity in requesting issuance of each Credit.
6. Pledge and Assignment of Security. (a) As security for the payment and performance of all obligations and liabilities of Applicant to Bank in respect of any and all Credits issued hereunder (if any) and under this Agreement, whether matured or unmatured, absolute or contingent, now existing or hereafter incurred (“Obligations”), Applicant hereby grants to Bank a continuing lien and security interest in, and pledges and assigns to Bank all of Applicant’s present and future right, title and interest in, to and under all of the following property (whether now existing or hereafter created or acquired): (i) the balance of all deposit accounts and all securities accounts with any office of Bank wherever located, (“Deposit Accounts” and “Securities Accounts”, as the case may be), and any other claims of Applicant against Bank; (ii) all Property which has been or at any time shall be delivered to or otherwise come into the possession, custody or control of any office of Bank or any correspondent (which shall be deemed a collateral agent or a bailee of Bank for the purpose of perfecting a security interest in the Property) for any purpose, whether or not for the express purpose of being used by any such entity as collateral security or for safekeeping, custody, pledge, transmission or otherwise; (iii) all Property received or receivable by Bank or its correspondents under or in connection with each Credit; (iv) all Property received or receivable by Applicant in connection with the transaction underlying each Credit; (v) all present and future claims and rights of Applicant against any beneficiary of any Credit arising in connection with such Credit or the transaction underlying such Credit; and (vi) all products and proceeds of the foregoing (collectively, the “Collateral”).
(b) Applicant shall hold all payments of the Obligations and all proceeds of Collateral in trust for Bank. Bank shall be deemed to have possession, custody or control of all Collateral actually in transit to or set apart for it (or any of its agents, correspondents or others acting in its behalf), it being understood that the receipt at any time by Applicant (or any of its agents, correspondents, or others acting in its behalf), of Collateral of whatever nature, including cash, shall not be deemed a waiver of any of Bank’s rights or powers.

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(c) If at any time there shall occur and be continuing (i) any Event of Default, (ii) any material adverse change in the condition (financial or otherwise), business, operations or prospects of Applicant or any Person that has guaranteed or provided credit support for all or part of the Obligations (“Guarantor”), (iii) any action for a temporary restraining order, preliminary or permanent injunction, beneficiary wrongful dishonor action or the issuance or commencement of any similar order, action or event in connection with any Credit or any Drawing Document or this Agreement, which order, action or event may apply, directly or indirectly, to Bank or which otherwise threatens to extend or increase Bank’s contingent liability beyond the time, amount or other limit provided in such Credit or this Agreement; or (iv) any other event or condition which provides a basis for Bank in good faith to deem itself insecure, then, Applicant shall, upon Bank’s demand, deliver to Bank, as additional security for the Obligations, cash in an amount required by Bank.
(d) Bank is authorized to file financing statements, naming Applicant as debtor and Bank as secured party, with respect to any or all of the Collateral hereunder. Bank is authorized to take any action necessary to protect its rights in the Collateral, including but not limited to issuing a LOI for Applicant’s account to induce delivery of goods underlying any commercial Credit. Applicant will, at its own expense upon request by Bank from time to time, sign any other instrument or document (including any security agreement, or control agreement) and take any other action Bank may reasonably deem necessary or desirable to preserve, perfect, protect or maintain the Collateral and the priority of Bank’s security interest therein and to realize upon Bank’s rights and remedies as a secured party. For the avoidance of doubt and not in limitation of the rights of Bank under Sections 9-104(a)(1), 9-106(a) and 8-106(e) of the Code as adopted by the State of New York, Applicant and Bank (acting as a bank with respect to all Deposit Accounts and as a securities intermediary with respect to all Securities Accounts) agree that Bank may direct disposition of the funds in any Deposit Account and may issue and follow its own entitlement orders with respect to any Securities Account, in either case without the consent of Applicant.
(e) To the extent Bank honors a presentation for which Bank remains unpaid, Bank may assert rights of Applicant and Applicant shall cooperate with Bank in its assertion of Applicant’s rights against the beneficiary, the beneficiary’s rights against Applicant and any other rights that Bank may have by subordination, subrogation, reimbursement, indemnity or assignment.
(f) If Bank shall agree to honor (accept) Drawing Documents under a Credit on a time draft or deferred payment basis, Applicant shall not take possession of the Drawing Documents or the underlying Property except for the purpose of loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with such Property in a manner preliminary to its sale or exchange. An Instruction to release any such Drawing Document or Property shall be deemed a representation by Applicant to Bank that Applicant seeks such release for one of said purposes. In each such case, Applicant immediately shall apply the sale proceeds of such Property to the Obligations relating to the applicable Credit.
7. Events of Default; Obligations Due; Remedies. (a) Each of the following shall be an “Event of Default” under this Agreement: (i) Applicant shall fail to pay any sum payable upon or in respect of any of the Obligations when due; (ii) Applicant shall fail to perform any agreement contained herein; (iii) Applicant or any Guarantor shall fail to pay any taxes when due and such taxes shall not be contested in good faith or the amount thereof reserved for in accordance with GAAP; (iv) there shall be commenced against Applicant or any Guarantor any proceeding for enforcement of a money judgment, which proceeding shall not have been stayed within ten (10) Business Days; (v) any statement made, or any information, report or Instruction furnished by or for Applicant to Bank contains any misstatement of a material fact or omits to state a material fact or any fact necessary to make any statement contained therein not materially misleading; (vi) the dissolution, termination or, if an individual, death of Applicant or a Guarantor; (vii) any indebtedness, obligation and/or liability of Applicant or a Guarantor to any Person, including but not limited to Bank, shall not be paid or performed when

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due or any event or condition shall occur that shall result in any indebtedness, obligation or liability becoming due prior to its scheduled maturity or settlement date or permits (with or without the giving of notice, the lapse of time or both) the holder of such indebtedness or obligee to cause such indebtedness, obligation or liability to become due, or to require the prepayment, repurchase, redemption or defeasance thereof prior to its scheduled maturity or settlement date; (viii) any Person shall contest the validity or enforceability of any guaranty supporting the Obligations; (ix) Applicant or any Guarantor shall become insolvent (however such insolvency may be evidenced or defined) or generally not be able to pay its debts as they become due, shall make a general assignment for the benefit of creditors, or shall suspend the transaction of its usual business or be expelled or suspended from any exchange, or if an application is made by any judgment creditor of Applicant or a Guarantor for any order directing Bank to pay over money or to deliver other property, or a petition in bankruptcy shall be filed by or against Applicant or a Guarantor or any proceeding shall be instituted by or against Applicant or a Guarantor for any relief under any bankruptcy or insolvency laws or any law relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extensions or if any governmental authority or any court at the instance of any governmental authority shall take possession of any substantial part of the property of Applicant or any Guarantor or shall assume control over the affairs or operations of Applicant or any Guarantor, or if a receiver or custodian shall be appointed for, or a writ or order of attachment or garnishment shall be issued or made against, any of the property or assets of Applicant or a Guarantor or Applicant or a Guarantor shall indicate that any of the foregoing has occurred or will occur; or (x) there shall occur in one or a series of transactions (A) the sale or transfer of, or the creation or assertion of a lien over, a substantial portion of the assets of Applicant or of any Guarantor, (B) any transaction or event which results in the reduction in shareholder’s equity (or partnership capital, net worth or similar equivalent term) of the Applicant or any Guarantor of 50% or more (measured against such equity as of the date hereof), (C) an acquisition, directly or indirectly, of the power to direct or cause the direction of the management or policies of Applicant (or any Guarantor), whether by means of contract, voting power or otherwise, or (D) the merger or consolidation of Applicant or any Guarantor.
(b) Upon an Event of Default, all of the Obligations shall be immediately due and payable without notice or demand (whether or not a drawing or claim had in fact been made or paid) and Bank may, in addition to all other rights and remedies it may have at law or in equity, (i) exercise any remedies of a secured party under applicable law, including under the Code, (ii) charge, debit and/or set-off against any general or special account of Applicant maintained at any office of Bank (whether matured or unmatured) for the amount of the Obligations, (iii) amend or terminate, or transfer drawing rights or cure one or more discrepancies under, any Credit, and/or (iv) make payment in satisfaction of the Obligations or hold all amounts, proceeds and Collateral as security for each Credit and any LOI’s. Upon an Event of Default, Applicant shall assemble all Collateral and make it available to Bank at a place designated by Bank which is reasonably convenient to Bank and Applicant, and Bank shall be authorized to liquidate or sell immediately, without demand for payment, advertisement or notice to Applicant, all of which are hereby expressly waived (except such notice as is required by applicable law and cannot be waived, in which event such notice shall be deemed proper if mailed at least five Business Days before disposition or other action) any and all Collateral (whether received pursuant to paragraph 6(c) hereof or otherwise) at private sale or at public auction or at brokers’ board or upon any exchange or otherwise, at Bank’s option, in such parcels and at such time and at such place and at such price and upon such terms and conditions as Bank may deem proper, and to apply the net proceeds of such sale or sales, together with any balance of deposits and any sums credited by or due from Bank to Applicant in general account or otherwise, to the payment of any and all of the Obligations, all without prejudice to the rights of Bank against Applicant with respect to any and all amounts which may be or remain unpaid and if any such sale be at broker’s board or public auction or upon any exchange Bank may itself be a purchaser at such sale, free from any right of redemption, which Applicant hereby expressly waives and releases.

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8. Continuing Rights and Obligations. Bank’s rights and liens hereunder shall continue unimpaired, and Applicant shall be and remain obligated in accordance with the terms and provisions hereof, notwithstanding the release and/or substitution of any Property which may be held as security hereunder at any time, or of any rights or interest therein. Applicant waives any defense whatsoever which might constitute a defense available to, or discharge of, a surety or a guarantor. If more than one Person signs this Agreement or an Application hereunder, each of them shall be jointly and severally liable hereunder and thereunder and all the terms and provisions regarding liabilities, obligations and Property of such Persons shall apply to any liabilities, obligations and Property of any and all of them.
9. Electronic Transmissions. Bank is authorized to accept and process any Application and any amendments, transfers, assignments of proceeds, Instructions, consents, waivers and all documents relating to the Credit or the Application which are sent to Bank by electronic transmission, including SWIFT, electronic mail, telex, telecopy, telefax, courier, mail or other computer generated telecommunications and such electronic communication shall have the same legal effect as if written and shall be binding upon and enforceable against the Applicant. Bank may, but shall not be obligated to, require authentication of such electronic transmission or that Bank receives original documents prior to acting on such electronic transmission. If it is a condition of the Credit that payment may be made upon receipt by Bank of an electronic transmission advising negotiation, Applicant hereby agrees to reimburse Bank on demand for the amount indicated in such electronic transmission advice, and further agrees to hold Bank harmless if the documents fail to arrive, or if, upon the arrival of the documents, Bank should determine that the documents do not comply with the terms and conditions of the Credit.
10. Jurisdiction; Waiver of Jury Trial. (a) Applicant submits to the nonexclusive jurisdiction of any state or federal court located in the Borough of Manhattan, City of New York, State of New York, for itself and its Property and agrees that any such court shall be a proper forum for any action or suit brought by Bank. Service of process in any legal action or proceeding arising out of or in connection with this Agreement, any Instruction or any Credit may be made upon Applicant by mailing a copy of the summons to Applicant either at the address set forth in the applicable Application or at Applicant’s last address appearing in Bank’s records. In addition, if Applicant is organized or incorporated in a jurisdiction outside the United States of America, Applicant designates the CT Corporation located at 111 8th Avenue, New York, New York 10011 as the true and lawful agent and attorney-in-fact of Applicant for receipt of the summons, writs and notices in connection with any such action or suit.
(b) No legal action or proceeding arising out of or in connection with this Agreement, any Instruction or any Credit may be brought by Applicant against Bank (i) except in a state or federal court located in the Borough of Manhattan, City of New York, State of New York and (ii) unless commenced within one (1) year after (X) the expiration date of the applicable Credit or (Y) the alleged breach shall have purportedly occurred, whichever is earlier.
(c) APPLICANT WAIVES (I) THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION OR PROCEEDING IN WHICH BANK AND APPLICANT ARE PARTIES (WHETHER OR NOT THE ONLY PARTIES) ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, ANY INSTRUCTION OR ANY CREDIT AND (II) THE RIGHT TO INTERPOSE ANY CLAIM, SETOFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION.

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11. Applicable Law; Severability. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict of laws. The UCP and the ISP are incorporated by reference into this Agreement and are evidence of Standard Letter of Credit Practice with respect to matters covered therein provided, however, that to the extent permitted by applicable law, this Agreement shall prevail in case of a conflict between this Agreement, the Uniform Commercial Code (the “Code”), and/or Standard Letter of Credit Practice and the UCP shall prevail in case of conflict between the UCP and the Code or other Standard Letter of Credit Practice if the Credit is a standby Credit governed by the UCP, and the ISP shall prevail in case of a conflict between the ISP and the Code and other Standard Letter of Credit Practice if the Credit is a standby Credit governed by the ISP. Any provisions of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Applicant hereby waives any provision of law, which prohibits or renders unenforceable any provision of this Agreement.
12. No Third Party Benefits; Successor; Assignment; Integration; Delivery by Facsimile; Notices. This Agreement shall be binding upon and inure to the benefit of Bank and Applicant and their respective successors and permitted assigns. This Agreement shall not confer any right or benefit upon any Person other than the parties to this Agreement, the Indemnified Persons and their respective successors and permitted assigns. Bank may assign or sell participations in all or any part of any Credit or this Agreement to another entity and Bank may disseminate credit information relating to the Applicant in connection with any proposed participation. Applicant may not assign this Agreement without the prior written consent of Bank. This Agreement may be signed and delivered by facsimile transmission. Notices to Bank shall be sent to the address of Bank as set forth on the Application and shall be delivered by hand, overnight courier or certified mail, return receipt requested. Notices to Applicant shall be sent to the address set forth below the signature line hereto. THIS AGREEMENT CONSTITUTES THE ENTIRE CONTRACT AND FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES
13. Continuing Agreement. This Agreement is a continuing agreement and may not be terminated by Applicant except upon (i) thirty (30) days’ prior written notice of such termination by Applicant to Bank at the address of Bank set forth on the most recent Credit issued hereunder, (ii) payment of all Obligations and (iii) the expiration or cancellation of all Credits issued hereunder. Notwithstanding the foregoing sentence, if a Credit is issued in favor of a sovereign or commercial entity, which is to issue a guarantee or undertaking on Applicant’s behalf in connection therewith, or is issued as support for such a guarantee, the Applicant shall remain liable with respect to such Credit until Bank is fully released in writing by such entity.
14. Limitation of Interest and Other Charges. Applicant and Bank intend to conform strictly to the applicable usury laws, if any, now or hereafter in force with respect to this Agreement. To such end: the aggregate of all interest and other charges constituting interest under such applicable usury laws and contracted for, chargeable or receivable under this Agreement shall never exceed the maximum amount of interest, nor produce a rate in excess of the maximum contract rate of interest, that Bank is authorized to charge Applicant under such applicable usury laws.
15. MISCELLANEOUS.
Installments. If the Credit is issued subject to UCP 500, unless otherwise agreed, in the event that any installment of the Credit is not drawn within the period allowed for that installment, the Credit will continue to be available for any subsequent installments notwithstanding UCP Article 41.

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Auto Extend Notice. If the credit provides for automatic extension without amendment, Applicant agrees that it will notify Bank in writing at least sixty (60) days prior to the last day specified in the Credit by which Bank must give notice of nonextension as to whether or not it wishes the Credit to be extended. Any decision to extend or not extend the Credit shall be in Bank’s sole discretion and judgment. Applicant hereby acknowledges that in the event Bank notifies the beneficiary of the Credit that it has elected not to extend the Credit and the beneficiary draws on the Credit after receiving the notice of non-extension, Applicant acknowledges and agrees that Applicant shall have no claim or cause of action against Bank or defense against payment under the agreement for Bank’s discretionary decision to extend or not extend the Credit.
Pending Expiry Notice. If a Credit’s terms and conditions provide that Bank give beneficiary a notice of pending expiration, Applicant agrees that it will notify Bank in writing at least sixty (60) days prior to the last day specified in the Credit by which Bank must give such notice of the pending expiration date. In the event Applicant fails to so notify Bank and the Credit is extended, Applicant’s Obligations under this Agreement shall continue in effect and be binding on Applicant with regard to the Credit as so extended.
THE UNDERSIGNED HEREBY AGREES TO ALL THE TERMS AND CONDITIONS SET FORTH IN THE AGREEMENT, ALL OF WHICH HAVE BEEN READ AND UNDERSTOOD BY THE UNDERSIGNED.

(Applicant/Obligor)

(Authorized Signature/Title)

(Phone)

(Fax)

(Date)
Without limiting the terms above, you are authorized to debit our account no.
with JPMorgan Chase Bank, N.A. for the amount of each drawing and/or your commissions and charges.
THE FOLLOWING IS TO BE EXECUTED IF THE CREDIT IS TO BE ISSUED FOR THE ACCOUNT OF A PERSON OTHER THAN THE PERSON SIGNING ABOVE:
AUTHORIZATION AND AGREEMENT OF ADDITIONAL PARTY NAMED AS ACCOUNT PARTY
To: THE ISSUER OF THE CREDIT
We join in this Application, naming us as Account Party, for the issuance of the Credit and, in consideration thereof, we irrevocably agree (i) that the above Applicant has sole right to give instructions and make agreements with respect to this Application, the Agreement, the Credit and the disposition of documents, and

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we have no right or claim against you, any of your affiliates or subsidiaries, or any correspondent in respect of any matter arising in connection with any of the foregoing and (ii) to be bound by the Agreement and all obligations of the Applicant thereunder as if we were a party thereto. The Applicant is authorized to assign or transfer to you all or any part of any security held by the Applicant for our obligations arising in connection with this transaction and, upon any such assignment or transfer, you shall be vested with all powers and rights in respect of the security transferred or assigned to you and you may enforce your rights under the Agreement against us or our Property in accordance with the terms hereof.

(Account Party)

(Authorized Signature/Title)

(Phone)

(Fax)

(Date)

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Appendix A
To the Application and Agreement for Irrevocable Standby Letter of Credit
(To be completed by Account Party/Applicant/Correspondent Bank)
This Appendix will remain in effect until further notice in writing is received by the JPMorgan Chase Bank, N.A. from the Account Party/Applicant/Correspondent Bank. Changes to this Appendix require a new Appendix A to be executed and delivered to JPMorgan Chase Bank, N.A.
A)	In the event JPMorgan Chase Bank, N.A. issues or amends a Standby Letter of Credit (“Credit”), any one of the following individual(s) shall be authorized to sign on the behalf of:

(Print Name of Account Party/Applicant/Correspondent Bank)

(Printed Name)	(Title)	(Authorized Signature)	(Date)

(Printed Name)	(Title)	(Authorized Signature)	(Date)
B)
In regards to Standby Letters of Credit (“Credit”), JPMorgan Chase Bank, N.A. may accept and rely on instructions including without limitation, (a) waiving of discrepancies, (b) mailings/returning documents, (c) changing Credit terms and conditions prior to issuance, and amendments to Credits which do not extend, increase or change the tenor of the draft(s) transmitted by the following authorized representatives of:

(Print Name of Account Party/Applicant/Correspondent Bank)

(Printed Name)	(Title)	(Authorized Signature)	(Date)

(Printed Name)	(Title)	(Authorized Signature)	(Date)

(Printed Name)	(Title)	(Authorized Signature)	(Date)
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

C)	Signature Verification (To be completed by “Bank”):

The above individual(s) is/are authorized to execute and sign applications, amendments and instructions on behalf of the Account Party/Applicant/Correspondent Bank.

(Print Relationship Manager “RM” Name)	(“RM” Title)	(“RM” Authorized Signature)	(Date)
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

EXHIBIT I
FORM OF
MONEY MARKET ACCOUNT AGREEMENT
[See attachment hereto]
Exhibits to
Letter of Credit and Term Loan Agreement
(Five Year Series B)

BANK OF AMERICA, N.A.
MONEY MARKET ACCOUNT AGREEMENT

Account No. 386635	November 6, 2006
1.
The amount deposited in this Bank of America, N.A. (“Bank”), Money Market Account (the “Account”) by Bank of America, N.A., as Administrative Agent under the Letter of Credit and Term Loan Agreement (the “Credit Agreement”) dated as of November 6, 2006 (“Depositor”), on November 6, 2006 (“Initial Deposit Date”) is One Hundred Million Dollars ($100,000,000.00). The Bank will designate the Account on its official records as the “Bank of America NA as Agent ChicagoBridge&Iron CLN2-$100MM”.

2.
The Account shall bear interest during each Interest Period (as defined below) at an interest rate per annum equal to the LIBO Rate (as defined below) minus ten (10) basis points until the Account balance is reduced to zero ($0) (the “Closure Date”). The Bank will accrue interest on the closing balance of the Account daily on the basis of a 360-day year.

“Interest Period” means (a) the period commencing on the Initial Deposit Date and ending on January 8, 2007 (the “Initial Interest Period”), and (b) each three month period thereafter commencing on the last day of the immediately preceding Interest Period and ending on the date three months thereafter; provided that:

(i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

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(iii) notwithstanding clauses (i) and (ii) above, the final Interest Period shall be the period commencing on the last day of the immediately preceding Interest Period and ending on the Closure Date (the “Final Interest Period”).
“LIBO Rate” means (i) for any Interest Period other than the Initial Interest Period and the Final Interest Period:
(a) the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Bank from time to time) at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, or
(b) if such rate is not available at such time for any reason, the rate per annum determined by the Bank as the rate of interest at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Account balance, being made or continued and with a term equivalent to such Interest Period would be offered by the Bank’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and
(ii) for the Initial Interest Period and the Final Interest Period, the rate per annum determined by the Bank as provided in clause (a) or (b) above, as applicable, based upon the assumption at the date of determination that such Interest Period will end on the date three months after the start thereof (taking into account the conventions set forth in clauses (i) and (ii) in the definition of “Interest Period” above).
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina or the state where the Administrative Agent’s Office (as defined in the Credit Agreement) is located, are authorized to close under applicable law or are in fact closed and any such day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.
“Dollar”, “Dollars” and “$” mean lawful money of the United States of America.
3.	The Bank agrees to pay interest quarterly in arrears on the first Business Day following the end of each Interest Period to the bank account designated in writing by the Depositor.

4.	The Bank reserves the right to require the Depositor to give seven days’ advance written notice of any withdrawal or transfer from the Account.
Money Market Agreement to the 5 Year Series B
Letter of Credit and Term Loan Agreement

2

5.
The Depositor may make up to six withdrawals or transfers from the Account by telephone during each calendar month. During each calendar month the Depositor also may make transfers from the Account to another account of the Depositor at the Bank or withdrawals (i.e., payments directly to the Depositor) when such transfers or withdrawals are made by written request of the Depositor mailed or delivered by messenger or made in person to the Bank.

6.
For each permitted withdrawal or transfer from the Account, the Bank will pay to the Depositor the amount requested up to the amount of the balance of the Account. Any accrued interest on such amount from and including the immediately preceding quarterly interest payment date to but not including the relevant withdrawal or transfer date will be paid by the Bank to the Depositor on the next quarterly interest payment date or the Closure Date, as the case may be.

7.
The Bank represents that (a) this Account creates a debtor-creditor relationship between the Bank and the Depositor, (b) it treats the amount deposited in the Account as a deposit liability on its balance sheet, (c) the terms on which the Account is made available are substantially similar to terms made available to other institutional Bank customers for deposit accounts of the same type, and (d) it classifies the Account as a “savings account” under Regulation D of the Board of Governors of the Federal Reserve System.

(remainder of page intentionally left blank)
Money Market Agreement to the 5 Year Series B
Letter of Credit and Term Loan Agreement

3

8.	The Bank agrees not to close the Account until the Closure Date.

BANK OF AMERICA, N.A. “Bank”
By:
Name:
Title:

4

Accepted and Agreed:
BANK OF AMERICA, N.A., as Administrative Agent under the Letter of Credit and Term Loan Agreement dated as of November 6, 2006

“Depositor”
By:
Name:
Title:

EXHIBIT J
FORM OF
PARENT GUARANTY
[See attachment hereto]

PARENT GUARANTY
This PARENT GUARANTY is entered into as of November 6, 2006 by Chicago Bridge & Iron Company N.V., a public limited liability company (naamloze vennootschap) incorporated under the laws of the Netherlands (“Guarantor”), in favor of and for the benefit of BANK OF AMERICA, N.A., as agent for and representative of (in such capacity herein called “Guarantied Party”) the financial institutions (“Lenders”) party to the Credit Agreement referred to below, and in favor of and for the benefit of the other Beneficiaries (as hereinafter defined).
RECITALS
A. Guarantor, and Chicago Bridge & Iron Company (Delaware), a Delaware corporation, CBI Services, Inc., a Delaware corporation, CB&I Constructors, Inc., a Texas corporation, and CB&I Tyler Company, a Delaware corporation (each of the foregoing being a wholly-owned Subsidiary of Guarantor and hereinafter referred to individually as a “Co-Obligor” and collectively the “Co-Obligors”), Bank of America, N.A., and JPMorgan Chase Bank, N.A., as issuers of letters of credit (each an “L/C Issuer” and collectively, the “L/C Issuers”), the Lenders, and Guarantied Party, as Administrative Agent for Lenders are party to that certain Letter of Credit and Term Loan Agreement dated as of November 6, 2006 (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the “Credit Agreement”; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined).
B. Guarantied Party, L/C Issuers and Lenders are sometimes referred to herein as “Beneficiaries”.
C. Each Co-Obligor is a wholly-owned Subsidiary of Guarantor and thus the Guarantied Obligations (as hereinafter defined) will inure to the benefit of Guarantor (which benefits are hereby acknowledged).
D. It is a condition precedent to the funding of Credit-Linked Deposits and the making of the initial Credit Extensions under the Credit Agreement that the Obligations of the Co-Obligors (as hereinafter defined) be guarantied by Guarantor.
E. Guarantor is willing irrevocably and unconditionally to guaranty such Obligations.
1. Guaranty. (a) In order to induce Lenders, L/C Issuers and Guarantied Party to enter into the Credit Agreement, to fund Credit-Linked Deposits and to make Credits, Advances, Term Loans and other extensions of credit thereunder, Guarantor irrevocably and unconditionally guaranties, as primary obligor and not merely as surety, the due and punctual payment in full of all Guarantied Obligations (as hereinafter defined) when the same shall become due (after giving effect to applicable grace periods), whether at stated maturity, by acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute). The term “Guarantied Obligations” is used herein in its most comprehensive sense and includes any and all Obligations of the Co-Obligors, now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, and however arising under or in connection with the Credit Agreement, this Guaranty and the other Credit Documents, including those arising under successive borrowing transactions under the Credit Agreement which shall either continue the Obligations of the Co-Obligors or from time to time renew them after they have been satisfied. “Obligations” means all obligations of every nature of the Co-Obligors from time to time owed to Administrative Agent, L/C Issuers, Lenders or any of them under the Credit Documents, whether for principal, interest, reimbursement of amounts drawn under Credits, fees, expenses, indemnification or otherwise. The Guarantied Party may require that any payments due under this Guaranty shall be made in the United States.
Any interest on any portion of the Guarantied Obligations that accrues after the commencement of any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of the Co-Obligors (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceeding had not been commenced) shall be included in the Guarantied Obligations because it is the intention of Guarantor and Guarantied Party that the Guarantied Obligations should be determined without regard to any rule of law or order that may relieve the Co-Obligors of any portion of such Guarantied Obligations.
In the event that all or any portion of the Guarantied Obligations is paid by the Co-Obligors, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from Guarantied Party or any other Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Guarantied Obligations.
Subject to the other provisions of this Section 1, upon the failure of the Co-Obligors to pay any of the Guarantied Obligations when and as the same shall become due (and after expiration of any applicable grace period), Guarantor will upon demand pay, or cause to be paid, in cash, to Guarantied Party for the ratable benefit of Beneficiaries, an amount equal to the aggregate of the unpaid Guarantied Obligations. Nothing in this Guaranty shall or is intended to permit a demand hereunder prior to the date on which payment is due under the Credit Agreement and all applicable grace and cure periods have expired.
(b) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of Guarantor under this Guaranty and the other Credit Documents shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under any fraudulent conveyance or insolvency laws in the United States or The Netherlands (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of Guarantor (x) in respect of intercompany indebtedness to the Co-Obligors or other affiliates of Company or the Co-Obligors to the extent that such indebtedness would be discharged in an amount equal to the amount paid by Guarantor hereunder and (y) under any guaranty of subordinated indebtedness which guaranty contains a limitation as to maximum amount similar to that set forth in this Section 1(b), pursuant to which the liability of Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of Guarantor pursuant to applicable law or pursuant to the terms of any agreement.
(c) Guarantor under this Guaranty, and each guarantor under other guaranties, if any, relating to the Credit Agreement (the “Related Guaranties”) that contain a contribution provision similar to that set forth in this Section 1(c), together desire to allocate among themselves (collectively, the “Contributing Guarantors”), in a fair and equitable manner, their obligations arising under this Guaranty and the Related Guaranties. Accordingly, in the event any payment or distribution is made on any date by Guarantor under this Guaranty or a guarantor under a Related Guaranty, Guarantor or such other guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the maximum amount permitted by law so as to maximize the aggregate amount of the Guarantied Obligations paid to Beneficiaries.
2. Guaranty Absolute; Continuing Guaranty. The obligations of Guarantor hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees that: (a) this Guaranty is a guaranty of payment when due and not of collectibility; (b) Guarantied Party may enforce this Guaranty upon the occurrence and during the continuance of an Event of Default under the Credit Agreement notwithstanding the existence of any dispute between the Co-Obligors and any Beneficiary with respect to the existence of such event; (c) the obligations of Guarantor hereunder are independent of the obligations of the Co-Obligors under the Credit Documents and the obligations of any other guarantor of the obligations of the Co-Obligors and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against the Co-Obligors or any of such other guarantors and whether or not any Co-Obligor is joined in any such action or actions; and (d) Guarantor’s payment of a portion, but not all, of the Guarantied Obligations shall in no way limit, affect, modify or abridge Guarantor’s liability for any portion of the Guarantied Obligations that has not been paid. This Guaranty is a continuing guaranty and shall be binding upon Guarantor and its successors and assigns, and Guarantor irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.
3. Actions by Beneficiaries. Any Beneficiary may from time to time, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any limitation, impairment or discharge of Guarantor’s liability hereunder, (a) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (c) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations, (d) release, exchange, compromise, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person with respect to the Guarantied Obligations, (e) enforce and apply any security now or hereafter held by or for the benefit of any Beneficiary in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Guarantied Party or the other Beneficiaries, or any of them, may have against any such security, as Guarantied Party in its discretion may determine consistent with the Credit Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (f) exercise any other rights available to Guarantied Party or the other Beneficiaries, or any of them, under the Credit Documents.
4. No Discharge. This Guaranty and the obligations of Guarantor hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Guarantied Obligations), including without limitation the occurrence of any of the following, whether or not Guarantor shall have had notice or knowledge of any of them: (a) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations, (b) any waiver or modification of, or any consent to departure from, any of the terms or provisions of the Credit Agreement, any of the other Credit Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guarantied Obligations, (c) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (d) the application of payments received from any source to the payment of indebtedness other than the Guarantied Obligations, even though Guarantied Party or the other Beneficiaries, or any of them, might have elected to apply such payment to any part or all of the Guarantied Obligations, (e) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations, (f) any defenses, set-offs or counterclaims which any Co-Obligor may assert against Guarantied Party or any Beneficiary in respect of the Guarantied Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and (g) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Guarantor as an obligor in respect of the Guarantied Obligations.
5. Waivers. Guarantor waives, for the benefit of Beneficiaries: (a) any right to require Guarantied Party or the other Beneficiaries, as a condition of payment or performance by Guarantor, to (i) proceed against any or all Co-Obligors, any other guarantor of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security held from any Co-Obligor, any other guarantor of the Guarantied Obligations or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of any Co-Obligor or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of any Co-Obligor including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of any Co-Obligor from any cause other than payment in full of the Guarantied Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon Guarantied Party’s or any other Beneficiary’s errors or omissions in the administration of the Guarantied Obligations, except behavior that amounts to bad faith (nothing in this clause (d) shall or is intended to obligate Guarantor to indemnify Guarantied Party or any other Beneficiary for matters excluded from the indemnification obligations of Co-Obligors under the Credit Documents by reason of Guarantied Party’s or such other Beneficiary’s gross negligence or willful misconduct); (e) (i) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any Lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Credit Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to the Co-Obligors and notices of any of the matters referred to in Sections 3 and 4 and any right to consent to any thereof; (g) any acts of any Governmental Authority of or in any jurisdiction affecting any Co-Obligor, Guarantor or any other Person, including any restrictions on the conversion or exchange of currency or repatriation or control of funds, a declaration of banking moratorium or any suspension of payments by banks in any jurisdiction or the imposition by any jurisdiction or any Governmental Authority thereof or therein of any moratorium on, the required rescheduling or restructuring of, or required approval of payments on, any indebtedness in such jurisdiction, or any total or partial expropriation, confiscation, nationalization or requisition of any such Person’s property; any war (whether or not declared), insurrection, revolution, hostile act, civil strife or similar events occurring in any jurisdiction; or any economic, political, regulatory or other events in any jurisdiction; and (h) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.
6. Guarantor’s Rights of Subrogation, Contribution, Etc.; Subordination of Other Obligations. Until the Guarantied Obligations shall have been paid in full and all Credits shall have expired or been cancelled or shall have been fully Cash Collateralized in accordance with the Credit Agreement, Guarantor shall withhold exercise of (a) any claim, right or remedy, direct or indirect, that Guarantor now has or may hereafter have against any Co-Obligor or any of its assets in connection with this Guaranty or the performance by Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (i) any right of subrogation, reimbursement or indemnification that Guarantor now has or may hereafter have against any Co-Obligor, (ii) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against any Co-Obligor, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary and (b) any right of contribution Guarantor now has or may hereafter have against any other guarantor of any of the Guarantied Obligations. Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Guarantor may have against any Co-Obligor or against any collateral or security, and any rights of contribution Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights Guarantied Party or the other Beneficiaries may have against each Co-Obligor, to all right, title and interest Guarantied Party or the other Beneficiaries may have in any such collateral or security, and to any right Guarantied Party or the other Beneficiaries may have against such other guarantor.
Any indebtedness of any Co-Obligor now or hereafter held by Guarantor is subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of any Co-Obligor to Guarantor collected or received by Guarantor after an Event of Default has occurred and is continuing, and any amount paid to Guarantor on account of any subrogation, reimbursement, indemnification or contribution rights referred to in the preceding paragraph when all Guarantied Obligations have not been paid in full, shall be held in trust for Guarantied Party on behalf of Beneficiaries and shall forthwith be paid over to Guarantied Party for the benefit of Beneficiaries to be credited and applied against the Guarantied Obligations.
7. Expenses. Guarantor agrees to pay, or cause to be paid, on demand, and to save Guarantied Party and the other Beneficiaries harmless against liability for, (i) any and all costs and expenses (including fees, costs of settlement and disbursements of counsel and allocated costs of internal counsel) incurred or expended by Guarantied Party or any other Beneficiary in connection with the enforcement of or preservation of any rights under this Guaranty and (ii) any and all costs and expenses (including those arising from rights of indemnification) required to be paid by Guarantor under the provisions of any other Credit Document.
8. Financial Condition of the Co-Obligors. No Beneficiary shall have any obligation, and Guarantor waives any duty on the part of any Beneficiary, to disclose or discuss with Guarantor its assessment, or Guarantor’s assessment, of the financial condition of the Co-Obligors or any matter or fact relating to the business, operations or condition of the Co-Obligors. Guarantor has adequate means to obtain information from the Co-Obligors on a continuing basis concerning the financial condition of any Co-Obligor and its ability to perform its obligations under the Credit Documents, and Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Co-Obligors and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations.
9. [Intentionally Omitted]
10. [Intentionally Omitted]
11. Set Off. In addition to any other rights any Beneficiary may have under law or in equity, if any amount shall at any time be due and owing by Guarantor to any Beneficiary under this Guaranty, such Beneficiary is authorized at any time or from time to time, without notice (any such notice being expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including but not limited to indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness of such Beneficiary owing to Guarantor and any other property of Guarantor held by a Beneficiary to or for the credit or the account of Guarantor against and on account of the Guarantied Obligations and liabilities of Guarantor to any Beneficiary under this Guaranty.
12. Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall in any event be effective without the written concurrence of Guarantied Party and, in the case of any such amendment or modification, Guarantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.
13. Miscellaneous. It is not necessary for Beneficiaries to inquire into the capacity or powers of Guarantor or any Co-Obligor or the officers, directors or any agents acting or purporting to act on behalf of any of them.
The rights, powers and remedies given to Beneficiaries by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Beneficiaries by virtue of any statute or rule of law or in any of the Credit Documents or any agreement between Guarantor and one or more Beneficiaries or between the Co-Obligors and one or more Beneficiaries. Any forbearance or failure to exercise, and any delay by any Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.
In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF GUARANTOR, GUARANTIED PARTY AND THE OTHER BENEFICIARIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
This Guaranty shall inure to the benefit of Beneficiaries and their respective successors and assigns.
ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY

AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY. Guarantor agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Guarantor at its address set forth below its signature hereto, such service being acknowledged by Guarantor to be sufficient for personal jurisdiction in any action against Guarantor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Guarantied Party or any Beneficiary to bring proceedings against Guarantor in the courts of any other jurisdiction.
GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, GUARANTIED PARTY EACH AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, GUARANTIED PARTY EACH (I) ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR GUARANTOR AND GUARANTIED PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT GUARANTOR AND GUARANTIED PARTY HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS GUARANTY OR ACCEPTING THE BENEFITS THEREOF, AS THE CASE MAY BE, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS, AND (II) FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF THIS GUARANTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.
14. Counterparts. This Guaranty may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Guaranty or any document or instrument delivered in connection herewith by facsimile shall be effective as delivery of a manually executed counterpart of this Guaranty or such other document or instrument, as applicable.

15. Guarantied Party as Agent.
(a) Guarantied Party has been appointed to act as Guarantied Party hereunder by Lenders. Guarantied Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Guaranty and the Credit Agreement; provided that Guarantied Party shall exercise, or refrain from exercising, any remedies under or with respect to this Guaranty in accordance with the instructions of Required Lenders.
(b) Guarantied Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. In the event the Lenders are performing the duties of the Administrative Agent in accordance with Section 9.09 of the Credit Agreement, the Lenders collectively shall be the “Guarantied Party” hereunder until such time as a replacement Administrative Agent is appointed pursuant to Section 9.09 of the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to Section 9.09 of the Credit Agreement shall also constitute notice of resignation as Guarantied Party under this Guaranty; and appointment of a successor Administrative Agent pursuant to Section 9.09 of the Credit Agreement shall also constitute appointment of a successor Guarantied Party under this Guaranty. Upon the acceptance of any appointment as Administrative Agent under Section 9.09 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Guarantied Party under this Guaranty, and the retiring Guarantied Party under this Guaranty shall promptly (i) transfer to such successor Guarantied Party all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Guarantied Party under this Guaranty, and (ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Guarantied Party of the rights created hereunder, whereupon such retiring Guarantied Party shall be discharged from its duties and obligations under this Guaranty. After any retiring Guarantied Party’s resignation hereunder as Guarantied Party, the provisions of this Guaranty shall inure to its benefits as to any actions taken or omitted to be taken by it under this Guaranty while it was Guarantied Party hereunder.
17. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Guarantied Party could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of Guarantor in respect of any such sum due from it to the Guarantied Party hereunder shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Guaranty (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Guarantied Party of any sum adjudged to be so due in the Judgment Currency, the Guarantied Party may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Guarantied Party from Guarantor, Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Guarantied Party or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Guarantied Party in such currency, by its acceptance hereof the Guarantied Party agrees to return the amount of any excess to Guarantor (or to any other Person who may be entitled thereto under applicable law).
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, Guarantor and, solely for purposes of the waiver of the right to jury trial contained in Section 13, Guarantied Party have caused this Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

CHICAGO BRIDGE & IRON COMPANY N.V., as Guarantor
By:
Name:
Title:

Address:

BANK OF AMERICA, N.A., as Guarantied Party
By:
Name:
Title:

Address:

EXHIBIT K
FORM OF
ALLOCATION AGREEMENT

FORM OF LOC ALLOCATION AGREEMENT
THIS LOC ALLOCATION AGREEMENT (this “Agreement”), dated as of f ______], 2006, is made by and among Chicago Bridge & Iron Company N.V. (the “Company”), on behalf of itself and as Co-Obligors’ Agent, and Chicago Bridge & Iron Company (Delaware), CBI Services, Inc., CB&I Constructors, Inc. and CB&I Tyler Company (each of the foregoing being a Wholly-Owned Subsidiary of the Company and hereinafter referred to individually as a “Co-Obligor” and collectively the “Co-Obligors”), Bank of America, N.A., and JPMorgan Chase Bank, N.A., in their capacities as issuers of letters of credit referred to below (each an “L/C Issuer” and collectively, the “L/C Issuers”), and Bank of America, N.A., in its capacity as administrative agent under the Facility 1 Agreement referred to below (in such capacity, the “Facility 1 Agent”), Bank of America, N.A., in its capacity as administrative agent under the Facility 2 Agreement referred to below (in such capacity, the “Facility 2 Agent”) and Bank of America, N.A., in its capacity as administrative agent under the Facility 3 Agreement referred to below (in such capacity, the “Facility 3 Agent”).
Pursuant to the $50 Million Letter of Credit and Term Loan Agreement dated as of November 6, 2006 (the “Facility 1 Agreement”) entered into by and among the Company, the Co-Obligors, the Facility 1 Agent, the L/C Issuers party thereto, and the participating lending institutions from time to time party thereto (the “Facility 1 Participating Institutions”), certain letters of credit may be issued by or outstanding from an L/C Issuer for the account of each of the Co-Obligors or certain other subsidiaries or affiliates of any Co-Obligor. Pursuant to the $100 Million Letter of Credit and Term Loan Agreement dated as of November 6, 2006 (the “Facility 2 Agreement”) entered into by and among the Company, the Co-Obligors, the Facility 2 Agent, the L/C Issuers party thereto, and the participating lending institutions from time to time party thereto (the “Facility 2 Participating Institutions”), certain letters of credit may be issued by or outstanding from an L/C Issuer for the account of each of the Co-Obligors or certain other subsidiaries or affiliates of any Co-Obligor. Pursuant to the $125 Million Letter of Credit and Term Loan Agreement dated as of November 6, 2006 (the “Facility 3 Agreement”) entered into by and among the Company, the Co-Obligors, the Facility 3 Agent, the L/C Issuers party thereto, and the participating lending institutions from time to time party thereto (the “Facility 3 Participating Institutions”), certain letters of credit may be issued by or outstanding from an L/C Issuer for the account of each of the Co-Obligors or certain other subsidiaries or affiliates of any Co-Obligor
The parties hereto are entering into this Agreement to provide, among other things, for (i) the reallocation of certain outstanding letters of credit issued by an L/C Issuer under an LOC Agreement to another LOC Agreement or to both other LOC Agreements, (ii) the allocation of certain future letters of credit to be issued by or outstanding from an L/C Issuer under an LOC Agreement to be issued and outstanding under another LOC Agreement or both other LOC Agreements, and (iii) the allocation of any payments that may be received in respect of any letters of credit to be issued by or outstanding from an L/C Issuer which are outstanding under any two or all three LOC Agreements, upon the terms and subject to the conditions set forth in this Agreement.

Accordingly, the parties hereto agree as follows:
SECTION 1 Definitions; Interpretation.
(a) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:
“Agents” means the Facility 1 Agent, the Facility 2 Agent and the Facility 3 Agent.
“Agreement” means this LOC Allocation Agreement.
“Allocated LOC” means any LOC that has become subject to an Allocation hereunder; provided, however, that if (after giving effect to any Reallocation Notice) the Pro Rata Share of any LOC under an LOC Agreement shall be 100%, such LOC shall not be considered to be an Allocated LOC for purposes hereof.
“Allocation” means the allocation or reallocation of any LOC contemplated by a Notice submitted hereunder.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close, or are in fact closed in the state where the Administrative Agent’s Office (as defined in each LOC Agreement) is located.
“Company” has the meaning specified in the introductory paragraph hereto.
“Co-Obligors” has the meaning specified in the introductory paragraph hereto.
“Co-Obligors’ Agent” has the meaning specified in the introductory paragraph hereto.
“Directing Institutions” means at any time Participating Institutions comprising the “Required Lenders” under any LOC Agreement, and, as applicable, the “Required Lenders” under another LOC Agreement and/or the “Required Lenders” both other LOC Agreements.
“Dollar” and “S” means lawful money of the United States.
“Escalating LOC” means a Credit which provides for a stated amount that increases from time to time in accordance with its terms.
“Existing LOCs” means letters of credit issued by an L/C Issuer and outstanding under any LOC Agreement as of the date hereof.
“Facility 1 Agent” has the meaning specified in the introductory paragraph hereto.
“Facility 1 Agreement” has the meaning specified in the recitals hereof.

“Facility 1 Funded Obligations” means the fundings by the Facility 1 Participating Institutions of any drawings under any LOC.
“Facility 1 Participating Institutions” has the meaning specified in the recitals hereof.
“Facility 2 Agent” has the meaning specified in the introductory paragraph hereto.
“Faciliti 2 Agreement” has the meaning specified in the recitals hereof.
“Facility 2 Funded Obligations” means the fundings by the Facility 2 Participating Institutions of any drawings under any LOC.
“Facility 2 Participating Institutions” has the meaning specified in the recitals hereof.
“Facility 3 Agent” has the meaning specified in the introductory paragraph hereto.
“Facility 3 Agreement” has the meaning specified in the recitals hereof.
“Facility 3 Funded Obligations” means the fundings by the Facility 3 Participating Institutions of any drawings under any LOC.
“Facility 3 Participating Institutions” has the meaning specified in the recitals hereof.
“Facility Participating Institutions” means the Facility 1 Participating Institutions, the Facility 2 Participating Institutions, and the Facility 3 Participating Institutions.
“Funded Obligations” means the Facility 1 Funded Obligations, the Facility 2 Funded Obligations and the Facility 3 Funded Obligations.
“Initial Allocation Notice” means a notice in substantially the form of Exhibit A.
“Issuance Allocation Notice” means a notice in substantially the form of Exhibit B.
“LOC Agreements” means the Facility 1 Agreement, the Facility 2 Agreement and the Facility 3 Agreement.
“L/C Issuers” has the meaning specified in the recitals hereof.
“LOCs” means the Existing LOCs and the New LOCs.
“LOC Payment” means any payment or distribution by or on behalf of any Co- Obligors or any other Person, directly or indirectly, whether in cash, property or securities, or by setoff, exchange or in any other manner, for or on account of any Allocated LOC.

“New LOCs” means any additional letters of credit issued by an L/C Issuer to be outstanding under any LOC Agreement.
“Notice” means an Initial Allocation Notice, an Issuance Allocation Notice or a Reallocation Notice.
“Participating Institutions” means the Facility 1 Participating Institutions, the Facility 2 Participating Institutions and the Facility 3 Participating Institutions.
“Person” means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
“Pro Rata Share” for any LOC outstanding under an LOC Agreement means the percentage specified for such LOC Agreement in the Notice with respect to such LOC; provided, that, the aggregate amount of the Pro Rata Shares in respect of any LOC allocated between or among the LOC Agreements shall be 100%.
“Reallocation Notice” means a notice in substantially the form of Exhibit C. “Responsible Officer” has the meaning specified in the LOC Agreements.
(b) Interpretation. In this Agreement, except to the extent the context otherwise requires:
(i) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.
(ii) a. The words “herein,” “hereto,” “hereof,” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision thereof.
b. Article, Section, Exhibit and Schedule references are to this Agreement in which such references appear.
c. The term “including” is by way of example and not limitation. d. The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.
(iii) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”
(iv) Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Agreement.

SECTION 2 Allocation of LOCs.
(a) Initial Allocation of Outstanding LOCs. The Co-Obligors’ Agent or any Co- Obligor may request from time to time that any LOCs which are outstanding solely under any LOC Agreement become LOCs to be outstanding (i) solely another LOC Agreement, (ii) solely under the other two LOC Agreements, or (iii) under all three of the LOC Agreements, by submitting an Initial Allocation Notice to the applicable Agents and the applicable L/C Issuer.
(b) Initial Allocation Upon Issuance of LOCs. The Co-Obligors’ Agent or any Co-Obligor may request from time to time that any LOCs which are to be issued by an L/C Issuer under an LOC Agreement constitute LOCs to be outstanding under such LOC Agreement and another LOC Agreement, or under such LOC Agreement and both other LOC Agreements, by submitting an Issuance Allocation Notice to the Agents and the L/C Issuer.
(c) Reallocation of Outstanding LOCs. The Co-Obligors’ Agent or any Co- Obligor may request from time to time that the Pro Rata Shares of any L/Cs which are already outstanding under any of the LOC Agreements be reallocated either under any other or both of the other LOC Agreements, in each case, by submitting a Reallocation Notice to the Agents and the applicable L/C Issuer.
(d) Allocation of Escalating LOCs. Any Allocation hereunder with respect to any Escalating LOC shall be effective equally as to the stated amount thereof as of the date of the Allocation and the stated amount thereof after giving effect to all increases.
SECTION 3 Submission and Effectiveness of Notices.
(a) Submission of Notices. If the Co-Obligors’ Agent or any Co-Obligor shall desire that any proposed or outstanding LOC be subject to an Allocation, the Co-Obligors’ Agent or any Co-Obligor shall so indicate to the applicable Agents and the applicable L/C Issuer at the time that the Co-Obligors’ Agent or any Co-Obligor shall submit the applicable notices otherwise required under the LOC Agreements and furnish to the applicable Agent and the applicable L/C Issuer the Notice contemplated hereby (appropriately completed). Such Notice must be received by the applicable Agents not later than 11:00 a.m., Eastern time, at least two Business Days (or such later date and time as such Agents and the applicable L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed Allocation. No Notice may be submitted at any time that any unreimbursed drawing exists under any LOC or if the issuance or amendment of the LOC which is the subject of the Notice would not then be permitted pursuant to the terms of the LOC Agreements. No more than six Notices may be submitted in any calendar month, and no more than 20 Notices may be submitted in any calendar year. All Notices submitted hereunder by the Co-Obligors’ Agent or any Co-Obligor shall be signed by a Responsible Officer.
(b) Effectiveness of Notices. Subject to the next sentence, each Agent shall confirm to the applicable L/C Issuer and the applicable Agent, not later than 11:00 a.m., Eastern time, two Business Days after receipt of any Notice whether or not such Agent consents to the Allocation requested in such Notice. Notwithstanding the foregoing, no Agent consent shall be required under an LOC Agreement if Allocation of the LOC which is the subject of the Notice constitutes a reduction of such LOC under such LOC Agreement; and an Agent shall not withhold or delay its consent to an Allocation unless, as of the effective date of the Allocation, the issuance or amendment of the LOC which is the subject of the Notice would not then be permitted pursuant to the terms of the LOC Agreement to which such Agent is a party. Any failure by an Agent to respond to a Notice within the time period specified in the preceding sentence shall be deemed to be a refusal to permit such Allocation. If and only if the applicable Agents have confirmed their agreement to the Allocation (if such confirmation from an Agent is required under this clause (b)), the Allocation contemplated by such Notice shall thereupon be deemed to be effective as of the date specified in the Notice (which date shall not be earlier than the third Business Day after the date of such Notice), and such LOC shall be allocated under the Agreements as of such effective date in accordance with the Pro Rata Shares for the Agreements with respect to such LOC.
SECTION 4 Participations; Application of Payments; Sharing.
(a) Participations. After and giving effect to any Allocation hereunder, the participating interests of the Participating Institutions under an LOC Agreement in any Allocated LOC which is the subject of such Allocation shall be determined based upon the Pro Rata Share of the applicable Allocated LOC outstanding under such LOC Agreement. The parties hereto acknowledge and agree that the Participating Institutions under an LOC Agreement shall not have any funding obligations with respect to any drawing under an Allocated LOC, except to the extent of their respective participating interests in the Pro Rata Share of the applicable Allocated LOC outstanding under such LOC Agreement.
(b) LOC Payments; Fronting Fee and Other Payments. Each payment by or on behalf of any Co-Obligor or any other Person (other than by or on behalf of the Facility Participating Institutions, including but not limited to payments from the credit-linked deposit account established under any LOC Agreement) on account of any Allocated LOC (that is not allocated entirely to any one LOC Agreement, shall be made to the applicable Agents in accordance with the respective Pro Rata Shares under the applicable LOC Agreements for such Allocated LOC. Without limiting the generality of the foregoing, (i) reimbursement by or on behalf of any Co-Obligor or any other Person (other than by or on behalf of the Facility Participating Institutions, including but not limited to payments from the credit-linked deposit account established under any LOC Agreement) of such L/C Issuer under an LOC Agreement with respect to any Allocated LOC shall be limited to the Pro Rata Share for such Agreement of any and all drawings under such Allocated LOC, and (ii) any fees payable to the Participating Institutions under the respective LOC Agreements in respect of the Allocated LOCs shall be determined by reference to the Pro Rata Shares of the Participating Institutions therein. Any fronting fee or other payment payable to an L/C Issuer under an LOC Agreement shall be determined based upon the Pro Rata Share of the applicable Allocated LOC outstanding under such LOC Agreement.
(c) Sharing. (i) If, despite the provisions of subsection (b), an L/C Issuer (as L/C Issuer under the Facility 1 Agreement) or any Facility 1 Participating Institution shall receive any LOC Payment in respect of an Allocated LOC in excess of its portion of such LOC Payment to which it is then entitled in accordance with this Agreement (taking into account the Pro Rata Share for the Facility 1 Agreement with respect such Allocated LOC) other than by reason of the failure to fund by or on behalf of one or more of any of the Facility 2 Participating Institutions or the Facility 3 Participating Institutions, such L/C Issuer (as L/C Issuer under the Facility 1 Agreement) or such Facility 1 Participating Institution, as the case may be, shall immediately notify the Facility 2 Agent, or the Facility 2 Agent and the Facility 3 Agent, as applicable, and hold such excess portion of such LOC Payment in trust for the benefit of the parties entitled thereto and promptly pay over or deliver such excess portion of such LOC Payment to such Agent. Additionally, each L/C Issuer (as L/C Issuer under the Facility I Agreement) or such Facility 1 Participating Institution, as the case may be, shall purchase such participation as shall be required by it or them to permit the sharing of such excess LOC Payment in accordance with the requirements of this Agreement. If all or any portion of such excess LOC Payment is thereafter recovered by or on behalf of any Co-Obligor or any other Person from such L/C Issuer (as L/C Issuer under the Facility 1 Agreement) or such Facility 1 Participating Institution, as the case may be, each other party which shares in the benefit thereof shall return to such L/C Issuer (as L/C Issuer under the Facility 1 Agreement) or such Facility 1 Participating Institution, as the case may be, its portion of the payment so recovered.
(ii) If, despite the provisions of subsection (b), an L/C Issuer (as L/C Issuer under the Facility 2 Agreement) or any Facility 2 Participating Institution shall receive any LOC Payment in respect of an Allocated LOC in excess of its portion of such LOC Payment to which it is then entitled in accordance with this Agreement (taking into account the Pro Rata Share for the Facility 2 Agreement with respect such Allocated LOC) other than by reason of the failure to fund by or on behalf of any of the Facility 1 Participating Institutions or the Facility 3 Participating Institutions, such L/C Issuer (as L/C Issuer under the Facility 2 Agreement) or such Facility 2 Participating Institution, as the case may be, shall immediately notify the Facility 1 Agent, or the Facility 1 Agent and the Facility 3 Agent, as applicable, and hold such excess portion of such LOC Payment in trust for the benefit of the parties entitled thereto and promptly pay over or deliver such excess portion of such LOC Payment to the Facility 1 Agent. Additionally, each L/C Issuer (as L/C Issuer under the Facility 2 Agreement) or such Facility 2 Participating Institution, as the case may be, shall purchase such participation as shall be required by it or them to permit the sharing of such excess LOC Payment in accordance with the requirements of this Agreement. If all or any portion of such excess LOC Payment is thereafter recovered by or on behalf of any Co-Obligor or any other Person from such L/C Issuer (as L/C Issuer under the Facility 2 Agreement) or such Facility 2 Participating Institution, as the case may be, each other party which shares in the benefit thereof shall return to the L/C Issuer (as L/C Issuer under the Facility 2 Agreement) or such Facility 2 Participating Institution, as the case may be, its portion of the payment so recovered.
(iii) If, despite the provisions of subsection (b), an L/C Issuer (as L/C Issuer under the Facility 3 Agreement) or any Facility 3 Participating Institution shall receive any LOC Payment in respect of an Allocated LOC in excess of its portion of such LOC Payment to which it is then entitled in accordance with this Agreement (taking into account the Pro Rata Share for the Facility 3 Agreement with respect such Allocated LOC) other than by reason of the failure to fund by or on behalf any of the Facility 1 Participating Institutions or the Facility 2 Participating Institutions, such L/C Issuer (as L/C Issuer under the Facility 3 Agreement) or such Facility 3 Participating Institution, as the case may be, shall immediately notify the Facility 1 Agent, or the Facility 1 Agent and the Facility 3 Agent, as applicable, and hold such excess portion of such LOC Payment in trust for the benefit of the parties entitled thereto and promptly pay over or deliver such excess portion of such LOC Payment to the Facility 1 Agent. Additionally, each L/C Issuer (as L/C Issuer under the Facility 3 Agreement) or such Facility 3 Participating Institution, as the case may be, shall purchase such participation as shall be required by it or them to permit the sharing of such excess LOC Payment in accordance with the requirements of this Agreement. If all or any portion of such excess LOC Payment is thereafter recovered by or on behalf of any Co-Obligor or any other Person from such L/C Issuer (as L/C Issuer under the Facility 3 Agreement) or such Facility 3 Participating Institution, as the case may be, each other party which shares in the benefit thereof shall return to the L/C Issuer (as L/C Issuer under the Facility 3 Agreement) or such Facility 3 Participating Institution, as the case may be, its portion of the payment so recovered.
SECTION 5 Further Assurances and Additional Acts. Each of the parties shall execute, acknowledge, deliver, file, notarize and register at its own expense all such further agreements, instruments, certificates, documents and assurances, and perform such acts as any other party shall deem reasonably necessary or appropriate to effectuate the purposes of this Agreement.
SECTION 6 Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure therefrom by any party shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
SECTION 7 Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile transmission) and shall be mailed, sent or delivered at or to the address or facsimile number of the respective party or parties set forth on the signature pages hereof, or at or to such other address or facsimile number as such party or parties shall have designated in a written notice to the other party or parties. All such notices and communications shall be effective when received.
SECTION 8 No Waiver; Cumulative Remedies. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to any party hereto.
SECTION 9 Benefits of Agreement. This Agreement is entered into for the sole protection and benefit of the parties hereto and their successors and assigns, and, except for the Participating Institutions, no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.
SECTION 10 Effectiveness. This Agreement shall become effective on the date on which (i) each of the parties hereto shall have signed a copy hereof, (ii) the Facility 1 Agreement shall have been signed by the parties thereto and become effective in accordance with its terms, (iii) the Facility 2 Agreement shall have been signed by the parties thereto and become effective in accordance with its terms and (iv) the Facility 3 Agreement shall have been signed by the parties thereto and become effective in accordance with its terms. This Agreement shall thereupon be binding upon, inure to the benefit of and be enforceable by each of the parties hereto and by the Participating Institutions (which shall be third-party beneficiaries hereof).

SECTION 11 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 12 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto and the Participating Institutions with respect to the matters set forth herein and supersedes any prior agreements, commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto.
SECTION 13 Conflicts. In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and an LOC Agreement, on the other hand, the terms of this Agreement shall control.
SECTION 14 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.
SECTION 15 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
SECTION 16 Termination of Agreement.
(a) The right of any Co-Obligor or the Co-Obligors’ Agent to effect any additional allocations of any LOCs under an LOC Agreement hereunder shall terminate upon the earlier of: (i) the date upon which the obligations each L/C Issuer to issue LOCs under such LOC Agreement have terminated; and (ii) the Business Day after the date upon which the Agent under such LOC Agreement shall have notified the other parties hereto that any L/C Issuer or any of the Participating Institutions under the other LOC Agreement has failed to perform its obligations hereunder when due and such failure has continued for five Business Days.
(b) This Agreement shall terminate as to an LOC Agreement ten Business Days after receipt of a notice of termination from the Co-Obligors’ Agent or any Co-Obligor sent to the other parties hereto, provided that, on or prior to the date of termination thereof all outstanding amounts under any Allocated LOCs involving such LOC Agreement have been paid and performed in full and such LOCs have been surrendered (or such LOCs have been reallocated in full to another LOC Agreement or the other LOC Agreements, as applicable); and
provided, further, that the obligations under Section 4 shall not terminate until all applicable amounts, if any, are paid over as provided therein.

SECTION 17 Confirmation. Each Agent confirms that each of the Participating Institutions party to its respective LOC Agreement has agreed thereunder to be bound by the terms of this Agreement as if each were a party hereto. Each Agent hereby agrees that it will not agree to any amendment of its respective LOC Agreement which would have the effect of reducing the obligations of the Participating Institutions party to such LOC Agreement hereunder without the consent of the other Agent.
[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

AGENTS: BANK OF AMERICA, N.A., as Facility 1 Agent
By
Name:
Title:

Address:

Bank of America, N.A.
Agency Management
Mail Code: WA1 -501-32-37
Fifth Avenue Plaza Floor 32
800 5th Avenue
Seattle, WA 98104-3176
Attention: Dora A. Brown, Vice President
Facsimile: (206) 358-0971

Copies to:

Bank of America, N.A.
1000 W. Temple St.
Mail Code: CA9-705-07-05
Los Angeles, CA 90012-2405
Attention: Sandra Leon, Vice President
Facsimile: (213) 580-8440

Bank of America, N.A.
333 S. Hope Street — 24th Floor
Mail Code: CA9-193-24-05
Los Angeles, CA 90071
Attention: Robert W. Troutman,
Managing Director
Facsimile: (213) 621-8793

BANK OF AMERICA, N.A., as Facility 2 Agent
By
Name:
Title:

Address:

Bank of America, N.A.
Agency Management
Mail Code: WA1-501-32-37
Fifth Avenue Plaza Floor 32
800 5th Avenue
Seattle, WA 98104-3176
Attention: Dora A. Brown, Vice President
Facsimile: (206) 358-0971

Copies to:

Bank of America, N.A.
1000 W. Temple St.
Mail Code: CA9-705-07-05
Los Angeles, CA 90012-2405
Attention: Sandra Leon, Vice President
Facsimile: (213) 580-8440

Bank of America, N.A.
333 S. Hope Street — 24th Floor
Mail Code: CA9-193-24-05
Los Angeles, CA 90071
Attention: Robert W. Troutman,
Managing Director
Facsimile: (213) 621-8793

BANK OF AMERICA, N.A., as Facility 3 Agent
By
Name:
Title:

Address:

Bank of America, N.A.
Agency Management
Mail Code: WA1-501-32-37
Fifth Avenue Plaza Floor 32
800 5th Avenue
Seattle, WA 98104-3176
Attention: Dora A. Brown, Vice President
Facsimile: (206) 358-0971

Copies to:

Bank of America, N.A.
1000 W. Temple St.
Mail Code: CA9-705-07-05
Los Angeles, CA 90012-2405
Attention: Sandra Leon, Vice President
Facsimile: (213) 580-8440

Bank of America, N.A.
333 S. Hope Street — 24th Floor
Mail Code: CA9-193-24-05
Los Angeles, CA 90071
Attention: Robert W. Troutman,
Managing Director
Facsimile: (213) 621-8793

L/C ISSUERS: BANK OF AMERICA, N.A., as L/C Issuer
By
Name:
Title:

Address:

Bank of America, N.A.
1000 W. Temple St.
Mail Code: CA9-705-07-05
Los Angeles, CA 90012-2405
Attention: Sandra Leon, Vice President
Facsimile: (213) 580-8440

Copies to:

Bank of America, N.A.
Agency Management
Mail Code: WAI-501-32-37
Fifth Avenue Plaza Floor 32
800 5th Avenue
Seattle, WA 98104-3176
Attention: Dora A. Brown, Vice President
Facsimile: (206) 358-0971

Bank of America, N.A.
333 S. Hope Street — 24th Floor
Mail Code: CA9-193-24-05
Los Angeles, CA 90071
Attention: Robert W. Troutman, Managing Director
Facsimile: (213) 621-8793

JPMORGAN CHASE BANK, N.A., as L/C Issuer
By:
Name:
Title:

Address:

JPMorgan Chase Bank, N.A.
Treasury & Securities Services — Trade Service Standby Unit
420 West Van Buren, Floor 2
Chicago, IL 60606-6613
Attention: Ablo Jalloh
Facsimile: (312) 954-0203

Copies to:

JPMorgan Chase Bank, N.A.
Treasury & Securities Services — Trade Service Standby Unit
420 West Van Buren, Floor 2
Chicago, IL 60606-6613
Attention: William Lindow
Facsimile: (312) 954-2458

CO-OBLIGORS’ AGENT: CHICAGO BRIDGE & IRON COMPANY N.V., as Co-Obligors’ Agent
By:	Chicago Bridge & Iron Company B.V., as its Managing Director

By:
Name:
Title:

c/o Chicago Bridge & Iron Company (Delaware)
One CB&I Plaza
2103 Research Forest Drive
The Woodlands, TX 77380
Attention: Ronald Ballschmiede, Managing Director & Chief Financial Officer
Telephone No.: (832) 513-1000
Facsimile No.: (832) 513-1092

CO-OBLIGORS: CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
By:
Name:
Title:

c/o Chicago Bridge & Iron Company (Delaware)
One CB&I Plaza
2103 Research Forest Drive
The Woodlands, TX 77380
Attention: Ronald Ballschmiede, Managing Director & Chief Financial Officer
Telephone No.: (832) 513-1000
Facsimile No.: (832) 513-1092

CBI SERVICES, INC.
By:
Name:
Title:

do Chicago Bridge & Iron Company (Delaware)
One CB&I Plaza
2103 Research Forest Drive
The Woodlands, TX 77380
Attention: Ronald Ballschmiede, Managing Director & Chief Financial Officer
Telephone No.: (832) 513-1000
Facsimile No.: (832) 513-1092

CB&I CONSTRUCTORS, INC.
By:
Name:
Title:

do Chicago Bridge & Iron Company (Delaware)
One CB&I Plaza
2103 Research Forest Drive
The Woodlands, TX 77380
Attention: Ronald Ballschmiede, Managing Director & Chief Financial Officer
Telephone No.: (832) 513-1000
Facsimile No.: (832) 513-1092

CB&I TYLER COMPANY
By:
Name:
Title:

c/o Chicago Bridge & Iron Company (Delaware)
One CB&I Plaza
2103 Research Forest Drive
The Woodlands, TX 77380
Attention: Ronald Ballschmiede, Managing Director & Chief Financial Officer
Telephone No.: (832) 513-1000
Facsimile No.: (832) 513-1092

EXHIBIT A
to LOC Allocation Agreement
Form of Initial Allocation Notice
Date:
To: [                                        ], as L/C Issuer
[Bank of America, N.A., as Facility 1 Agent]
[Bank of America, N.A., as Facility 2 Agent]
[Bank of America, N.A., as Facility 3 Agent]
Ladies and Gentlemen:
Reference is made to that certain LOC Allocation Agreement, dated as of I, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), by and among Chicago Bridge & Iron Company N.V., (the “Company”), as Co-Obligors’ Agent, and Chicago Bridge & Iron Company (Delaware), CBI Services, Inc., CB&I Constructors, Inc. and CB&I Tyler Company (each of the foregoing being a Wholly-Owned Subsidiary of the Company and hereinafter referred to individually as a “Co- Obligor” and collectively the “Co-Obligors”), Bank of America, N.A., and JPMorgan Chase Bank, N.A., in their capacities as issuers of letters of credit referred to below (each an “L/C Issuer” and collectively, the “L/C Issuers”) and Bank of America, N.A. in its capacity as administrative agent under the Facility 1 Agreement referred to below (in such capacity, the “Facility 1 Agent”), Bank of America, N.A. in its capacity as administrative agent under the Facility 2 Agreement referred to below (in such capacity, the “Facility 2 Agent” and Bank of America, N.A., in its capacity as administrative agent under Facility 3 Agreement referred to below (in such capacity, the “Facility 3 Agent”).
The undersigned hereby requests the initial allocation of LOCs which are outstanding solely under the Facility [ ] Agreement to be outstanding under the applicable LOC Agreements and with the Pro Rata Shares specified below, effective (which shall be a Business Day), as follows:

					Stated Amount (if	Stated Amount (if	Stated Amount (if
					any) allocated to	any) allocated to	any) allocated to
					Facility 1	Facility 2	Facility 3
	L/C		Account		Agreement and Pro	Agreement and Pro	Agreement and Pro
Date of Issuance	Issuer	Number	Party	Beneficiary	Rata Share	Rata Share	Rata Share

Any allocation contemplated hereby with respect to any Escalating LOC shall be effective equally as to the stated amount thereof as of the date of the requested allocation and the stated amount thereof after giving effect to all increases.
[Remainder of Page Intentionally Left Blank]

The undersigned hereby certifies that, both before and after giving effect to this Notice, no unreimbursed drawing exists under any LOC which is the subject of this Notice and that the issuance or amendment of each LOC which is the subject of this Notice is permitted pursuant to the terms of the LOC Agreements.

CO-OBLIGORS’ AGENT: CHICAGO BRIDGE & IRON COMPANY N.V., as Co-Obligors’ Agent By: Chicago Bridge & Iron Company WV., as its Managing Director
By:
Name:
Title:

CO-OBLIGORS: CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
By:
Name:
Title:

CBI SERVICES, INC.
By:
Name:
Title:

CB&I CONSTRUCTORS, INC.
By:
Name:
Title:

CB&I TYLER COMPANY
By:
Name:
Title:

EXHIBIT B
to LOC Allocation Agreement
Form of Issuance Allocation Notice
Date:                     . ______
To: [                    ], as L/C Issuer
[Bank of America, N.A., as Facility 1 Agent]
[Bank of America, N.A., as Facility 2 Agent]
[Bank of America, N.A., as Facility 3 Agent]
Ladies and Gentlemen:
Reference is made to that certain LOC Allocation Agreement, dated as of ], 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), by and among Chicago Bridge & Iron Company N.V., (the “Company”), as Co-Obligors’ Agent, and Chicago Bridge & Iron Company (Delaware), CBI Services, Inc., CB&I Constructors, Inc. and CB&I Tyler Company (each of the foregoing being a Wholly-Owned Subsidiary of the Company and hereinafter referred to individually as a “Co- Obligor” and collectively the “Co-Obligors”), Bank of America, N.A., and JPMorgan Chase Bank, N.A., in their capacities as issuers of letters of credit referred to below (each an “L/C Issuer” and collectively, the “L/C Issuers”) and Bank of America, N.A. in its capacity as administrative agent under the Facility 1 Agreement referred to below (in such capacity, the “Facility 1 Agent”), Bank of America, N.A. in its capacity as administrative agent under the Facility 2 Agreement referred to below (in such capacity, the “Facility 2 Agent” and Bank of America, N.A., in its capacity as administrative agent under Facility 3 Agreement referred to below (in such capacity, the “Facility 3 Agent”).
The undersigned hereby requests the allocation of LOCs to be issued by ] as L/C Issuer pursuant to issuance requests under the LOC Agreements and with the Pro Rata Shares specified below, effective on the date specified below (which shall be a Business Day), as follows:

			Stated Amount (if	Stated Amount (if	Stated Amount (if
			any) allocated to	any) allocated to	any) allocated to
			Facility 2	Facility 1	Facility 3
	Account		Agreement and Pro	Agreement and Pro	Agreement and Pro
Requested Date of Issuance	Party	Beneficiary	Rata Share	Rata Share	Rata Share

Any allocation contemplated hereby with respect to any Escalating LOC shall be effective equally as to the stated amount thereof as of the date of the requested allocation and the stated amount thereof after giving effect to all increases.

The undersigned hereby certifies that, both before and after giving effect to this Notice, no unreimbursed drawing exists under any LOC which is the subject of this Notice and that the issuance or amendment of each LOC which is the subject of this Notice is permitted pursuant to the terms of the LOC Agreements.

CO-OBLIGORS’ AGENT: CHICAGO BRIDGE & IRON COMPANY N.V., as Co-Obligors’ Agent By: Chicago Bridge & Iron Company B.V., as its Managing Director
By:
Name:
Title:

CO-OBLIGORS: CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
By:
Name
Title:

CBI SERVICES, INC.
By:
Name:
Title:

CB&I CONSTRUCTORS, INC.
By:
Name:
Title:

CB&I TYLER COMPANY
By:
Name:
Title:

EXHIBIT C
to LOC Allocation Agreement
Form of Reallocation Notice
To:	[ ], as L/C Issuer
Bank of America, N.A., as Facility 1 Agent
[Bank of America, N.A., as Facility 2 Agent]
[Bank of America, N.A., as Facility 3 Agent]
Ladies and Gentlemen:
Reference is made to that certain LOC Allocation Agreement, dated as of ], 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), by and among Chicago Bridge & Iron Company N.V., (the “Company”), as Co- Obligors’ Agent, and Chicago Bridge & Iron Company (Delaware), CBI Services, Inc., CB&I Constructors, Inc. and CB&I Tyler Company (each of the foregoing being a Wholly-Owned Subsidiary of the Company and hereinafter referred to individually as a “Co-Obligor” and collectively the “Co-Obligors”), Bank of America, N.A., and 313Morgan Chase Bank, N.A., in their capacities as issuers of letters of credit referred to below (each an “L/C Issuer” and collectively, the “L/C Issuers”) and Bank of America, N.A. in its capacity as administrative agent under the Facility 1 Agreement referred to below (in such capacity, the “Facility 1 Agent”), Bank of America, N.A. in its capacity as administrative agent under the Facility 2 Agreement referred to below (in such capacity, the “Facility 2 Agent” and Bank of America, N.A., in its capacity as administrative agent under Facility 3 Agreement referred to below (in such capacity, the “Facility 3 Agent”).
The undersigned hereby requests the reallocation of outstanding LOCs of [                     as L/C Issuer under the LOC Agreements and with the Pro Rata Shares specified below, effective on the date specified below (which shall be a Business Day), as follows:

				Stated Amount (if	Stated Amount (if	Stated Amount (if
				any) allocated to	any) allocated to	any) allocated to
				Facility 1	Facility 2	Facility 3
		Account		Agreement and Pro	Agreement and Pro	Agreement and Pro
Date of Issuance	Number	Party	Beneficiary	Rata Share	Rata Share	Rata Share

Any allocation contemplated hereby with respect to any Escalating LOC shall be effective equally as to the stated amount thereof as of the date of the requested allocation and the stated amount thereof after giving effect to all increases.

The undersigned hereby certifies that, both before and after giving effect to this Notice, no unreimbursed drawing exists under any LOC which is the subject of this Notice and the issuance or amendment of each LOC which is the subject of this Notice is permitted pursuant to the terms of the LOC Agreements.

CO-OBLIGORS’ AGENT: CHICAGO BRIDGE & IRON COMPANY N.V., as Co-Obligors’ Agent By: Chicago Bridge & Iron Company B.V., as its Managing Director
By:
Name:
Title:

CO-OBLIGORS: CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
By:
Name:
Title:

CBI SERVICES, INC.
By:
Name:
Title:

CB&I CONSTRUCTORS, INC.
By:
Name
Title:

CB&I TYLER COMPANY
By:
Name:
Title:

Schedule 1.01-1 — Alternative Currencies
Euro (EUR)
British Pounds (GBP)
Australian Dollar (AUD)
Canadian Dollar (CAD)
Swiss Francs (CHF)
Japanese Yen (JPY)
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Schedule 1.01-2 — Existing Credits
Existing Credits under the 5 Year Series B Letter of Credit and Term Loan Agreement

					Allocations
	LC				5-yr.	5-yr.	8-yr.	5-yr.
Entity	Number	Issued by	Beneficiary	Purpose	Series A	Series B	Series C	Series B
08 CBI NV	750105	JP Morgan Chase	AIG	Financial	None	None	None	4,436,842
37Ind Constructors	3083788	Bank of America	Golden Pass	Performance	None	None	None	26,100,957
92 Howe Baker Engineers	280418	JP Morgan Chase	Frontier El Dorado Refining	Financial	None	None	None	532,000
92 Howe Baker Engineers	253550	JP Morgan Chase	Cabinda Gulf Oil Company Ltd	Performance	None	None	None	25,250,000
92 Howe Baker Engineers	253547	JP Morgan Chase	Cabinda Gulf Oil Company Ltd	Performance	None	None	None	25,250,000
71 CSA Trading Company Ltd	217595	JP Morgan Chase	Pluspetrol Peru Corporation S.A.	Performance	None	None	None	18,102,256

								99,672,055

Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Schedule 2.01 — Credit Linked Deposits and Pro Rata Shares

Lender	Credit-Linked Deposit	Pro Rata Share

Phoenix Life Insurance Company	$15,000,000	15.00%

Allstate Life Insurance Company	$35,000,000	35.00%

Metropolitan Life Insurance Company	$50,000,000	50.00%

Total	$100,000,000	100.00%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Schedule 5.04 — Organization and Ownership Shares of Subsidiaries
850 PINE STREET INC. (850)

Incorporated Date:	04/20/2006
Incorporated State:	DELAWARE
Country:	U.S.A.
Entity Type:	CB&I Subsidiary
Federal Tax ID:	20-4730297
Charter ID:	4145318
Principal Place of Business:	2103 RESEARCH FOREST DRIVE
THE WOODLANDS, TX 77380
USA
Registered Agent/Office:	The Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801

Director	Title	Start Date	Last Elected	End Date
Scott T. Baker	Director	04/20/2006
Luke V. Scorsone	Director	04/20/2006

Officer	Title	Start Date	Last Elected	End Date
Scott T. Baker	President	04/20/2006
Lee A. Murphy	Vice President	07/28/2006
Luciano Reyes	Treasurer	04/20/2006
R. Scott Russell	Assistant Secretary	04/20/2006
Luke V. Scorsone	Vice President	04/20/2006
Robert H. Wolfe	Secretary	04/20/2006
Common Shares

Number Authorized:	1,000.00	Par Value:	0
Number Issued:	1,000.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
A & B Builders, Ltd (MANAGED BY MATRIX MANAGEMENT SERVICES, L.L.C.)	1,000.00	100.0000%
A & B Builders, Ltd (MANAGED BY MATRIX MANAGEMENT SERVICES, L.L.C.) (A&B)

Incorporated Date:	09/01/1999
Incorporated State:	Texas
Country:	U.S.A.
Entity Type:	Howe-Baker International, L.L.C.
Federal Tax ID:	76-0151187
Principal Place of Business:	5324 Gorman Rd
Beaumont, TX 77705
U.S.A.
Registered Agent/Office:	C T Corporation System
1021 Main Street
Suite 1150
Houston, TX 77002
U.S.A.
Phone: 713-658-9486
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Ronald A. Ballschmiede	Director	06/26/2006
Luke V. Scorsone	Director	01/01/2004

Officer	Title	Start Date	Last Elected	End Date
David L. Anders	Vice President-Project Support Services	02/03/2006
Bret E. Hagemeier	Finance Controller	07/24/2006
Scott T. Baker	President	03/24/2006
Mary C. Bray	Secretary	08/30/2004
Lee Murphy	Vice President	08/30/2004
John W. Redmon	Vice President	10/11/2005
Luciano Reyes	Treasurer	07/24/2006
R. Scott Russell	Assistant Secretary	08/20/2001	08/20/2001

Common Shares

Number Authorized:	100.00
Number Issued:	100.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)	99.00	99.0000%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Matrix Management Services, L.L.C. (General Partner) 1%	1.00	1.0000%
Arabian CBI Ltd. (ARABCBI)

Incorporated Date:	07/24/1976
Incorporated State:	Saudi Arabia
Country:	Saudi Arabia
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	P.O. Box 1218
Dammam, 31431
Saudi Arabia
Fiscal Year End:	12/31
Board Composition:	Current: 4; Min: ; Max:

Director	Title	Start Date	Last Elected	End Date
Abdullah Ibrahim A. Alfadl	Director	05/17/2004	05/08/2006
Philip K. Asherman	Director	05/08/2006
David L. King	Director	05/08/2006
Paul A. Mackzum	Director	12/06/2004	05/08/2006

Officer	Title	Start Date	Last Elected	End Date
Paul A. Mackzum	General Manager	12/06/2004	05/08/2006
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Common Shares

Number Authorized:	400.00	Par Value:	SR 5,000
Number Issued:	400.00
Percent Issued:	100.00%
Treasury Shares:	0.00
Number Outstanding:	400.00
Percent Outstanding:	100.00%

Comments:	05/20/1981: “...the paid-in-capital of the company is to be increased by 2 million Saudi Riyals, making the total paid-in-capital 4 million Saudi Riyals instead of 2 million.”

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	300.00	75.0000%	75.0000%

Shareholders (Officers/Directors)	Number of Shares	% of Issued	% of Outstanding
Saleh Abdullah Alfadl	70.00	17.5000%	17.5000%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Ibrahim Abdullah Alfadl	30.00	7.5000%	7.5000%
Arabian CBI Tank Manufacturing Company Limited (ARABTANK)

Incorporated Date:	12/15/1985
Incorporated State:	Saudi Arabia
Country:	Saudi Arabia
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	P.O. Box 1218
Dammam 31431
Saudi Arabia
Fiscal Year End:	12/31
Board Composition:	Current: 4; Min: ; Max:

Director	Title	Start Date	Last Elected	End Date
Abdullah Ibrahim A. Alfadl	Director	05/17/2004	05/08/2006
Philip K. Asherman	Director	05/08/2006
David L. King	Director	05/08/2006
Paul A. Mackzum	Director	05/17/2004	05/08/2006
Common Shares

Number Authorized:	400.00	Par Value:	9,250 SR
Number Issued:	400.00
Percent Issued:	100.00%

Comments:	SR = Saudi Riyals

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	300.00	75.0000%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Commercial & Industrial Services Co. Ltd.	100.00	25.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Arabian Gulf Material Supply Company, Ltd. (ARABGULF)

Incorporated Date:	12/18/1997
Incorporated State:	Cayman Islands
Country:	British West Indies
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	P.O. Box 46826 Abu Dhabi United Arab Emirates
Registered Agent/Office:	Maples and Calder, Attorneys at Law
Ugland House, P.O. Box 309
George Town
Grand Cayman
Cayman Islands, British West Indies
Phone: 1-345-949-8066
Fiscal Year End:	12/31
Board Composition:	Current: ; Min: ; Max: 10

Director	Title	Start Date	Last Elected	End Date
Alan R. Black	Director	11/08/2000
Kenneth W. Ford	Director	08/26/1998	08/26/1998

Officer	Title	Start Date	Last Elected	End Date
Alan R. Black	Treasurer	11/08/2000
	Vice President	11/08/2000
Kenneth W. Ford	President	08/26/1998	08/26/1998
R. Scott Russell	Secretary	01/01/1998	01/01/1998
Common Shares

Number Authorized:	50,000.00	Par Value:	$1.00
Number Issued:	2.00
Percent Issued:	0.00%
Treasury Shares:	0.00
Number Outstanding:	2.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	2.00	100.0000%	100.0000%
Asia Pacific Supply Co. (ASIA)

Incorporated Date:	03/11/1985
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	CB&I Subsidiary
Federal Tax ID:	36-3368217
Principal Place of Business:	1501 North Division Street
Plainfield, IL 60544
USA
Registered Agent/Office:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
U.S.A.
Phone: 302-658-7581
Fiscal Year End:	12/31
Board Composition:	Current: 1; Min: ; Max:
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Ronald A. Ballschmiede	Director	06/26/2006

Officer	Title	Start Date	Last Elected	End Date
Philip K. Asherman	President	02/06/2006
Luciano Reyes	Treasurer	02/08/2006
R. Scott Russell	Secretary	11/16/1999	10/11/2005
Common Shares

Number Authorized:	100,000.00	Par Value:	$10.00
Number Issued:	100.00
Percent Issued:	0.10%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	100.00	100.0000%
Atlantis Contractors Inc. (ATLANTIS)

Incorporated Date:	12/12/1972
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	CB&I Subsidiary
Federal Tax ID:	36-2761226
Principal Place of Business:	1501 North Division Street
Plainfield, IL 60544
USA
Registered Agent/Office:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
U.S.A.
Phone: 302-658-7581
Fiscal Year End:	12/31
Board Composition:	Current: 1; Min: ; Max:

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Ronald A. Ballschmiede	Director	06/26/2006

Officer	Title	Start Date	Last Elected	End Date
Philip K. Asherman	President	02/06/2006
Luciano Reyes	Treasurer	02/08/2006
R. Scott Russell	Secretary	11/16/1999	10/11/2005
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Common Shares

Number Authorized:	100.00	Par Value:	$0.00
Number Issued:	100.00
Percent Issued:	100.00%
Treasury Shares:	0.00
Number Outstanding:	100.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	100.00	100.0000%	100.0000%
CB&I (Global Services) Limited (00024)

Incorporated Date:	11/07/2003
Incorporated State:	Dublin
Country:	Ireland
Entity Type:	CBIBV Subsidiary
Federal Tax ID:	none
Charter ID:	374864
Principal Place of Business:	Arthor Cox Bld.
Earlsfort Terrace
Dublin 2
Ireland
Registered Agent/Office:	Arthur Cox Building, Earlsfort Terrace,
Arthur Cox Building
Earlsfort Terrace
Dublin 2
Dublin

Director	Title	Start Date	Last Elected	End Date
Patrick Godfrey Butler	Director	11/07/2003
Kevin Forder	Director

Officer	Title	Start Date	Last Elected	End Date
Bradwell Limited	Secretary	11/07/2003
Ordinary

Number Authorized:	100,000.00	Par Value:	US$	1.00
Number Issued:	1,000.00
Percent Issued:	1.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	1,000.00	100.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CB&I (Nigeria) Limited (NIGERIA)

Incorporated Date:	07/23/1997
Incorporated State:	Nigeria
Country:	Nigeria
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	17 King Perekule Rd.
GRA Phase II
Port Harcourt
Nigeria
Board Composition:	Current: ; Min: 2; Max: 7

Director	Title	Start Date	Last Elected	End Date
John R. Edmonds	Director	01/24/2000
David B. Engle	Director	01/24/2000
Peter R. Rano	Director	01/24/2000

Officer	Title	Start Date	Last Elected	End Date
VI Services Ltd.	Secretary
Common Shares

Number Authorized:	5,000,000.00	Par Value:	N5,000,000.00
Number Issued:	5,000,000.00
Percent Issued:	100.00%

Comments:	N = Nigerian Naira

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	4,999,999.00	100.0000%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
CB&I Europe B.V.	1.00	0.0000%
CB&I CANADA LTD. (JBHYDRO)

Incorporated Date:	12/19/2001
Incorporated State:	Halifax
Country:	Nova Scotia
Entity Type:	CB&I John Brown Subsidiary
Charter ID:	3062638
Principal Place of Business:	20 Eastbourne Terrace
London
England
Registered Agent/Office:	Lawrence J. Stordy
Suite 800, 1959 Upper Water Street
P. O. Box 997
Halifax
Nova Scotia
Phone: 902-420-3200

Director	Title	Start Date	Last Elected	End Date
Marc R. Beauregard	Director	11/01/2003
Duncan MacPhee	Director	11/01/2003
Mark A. Stobart	Director	11/01/2003

Officer	Title	Start Date	Last Elected	End Date
Cindy Hunter	Secretary	12/19/2001
Mike T. Smith	President	11/01/2003
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Common Shares

Number Authorized:	1,000,000.00
Number Issued:	100.00
Percent Issued:	0.01%

Comments:	Cert No. 1 for 1 share issued to Lawrence Stordy was cancelled pm 12/19/01.

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I UK LIMITED	100.00	100.0000%
CB&I Constructors, Inc. (CONSTRUCT)

Incorporated Date:	08/31/1979
Incorporated State:	Texas
Country:	U.S.A.
Entity Type:	CB&I Subsidiary
Federal Tax ID:	36-3046868
Charter ID:	unknown
Principal Place of Business:	2103 Research Forest Drive
The Woodlands, TX 77380
USA
Registered Agent/Office:	C T Corporation System
Registered Office
350 North St. Paul Street
Dallas, TX 75201
U.S.A.
Phone: 214-979-1172
Fiscal Year End:	12/31
Board Composition:	Current: 5; Min: 4; Max: 7

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Ronald A. Ballschmiede	Director	06/26/2006

Officer	Title	Start Date	Last Elected	End Date
James M. Braden	President	01/01/2004	10/11/2005
Luciano Reyes	Treasurer	02/08/2006
Marty H. Smith	Vice President-Sales	08/07/2006
Robert H. Wolfe	Secretary	03/18/2004	10/11/2005
Common Shares

Number Authorized:	1,000,000.00	Par Value:	$1.00
Number Issued:	1,000,000.00
Percent Issued:	100.00%
Treasury Shares:	0.00
Number Outstanding:	1,000,000.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	1,000,000.00	100.0000%	100.0000%
Preferred Shares

Number Authorized:	125,000.00	Par Value:	$1.00
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CB&I Engineering Consultant (Shanghai) Co. Ltd. (00025)

Incorporated State:	Shanghai
Country:	China
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	Room 329, Building Six, No. 613,
E. Shan Road
Pudong District, Shanghai
China

Officer	Title	Start Date	Last Elected	End Date
Raymond Buckley	Chairman
Ping-Chung Han	Legal Representative
Capital Contributions

Comments:	Total investment of the Company is US$200,000 Registered capital is US$140,000

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Europe B. V.
CB&I Europe B. V. (EUROPE)

Incorporated Date:	08/04/1998
Incorporated State:	The Netherlands
Country:	The Netherlands
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	P.O. Box 2043
2130 GE Hoofddorp
The Netherlands
Fiscal Year End:	12/31
Board Composition:	Current: ; Min: 1; Max:

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Managing Director
Alan R. Black	Managing Director	10/01/2000	10/01/2000
Raymond Buckley	Managing Director	05/30/2001	05/30/2001
John R. Edmonds	Managing Director	08/04/1998	08/04/1998
Common Shares

Number Authorized:	200.00	Par Value:	NLG 1,000
Number Issued:	40.00
Percent Issued:	20.00%
Treasury Shares:	0.00
Number Outstanding:	40.00
Percent Outstanding:	100.00%

Comments:	NLG = Dutch Guilders

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CMP Holdings B.V.	40.00	100.0000%	100.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CB&I Finance Company Limited (00023)

Incorporated Date:	07/10/2003
Incorporated State:	Dublin
Country:	Ireland
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	69/71 St. Stephen’s Green
Dublin 2
Ireland
Registered Agent/Office:	69/71 St. Stephen’s Green, Dublin 2
Ireland

Director	Title	Start Date	Last Elected	End Date
Alan R. Black	Director	07/10/2003
Patrick Godfrey Butler	Director	07/10/2003
Timothy Moran	Director	11/22/2003

Officer	Title	Start Date	Last Elected	End Date
Bradwell Limited	Secretary	10/22/2003
Common Shares

Number Authorized:	100,000.00	Par Value:	1 Euro
Number Issued:	2.00
Percent Issued:	0.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	2.00	100.0000%
CB&I HOUSTON 06 LLC (06)

Incorporated Date:	06/30/2005
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	CB&I TYLER COMPANY
Federal Tax ID:	20-3197110
Principal Place of Business:	2103 Research Forest Drive
The Woodlands, TX 77380
U.S.A.
Registered Agent/Office:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
U.S.A.
Phone: 302-658-7581

Director	Title	Start Date	Last Elected	End Date
Luciano Reyes	Director	10/11/2005

Officer	Title	Start Date	Last Elected	End Date
Luciano Reyes	Vice President & Treasurer	10/11/2005
Walter G. Browning	Assistant Secretary	06/30/2005	10/11/2005
R. Scott Russell	Secretary	06/30/2005	10/11/2005
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Membership Units

Number Authorized:	100.00
Number Issued:	1.00
Percent Issued:	1.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	1.00	100.0000%
CB&I HOUSTON 07 LLC (07)

Incorporated Date:	06/30/2005
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	CB&I TYLER COMPANY
Federal Tax ID:	20-3197179
Principal Place of Business:	2103 Research Forest Drive
The Woodlands, TX 77380
U.S.A.
Registered Agent/Office:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
U.S.A.
Phone: 302-658-7581

Director	Title	Start Date	Last Elected	End Date
Luciano Reyes	Director	10/11/2005

Officer	Title	Start Date	Last Elected	End Date
Luciano Reyes	Vice President & Treasurer	10/11/2005
Walter G. Browning	Assistant Secretary	06/30/2005	10/11/2005
R. Scott Russell	Secretary	06/30/2005	10/11/2005
Membership Units

Number Authorized:	100.00
Number Issued:	1.00
Percent Issued:	1.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	1.00	100.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CB&I HOUSTON 08 LLC (08)

Incorporated Date:	06/30/2005
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	CB&I TYLER COMPANY
Federal Tax ID:	20-3197221
Principal Place of Business:	2103 Research Forest Drive
The Woodlands, TX 77381
U.S.A.
Registered Agent/Office:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
U.S.A.
Phone: 302-658-7581

Director	Title	Start Date	Last Elected	End Date
Luciano Reyes	Director	10/11/2005

Officer	Title	Start Date	Last Elected	End Date
Luciano Reyes	Vice President & Treasurer	10/11/2005
Walter G. Browning	Assistant Secretary	06/30/2005	10/11/2005
R. Scott Russell	Secretary	06/30/2005	10/11/2005
Membership Units

Number Authorized:	100.00
Number Issued:	1.00
Percent Issued:	1.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	1.00	100.0000%
CB&I HOUSTON 09 LLC (09)

Incorporated Date:	06/30/2005
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	CB&I TYLER COMPANY
Federal Tax ID:	20-3197315
Principal Place of Business:	2103 Research Forest Dr.
The Woodlands, TX 77380
U.S.A.
Registered Agent/Office:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
U.S.A.
Phone: 302-658-7581

Director	Title	Start Date	Last Elected	End Date
Luciano Reyes	Director	10/11/2005

Officer	Title	Start Date	Last Elected	End Date
Luciano Reyes	Vice President & Treasurer	10/11/2005
Walter G. Browning	Assistant Secretary	06/30/2005	10/11/2005
R. Scott Russell	Secretary	06/30/2005	10/11/2005
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CB&I HOUSTON 10 LLC (10)

Incorporated Date:	06/30/2005
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	CB&I TYLER COMPANY
Federal Tax ID:	20-3197370

Director	Title	Start Date	Last Elected	End Date
Luciano Reyes	Director	10/11/2005

Officer	Title	Start Date	Last Elected	End Date
Luciano Reyes	Vice President & Treasurer	10/11/2005
Walter G. Browning	Assistant Secretary	06/30/2005	10/11/2005
R. Scott Russell	Secretary	06/30/2005	10/11/2005
Membership Units

Number Authorized:	100.00
Number Issued:	1.00
Percent Issued:	1.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	1.00	100.0000%
CB&I HOUSTON 11 LLC (11)

Incorporated Date:	06/30/2005
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	CB&I TYLER COMPANY
Federal Tax ID:	20-3197415
Principal Place of Business:	2103 Research Forest Drive
The Woodlands, TX 77380
U.S.A.
Registered Agent/Office:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
U.S.A.
Phone: 302-658-7581

Director	Title	Start Date	Last Elected	End Date
Luciano Reyes	Director	10/11/2005

Officer	Title	Start Date	Last Elected	End Date
Luciano Reyes	Vice President & Treasurer	10/11/2005
Walter G. Browning	Assistant Secretary	06/30/2005	10/11/2005
R. Scott Russell	Secretary	06/30/2005	10/11/2005
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Membership Units

Number Authorized:	100.00
Number Issued:	1.00
Percent Issued:	1.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	1.00	100.0000%
CB&I HOUSTON 12 LLC (12)

Incorporated Date:	06/30/2005
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	CB&I TYLER COMPANY
Federal Tax ID:	20-3197452
Principal Place of Business:	2103 Research Forest Drive
The Woodlands, TX 77380
U.S.A.
Registered Agent/Office:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
U.S.A.
Phone: 302-658-7581

Director	Title	Start Date	Last Elected	End Date
Luciano Reyes	Director	10/11/2005

Officer	Title	Start Date	Last Elected	End Date
Luciano Reyes	Vice President & Treasurer	10/11/2005
Walter G. Browning	Assistant Secretary	06/30/2005	10/11/2005
R. Scott Russell	Secretary	06/30/2005	10/11/2005
Membership Units

Number Authorized:	100.00
Number Issued:	1.00
Percent Issued:	1.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	1.00	100.0000%
CB&I HOUSTON 13 LLC (00026)

Incorporated Date:	06/30/2005
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	CB&I TYLER COMPANY
Federal Tax ID:	20-3197532
Principal Place of Business:	2103 Research Forest Drive
The Woodlands, TX 77380
U.S.A.
Registered Agent/Office:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
U.S.A.
Phone: 302-658-7581
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Director	Title	Start Date	Last Elected	End Date
Luciano Reyes	Director	10/11/2005

Officer	Title	Start Date	Last Elected	End Date
Luciano Reyes	Vice President & Treasurer	10/11/2005
Walter G. Browning	Assistant Secretary	06/30/2005	10/11/2005
R. Scott Russell	Secretary	06/30/2005	10/11/2005
CB&I HOUSTON LLC (HOUSTON)

Incorporated Date:	06/16/2005
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	CB&I Subsidiary
Federal Tax ID:	20-3197016
Principal Place of Business:	2103 Research Forest Drive
The Woodlands, TX 77380
U.S.A.
Registered Agent/Office:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
U.S.A.
Phone: 302-658-7581

Director	Title	Start Date	Last Elected	End Date
Luciano Reyes	Director	10/11/2005

Officer	Title	Start Date	Last Elected	End Date
Luciano Reyes	Vice President & Treasurer	10/11/2005
Walter G. Browning	Assistant Secretary	06/16/2005	10/11/2005
R. Scott Russell	Secretary	06/16/2005	10/11/2005
Membership Units

Number Authorized:	100.00
Number Issued:	1.00
Percent Issued:	1.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	1.00	100.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CB&I Hungary Holding Limited Liabiltiy Company (CBI Hungary Kft.) (00020)

Incorporated Date:	08/27/2001
Incorporated State:	Hungary
Country:	Hungary
Entity Type:	CB&I Subsidiary
Principal Place of Business:	CBI Hungary Kft
c/o ABN Amro International Treasury Services Kft.
1133 Budapest, Pozsonyi u 77-79
Hungary
Registered Agent/Office:	9700-H, Szombathely, Malom u 7. 1/3, Hun
9700-H, Szombathely, Malom u 7. 1/3
Hungary
Registered Capital

Number Authorized:	15,000.00
Number Issued:	15,000.00
Percent Issued:	100.00%

Comments:	Reduced 102,500 by 87,500 = 15,000. HOC Restructuring

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	14,500.00	96.6667%
Chicago Bridge & Iron Company B.V.	500.00	3.3333%
CB&I London (CB&ILONDON)

Incorporated Date:	03/05/2004
Incorporated State:	London
Country:	England
Entity Type:	CB&I John Brown Subsidiary
Charter ID:	5064097
Principal Place of Business:	20 Eastbourne Terrace
W2 6LE
London
England
Registered Agent/Office:	20 Eastbourne Terrace, London W2 6LE
20 Eastbourne Terrace
London
London
Fiscal Year End:	12/31

Director	Title	Start Date	Last Elected	End Date
Kevin Forder	Director	01/09/2006
Duncan MacPhee	Director	03/09/2004

Officer	Title	Start Date	Last Elected	End Date
Piers Morris	Secretary	07/27/2004
Membership Units

Number Authorized:	1.00
Number Issued:	1.00
Percent Issued:	100.00%

Comments:	$500,000,000 authorized capital divided into 500,000,000 shaes of US$1

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I UK LIMITED	1.00	100.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CB&I Paddington Limited (CBIPADDG)

Incorporated Date:	03/04/2004
Incorporated State:	London
Country:	England
Entity Type:	CB&I Subsidiary
Federal Tax ID:	n/a
Charter ID:	Co. # 5064134
Principal Place of Business:	20 Eastbourne Terrace
London W26LE
Registered Agent/Office:	20 Eastbourne Terrace, London W2 6LE
20 Eastbourne Terrace
London
London

Director	Title	Start Date	Last Elected	End Date
Kevin Forder	Director	01/09/2006
Duncan MacPhee	Director	03/09/2004

Officer	Title	Start Date	Last Elected	End Date
Piers Morris	Secretary	07/28/2004
Common Shares

Number Authorized:	500,000,000.00	Par Value:	US$	1.00
Number Issued:	3,589,077.00
Percent Issued:	0.72%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	3,589,077.00	100.0000%
CB&I Tyler Company (00017)

Incorporated Date:	06/13/2000
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	CB&I Subsidiary
Federal Tax ID:	75-2905637
Principal Place of Business:	1501 North Division Street
Plainfield, IL 60544-8984
U.S.A.
Registered Agent/Office:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
U.S.A.
Phone: 302-658-7581
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Ronald A. Ballschmiede	Director	06/26/2006

Officer	Title	Start Date	Last Elected	End Date
Philip K. Asherman	President	02/06/2006
Walter G. Browning	Vice President	03/18/2004
	General Counsel	03/18/2004
Luciano Reyes	Treasurer	02/08/2006
R. Scott Russell	Secretary	07/28/2000	07/28/2000
Common Shares

Number Authorized:	1,000.00	Par Value:	US$	1.00
Number Issued:	1,000.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	1,000.00	100.0000%
Preferred Shares

Number Authorized:	100.00	Par Value:	$1.00
Number Issued:	10.00
Percent Issued:	10.00%

Comments:	Issued to CB&I Woodlands LLC

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I WOODLANDS LLC	10.00	100.0000%
CB&I UK LIMITED (CBIJB)

Incorporated Date:	05/14/2002
Incorporated State:	Staines, Middlesex
Country:	United Kingdom
Principal Place of Business:	20 Eastbourne Terrace
London Road
London
United Kingdom
Registered Agent/Office:	Mary Ryan
20 Eastbourne Terrace
London
Staines, Middlesex

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	10/14/2004
Peter Bennett	Director	10/14/2004
Walter G. Browning	Director	10/14/2004
Kevin Forder	Director	01/09/2006
David L. King	Director	06/27/2006
Duncan MacPhee	Director	06/25/2003
Timothy J. Moran	Director	06/27/2006

Officer	Title	Start Date	Last Elected	End Date
Piers Morris	Secretary	05/01/2004
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Common Shares

Number Authorized:	207,200,000.00	Par Value:	1.00
Number Issued:	117,074,741.00
Percent Issued:	56.50%

Comments:	(pounds) Increased by the creation of 200,000,000 ordinary shares in July 2004.

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	1.00	0.0000%
Chicago Bridge & Iron Company B.V.	117,074,740.00	100.0000%
CB&I WOODLANDS LLC (CB&IWOODL)

Incorporated Date:	03/01/2004
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	CB&I London Subsidiary
Charter ID:	5064097
Principal Place of Business:	2103 Ressearch Forest Drive
The Woodlands, TX 77380
USA
Registered Agent/Office:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
U.S.A.
Phone: 302-658-7581
Fiscal Year End:	01/03

Director	Title	Start Date	Last Elected	End Date
Ronald A. Ballschmiede	Director	06/26/2006

Officer	Title	Start Date	Last Elected	End Date
Sergio Lopez	Assistant Secretary	10/11/2005
Luciano Reyes	Treasurer	02/08/2006
R. Scott Russell	Secretary	03/01/2004	10/11/2005
Membership Units

Number Authorized:	2.00
Number Issued:	2.00
Percent Issued:	100.00%

Comments:	CB&I (Delaware) assigned its membership unit to CB&I London Limited

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	2.00	100.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CBI (Malaysia) Sdn. Bhd. (MALAYSIA)

Incorporated Date:	12/03/1980
Incorporated State:	Malaysia
Country:	Malaysia
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	10.02 Wisma Cosway
Jalan Raja Chulan
50200 Kuala Lumpur
Malaysia
Registered Agent/Office:	Cheang & Ariff (William Leong)
39 Court
39, Jalan Yap Kwan Seng
Kuala Lumpur, W. Mal, 50450
Malaysia
Phone: 24808031
Board Composition:	Current: ; Min: 2; Max: 7

Director	Title	Start Date	Last Elected	End Date
Datuk Abdullah Bin Ali	Director		06/10/1998
Haji Sulaiman Bin Ali	Director		06/13/1996
Ping-Chung Han	Director	11/09/2001
Abdul R. Muhammed	Director	08/26/1998	08/26/1998
Keith E. Nockels	Director

Officer	Title	Start Date	Last Elected	End Date
Ping-Chung Han	Vice President Sales & Marketing, Asia
Vice President-Sales & Marketing-Asia
Wong Keem Ming	Financial Manager	08/23/1995	08/23/1995
Keith E. Nockels	Area Director of Operations, APA	05/01/1996	05/01/1996
Abdul Rais Muhamad Nor	Deputy General Manager
Rachel Wong Wai Yin	Joint Secretary	06/01/1994	08/23/1995
Loy Tuan Bee	Secretary	11/01/1995	11/01/1995
	Legal Advisor	11/01/1995	11/01/1995
Datuk Abdullah Bin Ali	Chairman of the Board	02/23/1983
Wong Keem Ming	Treasurer	08/23/1995	08/23/1995
Abdul R. Muhammed	Sales Manager	04/01/1998	04/01/1998
Common Shares

Number Authorized:	5,000,000.00	Par Value:	M$1
Number Issued:	1,500,000.00
Percent Issued:	30.00%

Comments:	M$ = Malaysian Ringgit

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	735,000.00	49.0000%

Shareholders (Officers/Directors)	Number of Shares	% of Issued	% of Outstanding
Haji Sulaiman Bin Ali	140,000.00	9.3333%
Abdul R. Muhammed	30,000.00	2.0000%
Datuk Abdullah Bin Ali	595,000.00	39.6667%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CBI (Philippines) Inc. (CBIPHILIPP)

Incorporated Date:	03/23/1962
Incorporated State:	Philippines
Country:	Philippines
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	Alta-Meco Compound, Sunvalley
KM. 15 West Service Road, South Superhighway 1700
Paranaque, Metro Manila
Phillippines
Registered Agent/Office:	Reyes Santayana Molo & Allegre
3rd Floor, Zaragosa Building
102 Gamboa Street, Legaspi Village
Makati, Metro Manila
Philippines
Phone: 86-39-76
Fiscal Year End:	12/31
Board Composition:	Current: 5; Min: ; Max:

Director	Title	Start Date	Last Elected	End Date
Orlando B. Badong	Director	04/23/2002	04/15/2005
David J Cochran	Director	04/11/2006
Ping-Chung Han	Director	04/23/2002	04/15/2005
Carlito H. Javier	Director	03/16/1998	04/15/2005
Salomon F. Reyes	Director	03/15/1975	04/15/2005
Silverio S. Tayao	Director	03/15/1975	04/15/2005
Kenneth T. Tsurusaki	Director	10/16/2000	03/30/2004

Officer	Title	Start Date	Last Elected	End Date
Salomon F. Reyes	Corporate Secretary	04/03/2002	03/30/2004
Kenneth T. Tsurusaki	Operations Manager	05/22/2000	03/30/2004
Orlando B. Badong	Assistant Secretary	03/15/1995	03/30/2004
	Assistant Treasurer	03/15/1995	03/30/2004
David J. Cochrane	President	04/11/2006
Carlito H. Javier	Vice President	03/16/1998	03/30/2004
	Sales Manager	04/03/2002	03/30/2004
Geoffrey Ronald Loft	Treasurer	04/15/2005
Salomon F. Reyes	Secretary	04/01/1980	03/30/2004
Kenneth T. Tsurusaki	Vice President	05/22/2000	03/30/2004
Common Shares

Number Authorized:	2,000,000.00
Number Issued:	1,200,000.00
Percent Issued:	60.00%

Comments:	3/30/04: Increased authorized capital from Php5,0000,000.00 to Php20,000,000.00 divided into 2,000,000 shs, par value Php10.00 each

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	1,199,993.00	99.9994%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Carlito H. Javier	1.00	0.0001%
Salomon F. Reyes	1.00	0.0001%
Silverio S. Tayao	1.00	0.0001%
Badong, Orlando B.	1.00	0.0001%
Tsurusaki, Kenneth T.	1.00	0.0001%
Chung-Han, Ping	1.00	0.0001%
David J. Cochrane	1.00	0.0001%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CBI (Thailand) Limited (CBIST)

Incorporated Date:	07/30/1993
Incorporated State:	Bangkok Metropolis, Thailand
Country:	Thailand
Entity Type:	CBINV Subsidiary
Principal Place of Business:	32/38 Sino-Thai Tower, Floor 14B
Sukhumvit 21 (Asoke), Khwaeng Klongtoei-Nua
Khet Wattana, Bangkok 10110
Thailand
Board Composition:	Current: 8; Min: ; Max:

Director	Title	Start Date	Last Elected	End Date
Jim Balderstone	Director	07/12/2006
Ping-Chung Han	Director
Geoffrey Loft	Director	06/30/2006
Phillip Charles Rose	Director	12/14/2001	01/08/2002
Asdang Sathirapatti	Director
Poosit Titanantabutr	Director	07/30/1993
Common Shares

Number Authorized:	1,000,000.00	Par Value:	100 B
Number Issued:	1,000,000.00
Percent Issued:	100.00%

Comments:	B = Thai Baht Group A Shares are number 1-6,250 and 12,501 to 506,250. Group B Shares are numbered 6,251 to 12,500 and 506,251 to 1,000,000.

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	499,998.00	49.9998%
Neo Creator Co, Limited	499,997.00	49.9997%

Shareholders (Officers/Directors)	Number of Shares	% of Issued	% of Outstanding
Ping-Chung Han	1.00	0.0001%
Poosit Titanantabutr	1.00	0.0001%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Vasinwatanapong, Pattara	1.00	0.0001%
Sensupa, Satit	1.00	0.0001%
Malawan, Anawat	1.00	0.0001%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CBI ARUBA N.V. (00027)

Incorporated Date:	08/04/2005
Incorporated State:	ARUBA
Country:	Aruba
Charter ID:	Aruba 33747.0
Principal Place of Business:	L.G. Smith Blvd.
50 Oranjestad
Aruba

Director	Title	Start Date	Last Elected	End Date
Cesar E. Canals	Managing Director	08/04/2005
Orlando R. Gomes	Managing Director	08/04/2005
Kenneth L. Schmidt	Managing Director	08/04/2005
Common Shares

Number Authorized:	500.00	Par Value:	10,000.00 Aurban Florins
Number Issued:	500.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	500.00	100.0000%
CBI Americas Ltd. (AMERICAS)

Incorporated Date:	11/04/2004
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	CBINV Subsidiary
Principal Place of Business:	2103 Research Forest Drive
Woodlands, TX 77380
U.S.A.
Registered Agent/Office:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
U.S.A.
Phone: 302-658-7581

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Ronald A. Ballschmiede	Director	06/26/2006

Officer	Title	Start Date	Last Elected	End Date
Cesar E. Canals	Vice President, Sales	11/04/2004	10/11/2005
Luciano Reyes	Treasurer	02/08/2006
R. Scott Russell	Secretary	11/04/2004	10/11/2005
Kenneth L. Schmidt	Vice President	11/04/2004	10/11/2005
	President	03/10/2006
Common Shares

Number Authorized:	10,000.00	Par Value:	0.00
Number Issued:	10,000.00
Percent Issued:	100.00%

Comments:	CBI (a Delaware corp.) is shareholder.

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	10,000.00	100.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CBI Bahamas Limited (BAHAMAS)

Incorporated Date:	04/05/2004
Incorporated State:	Bahamas
Country:	Bahamas
Entity Type:	CBINV Subsidiary
Charter ID:	51,688
Principal Place of Business:	314 Cove House
Reef Blvd., P. O. Box F-42507
Freeport
Bahamas
Registered Agent/Office:	24C Kipling Building, Freeport, Grand Ba
24C Kipling Building
Freeport
Bahamas

Director	Title	Start Date	Last Elected	End Date
Orlando Gomes	Director	04/19/2004
Ken L. Schmidt	Director	04/19/2004

Officer	Title	Start Date	Last Elected	End Date
Orlando Gomes	Treasurer	04/19/2004
R. Scott Russell	Secretary	04/19/2004
Ken L. Schmidt	President	04/19/2004
Common Shares

Number Authorized:	5,000.00	Par Value:	$1.00
Number Issued:	5,000.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	5,000.00	100.0000%
CBI Caribe, Limited (CARIBE)

Incorporated Date:	08/15/1969
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	CB&I Subsidiary
Federal Tax ID:	51-0109090
Principal Place of Business:	1501 North Division Street
Plainfield, IL 60544-8984
USA
Registered Agent/Office:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
U.S.A.
Phone: 302-658-7581
Fiscal Year End:	12/31
Board Composition:	Current: 2; Min: ; Max:
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Ronald A. Ballschmiede	Director	06/26/2006

Officer	Title	Start Date	Last Elected	End Date
Walter G. Browning	Vice President	03/18/2004	10/11/2005
	General Counsel	03/18/2004	10/11/2005
Cesar E. Canals	Vice President	07/19/2004	10/11/2005
Luciano Reyes	Treasurer	02/08/2006
R. Scott Russell	Secretary	05/06/1996	10/11/2005
Ken L. Schmidt	President	03/10/2006
Common Shares

Number Authorized:	3,500.00	Par Value:	$100.00
Number Issued:	3,500.00
Percent Issued:	100.00%
Treasury Shares:	0.00
Number Outstanding:	3,500.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	2,128.00	60.8000%	60.8000%
CBI Company Ltd. (COMPANY)

Incorporated Date:	10/11/1945
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	CB&I Subsidiary
Federal Tax ID:	36-2196189
Principal Place of Business:	2103 Research Forest Drive
The Woodlands, TX 77380
USA
Registered Agent/Office:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
U.S.A.
Phone: 302-658-7581
Fiscal Year End:	12/31
Board Composition:	Current: 2; Min: ; Max:

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Ronald A. Ballschmiede	Director	06/26/2006

Officer	Title	Start Date	Last Elected	End Date
Cesar E. Canals	Vice President — Sales	07/19/2004	10/11/2005
Walter G. Browning	Vice President	03/18/2004	10/11/2005
	General Counsel	03/18/2004	10/11/2005
Orlando Gomes	Assistant Treasurer	06/12/2006		06/12/2006
Luciano Reyes	Treasurer	02/08/2006
R. Scott Russell	Secretary	06/30/1989	10/11/2005
Kenneth L. Schmidt	President	03/10/2006
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Common Shares

Number Authorized:	10,000.00	Par Value:	0
Number Issued:	5,310.00
Percent Issued:	53.10%
Treasury Shares:	0.00
Number Outstanding:	5,310.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	5,310.00	100.0000%	100.0000%
CBI Construcciones S.A. (00003)

Incorporated Date:	12/12/1996
Incorporated State:	Argentina
Country:	Argentina
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	Arenales 1123 Piso 6
C1061AAI
Buenos Aires
Argentina
Registered Agent/Office:	Marcelo T. de Alvear
624, 1st Floor
Buenos Aires
Argentina
Fiscal Year End:	12/31

Director	Title	Start Date	Last Elected	End Date
Antonio J. Medic	Director
Richard P. Nieland	Director	01/17/2001	01/17/2001

Officer	Title	Start Date	Last Elected	End Date
Antonio J. Medic	President
Common Shares

Number Authorized:	1,000,000.00	Par Value:	$1
Number Issued:	1,000,000.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	50,000.00	5.0000%
Chicago Bridge & Iron Company B.V.	950,000.00	95.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CBI Constructors (Jebel Ali) FZE (00018)

Incorporated Date:	11/18/2000
Incorporated State:	Dubai
Country:	United Arab Emirates
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	P. O. Box 17904
Jebel Ali, Dubai
United Arab Emirates

Director	Title	Start Date	Last Elected	End Date
Raymond Buckley	Director	05/24/2003
Andre Leon	Director
Piers Morris	Director	11/18/2000
Common Shares

Number Authorized:	1.00
Number Issued:	1.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	1.00	100.0000%
CBI Constructors (PNG) Pty. Limited (PNGPTY)

Incorporated Date:	05/31/1989
Incorporated State:	Papua New Guinea
Country:	Papua New Guinea
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	c/o CBI Constructors Pty. Limited, Level 1
267 St. George’s Terrace
Perth, W. Australia, 6000
Australia
Board Composition:	Current: ; Min: 2; Max: 8

Director	Title	Start Date	Last Elected	End Date
Ross Adame	Director	03/05/2004
Vassily John Caligeros	Director	03/05/2004
David J. Cochrane	Director
Michael Trzeciak	Director	03/05/2004

Officer	Title	Start Date	Last Elected	End Date
David J. Cochrane	Vice President — Sales, Papua New Guinea	11/14/2001	11/14/2001
Peter Lowing	Secretary	06/30/1997
Common Shares

Number Authorized:	100,000.00	Par Value:	K1.00
Number Issued:	100,000.00
Percent Issued:	100.00%

Comments:	K = Papua New Guinean Kina

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CBI Holdings Pty. Limited	100,000.00	100.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CBI Constructors Limited (CONSTLTD)

Incorporated Date:	12/04/1954
Incorporated State:	United Kingdom
Country:	United Kingdom
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	20 Eastbourne Terrace
London
United Kingdom
Registered Agent/Office:	CBI Constructors Limited
20 Eastbourne Terrace London
United Kingdom
Phone: 0207957 3794
Board Composition:	Current: ; Min: 2; Max: 7

Director	Title	Start Date	Last Elected	End Date
Peter Bennett	Director	06/24/2003
Kevin Forder	Director	01/09/2006
Duncan MacPhee	Director	06/22/2004
Timothy J. Moran	Director

Officer	Title	Start Date	Last Elected	End Date
Raymond Buckley	Chairman	06/01/2001	06/01/2001
Piers Morris	Secretary	08/03/2004
Common Shares

Number Authorized:	200,000.00	Par Value:	L1
Number Issued:	163,536.00
Percent Issued:	81.77%

Comments:	L = English pounds

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CBI Holdings (U.K.) Limited	163,536.00	100.0000%
CBI Constructors Pty. Limited (PTY)

Incorporated Date:	02/23/1968
Incorporated State:	New South Wales
Country:	Australia
Entity Type:	CBIBV Subsidiary
Federal Tax ID:	80-976282
Principal Place of Business:	Level 4
220 St. George’s Terrace
Perth, Western Australia, 6000
Australia
Board Composition:	Current: ; Min: 5; Max: 7
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Director	Title	Start Date	Last Elected	End Date
Ross Adame	Director	03/05/2004
David Cochrane	Director	01/11/2006
Geoff Loft	Director	01/11/2006

Officer	Title	Start Date	Last Elected	End Date
David J. Cochrane	Vice President — Sales	07/09/2004
Geoff Loft	Secretary	03/03/2004
Common Shares

Number Authorized:	500,000.00	Par Value:	$1.00
Number Issued:	302,623.00
Percent Issued:	60.52%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	302,623.00	100.0000%
CBI Constructors S.A. (Proprietary) Limited (CONSTSAPTY)

Incorporated Date:	09/07/1960
Incorporated State:	South Africa
Country:	South Africa
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	25th Floor
No. 1 Thibault Square
Cape Town 8001
Republic of South Africa
Board Composition:	Current: ; Min: 1; Max: 12

Director	Title	Start Date	Last Elected	End Date
James W. Balderstone	Director	01/04/2001	01/04/2001
Alan R. Black	Director	01/04/2001	01/04/2001
Thomas Lukas Boshoff	Director	11/04/2002
Colin Charles Tetchner	Director	11/04/2002
Common Shares

Number Authorized:	275,000.00	Par Value:	R2
Number Issued:	263,000.00
Percent Issued:	95.64%

Comments:	R2 = South African Rand Authorised Share Capital was increased by resolution on 08/21/1980.

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	263,000.00	100.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CBI Eastern Anstalt (EASTERN)

Incorporated Date:	12/21/1973
Incorporated State:	Vaduz, Liechtenstein
Country:	Liechtenstein
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	P.O. Box 2750
Dubai
United Arab Emirates
Board Composition:	Current: ; Min: 1; Max:

Director	Title	Start Date	Last Elected	End Date
Raymond Buckley	Director	03/26/1995	08/10/2001
Steven W. Knott	Director	07/11/2004
Andre Leon	Director
P. Marxer	Director	12/21/1973	08/10/2000

Officer	Title	Start Date	Last Elected	End Date
John R. Edmonds	President
Common Shares

Number Authorized:	1.00	Par Value:	Sfr.20,000
Number Issued:	1.00
Percent Issued:	100.00%
Treasury Shares:	0.00
Number Outstanding:	1.00
Percent Outstanding:	100.00%

Comments:	Sfr = Swiss francs

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	1.00	100.0000%	100.0000%
CBI Holdings (U.K.) Limited (CBIHOLD)

Incorporated Date:	05/23/1991
Incorporated State:	United Kingdom
Country:	England
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	20 Eastbourne Terrace
London
United Kingdom
Registered Agent/Office:	Mary Ryan
20 Eastbourne Terrace
London
United Kingdom

Director	Title	Start Date	Last Elected	End Date
Kevin Forder	Director	01/09/2006
Duncan MacPhee	Director	06/22/2004
Timothy J. Moran	Director

Officer	Title	Start Date	Last Elected	End Date
Piers Morris	Secretary	08/03/2004
Common Shares

Number Authorized:	1,001,000.00
Number Issued:	1,000,001.00
Percent Issued:	99.90%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	1,000,001.00	100.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CBI Ireland Limited (IRELAND)

Incorporated Date:	11/06/1973
Incorporated State:	Ireland
Country:	Ireland
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	Dublin
Ireland
Board Composition:	Current: ; Min: 3; Max: 10

Director	Title	Start Date	Last Elected	End Date
F. Plunkett Dillon	Managing Director

Officer	Title	Start Date	Last Elected	End Date
Raymond Buckley	Chairman of the Board	06/01/2001	06/01/2001
	Managing Director	06/01/2001	06/01/2001
Common Shares

Number Authorized:	6,000.00	Par Value:	IR 1,000
Number Issued:	51.00
Percent Issued:	0.85%

Comments:	IR = Irish pounds

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	50.00	98.0392%

Shareholders (Officers/Directors)	Number of Shares	% of Issued	% of Outstanding
J. Hendrik Schurink	1.00	1.9608%
CBI JAMAICA LIMITED (00028)

Incorporated Date:	07/20/2005
Incorporated State:	JAMAICA
Country:	JAMAICA
Principal Place of Business:	see registered address
Registered Agent/Office:	BDO JAMAICA
26 BEECHWOOD AVENUE
KINGSTON 5, CROSS ROADS POST OFFICE
ST. ANDREW
JAMAICA

Director	Title	Start Date	Last Elected	End Date
Cesar Canals	Director	07/20/2005
Orlando R. Gomes	Director	07/20/2005
Kenneth L. Schmidt	Director	07/20/2005

Officer	Title	Start Date	Last Elected	End Date
Rowena V. Buddington	Secretary	07/20/2005
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Common Shares

Number Authorized:	5,000.00
Number Issued:	5,000.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	5,000.00	100.0000%
CBI Luxembourg S.a.r.l. (00022)

Incorporated Date:	04/23/2003
Incorporated State:	Luxembourg
Country:	Luxembourg
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	L-1150 Luxembourg
291 route d’Arlon
Luxembourg

Director	Title	Start Date	Last Elected	End Date
Olivier Dorier	Director	04/23/2003
Kevin Forder	Director
Timothy J. Moran	Director	04/23/2003
Common Shares

Number Authorized:	640.00
Number Issued:	640.00
Percent Issued:	100.00%

Comments:	Issued Share Capital US$16,000.00

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	640.00	100.0000%
CBI Overseas, LLC (OVERSEAS)

Incorporated Date:	03/17/1997
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	750D Chai Chee Road
#03-01
Chai Chee Industrial Park
Singapore 469004
Registered Agent/Office:	Richards, Layton & Finger
One Rodney Square
P.O. Box 551
Wilmington, DE 19899
USA
Phone: 302-658-6541
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Director	Title	Start Date	Last Elected	End Date
Ping Chung Han	Director
Wong Keem Ming	Director	02/25/1998	10/03/2001
Abdul Rais Muhamad Nor	Director

Officer	Title	Start Date	Last Elected	End Date
Ping-Chung Han	Vice President — Sales, Asia	11/06/2001	11/06/2001
Wong Keem Ming	Finance & Accounting Manager	10/18/2000	10/18/2000
Thong Kah Weng	Procurement Manager	10/18/2000	10/18/2000
Wong Keem Ming	Controller	10/13/1997	10/13/1997
	Treasurer	10/13/1997	10/13/1997
Abdul Rais Muhamad Nor	Vice President	03/19/2001	03/19/2001
R. Scott Russell	Secretary	10/13/1997	10/13/1997
Common Shares

Treasury Shares:	0.00

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	0.00
CBI Peruana SAC (PERUANA)

Incorporated Date:	10/10/2006
Country:	Peru
Entity Type:	CBIBV Subsidiary
Common Shares

Number Authorized:	5,000.00
Number Issued:	5,000.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	4,999.99	99.9998%

Shareholders (Officers/Directors)	Number of Shares	% of Issued	% of Outstanding
Cipriano Cedano	0.01	0.0002%
CBI Services, Inc. (SERVICES)

Incorporated Date:	06/24/1985
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	CB&I Subsidiary
Federal Tax ID:	36-3369071
Principal Place of Business:	14107 S. Rt. 59
Plainfield, IL 60544-8984
USA
Registered Agent/Office:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
U.S.A.
Phone: 302-658-7581
Fiscal Year End:	12/31
Board Composition:	Current: 3; Min: 3; Max: 7
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
James E. Bollweg	Director	07/17/1998	08/30/2005
Terrence G. Browne	Director	11/18/2002	08/30/2005

Officer	Title	Start Date	Last Elected	End Date
Mark A. Stobart	Vice President — Sales	04/29/2005	08/30/2005
Gary L. Avril	Assistant Secretary	11/15/2004	08/30/2005
James E. Bollweg	President	07/17/1998	08/30/2005
Terrence G. Browne	Treasurer	11/18/2002
R. Scott Russell	Secretary	06/25/1985	09/05/2001
Preferred Shares Series B

Number Authorized:	48,000.00
Number Issued:	8,000.00
Percent Issued:	16.67%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Horton CBI, Limited	8,000.00	100.0000%
Common Shares

Number Authorized:	1,000,000.00	Par Value:	$1.00
Number Issued:	11,000.00
Percent Issued:	1.10%
Treasury Shares:	0.00
Number Outstanding:	11,000.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	11,000.00	100.0000%	100.0000%
Preferred Shares

Number Authorized:	100,000.00	Par Value:	$1.00
Number Issued:	22,202.00
Percent Issued:	22.20%

Comments:	(Preferred Shares Series A)

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Horton CBI, Limited	22,202.00	100.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CBI Venezolana, S. A. (VENEZOLANA)

Incorporated Date:	09/09/1985
Incorporated State:	Venezuela
Country:	Venezuela
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	c/o CBI Vensa
P.O. Box 41146
Houston, TX 77241-1146
U.S.A.
Registered Agent/Office:	Benson, Perez, Matos, Antakly & Watts
Centro Altamira, Piso 8
Av. San Juan Bosco
Altamira, Caracas
VENEZUELA
Phone: 316171
Fiscal Year End:	12/31
Board Composition:	Current: 5; Min: ; Max:

Director	Title	Start Date	Last Elected	End Date
Cesar E. Canals	Principal Director	07/19/2004
Martin Jose Galeno Marino	Principal Director	03/31/2004
Ken L. Schmidt	Principal Director	07/19/2004
Marisela Castro	Examiner	04/22/1994	03/31/2004
Maria Eugenia Figueroa	Alternate Director	03/31/2004
Jaime Gomez Pacheco	Alternate Director	03/31/2004
Maria Isabel Ponce	Alternate Director, Class One	02/27/1986	03/31/2004

Officer	Title	Start Date	Last Elected	End Date
Martin Jose Galeno Marino	Vice President	03/31/2004
Orlando Gomes	Treasurer	03/31/2004
Jose de Oliveira Parejo	Legal Representative	03/31/2004
Maria Isabel Ponce	Secretary	02/27/1986	03/31/2004
Abel Resende	Alternate Legal Representative	03/31/2004
Ken L. Schmidt	President	07/19/2004
Common Shares

Number Authorized:	17,200.00
Number Issued:	17,200.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	17,200.00	100.0000%
CBI de Nicaragua, Sociedad Anónima (00008)

Incorporated Date:	10/20/1998
Incorporated State:	Nicaragua
Country:	Nicaragua
Entity Type:	CB&I Subsidiary
Principal Place of Business:	c/o KPMG Nicaragua
Centro Banic Local Externo
Km 5 1/2 Carretera a Masaya, Apt. 809
Managua, Nicaragua
Fiscal Year End:	06/30

Director	Title	Start Date	Last Elected	End Date
R. Scott Russell	Secretary	10/20/1998	10/20/1998
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Common Shares

Number Authorized:	1,000.00	Par Value:	C$10.00
Number Issued:	1,000.00
Percent Issued:	100.00%

Comments:	C = Nicaraguan Cordobas

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CBI Caribe, Limited	1.00	0.1000%
Chicago Bridge & Iron Company	1.00	0.1000%
CBI Company Ltd.	998.00	99.8000%
CBI de Venezuela, C. A. (VENEZUELA)

Incorporated Date:	09/07/1972
Incorporated State:	Venezuela
Country:	Venezuela
Entity Type:	CB&I Subsidiary
Principal Place of Business:	c/o CBI Vensa
P.O. Box 41146
Houston, TX 77241-1146
U.S.A.
Fiscal Year End:	12/31
Board Composition:	Current: 3; Min: ; Max:

Director	Title	Start Date	Last Elected	End Date
Marisela Castro	Examiner	02/03/1994	03/15/2000
Cipriano Cedeño	Director	03/04/1998	03/15/2000
Rick L. Gorder	Director	08/07/1998	03/15/2000
Manuel G. Guillen	Alternate Director	09/07/1972	03/15/2000
Robert B. Jordan	Director	08/07/1998	03/15/2000
Mario D. Marquez	Director	08/07/1998	03/15/2000
José Millán	Director	07/01/1999	03/15/2000
Alberto Parra Febres	Alternate Director	03/09/1982	03/15/2000
M. I. de Ponce	Alternate Director	09/07/1972	03/15/2000

Officer	Title	Start Date	Last Elected	End Date
Jaime Gomez Pacheco	Assistant Secretary	02/19/1983	08/07/1998
Rick L. Gorder	General Manager	08/07/1998	08/07/1998
Mario D. Marquez	President	08/07/1998	08/07/1998
M. I. de Ponce	Secretary	03/31/1980	08/07/1998
Common Shares

Number Authorized:	25,050.00	Par Value:	Bs. 100
Number Issued:	25,050.00
Percent Issued:	100.00%

Comments:	Bs. = Venzuelan Bolivars

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	25,050.00	100.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

CMP Holdings B.V. (CMP)

Incorporated Date:	07/22/1981
Incorporated State:	The Netherlands
Country:	The Netherlands
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	Polariavenue 31 Hoofddorp The Netherlands
Registered Agent/Office:	Amsterdam Office The Netherlands
Fiscal Year End:	12/31
Board Composition:	Current: ; Min: 1; Max:

Director	Title	Start Date	Last Elected	End Date
Raymond Buckley	Director	10/01/2001	10/01/2001
Kevin Forder	Director
Common Shares

Number Authorized:	60,000,000.00	Par Value:	NLG 0,51
Number Issued:	42,889,195.00
Percent Issued:	71.48%
Treasury Shares:	0.00
Number Outstanding:	42,889,195.00
Percent Outstanding:	100.00%

Comments:	NLG = Dutch guilders

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	42,889,195.00	100.0000%	100.0000%
CSA Trading Company Ltd. (CSATRADING)

Incorporated Date:	11/04/2004
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	CB&I Subsidiary
Principal Place of Business:	2103 Research Forest Drive
Woodlands, TX 77380
U.S.A.
Registered Agent/Office:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
U.S.A.
Phone: 302-658-7581

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Ronald A. Ballschmiede	Director	06/26/2006

Officer	Title	Start Date	Last Elected	End Date
Philip K. Asherman	President	02/06/2006
Luciano Reyes	Treasurer	02/08/2006
R. Scott Russell	Secretary	11/04/2004	10/11/2005
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Common Shares

Number Authorized:	10,000.00	Par Value:	0.00
Number Issued:	10,000.00
Percent Issued:	100.00%

Comments:	CBI (a Del corp. is shareholder)

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	10,000.00	100.0000%
Cape Steel Material Supply Company, Ltd. (CAPESTEEL)

Incorporated Date:	12/18/1997
Incorporated State:	Cayman Islands
Country:	British West Indies
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	P.O. Box 46826
Abu Dhabi
United Arab Emirates
Registered Agent/Office:	Maples and Calder, Attorneys at Law
Ugland House, P.O. Box 309
George Town
Grand Cayman
Cayman Islands, British West Indies
Phone: 1-345-949-8066
Fiscal Year End:	12/31
Board Composition:	Current: ; Min: ; Max: 10

Director	Title	Start Date	Last Elected	End Date
Alan R. Black	Director	11/08/2000	11/08/2000
Kenneth W. Ford	Director	08/26/1998	11/08/2000
Harold P. Mercer	Director	08/27/2001	08/27/2001

Officer	Title	Start Date	Last Elected	End Date
Alan R. Black	Treasurer	11/08/2000
	Vice President	11/08/2000
Kenneth W. Ford	President	08/26/1998	08/26/1998
R. Scott Russell	Secretary	01/01/1998	01/01/1998
Common Shares

Number Authorized:	50,000.00	Par Value:	$1.00
Number Issued:	2.00
Percent Issued:	0.00%
Treasury Shares:	0.00
Number Outstanding:	2.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	2.00	100.0000%	100.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Central Trading Company, Ltd. (CENTRAL)

Incorporated Date:	12/09/1988
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	CB&I Subsidiary
Federal Tax ID:	36-3621439
Principal Place of Business:	1501 North Division Street
Plainfield, IL 60544
USA
Registered Agent/Office:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
U.S.A.
Phone: 302-658-7581
Fiscal Year End:	12/31
Board Composition:	Current: 1; Min: ; Max:

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Ronald A. Ballschmiede	Director	06/26/2006

Officer	Title	Start Date	Last Elected	End Date
Philip K. Asherman	President	02/06/2006
Luciano Reyes	Treasurer	02/08/2006
R. Scott Russell	Secretary	11/16/1999	10/11/2005
Common Shares

Number Authorized:	1,000.00	Par Value:	$1.00
Number Issued:	1,000.00
Percent Issued:	100.00%
Treasury Shares:	0.00
Number Outstanding:	1,000.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	1,000.00	100.0000%	100.0000%
Chicago Bridge & Iron (Antilles) N. V. (ANTILLES)

Incorporated Date:	04/15/1996
Incorporated State:	Curacao
Country:	Netherlands Antilles
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	de Ruyterkade 62
Curacao
Netherlands Antilles
Fiscal Year End:	12/31
Board Composition:	Current: ; Min: 1; Max:
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Common Shares

Number Authorized:	30,000.00	Par Value:	$1.00
Number Issued:	6,000.00
Percent Issued:	20.00%
Treasury Shares:	0.00
Number Outstanding:	6,000.00
Percent Outstanding:	100.00%

Comments:	Paid up Capital — $6,000

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	6,000.00	100.0000%	100.0000%
Chicago Bridge & Iron (España) S.A. (PRISA)

Incorporated Date:	07/22/1986
Incorporated State:	Spain
Country:	Spain
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	pio XII — No. 48 — 18o
Madrid
Spain 28014

Director	Title	Start Date	Last Elected	End Date
Benny Abraham	Director	11/01/2001	11/01/2001
Raymond Buckley	Director	06/30/2001	06/30/2001

Officer	Title	Start Date	Last Elected	End Date
Inigo Bastarreche Sagues	Secretary
Common Shares

Number Authorized:	25,000,000.00	Par Value:	1 peseta
Number Issued:	25,000,000.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	25,000,000.00	100.0000%
Chicago Bridge & Iron Company (CBIIL)

Incorporated Date:	08/08/1889
Incorporated State:	Illinois
Country:	U.S.A.
Entity Type:	CB&I Subsidiary
Federal Tax ID:	36-0897120
Principal Place of Business:	14105 S. Rt. 59
Plainfield, IL 60544
USA
Registered Agent/Office:	C T Corporation System
Registered Office
208 South La Salle Street
Chicago, IL 60604
U.S.A.
Phone: 312-263-1414
Fiscal Year End:	12/31
Board Composition:	Current: 2; Min: ; Max:
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Ronald A. Ballschmiede	Director	06/26/2006

Officer	Title	Start Date	Last Elected	End Date
Philip K. Asherman	President	02/06/2006
Luciano Reyes	Treasurer	02/08/2006
R. Scott Russell	Secretary	06/30/1989	10/11/2005
Common Shares

Number Authorized:	1,000.00	Par Value:	$1.00
Number Issued:	1,000.00
Percent Issued:	100.00%
Treasury Shares:	0.00
Number Outstanding:	1,000.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	1,000.00	100.0000%	100.0000%
Chicago Bridge & Iron Company (CBI)

Incorporated Date:	01/10/1996
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	CBINV Subsidiary
Federal Tax ID:	06-1477022
Charter ID:	2580634
Principal Place of Business:	14105 S. Rt. 59
Plainfield, IL 60544
USA
Registered Agent/Office:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
U.S.A.
Phone: 302-658-7581
Fiscal Year End:	12/31
Board Composition:	Current: 2; Min: 1; Max: 11
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/03/2006
Ronald A. Ballschmiede	Director	06/26/2006

Officer	Title	Start Date	Last Elected	End Date
Beth Bailey	Senior Vice President — Information Technology	02/14/2006
Ronald A. Ballschmiede	Executive Vice President & Chief Financial Officer	06/26/2006
Ronald E. Blum	Executive Vice President — Global Business Development	03/05/2006
David P. Bordages	Vice President — Human Resources and Administration	02/25/2002	10/11/2005
	Long-Term Incentive Plan Committee Member	04/18/2002
Juliet M. DeBruin	Vice President — Global Marketing	03/08/2006
Samuel C. Leventry	Vice President — Technology Services	09/05/2001	10/11/2005
Chip Ray	Senior Vice President — Corporate Planning	02/14/2006
Ronald B. Rector	Senior Vice President-Risk Management	06/07/2006
John W. Redmon	Executive Vice President-Operations	05/31/2006
James R. Rhudy	Vice President — Health, Safety & Environmental	01/22/2002	10/11/2005
Travis L. Stricker	Corporate Controller & Chief Accounting Officer	06/05/2006
Philip K. Asherman	President	02/03/2006
	Chief Executive Officer	02/03/2006
James M. Braden	Vice President	09/05/2001	10/11/2005
Walter G. Browning	Vice President	03/18/2004	10/11/2005
	General Counsel	03/18/2004	10/11/2005
	Secretary	03/18/2004	10/11/2005
Luciano Reyes	Treasurer	02/08/2006
	Vice President	02/08/2006
R. Scott Russell	Assistant Secretary	03/04/1997	10/11/2005
Luke V. Scorsone	Vice President	03/10/2006
Common Shares

Number Authorized:	3,000.00	Par Value:	0
Number Issued:	100.00
Percent Issued:	3.33%
Treasury Shares:	0.00
Number Outstanding:	100.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company N.V.	100.00	100.0000%	100.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Chicago Bridge & Iron Company & Co. L.L.C. (CBILLC)

Incorporated Date:	04/22/2003
Incorporated State:	Oman
Country:	Oman
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	RUWI
P. O. Box 1637
Postal Code 112, RI Ruwi
Oman

Officer	Title	Start Date	Last Elected	End Date
Raymond Buckley	Manager	04/22/2003
Steven W. Knott	Manager
Andre Leon	Manager
Common Shares

Number Authorized:	150,000.00
Number Issued:	150,000.00
Percent Issued:	100.00%

Comments:	Capital RD 150,000 Sayyid Slaem Musallam Ali Al-Bussaidy 45,000 = 30% Chicago Bridge & Iron Company B.V. 105,000 = 70%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	105,000.00	70.0000%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Sayyid Slaem Musallam Ali Al Bussaidy	45,000.00	30.0000%
Chicago Bridge & Iron Company (Delaware) (CBIDEL)

Incorporated Date:	05/14/1979
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	CB&I Subsidiary
Federal Tax ID:	36-3026565
Charter ID:	0872560
Principal Place of Business:	14105 S. Rt. 59
Plainfield, IL 60544
USA
Registered Agent/Office:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
U.S.A.
Phone: 302-658-7581
Fiscal Year End:	12/31
Board Composition:	Current: 3; Min: ; Max:
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Ronald A. Ballschmiede	Director	06/26/2006

Officer	Title	Start Date	Last Elected	End Date
Philip K. Asherman	President	02/06/2006
Ned Bacon	Vice President	03/18/1999	10/11/2005
Walter G. Browning	Vice President	03/18/2004	10/11/2005
	General Counsel	03/18/2004
Samuel C. Leventry	Vice President	09/16/1998	10/11/2005
Luciano Reyes	Treasurer	02/08/2006
R. Scott Russell	Secretary	05/08/1996	10/11/2005
James M. Schleife	Vice President	12/31/1996	10/11/2005
Common Shares

Number Authorized:	1,000.00	Par Value:	$1.00
Number Issued:	1,000.00
Percent Issued:	100.00%
Treasury Shares:	0.00
Number Outstanding:	1,000.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	1,000.00	100.0000%	100.0000%
Chicago Bridge & Iron Company (Egypt) LLC (00014)

Incorporated Date:	11/23/1999
Incorporated State:	Giza
Country:	Egypt
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	El Pharana St., No. 5
Alexandria
Egypt

Director	Title	Start Date	Last Elected	End Date
Steven W. Knott	Director	03/03/2004

Officer	Title	Start Date	Last Elected	End Date
Antony George Bean	Manager, Syrian Branch	04/20/2000	04/20/2000
Steven W. Knott	General Manager	03/29/2004
Basil Marco	Manager	11/23/1999	11/23/1999	12/31/2003
Common Shares

Number Authorized:	2,000.00	Par Value:	LE 100.00
Number Issued:	2,000.00
Percent Issued:	100.00%

Comments:	LE = Egyptian pounds

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	1,600.00	80.0000%

Shareholders (Officers/Directors)	Number of Shares	% of Issued	% of Outstanding
Basil Marco	200.00	10.0000%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Mike Nassar		200.00	10.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Chicago Bridge & Iron Company B.V. (BV)

Incorporated Date:	03/17/1997
Incorporated State:	The Netherlands
Country:	The Netherlands
Entity Type:	CBINV Subsidiary
Charter ID:	33286441
Principal Place of Business:	Polarisavenue 31
2132 JH Hoofddorp
The Netherlands
Registered Agent/Office:	Amsterdam Office
The Netherlands
Fiscal Year End:	12/31

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Managing Director	10/18/2004
Ronald A. Ballschmiede	Managing Director	07/28/2006
Peter K. Bennett	Managing Director	06/10/2004

Officer	Title	Start Date	Last Elected	End Date
Walter G. Browning	Secretary	03/18/2004
John R. Edmonds	Vice President-Area Director of Operations, EAME	09/16/1998	09/16/1998
R. Scott Russell	Assistant Secretary
Common Shares

Number Authorized:	200.00	Par Value:	NLG 1,000
Number Issued:	50.00
Percent Issued:	25.00%
Treasury Shares:	0.00
Number Outstanding:	50.00
Percent Outstanding:	100.00%

Comments:	PAR value is in Dutch guilders

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Lealand Finance Company B.V.	50.00	100.0000%	100.0000%
Chicago Bridge & Iron Company N.V. (NV)

Incorporated Date:	11/22/1996
Incorporated State:	The Netherlands
Country:	The Netherlands
Entity Type:	Parent
Charter ID:	33290578
Principal Place of Business:	Polarisavenue 31
2132 JH Hoofddorp
The Netherlands
Registered Agent/Office:	Amsterdam Office
The Netherlands
Fiscal Year End:	12/31
Board Composition:	Current: ; Min: 6; Max: 12
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Supervisory Board	07/28/2006
Jerry H. Ballengee	Supervisory Board	03/26/1997	05/10/2001
L. Richard Flury	Supervisory Board	05/08/2003
J. Charles Jennett	Supervisory Board	03/26/1997	05/10/2001
Vincent L. Kontny	Supervisory Board	03/26/1997	05/10/2001
Gary L. Neale	Supervisory Board	03/26/1997	05/10/2001
L. Donald Simpson	Supervisory Board	03/26/1997	05/10/2001
Marsha C. Williams	Supervisory Board	03/26/1997	05/10/2001

Officer	Title	Start Date	Last Elected	End Date
Jerry H. Ballengee	Non Executive Chairman	02/03/2006
Walter G. Browning	Secretary	03/18/2004
R. Scott Russell	Assistant Secretary
Common Shares

Number Authorized:	250,000,000.00	Par Value:	NLG 0,01
Number Issued:	98,083,608.00
Percent Issued:	39.23%

Comments:	Share Capital EUR 500,000
Chicago Bridge Uruguay S.A. (00007)

Incorporated Date:	12/12/1996
Incorporated State:	Uruguay
Country:	Uruguay
Entity Type:	CBIBV Subsidiary

Officer	Title	Start Date	Last Elected	End Date
Antonio J. Medic	President	07/23/2002
Common Shares

Number Authorized:	1,050,000.00	Par Value:	$1
Number Issued:	262,500.00
Percent Issued:	25.00%

Comments:	$ = Uruguayan peso

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	262,500.00	100.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Chicago Bridge de México, S.A. de C.V. (00006)

Incorporated Date:	01/13/1998
Incorporated State:	Mexico
Country:	Mexico
Entity Type:	CBIBV Subsidiary
Federal Tax ID:	ACE-980113T61
Principal Place of Business:	Cuernavaca No. 106
Col Condesa
06140 Mexico, D.F.
Fiscal Year End:	12/31

Director	Title	Start Date	Last Elected	End Date
Mario D. Marquez	Director
Tommy C. Rhodes	Director

Officer	Title	Start Date	Last Elected	End Date
Jorge Alamillo	Alternate Examiner
Carlos Rodriguez	Examiner
Common Shares

Number Authorized:	1,000.00	Par Value:	$50.00 M.N.
Number Issued:	1,000.00
Percent Issued:	100.00%

Comments:	Class B shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	1.00	0.1000%
Chicago Bridge & Iron Company B.V.	999.00	99.9000%
Constructora C.B.I. Limitada (CHILE)

Incorporated Date:	02/06/1987
Incorporated State:	Chile
Country:	Chile
Entity Type:	CB&I Subsidiary
Principal Place of Business:	Mirafores 178-Piso 23
Santiago
Chile

Director	Title	Start Date	Last Elected	End Date
Ltd. CBI Company	Director
Company Chicago Bridge & Iron	Director

Officer	Title	Start Date	Last Elected	End Date
David J. Prom	Contract Supervisor	02/06/1987
L. A. Salas	Contracting Engineer	02/06/1987
T.R. Schmitt	General Manager	02/06/1987
Common Shares

Number Authorized:	205,000.00	Par Value:	1 peso
Number Issued:	205,000.00
Percent Issued:	100.00%
Treasury Shares:	0.00
Number Outstanding:	205,000.00
Percent Outstanding:	100.00%

Comments:	205,000 pesos = US $1,000.00

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	2,050.00	1.0000%	1.0000%
CBI Company Ltd.	202,950.00	99.0000%	99.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Constructors International, L.L.C. (CILLC)

Incorporated Date:	08/20/1974
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	Howe-Baker International, L.L.C.
Federal Tax ID:	75-2905207
Principal Place of Business:	3102 East Fifth Street
P.O. Box 956
Tyler, TX 75710
U.S.A.
Registered Agent/Office:	CT Corporation System
1021 Main Street
Suite 1150
Houston, DE TX 77002

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Luke V. Scorsone	Director	01/01/2004

Officer	Title	Start Date	Last Elected	End Date
PATRICK H. JAMESON	Vice Preisdent — Sales, Syngas & Separations Technologies	09/02/2004
Stephen L. Sanson	Finance Controller	07/24/2006
Mary C. Bray	Secretary	07/05/2004
Luciano Reyes	Treasurer	07/24/2006
R. Scott Russell	Assistant Secretary	08/20/2001	08/20/2001
Luke V. Scorsone	President	01/01/2004
Units of Ownership

Number Authorized:	2,500.00
Number Issued:	2,500.00
Percent Issued:	100.00%
Treasury Shares:	0.00
Number Outstanding:	2,500.00
Percent Outstanding:	100.00%
Fibre Making Processes, Inc. (FIBRE)

Incorporated Date:	09/01/1916
Incorporated State:	Illinois
Country:	U.S.A.
Entity Type:	CB&I Subsidiary
Federal Tax ID:	94-1014317
Principal Place of Business:	1501 North Division Street
Plainfield, IL 60544-8984
USA
Registered Agent/Office:	C T Corporation System
Registered Office
208 South La Salle Street
Chicago, IL 60604
U.S.A.
Phone: 312-263-1414
Board Composition:	Current: 5; Min: ; Max:
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Ronald A. Ballschmiede	Director	06/26/2006

Officer	Title	Start Date	Last Elected	End Date
Philip K. Asherman	President	02/06/2006
Luciano Reyes	Treasurer	02/08/2006
R. Scott Russell	Secretary	05/08/1996	10/11/2005
Common Shares

Number Authorized:	750.00	Par Value:	$100.00
Number Issued:	750.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	750.00	100.0000%
HBI Holdings, LLC (HBIHLDGS)

Incorporated Date:	07/23/1999
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	Howe-Baker International, LLC
Federal Tax ID:	75-2838623
Charter ID:	3073838
Principal Place of Business:	3102 East Fifth Street
Tyler, TX 75710
U.S.A.
Registered Agent/Office:	Mitchell Bernhard
DE

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Luke V. Scorsone	Director	01/01/2004	10/11/2005

Officer	Title	Start Date	Last Elected	End Date
Stephen L. Sanson	Finance Controller	07/24/2006
Mary C. Bray	Secretary	07/05/2004	10/11/2005
Luciano Reyes	Treasurer	07/24/2006
R. Scott Russell	Assistant Secretary	08/20/2001	10/11/2005
Luke V. Scorsone	President	01/01/2004	10/11/2005
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Units of Ownership

Number Authorized:	100.00
Number Issued:	100.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Howe-Baker International Management, LLC	100.00	100.0000%
Highland Trading Company, Ltd. (HIGHLAND)

Incorporated Date:	09/12/1989
Incorporated State:	Cayman Islands
Country:	British West Indies
Entity Type:	Cromartie Trust Subsidiary
Principal Place of Business:	P.O. Box 3534
Fort Saskatchewan, ALB T8L2T4
Canada
Registered Agent/Office:	Maples and Calder, Attorneys at Law
Ugland House, P.O. Box 309
George Town
Grand Cayman
Cayman Islands, British West Indies
Phone: 1-345-949-8066
Fiscal Year End:	09/11
Board Composition:	Current: 0; Min: 1; Max: 10

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Ronald A. Ballschmiede	Director	06/26/2006

Officer	Title	Start Date	Last Elected	End Date
Philip K. Asherman	President	02/06/2006
Timothy J. Moran	Treasurer	08/01/2002
R. Scott Russell	Secretary	08/01/2002
Common Shares

Number Authorized:	50,000.00	Par Value:	$1.00
Number Issued:	2.00
Percent Issued:	0.00%
Treasury Shares:	0.00
Number Outstanding:	2.00
Percent Outstanding:	100.00%

Comments:	09/26/1994: Reduction in authorized capital from 900,000 shares of US$1.00 each to 50,000 shares of US$1.00 each

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
APS Holdings Co.	2.00	100.0000%	100.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Horton CBI, Limited (HORTONCBI)

Incorporated Date:	08/04/1916
Incorporated State:	Canada
Country:	Canada
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	not known
Fort Saskatchewan
Alberta, Canada
Registered Agent/Office:	Osler, Hoskin & Harcourt
P.O. Box 50, First Canadian Place
Toronto
Ontario, M6X 1B8
CANADA
Phone: (416) 362-2111
Fiscal Year End:	12/31
Board Composition:	Current: 6; Min: 3; Max: 9

Director	Title	Start Date	Last Elected	End Date
Marc R. Beauregard	Director	05/22/1990	05/02/2001
James E. Bollweg	Director	02/07/2001	05/02/2001
Mark A. Stobart	Director	04/15/1998	05/02/2001
Karl Thiessen	Director	05/09/2000	05/02/2001
George D. Wilson	Director	04/26/1996	05/02/2001

Officer	Title	Start Date	Last Elected	End Date
Marc R. Beauregard	General Manager — Operations		05/02/2001
William A. Stobart	Director of Sales		05/02/2001
Karl Thiessen	Vice President — Construction	05/09/2000	05/02/2001
Marc R. Beauregard	President	05/22/1990	05/02/2001
James E. Bollweg	Vice President	02/07/2001	05/02/2001
James W. House	Treasurer	05/07/1998	05/02/2001
Beverly G. Nicholls	Secretary	05/07/1998	05/02/2001
Mark A. Stobart	Vice President		05/02/2001
George D. Wilson	Vice President-Engineering	04/26/1996	05/02/2001
Common Shares

Number Authorized:	65,000.00	Par Value:	$10.00
Number Issued:	64,979.00
Percent Issued:	99.97%

Comments:	$ = Canadian dollars

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	64,965.00	99.9785%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
William Inman	13.00	0.0200%
Phil Chasin	1.00	0.0015%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Howe-Baker Eastern Limited (HBEL)

Incorporated Date:	11/06/2001
Incorporated State:	United Kingdom
Country:	United Kingdom
Principal Place of Business:	20 Eastbourne Terrace
London
United Kingdom
Registered Agent/Office:	Mary Ryan
20 Eastbourne Terrace
London
United Kingdom

Director	Title	Start Date	Last Elected	End Date
Kevin Forder	Director	01/09/2006
Duncan MacPhee	Director	06/22/2004

Officer	Title	Start Date	Last Elected	End Date
Piers Morris	Secretary
Common Shares

Number Authorized:	1,000,000.00
Number Issued:	1.00
Percent Issued:	0.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	1.00	100.0000%
Howe-Baker Engineers, Ltd. (HBENG.LTD)

Incorporated Date:	01/04/2001
Incorporated State:	Texas
Country:	U.S.A.
Entity Type:	Howe-Baker International, L.L.C.
Federal Tax ID:	75-2912742
Charter ID:	036393
Principal Place of Business:	Highway 850 East
Tyler, TX 75705
USA

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Luke V. Scorsone	Director	01/01/2004

Officer	Title	Start Date	Last Elected	End Date
Stephen L. Sanson	Finance Controller	07/24/2006
G. Darrell Scruggs	Vice President - Sales, Syngas & Separations Technologies	09/20/2004
Mary C. Bray	Secretary	07/05/2004
James E. Lewis	Vice President	02/02/2002
Luciano Reyes	Treasurer	07/24/2006
R. Scott Russell	Assistant Secretary	08/20/2001	08/20/2001
Luke V. Scorsone	President	01/01/2004
Scott Wiseman	Vice President	04/17/2003
Stock Units

Number Authorized:	100.00
Number Issued:	100.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Howe-Baker Holdings, L.L.C.	99.00	99.0000%
Howe-Baker Management, L.L.C.	1.00	1.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Howe-Baker Holdings, L.L.C. (HBHLDG)

Incorporated Date:	06/27/1974
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	Howe-Baker International, L.L.C.
Federal Tax ID:	75-2905206
Principal Place of Business:	3102 East Fifth Street
Tyler, TX, TX 75710
U.S.A.
Registered Agent/Office:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
U.S.A.
Phone: 302-658-7581

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Ronald A. Ballschmiede	Director	06/26/2006
Luke V. Scorsone	Director	01/01/2004	10/11/2005

Officer	Title	Start Date	Last Elected	End Date
Stephen L. Sanson	Finance Controller	07/24/2006
Mary C. Bray	Secretary	07/05/2004	10/11/2005
John W. Redmon	Vice President	10/11/2005
Luciano Reyes	Treasurer	07/24/2006
R. Scott Russell	Assistant Secretary	08/20/2001	10/11/2005
Luke V. Scorsone	President	01/01/2004	10/11/2005
Units of Ownership

Number Authorized:	100.00
Number Issued:	100.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Howe-Baker International Management, LLC	100.00	100.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Howe-Baker International Management, LLC (HBIM,L.L.C)

Incorporated Date:	07/23/1999
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	Howe-Baker International, L.L.C.
Federal Tax ID:	75-2838620
Charter ID:	3073839
Principal Place of Business:	3102 East Fifth Street
Tyler, TX 75701
U.S.A.
Registered Agent/Office:	CT Corporation System
1021 Main Street
Suite 1150
Houston, DE TX 77002

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Ronald A. Ballschmiede	Director	06/26/2006
Luke V. Scorsone	Director	01/01/2004	10/11/2005

Officer	Title	Start Date	Last Elected	End Date
Stephen L. Sanson	Finance Controller	07/24/2006
Scott T. Baker	President	04/25/2005	10/11/2005
Mary C. Bray	Secretary	07/05/2004	10/11/2005
Luciano Reyes	Treasurer	07/24/2006
R. Scott Russell	Assistant Secretary	08/20/2001	10/11/2005
H. Don Wright	Vice President	05/06/2005	10/11/2005
Units of Ownership

Number Authorized:	100.00
Number Issued:	100.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Howe-Baker International, L.L.C.	100.00	100.0000%
Howe-Baker International, L.L.C. (HBINT.LLC)

Incorporated Date:	08/27/1980
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	Howe-Baker International, L.L.C.
Federal Tax ID:	75-2905191
Charter ID:	0707962623
Principal Place of Business:	3102 E 5th St.
Tyler, TX 75701
USA
Registered Agent/Office:	CT Corporation System
1021 Main Street
Suite 1150
Houston, DE TX 77002

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Ronald A. Ballschmiede	Director	06/26/2006
Luke V. Scorsone	Director	01/01/2004	10/11/2005

Officer	Title	Start Date	Last Elected	End Date
Donald D. Mulraney	Vice President - Business Development	01/03/2003	10/11/2005
Stephen L. Sanson	Finance Controller	07/24/2006
Mary C. Bray	Secretary	07/05/2004	10/11/2005
Luciano Reyes	Treasurer	07/24/2006
R. Scott Russell	Assistant Secretary	08/20/2001	10/11/2005
Luke V. Scorsone	President	01/01/2004	10/11/2005
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Units of Ownership

Number Authorized:	880.00
Number Issued:	880.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	880.00	100.0000%
Howe-Baker Management, L.L.C. (HBMGMT,LLC)

Incorporated Date:	09/24/1998
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	Howe-Baker International, L.L.C.
Federal Tax ID:	75-2905212
Principal Place of Business:	3102 East Fifth Street
Tyler, TX 75710
U.S.A.
Registered Agent/Office:	CT Corporation System
1021 Main Street
Suite 1150
Houston, DE TX 77002

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Ronald A. Ballschmiede	Director	06/26/2006
Luke V. Scorsone	Director	01/01/2004	10/11/2005

Officer	Title	Start Date	Last Elected	End Date
Stephen L. Sanson	Finance Controller	07/24/2006
G. Darrell Scruggs	Vice President, Sales, Syngas & Separations Technology	09/20/2004
Mary C. Bray	Secretary	07/05/2004	10/11/2005
James E. Lewis	Vice President	02/02/2002	10/11/2005
John W. Redmon	Vice President	10/11/2005
Luciano Reyes	Treasurer	07/24/2006
R. Scott Russell	Assistant Secretary	08/20/2001	10/11/2005
Luke V. Scorsone	President	01/01/2004	10/11/2005
Scott Wiseman	Vice President	04/17/2003	10/11/2005
Units of Ownership

Number Authorized:	1,000.00
Number Issued:	1,000.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Howe-Baker Holdings, L.L.C.	1,000.00	100.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

International Process Supply Company, Ltd (IPSC)

Incorporated Date:	02/28/2002
Incorporated State:	Cayman Islands
Country:	British West Indies
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	P. O. Box 309 GT
Ugland House, South Church St.
George Town
Grand Cayman
Registered Agent/Office:	Maples and Calder, Attorneys at Law
Ugland House, P.O. Box 309
George Town
Grand Cayman
Cayman Islands, British West Indies
Phone: 1-345-949-8066

Director	Title	Start Date	Last Elected	End Date
Kenneth W. Ford	Director	02/28/2002
Harold P. Mercer	Director	08/27/2001

Officer	Title	Start Date	Last Elected	End Date
Kenneth W. Ford	President	02/28/2002	04/18/2002
R. Scott Russell	Secretary	04/18/2002
Common Shares

Number Authorized:	50,000.00
Number Issued:	50,000.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	50,000.00	100.0000%
JOHN BROWN HYDROCARBONS B.V. (JBHYDROBV)

Incorporated Date:	09/26/2003
Incorporated State:	The Netherlands
Country:	The Netherlands
Entity Type:	CBIBV Subsidiary
Charter ID:	34196279
Principal Place of Business:	Polarisavenue 31
2131 JH Hoofddorp
The Netherlands
Common Shares

Number Authorized:	18,000.00	Par Value:	1.00

Comments:	(Euro). Upon incorporation the issued capital shall amount of 18,000 (Euro) divided into 18,000 shares, numbered 1 to 18,000

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CMP Holdings B.V.
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

JOHN BROWN KISH LTD. (KISH)

Incorporated Date:	02/06/2002
Country:	Iran
Entity Type:	CB&I John Brown Subsidiary
Principal Place of Business:	No. 131
Golestan Ave
Kish Island
Iran

Director	Title	Start Date	Last Elected	End Date
Ian Corbidge	Director	06/08/2002

Officer	Title	Start Date	Last Elected	End Date
Ian Corbidge	Secretary
Common Shares

Comments:	100% John Brown Hydrocarbons Ltd. 100% Capital = Rls. 40,000,000 95% held by CB&I John Brown Limited

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I UK LIMITED
Lealand Finance Company B.V. (LEALAND)

Incorporated Date:	12/30/1996
Incorporated State:	The Netherlands
Country:	The Netherlands
Entity Type:	CBINV Subsidiary
Principal Place of Business:	Lealand Finance Company
Polarisavenue 31, Hoofddorp
Registered Agent/Office:	Caron & Stevens
Hirsch Gebouw, Leidseplein 29
1017 PS Amsterdam
The Netherlands
Phone: 31(0)20-551-7555
Fiscal Year End:	12/31
Board Composition:	Current: ; Min: 1; Max:
Common Shares

Number Authorized:	200.00	Par Value:	NLG 1000
Number Issued:	40.00
Percent Issued:	20.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company N.V.	40.00	100.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.) (MATRIXENG)

Incorporated Date:	09/01/1999
Incorporated State:	Texas
Country:	U.S.A.
Entity Type:	Howe-Baker International, L.L.C.
Federal Tax ID:	74-1974536
Principal Place of Business:	5324 Gorman Rd
Beaumont, TX 77705
U.S.A.
Registered Agent/Office:	Mitchell M. Bernhard
3102 East Fifth Street
Tyler, Texas 75701, TX
U.S.A.
Phone: 1-903-595-7919

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Ronald A. Ballschmiede	Director	06/26/2006
Luke V. Scorsone	Director	01/01/2004

Officer	Title	Start Date	Last Elected	End Date
Bret E. Hagemeier	Finance Controller	07/24/2006
Scott T. Baker	President	04/25/2005
Mary C. Bray	Secretary	06/30/2004
Luciano Reyes	Treasurer	07/24/2006
R. Scott Russell	Assistant Secretary	08/20/2001	08/20/2001
H. Don Wright	Vice President	05/06/2005
Capital Contributions

Number Authorized:	100.00
Number Issued:	100.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Howe-Baker Holdings, L.L.C.	99.90	99.9000%
Howe-Baker International Management, LLC	0.10	0.1000%
Matrix Management Services, L.L.C. (MATMANSVC)

Incorporated Date:	08/02/1999
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	Howe-Baker International, L.L.C.
Federal Tax ID:	75-2838621
Principal Place of Business:	Matrix Engineering, Ltc.
5324 Gorman Rd.
Beaumont, TX 77705
U.S.A.
Registered Agent/Office:	Mitchell Bernhard
DE
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Ronald A. Ballschmiede	Director	06/26/2006
Luke V. Scorsone	Director	01/01/2004	10/11/2005

Officer	Title	Start Date	Last Elected	End Date
David L. Anders	Vice President-Project Support Services	02/03/2005
Bret E. Hagemeier	Finance Controller	07/24/2006
Scott T. Baker	President	03/24/2006
Mary C. Bray	Secretary	07/05/2004	10/11/2005
Lee Murphy	Vice President		10/11/2005
John W. Redmon	Vice President	10/11/2005
Luciano Reyes	Treasurer	07/24/2006
R. Scott Russell	Assistant Secretary	08/20/2001	10/11/2005
Units of Ownership

Number Authorized:	100.00
Number Issued:	100.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Matrix Engineering, Ltd. (MANAGED BY	100.00	100.0000%
HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)
NM-CBI (NMCBI)

Incorporated Date:	04/01/1985
Incorporated State:	Trinidad
Country:	Trinidad
Entity Type:	CB&I Subsidiary
Principal Place of Business:	See CBI Company
Common Shares

Number Authorized:	100.00	Par Value:	0
Number Issued:	100.00
Percent Issued:	100.00%

Comments:	100 is not correct number of shares. Number in unknown. However, owned 100% by CBI Company Ltd per Mario Valaperta, 9/23/03.

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CBI Company Ltd.	100.00	100.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Neo Creator Co, Limited (NEOCREATOR)

Incorporated Date:	01/24/2003
Incorporated State:	Bangkok Metropolis, Thailand
Country:	Thailand
Entity Type:	CBIBV Subsidiary
Federal Tax ID:	3 03078978 5
Charter ID:	Reg. 10254600106
Principal Place of Business:	16th Floor, Dietheim Tower A
93/1 Wireless Road
Bangkok Metropolis
Thailand

Director	Title	Start Date	Last Elected	End Date
Phillip Charles Rose	Operation Manager	03/10/2003
Jim Balderstone	Director	07/12/2006
Pin-Chung Han	Director	03/10/2003
Geoffrey Loft	Director	07/12/2006
Keith E. Nockels	Director	03/10/2003
Poosit Titanantabutr	Sales Manager	01/17/2003

Officer	Title	Start Date	Last Elected	End Date
Siwakorn Chornchuen	Finance & Accounting Manager	03/10/2003
Common Shares

Number Authorized:	1,000.00	Par Value:	100 B
Number Issued:	1,000.00
Percent Issued:	100.00%

Comments:	B = Thai Baht Group A Shares are numbered 1 — 499 Group B Shares are numbered 500 — 1000

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	499.00	49.9000%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Satit Sensupa	1.00	0.1000%
Adisak Poonithet	1.00	0.1000%
Thansammorn Manasarn	1.00	0.1000%
Anawat Malamarn	1.00	0.1000%
Patthara Wasinwatthanapong	1.00	0.1000%
Pongyuth Chueasoey	1.00	0.1000%
Chairat Traisarnsri	1.00	0.1000%
VPPW Business Consultant Ltd.	494.00	49.4000%
Oasis Supply Company Anstalt (OASISANST)

Incorporated Date:	12/21/1973
Incorporated State:	Vaduz, Liechtenstein
Country:	Liechtenstein
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	P. O. Box 2750
Dubai
United Arab Emirates
Fiscal Year End:	12/31
Board Composition:	Current: ; Min: 1; Max:
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Director	Title	Start Date	Last Elected	End Date
Andre Leon	Administrator
P. Marxer	Administrator	12/21/1973	08/01/2002
Harold P. Mercer	Administrator	01/28/2002	08/01/2002
Common Shares

Number Authorized:	1.00	Par Value:	sfr.20,000
Number Issued:	1.00
Percent Issued:	100.00%

Comments:	sfr. = Swiss francs

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CBI Eastern Anstalt	1.00	100.0000%
Oasis Supply Company, Ltd. (OASISLTD)

Incorporated Date:	03/28/1991
Incorporated State:	Cayman Islands
Country:	British West Indies
Entity Type:	Cromartie Trust Subsidiary
Registered Agent/Office:	Maples and Calder, Attorneys at Law
Ugland House, P.O. Box 309
George Town
Grand Cayman
Cayman Islands, British West Indies
Phone: 1-345-949-8066
Fiscal Year End:	12/31
Board Composition:	Current: ; Min: 1; Max: 10

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Ronald A. Ballschmiede	Director	06/26/2006

Officer	Title	Start Date	Last Elected	End Date
Philip K. Asherman	President	02/06/2006
Timothy J. Moran	Treasurer	08/01/2002
R. Scott Russell	Secretary	08/01/2002
Common Shares

Number Authorized:	50,000.00	Par Value:	$1.00
Number Issued:	2.00
Percent Issued:	0.00%
Treasury Shares:	0.00
Number Outstanding:	2.00
Percent Outstanding:	100.00%

Comments: 09/26/1994: Authorized capital reduce from 900,000 shares of US$1.00 each to 50,000 shares of US$1.00 each

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
APS Holdings Co.	2.00	100.0000%	100.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Oceanic Contractors, Inc. (OCEANIC)

Incorporated Date:	09/14/1964
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	CB&I Subsidiary
Federal Tax ID:	36-2536765
Principal Place of Business:	1501 North Division Street
Plainfield, IL 60544
USA
Registered Agent/Office:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
U.S.A.
Phone: 302-658-7581
Fiscal Year End:	12/31
Board Composition:	Current: 1; Min: ; Max:

Director	Title	Start Date	Last Elected	End Date
Philip K. Asherman	Director	02/06/2006
Ronald A. Ballschmiede	Director	06/26/2006

Officer	Title	Start Date	Last Elected	End Date
Philip K. Asherman	President	02/06/2006
Luciano Reyes	Treasurer	02/08/2006
R. Scott Russell	Secretary	11/16/1999	09/05/2001
Common Shares

Number Authorized:	100,000.00	Par Value:	$10.00
Number Issued:	45,720.00
Percent Issued:	45.72%
Treasury Shares:	0.00
Number Outstanding:	45,720.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	45,720.00	100.0000%	100.0000%
Oxford Metal Supply Limited (OXFORD)

Incorporated Date:	05/09/1960
Incorporated State:	United Kingdom
Country:	England
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	20 Eastbourne Terrace
London
United Kingdom
Registered Agent/Office:	Mary Ryan
20 Eastbourne Terrace
London
United Kingdom
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Director	Title	Start Date	Last Elected	End Date
Kevin Forder	Director	01/09/2006
Duncan MacPhee	Director	06/22/2004

Officer	Title	Start Date	Last Elected	End Date
Raymond Buckley	Chairman	10/15/2001	10/15/2001
Piers Morris	Secretary	08/03/2004
Common Shares

Number Authorized:	100.00	Par Value:	L1.00
Number Issued:	100.00
Percent Issued:	100.00%

Comments:	L = English pound

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CBI Constructors Limited	99.00	99.0000%

Shareholders (Officers/Directors)	Number of Shares	% of Issued	% of Outstanding
J. Robert McKenzie	1.00	1.0000%
P.T. Chicago Bridge & Iron (PTCBI)

Incorporated Date:	11/14/2000
Incorporated State:	Indonesia
Country:	Indonesia
Entity Type:	CBIBV & CBI Europe BV Subsidiary
Principal Place of Business:	Jl.Jend Subirman Kav.61-62
Jakarta
INDONESIA

Director	Title	Start Date	Last Elected	End Date
Geoff Loft	Commissioner
Soedjarwo Sowdjarwo	Director

Officer	Title	Start Date	Last Elected	End Date
Ping-Chung Han	Commissioner	07/24/2002

Common Shares
Number Authorized:	6,624.00	Par Value:	Rp 1,720,000
Number Issued:	1,656.00
Percent Issued:	25.00%

Comments:	Rp=Indonesian Rupiah
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Pacific Rim Material Supply Company, Ltd. (PACIFIC)

Incorporated Date:	12/18/1997
Incorporated State:	Cayman Islands
Country:	British West Indies
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	P.O. Box 46826
Registered Agent/Office:	Maples and Calder, Attorneys at Law
Ugland House, P.O. Box 309
George Town
Grand Cayman
Cayman Islands, British West Indies
Phone: 1-345-949-8066
Fiscal Year End:	12/31
Board Composition:	Current: ; Min: ; Max: 10

Director	Title	Start Date	Last Elected	End Date
Kenneth W. Ford	Director	08/26/1998	08/26/1998
Harold P. Mercer	Director	08/27/2001	08/27/2001

Officer	Title	Start Date	Last Elected	End Date
Kenneth W. Ford	President	08/26/1998	08/26/1998
R. Scott Russell	Secretary	01/01/1998	01/01/1998
Common Shares

Number Authorized:	50,000.00	Par Value:	$1.00
Number Issued:	2.00
Percent Issued:	0.00%
Treasury Shares:	0.00
Number Outstanding:	2.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	2.00	100.0000%	100.0000%
Southern Tropic Material Supply Company, Ltd. (SOUTHERN)

Incorporated Date:	12/18/1997
Incorporated State:	Cayman Islands
Country:	British West Indies
Entity Type:	CBIBV Subsidiary
Principal Place of Business:	P.O. Box 46826
Abu Dhabi
United Arab Emirates
Registered Agent/Office:	Maples and Calder, Attorneys at Law
Ugland House, P.O. Box 309
George Town
Grand Cayman
Cayman Islands, British West Indies
Phone: 1-345-949-8066
Fiscal Year End:	12/31
Board Composition:	Current: ; Min: ; Max: 10
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Director	Title	Start Date	Last Elected	End Date
Kenneth W. Ford	Director	08/26/1998	08/26/1998
Harold P. Mercer	Director	08/27/2001	08/27/2001

Officer	Title	Start Date	Last Elected	End Date
Kenneth W. Ford	President	08/26/1998	09/08/1998
R. Scott Russell	Secretary	01/01/1998	01/01/1998
Robert H. Wolfe	Assistant Secretary
Common Shares

Number Authorized:	50,000.00	Par Value:	$1.00
Number Issued:	2.00
Percent Issued:	0.00%
Treasury Shares:	0.00
Number Outstanding:	2.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	2.00	100.0000%	100.0000%
Tank Constructors Limited (TANK)

Incorporated State:	London
Country:	United Kingdom
Registered Agent/Office:	20 Eastbourne Terrace, London W2 6LE
20 Eastbourne Terrace
London
London

Director	Title	Start Date	Last Elected	End Date
Raymond Buckley	Director

Officer	Title	Start Date	Last Elected	End Date
Piers Morris	Secretary
UltraPure Services, Inc. (00019)

Incorporated Date:	10/12/2000
Incorporated State:	Delaware
Country:	U.S.A.
Entity Type:	CB&I Subsidiary
Federal Tax ID:	75-2903851
Principal Place of Business:	2009 McKenzie
Suite 124
Carrollton, TX 75006-8366
U.S.A.
Registered Agent/Office:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
U.S.A.
Phone: 302-658-7581
Fiscal Year End:	12/31
Board Composition:	Current: 2; Min: 2; Max:
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Director	Title	Start Date	Last Elected	End Date
James E. Bollweg	Director	10/18/2000	10/18/2000
T G Browne	Director

Officer	Title	Start Date	Last Elected	End Date
Philip K. Asherman	President	02/06/2006
T G Browne	Treasurer
R. Scott Russell	Secretary	10/18/2000	10/18/2000
Common Shares

Number Authorized:	1,000.00	Par Value:	$1.00
Number Issued:	1,000.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	1,000.00	100.0000%
WOODLANDS INTERNATIONAL INSURANCE COMPANY (WOODLANDS)

Incorporated Date:	12/16/2003
Country:	Ireland
Charter ID:	379505
Principal Place of Business:	3rd Floor, St. James House
Adelaide Road
Dublin2
Ireland

Director	Title	Start Date	Last Elected	End Date
Robert Havlick	Director	02/28/2005
Brian McDonagh	Director	02/28/2005
Timothy Moran	Director	02/28/2005

Officer	Title	Start Date	Last Elected	End Date
Bradwell Limited	Secretary
Ordinary

Number Authorized:	5,000,000.00
Number Issued:	860,000.00
Percent Issued:	17.20%

Comments:	5,000,000 at US$1.00 and 1,000,000 at Euro 1 each

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	860,000.00	100.0000%
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

5.04 (c) — Restrictions

1)	CBI Constructors Pty. Ltd.	(Borrower)
Australia and New Zealand
	Banking Group Limited	(Bank)

	Restriction/Condition	Borrower undertakes to obtain the consent of the Bank in writing prior to the remittance of monies by way of a loan or dividend

2)	CBI Constructors Pty. Ltd.	(Borrower)
	HSBC Bank	(Bank)

	Restriction/Condition	Borrower undertakes to obtain the consent of the Bank in writing prior to the remittance of monies by way of a loan or dividend

2)	CBI Constructors S.A.
	(Pty.) Limited	(Borrower)

	Restriction/Condition	As a non-resident controlled company; Borrower must be capitalized in an amount not less than one third of its shareholders’ loan funds. Dividend payments are subject to 12.5% secondary tax.
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Schedule 5.05 — Financial Statements
Refer to the prior posting of the following documents on Intralinks:
2002 Annual Report
2003 Annual Report
2004 Annual Report
2005 Annual Report
June 30, 2006 Form 10-Q
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Schedule 5.08 — Litigation
Antitrust Proceedings — In October 2001, the U.S. Federal Trade Commission (the “FTC” or the “Commission”) filed an administrative complaint (the “Complaint”) challenging our February 2001 acquisition of certain assets of the Engineered Construction Division of Pitt-Des Moines, Inc. (“PDM”) that we acquired together with certain assets of the Water Division of PDM (the Engineered Construction and Water Divisions of PDM are hereafter sometimes referred to as the “PDM Divisions”). The Complaint alleged that the acquisition violated Federal antitrust laws by threatening to substantially lessen competition in four specific markets in the United States: liquefied nitrogen, liquefied oxygen and liquefied argon (LIN/LOX/LAR) storage tanks; liquefied petroleum gas (LPG) storage tanks; liquefied natural gas (LNG) storage tanks and associated facilities; and field erected thermal vacuum chambers (used for the testing of satellites) (the “Relevant Products”).
In June 2003, an FTC Administrative Law Judge ruled that our acquisition of PDM assets threatened to substantially lessen competition in the four business lines identified above and ordered us to divest within 180 days of a final order all physical assets, intellectual property and any uncompleted construction contracts of the PDM Divisions that we acquired from PDM to a purchaser approved by the FTC that is able to utilize those assets as a viable competitor.
We appealed the ruling to the full Federal Trade Commission. In addition, the FTC Staff appealed the sufficiency of the remedies contained in the ruling to the full Federal Trade Commission. On January 6, 2005, the Commission issued its Opinion and Final Order. According to the FTC’s Opinion, we would be required to divide our industrial division, including employees, into two separate operating divisions, CB&I and New PDM, and to divest New PDM to a purchaser approved by the FTC within 180 days of the Order becoming final. By order dated August 30, 2005, the FTC issued its final ruling substantially denying our petition to reconsider and upholding the Final Order as modified.
We believe that the FTC’s Order and Opinion are inconsistent with the law and the facts presented at trial, in the appeal to the Commission, as well as new evidence following the close of the record. We filed a petition for review of the FTC Order and Opinion with the United States Court of Appeals for the Fifth Circuit. We are not required to divest any assets until we have exhausted all appeal processes available to us, including the United States Supreme Court. Because (i) the remedies described in the Order and Opinion are neither consistent nor clear, (ii) the needs and requirements of any purchaser of divested assets could impact the amount and type of possible additional assets, if any, to be conveyed to the purchaser to constitute it as a viable competitor in the Relevant Products beyond those contained in the PDM Divisions, and (iii) the demand for the Relevant Products is constantly changing, we have not been able to quantify the potential effect on our financial statements. The divested entity could include, among other things, certain fabrication facilities, equipment, contracts and employees of CB&I. The remedies contained in the Order, depending on how and to the extent they are implemented to establish a viable competitor in the Relevant Products, could have an adverse effect on us, including the possibility of a potential write-down of the net book value of divested assets, a loss of revenue relating to divested contracts and costs associated with a divestiture.
Securities Class Action — A class action shareholder lawsuit was filed on February 17, 2006 against us, Gerald M. Glenn, Robert B. Jordan and Richard E. Goodrich in the United States
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Schedule 5.08 — Litigation
District Court for the Southern District of New York entitled Welmon v. Chicago Bridge & Iron Company N.V., et. al. (No. 06 CV 1283). The Complaint was filed on behalf of a purported class consisting of all those who purchased or otherwise acquired our securities from March 9, 2005 through February 3, 2006 and were damaged thereby.
The action asserts claims under the U.S. securities laws and alleges, among other things, that we, in connection with various public statements made by the defendants during the class period, misapplied percentage-of-completion accounting and did not follow our publicly stated revenue recognition policies.
Since the initial lawsuit, other suits containing substantially similar allegations and with similar, but not exactly the same, class periods were filed.
On July 5, 2006, a single Consolidated Amended Complaint was filed in the Welmon action in the Southern District of New York consolidating all previously filed actions. On August 16, 2006, we and the individual defendants filed a motion to dismiss the Complaint, which is currently scheduled to be heard by the Court on November 7, 2006 after briefing is completed. Although we believe that we have meritorious defenses to the claims made in the above action and intend to contest it vigorously, an adverse resolution of the action could have a material adverse effect on our financial position and results of operations in the period in which the lawsuit is resolved.
Environmental Matters — Our operations are subject to extensive and changing U.S. federal, state and local laws and regulations and laws outside the U.S. establishing health and environmental quality standards, including those governing discharges and pollutants into the air and water and the management and disposal of hazardous substances and wastes. This exposes us to potential liability for personal injury or property damage caused by any release, spill, exposure or other accident involving such substances or wastes.
In connection with the historical operation of our facilities, substances which currently are or might be considered hazardous were used or disposed of at some sites that will or may require us to make expenditures for remediation. In addition, we have agreed to indemnify parties to whom we have sold facilities for certain environmental liabilities arising from acts occurring before the dates those facilities were transferred. We are not aware of any manifestation by a potential claimant of its awareness of a possible claim or assessment with respect to any such facility.
We believe that we are currently in compliance, in all material respects, with all environmental laws and regulations. We do not anticipate that we will incur material capital expenditures for environmental controls or for investigation or remediation of environmental conditions during the remainder of 2006 or 2007.
Asbestos Litigation — We are a defendant in a number of lawsuits wherein plaintiffs allege exposure to asbestos due to work we may have performed at various locations. We have never been a manufacturer, distributor or supplier of asbestos products. As of September 30, 2006, the claims alleging exposure to asbestos that have been resolved have been dismissed or settled for an average settlement amount per claim of approximately one thousand dollars.
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Schedule 5.08 — Litigation
With respect to unasserted asbestos claims, we cannot identify a population of potential claimants with sufficient certainty to determine the probability of a loss and to make a reasonable estimate of liability, if any.
We review each case on its own merits and make accruals based on the probability of loss and our ability to estimate the amount of liability and related expenses, if any. We do not currently believe that any unresolved asserted claims will have a material adverse effect on our future results of operations or financial position and at September 30, 2006 we had accrued $900,000 for liability and related expenses. We are unable to quantify estimated recoveries for recognized and unrecognized contingent losses, if any, that may be expected to be recoverable through insurance, indemnification arrangements or other sources because of the variability in the coverage amounts, deductibles, limitations and viability of carriers with respect to our insurance policies for the years in question.
Other — We were served with subpoenas for documents on August 15, 2005 and January 24, 2006 by the Securities and Exchange Commission in connection with its investigation titled “In the Matter of Halliburton Company, File No. HO-9968,” relating to an LNG construction project on Bonny Island, Nigeria, where we served as one of several subcontractors to a Halliburton affiliate. We are cooperating fully with such investigation.
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Schedule 5.15 — Existing Debt, Undrawn Reimbursement Obligations,
Future Liens (w/o duplication)
5.15 (a)(i): Indebtedness as of June 30, 2006

		In 000’s of
		US$ Equivalent
Company	Party	Outstanding
CBI Venezolana S.A.	Venezolano de Credito	652
Callidus Technologies		643
Chicago Bridge & Iron Company N.V.,
CB&I Constructors, Inc.,
CBI Services, Inc.,
Chicago Bridge & Iron Company
(Delaware),	Various Private
CB&I Tyler Company,	Placement Lenders	50,000
5.15 (a)(ii): Undrawn Obligations Reimbursement Obligations as of June 30, 2006
See attached LC and Surety Bond reports
5.15 (b): Future Liens
None agreed or consented as of Closing
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Schedule 7.03 — Liens
None
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Schedule 7.10 — Permitted Investments
The Company has investments in the following list of entities:
Arabian CBI Ltd.
Arabian CBI Tank Manufacturing Company Limited
CBI (Malaysia) Sdn. Bhd.
CBI/ST Limited
Chicago Bridge & Iron Company (Egypt) LLC
Horton CBI, Limited
CBI (Philippines) Inc.
CBI (Thailand) Limited
Chicago Bridge & Iron Company & Co. L.L.C.
Please refer to Schedule 5.04 for a more detailed presentation.
Schedules to the 5 Year Series A
Letter of Credit and Term Loan Agreement
Schedule 7.11(h) — Contingent Liabilities
As of June 30, 2006
See the attached list LC and Surety Bond reports, also referenced as 5.15(a)(ii) under Schedule 5.15
Schedules to the 5 Year Series B
Letter of Credit and Term Loan Agreement

Schedule 5.15(a)(ii) — LC’s Surety Bonds
CHICAGO BRIDGE & IRON COMPANY N.V.
Consolidated LC’s & Bank Guarantee’s as of June 30, 2006

								Value in
								currency	Value in
Entity	LC Number	Issued by	Beneficiary	Purpose	Issued	Expiry Date	Currency	of issue	USD
98 CMP BV	SB 11280	ABN Amro Bank - Dubai	PFD (UK) Limited	Performance	1/14/2004	1/1/2007	0	0	784,386
98 CMP BV	2004.000.634 / 10847 AA 00019	ABN Amro Bank - Dubai	PFD (UK) LIMITED	Performance	1/13/2004	1/13/2007	0	0	784,386
68 CBI Eastern Anstalt	PPU/LA7801	ABN Amro Bank - Dubai	Jebel Ali Free Zone Authority	Labor Guarantee	2/27/2001	3/1/2007	AED	50,000	13,611
68 CBI Eastern Anstalt	008330/0000/00	ABN Amro Bank - Dubai	Ministry of Labor	Labor Guarantee	7/24/2001	7/23/2007	AED	3,000	817
68 CBI Eastern Anstalt	LA9275	ABN Amro Bank - Dubai	Ministry of Labor	Labor Guarantee	5/2/2002	5/2/2007	AED	30,000	8,166
68 CBI Eastern Anstalt	0008302/0000/00	ABN Amro Bank - Dubai	Ministry of Labor	Labor Guarantee	7/15/2001	10/15/2006	AED	24,000	6,533
68 CBI Eastern Anstalt	LA12751	ABN Amro Bank - Dubai	Jebel Ali Free Zone Authority	Labor Guarantee	3/10/2005	3/9/2007	AED	50,000	13,611
73 CBI Constructors FZE	PPU/LA8838	ABN Amro Bank - Dubai	Jebel Ali Free Zone Authority	Labor Guarantee	7/26/2001	7/25/2006	AED	75,000	20,416
61 CBI Constructors Pty (Australia)	3325392	ANZ Australian-New Zealand Banking Group	Blacktown Council	Financial	7/6/1992	10/10/2006	AUD	84,500	61,677
61 CBI Constructors Pty (Australia)	3335992	ANZ Australian-New Zealand Banking Group	Shepparton Waterboard	Performance	11/25/1992	10/10/2006	AUD	7,996	5,836
61 CBI Constructors Pty (Australia)	98385	ANZ Australian-New Zealand Banking Group	Blacktown City Council	Financial	12/15/1998	10/10/2006	AUD	66,000	48,173
61 CBI Constructors Pty (Australia)	21197	ANZ Australian-New Zealand Banking Group	Internal Revenue PNG	Financial	10/16/1997	10/31/2006	PGK	32,528	10,464
61 CBI Constructors Pty (Australia)	29070196-A	ANZ Australian-New Zealand Banking Group	Collector of Customs PNG	Financial	7/13/1996	3/31/2007	PGK	4,598	1,479
69 Arabian CBI Ltd	OG303780DAM	Arab National Bank	Saudi Archirodon	Performance	5/4/2004	9/30/2006	SAR	4,175,000	1,113,139
69 Arabian CBI Ltd	OG303262DAM	Arab National Bank	National Contracting Company	Retention	11/15/2003	9/30/2006	0	0	529,850
584 CB & I (UK)	MRGI4811445	Barclays Bank	Grain LNG Limited	Performance	8/4/2005	11/27/2010	GBP	12,383,106	22,487,102
45 Central Trading Company Ltd	BMCH88830OS	BMO Bank of Montreal	Abastecedora de Combustibles S.A.	Performance	10/22/2004	8/31/2006	0	0	474,702
58 CB & I (UK)	BMCH16688OS	BMO Bank of Montreal	Citibank International PLC	Warranty	6/12/2003	1/30/2007	GBP	117,000	212,466
92 Howe Baker Engineers	BMTO102623OG	BMO Bank of Montreal	Raffineria Di Milazzo S.c.P.A.	Advance	5/19/2005	4/1/2007	0	0	306,600
94 Callidus Technologies LLC	BMCH16694OS	BMO Bank of Montreal	Jubail United Petrochemical	Performance	6/28/2002	7/8/2006	0	0	353,098
94 Callidus Technologies LLC	BMCH16708OS	BMO Bank of Montreal	KJT Engenharia Materiais E Servicos Para A Industr	Warranty	4/24/2003	8/29/2006	0	0	55,365
94 Callidus Technologies LLC	BMCH16712OS	BMO Bank of Montreal	Technip Benelux B.V.	Warranty	6/20/2003	6/30/2006	EUR	23,126	29,021
55 Horton CBI, Ltd	BMCH16684OS	BMO Bank of Montreal	Imperial Oil ltd	Performance	8/5/2002	12/31/2007	CAD	150,000	133,916
68 CBI Eastern Anstalt	EBI-PBG-0200596	Emirates Bank Int’l	Enel Power SpA	Performance	3/20/2002	7/25/2006	0	0	560,000
68 CBI Eastern Anstalt	EBI1OG06002669	Emirates Bank Int’l	Nouman Fouad Trading	Financial	6/18/2006	5/28/2007	AED	6,000,000	1,633,260
68 CBI Eastern Anstalt	EBI1OG06002754	Emirates Bank Int’l	Enoc Processing Company LLC	Performance	6/22/2006	6/27/2007	0	0	751,000
68 CBI Eastern Anstalt	EBI1OG06002905	Emirates Bank Int’l	Contracting and Trading Co. “CAT”	Performance	6/29/2006	1/24/2007	0	0	117,994
02 CBI Foreign	EBI-PFG-0200344	Emirates Bank Int’l	Saudi Aramco - Qatif	Performance	2/19/2002	7/1/2006	0	0	5,786,135
69 Arabian CBI Ltd	EBI1OG06001334	Emirates Bank Int’l	AMC Industrial Construction Company Limited	Advance	3/30/2006	2/26/2008	0	0	2,556,120
61 CBI Constructors Pty (Australia)	30068	HSBC	Paramount (WA) PTY Ltd.	Retention	8/15/2003	10/18/2006	AUD	2,598,186	1,896,416
61 CBI Constructors Pty (Australia)	40029	HSBC	Henry Walker Eltin Contracting Pty. Ltd.	Performance	4/2/2004	11/8/2006	AUD	830,710	606,335
61 CBI Constructors Pty (Australia)	40062	HSBC	Worsley Alumina Pty Ltd.	Performance	7/26/2004	10/26/2006	AUD	378,510	276,274
61 CBI Constructors Pty (Australia)	40063	HSBC	Worsley Alumina Pty. Ltd.	Performance	7/26/2004	10/26/2006	AUD	378,510	276,274
61 CBI Constructors Pty (Australia)	20095	HSBC	ANZ Bank	Financial	12/24/2003	9/30/2006	AUD	1,330,000	970,767
61 CBI Constructors Pty (Australia)	40013	HSBC	John & Susan Kupferman	Financial	2/19/2004	1/12/2008	AUD	61,500	44,889
61 CBI Constructors Pty (Australia)	40114	HSBC	Ravensthorpe Nickel Corporation	Performance	12/24/2004	12/24/2006	AUD	1,781,140	1,300,054
61 CBI Constructors Pty (Australia)	40115	HSBC	Ravensthorpe Nickel Operations	Performance	12/24/2004	12/24/2006	AUD	1,781,140	1,300,054
61 CBI Constructors Pty (Australia)	40116	HSBC	Ravensthorpe Nickel Operations	Advance	12/24/2004	12/24/2006	AUD	3,562,280	2,600,108
61 CBI Constructors Pty (Australia)	50023	HSBC	Worsley Alumina Pty Australia	Performance	4/5/2005	10/5/2006	AUD	1,500,000	1,094,850
61 CBI Constructors Pty (Australia)	50024	HSBC	Worsley Alumina Pty Australia	Performance	4/5/2005	10/28/2006	AUD	1,500,000	1,094,850
61 CBI Constructors Pty (Australia)	50046	HSBC	Ravensthorpe Nickel Operations	Performance	5/13/2005	10/13/2006	AUD	284,910	207,956
61 CBI Constructors Pty (Australia)	50047	HSBC	Ravensthorpe Nickel Operations	Advance	5/13/2005	10/13/2006	AUD	569,820	415,912
61 CBI Constructors Pty (Australia)	50048	HSBC	Ravensthorpe Nickel Operations	Performance	5/13/2005	10/13/2006	AUD	284,910	207,956
61 CBI Constructors Pty (Australia)	50054	HSBC	Water Corporation	Performance	5/19/2005	10/19/2006	AUD	159,137	116,154
61 CBI Constructors Pty (Australia)	50125	HSBC	Vopak Terminal Australia Pty Ltd.-Botany Bay	Performance	10/12/2005	12/21/2007	AUD	1,419,871	1,036,364
61 CBI Constructors Pty (Australia)	50126	HSBC	Vopak Terminal Australia Pty Ltd - Darwin	Performance	10/12/2005	9/29/2006	AUD	455,172	332,230
61 CBI Constructors Pty (Australia)	50127	HSBC	Vopak Terminal Australia Pty Ltd - Darwin	Performance	10/12/2005	9/29/2007	AUD	455,172	332,230
61 CBI Constructors Pty (Australia)	50128	HSBC	Vopak Terminal Australia Pty Ltd - Botany Bay	Performance	10/12/2005	12/21/2006	AUD	1,419,871	1,036,364
117 Pacific Rim-Fujian Br.	PEBPTH050060	HSBC - Australia	CNOOC Fujian	Performance	6/8/2005	6/8/2013	0	0	10,025,325
117 Pacific Rim-Fujian Br.	APGTH050061	HSBC - Australia	CNOOC Fujian	Advance	6/8/2005	6/8/2008	0	0	4,545,547
117 Pacific Rim-Fujian Br.	APGPTH050065	HSBC - Australia	CNOOC Fujian	Advance	6/8/2005	6/8/2008	0	0	2,272,774
117 Pacific Rim-Fujian Br.	APGPTH050066-	HSBC - Australia	CNOOC Fujian	Advance	6/8/2005	6/8/2008	0	0	2,272,774
116 WOFE (Engg. & Construction)	APGPTH050062	HSBC - Australia	CNOOC Fujian	Advance	6/8/2005	6/8/2008	CNY	2,115,001	264,164

Schedule 5.15(a)(ii) — LC’s Surety Bonds
CHICAGO BRIDGE & IRON COMPANY N.V.
Consolidated LC’s & Bank Guarantee’s as of June 30, 2006

								Value in
								currency	Value in
Entity	LC Number	Issued by	Beneficiary	Purpose	Issued	Expiry Date	Currency	of issue	USD
116 WOFE (Engg. & Construction)	APGPTH50163	HSBC - Australia	CNOOC - FUJIAN	Advance	12/22/2005	6/8/2008	CNY	1,700,794	212,429
77 CBI ST Limited(Thailand)	PEBPTH050074 / 50074	HSBC - Australia	Terminals Pty Ltd.	Performance	6/20/2005	6/29/2007	THB	3,189,962	82,939
77 CBI ST Limited(Thailand)	60068	HSBC - Australia	ABB Process Solutions & Services S.p.A	Advance	5/11/2006	6/18/2007	0	0	361,061
77 CBI ST Limited(Thailand)	60069	HSBC - Australia	ABB Process Solutions & Services S.p.A	Performance	5/11/2006	6/18/2009	0	0	361,061
11 Pacific Rim Material Supply Company	60070	HSBC - Australia	ABB Process Solutions & Servicess S.p.A	Advance	5/11/2006	12/30/2006	0	0	661,878
11 Pacific Rim Material Supply Company	60071	HSBC - Australia	ABB Processs Solutions & Services S.p.A.	Advance	5/11/2006	12/30/2006	0	0	165,470
11 Pacific Rim Material Supply Company	60072	HSBC - Australia	ABB Process Solutions & Services S.p.A	Performance	5/11/2006	6/18/2009	0	0	339,039
505 CBI Europe BV (China)	60045	HSBC - Australia	Zhejiang China	Bid	3/3/2006	9/3/2006	0	0	100,000
505 CBI Europe BV (China)	60052	HSBC - Australia	Shanghai LNG Company	Bid	3/24/2006	9/24/2006	0	0	200,000
508 CBI Europe/Chengda Cons	APGPTH050063	HSBC - Australia	CNOOC Fujian	Advance	6/8/2005	6/8/2008	0	0	934,229
508 CBI Europe/Chengda Cons	60004	HSBC - Australia	CNOOC - Fujian	Advance	1/11/2006	1/10/2008	CNY	414,207	51,734
508 CBI Europe/Chengda Cons	APGPTH50162	HSBC - Australia	CNOOC-FUJIAN	Advance	12/22/2005	6/8/2008	0	0	667,000
509 CHENGDA	APGPTH050064	HSBC - Australia	CNOOC Fujian	Advance	6/8/2005	6/8/2008	CNY	9,725,877	1,214,762
509 CHENGDA	APGPTH50161	HSBC - Australia	CNOOC-FUJIAN	Advance	12/22/2005	6/8/2008	CNY	8,810,501	1,100,432
23 CBI Overseas, LLC	REB/CCO/052296/B / PEB SGH 051713	HSBC - Bank Middle East	Exxon Mobil Asia Pacific Pte Ltd.	Retention	6/23/2005	7/31/2006	SGD	1,780,000	1,114,173
68 CBI Eastern Anstalt	PEB/CCO/061333/B / PEB DOH 061055	HSBC - Bank Middle East	Fluor Mideast Limited	Performance	4/3/2006	6/16/2009	0	0	15,398,782
68 CBI Eastern Anstalt	APG/CCO/510392/B	HSBC - Bank Middle East	Snamprogetti S.p.A	Advance/Retention	9/28/2005	5/4/2008	0	0	14,000,000
68 CBI Eastern Anstalt	PEB/CCO/510393/B	HSBC - Bank Middle East	Snamprogetti S.p.A.	Performance	9/28/2005	3/3/2010	0	0	14,000,000
68 CBI Eastern Anstalt	GTE/CCO/520451/B	HSBC - Bank Middle East	Snamprogetti S.p.A.	Performance	12/12/2005	7/12/2006	0	0	32,061
68 CBI Eastern Anstalt	GTE/CCO/066945/B	HSBC - Bank Middle East	Snamprogetti SPA	Performance	4/6/2006	9/30/2006	0	0	804,193
68 CBI Eastern Anstalt	GTE/CCO/065696/B	HSBC - Bank Middle East	Snamprogetti S.P.A	Performance	2/14/2006	7/31/2006	0	0	4,630,125
68 CBI Eastern Anstalt	PEB/CCO/037573/B	HSBC - Bank Middle East	Chiyoda Snamprogetti & Co W.L.L.	Performance	8/24/2003	9/19/2007	0	0	4,835,312
68 CBI Eastern Anstalt	PEB/CCO/047267/B	HSBC - Bank Middle East	Chiyoda Snamprogetti & Co W.L.L.	Performance	6/29/2004	5/30/2008	0	0	4,410,312
68 CBI Eastern Anstalt	PEB/CCO/055418/B	HSBC - Bank Middle East	Chiyoda Snamprogetti & Co. W.L.L.	Performance	1/25/2005	6/30/2006	0	0	80,000
68 CBI Eastern Anstalt	PEB/CCO/055419/B	HSBC - Bank Middle East	Chiyoda Snamprogetti & Co. W.L.L.	Performance	1/25/2005	10/31/2006	0	0	19,500
68 CBI Eastern Anstalt	PEB/CCO/057325/B	HSBC - Bank Middle East	Arabian Bemco Contracting Co. Ltd.	Performance	5/5/2005	6/30/2007	0	0	76,250
68 CBI Eastern Anstalt	PEB/CCO/053673/B	HSBC - Bank Middle East	SNC-Lavalin Gulf Contractors	Performance	8/10/2005	7/10/2006	0	0	146,600
68 CBI Eastern Anstalt	PEB/CCO/044089/B / PEB DOH 042531	HSBC - Bank Middle East	Qatar Fuel (WOQOD)	Performance	11/24/2004	12/31/2006	QAR	775,000	212,234
68 CBI Eastern Anstalt	GTE/CCO/066195/B	HSBC - Bank Middle East	Snamprogetti S.P.A	Performance	3/8/2006	8/31/2006	0	0	3,000,364
68 CBI Eastern Anstalt	APG/CCO/057459/B	HSBC - Bank Middle East	SNC Lavalin Gulf Contractors	Advance	5/14/2005	7/14/2006	0	0	146,600
68 CBI Eastern Anstalt	GTE/CCO/065695/B	HSBC - Bank Middle East	Snamprogetti S.P.A	Performance	2/14/2006	7/31/2006	0	0	2,765,251
101 CBI Company & Co. LLC	PEB/CCO/038279/B	HSBC - Bank Middle East	JGC Corporation	Performance	10/23/2003	7/1/2006	0	0	867,435
101 CBI Company & Co. LLC	APG/CCO/053010/G / APG BAF 050034	HSBC - Bank Middle East	Oman Proman Contracting and Trading LLC	Advance	6/28/2005	12/31/2007	0	0	1,000,000
12 Arabian Gulf Material Supply Company	APG/CCO/052670/B / 2015	HSBC - Bank Middle East	Proman GmbH	Advance	6/24/2005	1/20/2007	0	0	970,000
68 CBI Eastern Anstalt	PEB/CCO/510045/B	HSBC - Bank Middle East	Chiyoda Snamprogetti & Co W.L.L.	Performance	9/13/2005	12/26/2007	0	0	41,000
68 CBI Eastern Anstalt	GTE/CCO/066946/B	HSBC - Bank Middle East	Snamprogetti SPA	Performance	4/6/2006	9/30/2006	0	0	3,713,719
69 Arabian CBI Ltd	PEB/CCO/059289/B	HSBC - Bank Middle East	JGC Arabia Limited	Performance	8/8/2005	8/8/2006	SAR	6,476,250	1,726,698
69 Arabian CBI Ltd	APG/CCO/059288/B	HSBC - Bank Middle East	JGC Arabia Limited	Advance	8/8/2005	8/8/2006	SAR	2,276,250	606,894
69 Arabian CBI Ltd	GTE/CCO/510450/B	HSBC - Bank Middle East	JGC Arabia Limited	Advance	10/1/2005	10/1/2006	SAR	14,700,000	3,919,314
72 Oasis Supply Company Anstalt	PEB/CCO/059290/B	HSBC - Bank Middle East	JGC Corporation	Performance	8/6/2005	8/6/2006	0	0	100,000
72 Oasis Supply Company Anstalt	GTE/CCO/511052/B	HSBC - Bank Middle East	JGC Corporation	Advance	11/1/2005	11/1/2006	0	0	350,000
72 Oasis Supply Company Anstalt	GTE/CCO/512138/B	HSBC - Bank Middle East	JGC Corporation	Advance	1/3/2006	1/3/2007	0	0	100,000
69 Arabian CBI Ltd	GTE/CCO/512137/B	HSBC - Bank Middle East	JGC Arabia Limited	Advance	1/3/2006	1/3/2007	SAR	4,200,000	1,119,804
68 CBI Eastern Anstalt	LG2002382	Lloyds TSB Bank	Technip Italy S.p.A.	Performance	7/29/2002	12/31/2006	0	0	1,199,643
68 CBI Eastern Anstalt	G027961	Mashreq Bank	Eastern Bechtel Co. Ltd.	Performance	4/28/2002	3/28/2007	0	0	22,577
68 CBI Eastern Anstalt	G027962	Mashreq Bank	Eastern Bechtel Co. Ltd.	Retention	4/28/2002	3/28/2007	0	0	22,577
68 CBI Eastern Anstalt	G032738	Mashreq Bank	Ministry of Labor & Social Affairs	Labor Guarantee	2/3/2003	2/2/2007	AED	135,000	36,748
68 CBI Eastern Anstalt	G030505	Mashreq Bank	Ministry of Labor	Labor Guarantee	9/11/2002	9/10/2006	AED	15,000	4,083
68 CBI Eastern Anstalt	G031219	Mashreq Bank	Ministry of Labor	Labor Guarantee	10/21/2002	10/21/2006	AED	18,000	4,900
68 CBI Eastern Anstalt	G031797	Mashreq Bank	Ministry of Labor	Labor Guarantee	12/1/2002	11/29/2006	AED	51,000	13,883
68 CBI Eastern Anstalt	G032192	Mashreq Bank	Ministry of Labor	Labor Guarantee	12/30/2002	12/28/2006	AED	51,000	13,883
68 CBI Eastern Anstalt	G034082	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	4/22/2003	4/20/2007	AED	93,000	25,316
68 CBI Eastern Anstalt	G033317	Mashreq Bank	Ministry of Labor & Social Affairs - Labor Sector	Labor Guarantee	3/10/2003	3/9/2007	AED	9,000	2,450

Schedule 5.15(a)(ii) — LC’s Surety Bonds
CHICAGO BRIDGE & IRON COMPANY N.V.
Consolidated LC’s & Bank Guarantee’s as of June 30, 2006

								Value in
								currency	Value in
Entity	LC Number	Issued by	Beneficiary	Purpose	Issued	Expiry Date	Currency	of issue	USD
68 CBI Eastern Anstalt	G033588	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	3/25/2003	3/24/2007	AED	81,000	22,049
68 CBI Eastern Anstalt	G041536	Mashreq Bank	Ministry of Labor and Social Affair	Labor Guarantee	8/8/2004	10/7/2006	AED	42,000	11,433
68 CBI Eastern Anstalt	G041830	Mashreq Bank	Ministry of Labor and Social Affair	Labor Guarantee	8/23/2004	10/22/2006	AED	3,000	817
68 CBI Eastern Anstalt	G041943000	Mashreq Bank	Ministry of Labor and Social Affair	Labor Guarantee	8/29/2004	10/28/2006	AED	3,000	817
68 CBI Eastern Anstalt	G042249000	Mashreq Bank	Ministry of Labor and Social Affair	Labor Guarantee	9/15/2004	10/14/2006	AED	3,000	817
68 CBI Eastern Anstalt	G033066	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	2/24/2003	2/23/2007	AED	24,000	6,533
68 CBI Eastern Anstalt	G034167	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	4/27/2003	4/26/2007	AED	3,000	817
68 CBI Eastern Anstalt	G044076	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	1/6/2005	2/5/2007	AED	3,000	817
68 CBI Eastern Anstalt	G044192	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	1/15/2005	1/14/2007	AED	3,000	817
68 CBI Eastern Anstalt	G044292	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	1/18/2005	1/17/2007	AED	3,000	817
68 CBI Eastern Anstalt	G044485	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	2/1/2005	1/31/2007	AED	3,000	817
68 CBI Eastern Anstalt	G044693	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	2/13/2005	2/12/2007	AED	3,000	817
68 CBI Eastern Anstalt	G046934	Mashreq Bank	Ministry of Labor and Social Affairs-Labor Secto	Labor Guarantee	6/12/2005	6/11/2007	AED	3,000	817
68 CBI Eastern Anstalt	G047122	Mashreq Bank	Ministry of Labor and Social Affair	Labor Guarantee	6/25/2005	7/24/2007	AED	3,000	817
68 CBI Eastern Anstalt	G047228	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	6/28/2005	6/27/2007	AED	3,000	817
68 CBI Eastern Anstalt	G047498	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	7/11/2005	7/10/2007	AED	3,000	817
68 CBI Eastern Anstalt	G047848	Mashreq Bank	Ministry of Labor and Social Affairs-Labor Sector	Labor Guarantee	8/2/2005	8/1/2007	AED	3,000	817
68 CBI Eastern Anstalt	G047973	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	8/11/2005	8/10/2007	AED	3,000	817
68 CBI Eastern Anstalt	G048182	Mashreq Bank	Ministry of Labor and Social Affair - Labor Secto	Labor Guarantee	8/23/2005	10/22/2006	AED	3,000	817
68 CBI Eastern Anstalt	G048313	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	8/30/2005	10/29/2006	AED	3,000	817
68 CBI Eastern Anstalt	G048417	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	9/7/2005	10/6/2006	AED	3,000	817
68 CBI Eastern Anstalt	G048567	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	9/14/2005	10/13/2006	AED	3,000	817
68 CBI Eastern Anstalt	G048832	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	9/29/2005	10/28/2006	AED	3,000	817
68 CBI Eastern Anstalt	G048838	Mashreq Bank	Ministry of Economy and Planning	Labor Guarantee	10/1/2005	10/30/2007	AED	50,000	13,611
68 CBI Eastern Anstalt	G048837	Mashreq Bank	Ministry of Economy and Plannning	Labor Guarantee	10/1/2005	10/30/2007	AED	50,000	13,611
68 CBI Eastern Anstalt	G042480	Mashreq Bank	Ministry of Labor and Social Affair	Labor Guarantee	9/27/2004	9/26/2007	AED	3,000	817
68 CBI Eastern Anstalt	G042598	Mashreq Bank	Ministry of Labor and Social Affair	Labor Guarantee	10/4/2004	10/3/2007	AED	3,000	817
68 CBI Eastern Anstalt	G042845	Mashreq Bank	Ministry of Labor and Social Affair	Labor Guarantee	10/19/2004	10/18/2006	AED	6,000	1,633
68 CBI Eastern Anstalt	G042846	Mashreq Bank	Ministry of Labor and Social Affair	Labor Guarantee	10/19/2004	10/18/2006	AED	6,000	1,633
68 CBI Eastern Anstalt	G042975	Mashreq Bank	Contrack International Inc.	Performance	10/26/2004	9/1/2006	0	0	218,300
68 CBI Eastern Anstalt	G045098	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	3/9/2005	3/8/2007	AED	3,000	817
68 CBI Eastern Anstalt	G049068	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	10/15/2005	10/14/2006	AED	3,000	817
68 CBI Eastern Anstalt	G048947	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	10/6/2005	10/5/2006	AED	3,000	817
68 CBI Eastern Anstalt	G049113	Mashreq Bank	Contrack International Inc.	Warranty	10/18/2005	10/30/2006	0	0	109,150
68 CBI Eastern Anstalt	G049815	Mashreq Bank	Ministry of Labor & Social Affairs - Labor Secto	Labor Guarantee	11/24/2005	11/23/2006	AED	3,000	817
68 CBI Eastern Anstalt	G050130	Mashreq Bank	Ministry of Labor and Social Affairs Labor Sector	Labor Guarantee	12/12/2005	12/11/2006	AED	3,000	817
68 CBI Eastern Anstalt	G049951	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	12/4/2005	12/3/2006	AED	3,000	817
68 CBI Eastern Anstalt	G049952	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	12/4/2005	12/3/2006	AED	3,000	817
68 CBI Eastern Anstalt	G050332	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	12/22/2005	12/21/2006	AED	3,000	817
68 CBI Eastern Anstalt	G050450	Mashreq Bank	Abu Dhabi National Oil Company for Distribution	Warranty	12/28/2005	12/31/2006	AED	500,000	136,105
68 CBI Eastern Anstalt	G051289	Mashreq Bank	Ministry of Labor & Social Affairs - Abu Dhabi	Labor Guarantee	2/21/2006	2/20/2007	AED	3,000	817
68 CBI Eastern Anstalt	G051524	Mashreq Bank	Ministry of Labor & Social Affairs	Labor Guarantee	3/2/2006	3/1/2007	AED	105,000	28,582
68 CBI Eastern Anstalt	G052435	Mashreq Bank	Abu Dhabi National Oil Company	Financial	4/19/2006	4/18/2007	AED	30,000	8,166
68 CBI Eastern Anstalt	G052190	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	4/4/2006	4/3/2007	AED	15,000	4,083
68 CBI Eastern Anstalt	G052203	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	4/5/2006	4/4/2007	AED	3,000	817
68 CBI Eastern Anstalt	G052409	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	4/19/2006	4/18/2007	AED	15,000	4,083
68 CBI Eastern Anstalt	G052474	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	4/23/2006	4/22/2007	AED	102,000	27,765
68 CBI Eastern Anstalt	G052618	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	4/30/2006	4/29/2007	AED	192,000	52,264
68 CBI Eastern Anstalt	G052652	Mashreq Bank	Ministry of Labor & Social Affairs - Abu Dhabi	Labor Guarantee	5/1/2006	4/30/2007	AED	96,000	26,132
68 CBI Eastern Anstalt	G052754	Mashreq Bank	Abu Dhabi National Oil Company for Distribution	Financial	5/3/2006	5/2/2007	AED	160,000	43,554
68 CBI Eastern Anstalt	G052798	Mashreq Bank	Bemco Contracting Company Qatar (WLL)	Advance	5/8/2006	3/15/2007	0	0	342,800
68 CBI Eastern Anstalt	G052946	Mashreq Bank	Ministry of Labor & Social Affairs	Labor Guarantee	5/15/2006	5/14/2007	AED	114,000	31,032
68 CBI Eastern Anstalt	G052967	Mashreq Bank	Ministry of Labor & Social Affairs	Labor Guarantee	5/15/2006	5/14/2007	AED	9,000	2,450

Schedule 5.15(a)(ii) — LC’s Surety Bonds
CHICAGO BRIDGE & IRON COMPANY N.V.
Consolidated LC’s & Bank Guarantee’s as of June 30, 2006

								Value in
								currency	Value in
Entity	LC Number	Issued by	Beneficiary	Purpose	Issued	Expiry Date	Currency	of issue	USD
68 CBI Eastern Anstalt	G052990	Mashreq Bank	Ministry of Labor & Social Affairs	Labor Guarantee	5/15/2006	5/14/2007	AED	9,000	2,450
68 CBI Eastern Anstalt	G053160	Mashreq Bank	Ministry of Labor & Social Affairs - Abu Dhabi	Labor Guarantee	5/25/2006	5/24/2007	AED	165,000	44,915
68 CBI Eastern Anstalt	G052951	Mashreq Bank	Bemco Contracting Company Qatar (WLL)	Performance	5/14/2006	3/15/2007	0	0	85,700
68 CBI Eastern Anstalt	G053316	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	6/3/2006	6/2/2007	AED	9,000	2,450
68 CBI Eastern Anstalt	G053537	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	6/14/2006	6/13/2007	AED	30,000	8,166
68 CBI Eastern Anstalt	G053539	Mashreq Bank	Jebel Ali Free Zone Authority	Labor Guarantee	6/14/2006	6/13/2007	AED	75,000	20,416
68 CBI Eastern Anstalt	G053542	Mashreq Bank	Nouman Fouad Trading	Financial	6/14/2006	4/30/2007	AED	640,000	174,214
68 CBI Eastern Anstalt	G053611	Mashreq Bank	Ministry of Labor and Social Affairs	Labor Guarantee	6/18/2006	6/17/2007	AED	24,000	6,533
68 CBI Eastern Anstalt	G050558	Mashreq Bank	Jebel Ali Free Zone Authority	Labor Guarantee	1/12/2006	1/11/2007	AED	50,000	13,611
68 CBI Eastern Anstalt	G050518	Mashreq Bank	ENOC - Emirates National Oil Company	Advance	1/4/2006	6/27/2007	0	0	1,126,500
68 CBI Eastern Anstalt	G050929	Mashreq Bank	Ministry of Labor & Social Affairs	Labor Guarantee	1/31/2006	1/30/2007	AED	3,000	817
68 CBI Eastern Anstalt	G050944	Mashreq Bank	Ministry of Labor & Social Affairs	Labor Guarantee	2/2/2006	2/1/2007	AED	3,000	817
68 CBI Eastern Anstalt	G051108	Mashreq Bank	Ministry of Labor & Social Affairs-Abu Dhabi	Labor Guarantee	2/12/2006	2/11/2007	AED	51,000	13,883
68 CBI Eastern Anstalt	G051180	Mashreq Bank	Ministry of Labor & Social Affairs	Labor Guarantee	2/15/2006	2/14/2007	AED	6,000	1,633
101 CBI Company & Co. LLC	G050942	Mashreq Bank	Mitsubishi Heavy Industries Fertiliser Project	Performance	2/6/2006	5/31/2009	0	0	53,000
101 CBI Company & Co. LLC	G050941	Mashreq Bank	Mitsubishi Heavy Industries Fertiliser Project	Advance	2/6/2006	5/31/2007	0	0	106,000
12 Arabian Gulf Material Supply Company	G050953	Mashreq Bank	Mitsubishi Heavy Industries, Ltd.	Advance	2/6/2006	5/31/2007	0	0	1,116,000
12 Arabian Gulf Material Supply Company	G050954	Mashreq Bank	Mitsubishi Heavy Industries, Ltd.	Performance	2/6/2006	5/31/2009	0	0	372,000
72 Oasis Supply Company Anstalt	G033061	Mashreq Bank	Chiyoda Corporation	Performance	2/24/2003	7/31/2006	0	0	157,569
28 Howe Baker Eastern Ltd.	G047113	Mashreq Bank	Ministry of Economy and Planning	Labor Guarantee	6/23/2005	6/22/2007	AED	50,000	13,611
68 CBI Eastern Anstalt	DB/LG(F)06-00187	National Bank of Abu Dhabi	Eastern Bechtel Co., Ltd	Performance	3/6/2006	12/31/2008	0	0	1,022,200
68 CBI Eastern Anstalt	DB/LG(F)06-00188	National Bank of Abu Dhabi	Eastern Bechtel Co., Ltd	Advance	3/6/2006	10/6/2009	0	0	2,044,400
68 CBI Eastern Anstalt	20060808173	National Bank of Kuwait	Kuwait Paraxylene Production Company	Bid	6/18/2006	9/18/2006	0	0	450,000
117 Pacific Rim-Fujian Br.	10847 AA 000022	Nationale Borg	Emmanuel Cotessat-Societe D’Advocats	Tax guarantee	11/16/2005	11/16/2006	EUR	50,000	62,746
58 CB & I (UK)	10847 AA 23	Nationale Borg	BG International Limited	Performance	6/9/2006	12/30/2007	GBP	180,200	327,234
50 CBI Europe BV	10847 AA 0013	Nationale Borg	Kantoren Fonds Nederland B.V.	Financial	4/10/2002	4/1/2007	EUR	27,663	34,715
583 CB & I (UK)	G838	Qatar National Bank	South Hook LNG Terminal Company Limited	Performance	1/14/2005	4/30/2010	GBP	16,795,950	30,500,605
583 CB & I (UK)	G832	Qatar National Bank	South Hook LNG Terminal Company Limited	Performance	11/1/2004	7/31/2009	GBP	40,936,750	74,339,091
69 Arabian CBI Ltd	3000363173	Saudi American Bank	Saudi Binladin	Warranty	11/28/1996	12/31/2006	0	0	82,734
69 Arabian CBI Ltd	3000366483	Saudi American Bank	Chiyoda	Performance	3/10/2003	7/31/2006	0	0	187,466
69 Arabian CBI Ltd	3000367213	Saudi American Bank	Jubail United Petrochemical Co.	Performance	8/2/2004	8/31/2006	SAR	776,095	206,922
69 Arabian CBI Ltd	3000367159	Saudi American Bank	MMG	Performance	6/28/2004	3/31/2007	SAR	1,092,469	291,274
69 Arabian CBI Ltd	3000367170	Saudi American Bank	Chiyoda	Retention	7/7/2004	8/8/2006	0	0	374,932
69 Arabian CBI Ltd	3000367180	Saudi American Bank	Snamprogetti	Retention	7/11/2004	7/1/2006	SAR	434,518	115,851
69 Arabian CBI Ltd	3000366879	Saudi American Bank	Jubail United Petrochemical Co,	Retention	1/18/2004	10/31/2006	SAR	2,794,014	744,940
69 Arabian CBI Ltd	3000366947	Saudi American Bank	Jubail United Petrochemical Co,	Performance	1/25/2004	10/31/2006	SAR	1,921,500	512,310
69 Arabian CBI Ltd	3000366933	Saudi American Bank	Jubail United Petrochemical Co,	Performance	1/18/2004	10/31/2006	SAR	308,500	82,252
69 Arabian CBI Ltd	3000366934	Saudi American Bank	Jubail United Petrochemical Co,	Retention	1/18/2004	10/31/2006	SAR	308,500	82,252
69 Arabian CBI Ltd	3000367517	Saudi American Bank	CAT	Performance	2/26/2005	3/9/2007	0	0	520,000
69 Arabian CBI Ltd	3000367598	Saudi American Bank	Jubail Chevron Phillips Co.	Performance	4/12/2005	2/5/2008	0	0	1,181,200
69 Arabian CBI Ltd	3000367604	Saudi American Bank	Saudi Chevron Petrochemical Co.	Performance	4/12/2005	1/21/2009	0	0	146,960
69 Arabian CBI Ltd	3000367596	Saudi American Bank	Snamprogetti	Retention	4/10/2005	12/15/2006	0	0	628,657
69 Arabian CBI Ltd	3000367902	Saudi American Bank	Sharq	Performance	8/10/2005	11/30/2007	0	0	5,674,338
69 Arabian CBI Ltd	3000367976	Saudi American Bank	Sharq	Retention	9/12/2005	11/16/2007	0	0	2,826,228
69 Arabian CBI Ltd	3000368022	Saudi American Bank	Samsung	Performance	10/4/2005	2/17/2007	0	0	215,000
69 Arabian CBI Ltd	3000368033	Saudi American Bank	Samsung	Advance	10/9/2005	2/17/2007	0	0	430,000
69 Arabian CBI Ltd	3000368052	Saudi American Bank	Saudi Archirodon	Advance	10/23/2005	4/30/2007	SAR	2,019,915	538,550
69 Arabian CBI Ltd	3000368053	Saudi American Bank	Saudi Archirodon	Performance	10/23/2005	4/30/2007	SAR	2,019,915	538,550
69 Arabian CBI Ltd	3000368169	Saudi American Bank	JUPC	Advance	1/28/2006	1/28/2007	SAR	3,462,042	923,050
69 Arabian CBI Ltd	3000368170	Saudi American Bank	JUPC	Performance	1/28/2006	1/28/2009	SAR	1,731,021	461,525
69 Arabian CBI Ltd	3000368171	Saudi American Bank	JUPC	Retention	1/28/2006	1/28/2007	SAR	1,731,021	461,525
69 Arabian CBI Ltd	3000368358	Saudi American Bank	Samsung	Advance	3/1/2006	8/20/2007	0	0	594,000
69 Arabian CBI Ltd	3000368357	Saudi American Bank	Samsung	Performance	3/1/2006	8/20/2007	0	0	297,000

Schedule 5.15(a)(ii) — LC’s Surety Bonds
CHICAGO BRIDGE & IRON COMPANY N.V.
Consolidated LC’s & Bank Guarantee’s as of June 30, 2006

								Value in
								currency	Value in
Entity	LC Number	Issued by	Beneficiary	Purpose	Issued	Expiry Date	Currency	of issue	USD
70 CBI Constructors S.A. (South Africa)	M302406	Standard Bank	Dept. Customs & Excise	Financial	11/7/1995	12/31/2010	ZAR	2,500	344
70 CBI Constructors S.A. (South Africa)	M420120	Standard Bank	Sasol Petroleum Tamane	Retention	3/17/2003	7/31/2006	ZAR	226,211	31,115
70 CBI Constructors S.A. (South Africa)	M451944	Standard Bank	Engen Refinery	Retention	6/7/2005	4/8/2007	ZAR	212,306	29,203
77 CBI ST Limited(Thailand)	DU1/CGY305408 / 359-02-0401420	Standard Chartered Bank	Nacap Asia Pacific (Thailand) Co. Ltd.	Performance	12/11/2003	1/31/2007	0	0	605,797
77 CBI ST Limited(Thailand)	DU1/CGY305409 / 359-02-0401527	Standard Chartered Bank	Nacap Asia Pacific (Thailand) Co. Ltd.	Performance	12/11/2003	1/31/2007	THB	10,852,465	282,164
77 CBI ST Limited(Thailand)	DU1/CGY400595 / 359-02-0405186	Standard Chartered Bank	Nacap Asia Pacific (Thailand) Co., Ltd.	Retention	2/20/2004	3/31/2007	THB	10,340,365	268,849
11 Pacific Rim Material Supply Company	DU1/CGY400370	Standard Chartered Bank	Vopak Shanghai Logistics Co. Ltd.	Performance	1/27/2004	7/27/2006	0	0	1,094,000
11 Pacific Rim Material Supply Company	DU1/CGY50000213	Standard Chartered Bank	Shanghai Secco Petrochemical Company Ltd.	Warranty	1/18/2005	3/31/2007	0	0	2,201,892
23 CBI Overseas, LLC	DU1/CG0600341	Standard Chartered Bank	Controller of Immigration - Singapore	Warranty	1/26/2006	1/22/2007	SGD	250,000	156,485
117 Pacific Rim-Fujian Br.	DU1/CG0505797	Standard Chartered Bank	CNOOC Fujian LNG Co. Ltd.	Performance	12/19/2005	12/19/2007	0	0	13,700,000
98 CMP BV	DU/CGY303412	Standard Chartered Bank	Chiyotec Limited	Performance	7/28/2003	11/30/2008	0	0	5,882,739
98 CMP BV	DU1/CGY303411	Standard Chartered Bank	Chiyotec Limited	Advance	7/28/2003	3/31/2007	0	0	8,824,109
505 CBI Europe BV (China)	DU1/CGY400377 / 00333-02-00005476	Standard Chartered Bank	Vopak Shanghai Logistic Co. Ltd.	Performance	1/27/2004	7/1/2006	CNY	4,634,896	578,899
506 CBI Europe BV (Sakhalin)	DU1/CGY303409	Standard Chartered Bank	CTSD Limited	Performance	7/28/2003	11/30/2008	0	0	3,717,261
506 CBI Europe BV (Sakhalin)	DU1/CGY303410	Standard Chartered Bank	CTSD Limited	Advance	7/28/2003	3/31/2007	0	0	5,575,892
68 CBI Eastern Anstalt	DU1/CGY502015	Standard Chartered Bank	Taisei Corporation	Retention	5/5/2005	9/8/2006	0	0	838,308
70 CBI Constructors S.A. (South Africa)	ZABOG40043	Standard Chartered Bank	Linde AG	Warranty	8/11/2004	7/31/2006	ZAR	2,009,673	276,431
70 CBI Constructors S.A. (South Africa)	ZABOG40056	Standard Chartered Bank	Technip South Africa	Performance	9/22/2004	9/30/2007	ZAR	648,153	89,153
70 CBI Constructors S.A. (South Africa)	ZABOG50033	Standard Chartered Bank	Sasol Technology (Pty)	Warranty	9/14/2005	5/31/2007	ZAR	600,315	82,573
70 CBI Constructors S.A. (South Africa)	ZABOG50034	Standard Chartered Bank	Sasol Technology (Pty)	Warranty	9/14/2005	5/31/2007	ZAR	803,098	110,466
70 CBI Constructors S.A. (South Africa)	ZABOG50035	Standard Chartered Bank	Sasol Technology (Pty)	Warranty	9/14/2005	6/27/2007	ZAR	400,669	55,112
70 CBI Constructors S.A. (South Africa)	ZABOG50042	Standard Chartered Bank	Sasol Technology (Pty) Ltd.	Warranty	7/19/2005	7/19/2006	ZAR	2,833,342	389,726
702 CBI Constructors S.A. (Angola)	ZABOG40053	Standard Chartered Bank	Group Five	Retention	8/27/2004	8/27/2006	0	0	582,000
69 Arabian CBI Ltd	DU1/CGY500814	Standard Chartered Bank	JGC Arabia Limited	Advance	3/1/2005	9/30/2006	0	0	798,823
72 Oasis Supply Company Anstalt	DU1/CGY500813	Standard Chartered Bank	JGC Corporation	Advance	3/1/2005	7/1/2006	0	0	771,177
72 Oasis Supply Company Anstalt	DU1/CGY500811	Standard Chartered Bank	JGC Corporation	Advance	3/1/2005	7/1/2006	0	0	2,699,119
72 Oasis Supply Company Anstalt	DU1/CGY502237	Standard Chartered Bank	JGC Corporation	Advance	5/16/2005	7/1/2006	0	0	2,699,119
69 Arabian CBI Ltd	DU1/CGY500815	Standard Chartered Bank	JGC Arabia Limited	Performance	3/1/2005	3/31/2009	0	0	798,823
68 CBI Eastern Anstalt	GT02/1999/0443 / DU1/CG9920443	Standard Chartered Grindlays	Jebel Ali Free Zone Authority	Labor Guarantee	9/1/1999	10/1/2006	AED	100,000	27,221

Total Bi-lateral Utilization									345,887,346

117 Pacific Rim-Fujian Br.	223002	REV Credit Facility	CNOOC-Fujian LNG, ltd	Advance	1/6/2006	4/21/2007	0	0	5,114,655
08 CBI NV	750105	REV Credit Facility	AIG	Financial	10/22/2001	2/7/2007	0	0	4,436,842
08 CBI NV	751694	REV Credit Facility	St Paul Fire and Marine Insurance	Financial	11/21/2003	8/22/2006	0	0	10,557,607
39 CBI (Delaware)	SLT321426	REV Credit Facility	Bank One NA	Financial	5/29/2001	8/31/2006	0	0	2,000,000
39 CBI (Delaware)	SLT751064	REV Credit Facility	Continental Casualty Company	Financial	2/1/2003	2/1/2007	0	0	9,441,000
39 CBI (Delaware)	251625	REV Credit Facility	Federal Insurance Company	Financial	3/28/2006	3/16/2007	0	0	12,500,000
Woodlands International Insurance Comp.	246955	REV Credit Facility	Zurich American Insurance Company	Financial	3/22/2006	3/31/2007	0	0	20,000,000
45 Central Trading Company Ltd	CPCS-645328	REV Credit Facility	Crystallex International Corporation	Advance	7/19/2005	7/13/2006	0	0	513,025
45 Central Trading Company Ltd	207192	REV Credit Facility	Ingeneria y Construccion Sigdo Koppers S.A.	Performance	10/12/2005	6/28/2007	0	0	84,300
45 Central Trading Company Ltd	207123	REV Credit Facility	Ingeneria y Construccion Sigdo Koppers S.A.	Performance	10/12/2005	6/28/2007	0	0	348,700
47 Constructora CBI Limitada (Chile)	CPCS-647027	REV Credit Facility	Salfa Montajes S.A.	Performance	8/3/2005	12/31/2006	0	0	237,659
47 Constructora CBI Limitada (Chile)	213571	REV Credit Facility	Compania de Petroleos de Chile COPEC	Advance	11/14/2005	3/27/2007	0	0	530,035
47 Constructora CBI Limitada (Chile)	213570	REV Credit Facility	Compania de Petroleos de Chile COPEC	Advance	11/14/2005	3/27/2007	0	0	113,410
CBI Americas Ltd	CPCS-638169	REV Credit Facility	Gasmar S.A.	Performance	5/17/2005	6/23/2007	0	0	303,979
CBI Americas Ltd	212424	REV Credit Facility	Hovensa L.L.C.	Performance	11/8/2005	10/16/2007	0	0	1,186,764
21 Oceanic Contractors	264150	REV Credit Facility	Pluspetrol Peru Corporation	Performance	6/6/2006	10/17/2007	0	0	762,840
21 Oceanic Contractors	264148	REV Credit Facility	Pluspetrol Peru Corporation	Performance	6/6/2006	10/29/2007	0	0	89,929
CSA Trading Company Ltd	264147	REV Credit Facility	Pluspetrol Peru Corporation	Performance	6/6/2006	5/30/2007	0	0	3,879,055
71 CSA Trading Company Ltd	220666	REV Credit Facility	Crystallex International Corporation	Performance	12/15/2005	12/20/2006	0	0	513,025
71 CSA Trading Company Ltd	217595	REV Credit Facility	Pluspetrol Peru Corporation S.A.	Advance	11/30/2005	9/1/2006	0	0	16,686,394
50 CBI Europe BV	ST4042/04	REV Credit Facility	Atyrau Branch of PFD International LLC	Performance	9/10/2004	8/1/2007	0	0	628,469

Schedule 5.15(a)(ii) — LC’s Surety Bonds
CHICAGO BRIDGE & IRON COMPANY N.V.
Consolidated LC’s & Bank Guarantee’s as of June 30, 2006

								Value in
								currency	Value in
Entity	LC Number	Issued by	Beneficiary	Purpose	Issued	Expiry Date	Currency	of issue	USD
58 CB & I (UK)	ST4003/04	REV Credit Facility	EnCana (UK) Limited	Performance	1/22/2004	1/5/2007	GBP	3,750,000	7,015,313
50 CBI Europe BV	642613	REV Credit Facility	PFD International LLC	Performance	6/27/2005	4/17/2007	0	0	660,000
50 CBI Europe BV	251562	REV Credit Facility	CNOOC-FUJIAN LNG CO	Advance	3/28/2006	4/30/2007	0	0	1,659,235
50 CBI Europe BV	251601	REV Credit Facility	CNOOC-FUJIAN LNG CO	Advance	3/28/2006	4/30/2007	0	0	625,565
508 CBI Europe/Chengda Cons	227859	REV Credit Facility	CNOOC-Fujian LNG Co	Advance	1/20/2006	3/31/2007	0	0	2,009,807
69 Arabian CBI Ltd	533636030	REV Credit Facility	Samsung Saudi Arabia Ltd	Performance	12/2/2005	3/19/2010	SAR	5,268,570	1,404,965
69 Arabian CBI Ltd	533636027	REV Credit Facility	Samsung Saudi Arabia Ltd	Performance	12/2/2005	3/19/2008	SAR	3,161,250	842,979
72 Oasis Supply Company Anstalt	533636029	REV Credit Facility	Samsung Saudi Arabia Ltd	Performance	12/2/2005	3/19/2008	0	0	562,000
72 Oasis Supply Company Anstalt	533636028	REV Credit Facility	Samsung Saudi Arabia Ltd	Performance	12/2/2005	3/19/2008	0	0	2,810,000
92 Howe Baker Engineers	751680	REV Credit Facility	Marathon Ashland Petroleum LLC	Retention	11/19/2003	11/7/2007	0	0	3,258,319
92 Howe Baker Engineers	410076	REV Credit Facility	JGC (USA), Inc.	Performance	3/17/2004	7/31/2007	0	0	80,900
92 Howe Baker Engineers	CPCS-637798	REV Credit Facility	Petrolera Zuata, Petrozuata C.A.	Performance	5/12/2005	6/30/2006	0	0	2,089,200
92 Howe Baker Engineers	646660	REV Credit Facility	Pluspetrol Peru Corporation	Performance	8/1/2005	9/30/2006	0	0	47,469,729
92 Howe Baker Engineers	CPCS-646220	REV Credit Facility	Tipiel S.A.	Performance	7/26/2005	2/8/2007	0	0	22,160
92 Howe Baker Engineers	410634	REV Credit Facility	Marathon Ashland Petroleum LLC	Performance	9/28/2004	11/7/2007	0	0	1,040,307
92 Howe Baker Engineers	218562	REV Credit Facility	Pluspetrol Peru	Performance	12/5/2005	1/1/2008	0	0	7,223,160
92 Howe Baker Engineers	233701	REV Credit Facility	Marathon Ashland Petroleum	Performance	2/3/2006	11/7/2007	0	0	4,015,327
92 Howe Baker Engineers	252574	REV Credit Facility	Toyo Engineering India Ltd	Performance	4/5/2006	2/14/2008	0	0	59,539
92 Howe Baker Engineers	256904	REV Credit Facility	Marathon Petroleum Company	Financial	4/27/2006	11/7/2007	0	0	4,015,327
92 Howe Baker Engineers	263111	REV Credit Facility	Conocophillips Company	Performance	6/2/2006	7/15/2006	0	0	3,033,826
92 Howe Baker Engineers	253550	REV Credit Facility	Cabinda Gulf Oil Company Ltd	Performance	4/10/2006	12/1/2009	0	0	25,250,000
92 Howe Baker Engineers	253547	REV Credit Facility	Cabinda Gulf Oil Company Ltd	Advance	4/10/2006	5/1/2008	0	0	25,250,000
94 Callidus Technologies LLC	G5097/03	REV Credit Facility	BP Exploration (Shah Deniz) Limited	Performance	10/29/2003	9/30/2007	0	0	135,271
94 Callidus Technologies LLC	G5023/04	REV Credit Facility	Aker Kvaerner Netherlands B.V.	Performance	4/19/2004	7/31/2007	0	0	75,000
94 Callidus Technologies LLC	G5002/04	REV Credit Facility	MW Kellogg	Performance	1/8/2004	12/31/2007	0	0	34,425
94 Callidus Technologies LLC	777520022681L	REV Credit Facility	Larsen & Toubro	Performance	12/23/2003	8/14/2006	0	0	284,986
94 Callidus Technologies LLC	752134	REV Credit Facility	Mitsubishi Heavy Industries Ltd	Performance	1/5/2004	1/19/2007	0	0	6,755
94 Callidus Technologies LLC	G5011/04	REV Credit Facility	Gulf Advanced Chemical Industries Company Ltd	Performance	2/3/2004	7/31/2007	0	0	532,590
55 Horton CBI, Ltd	649901	REV Credit Facility	Bear Head LNG c/o Anadarko Petroleum Corp	Performance	8/29/2005	5/12/2010	0	0	1,518,859
55 Horton CBI, Ltd	649902	REV Credit Facility	Bear Head LNG c/o Anadarko Petroleum Corp	Performance	8/29/2005	5/12/2010	CAD	13,590,410	12,335,883
37Ind Constructors (Industrial Division)	332163	REV Credit Facility	Southern LNG Inc.	Performance	6/2/2003	6/2/2007	0	0	5,000,000
37Ind Constructors (Industrial Division)	SLT751624	REV Credit Facility	Trunkline LNG Company, LLC	Performance	9/26/2003	7/31/2006	0	0	14,320,343
37Ind Constructors (Industrial Division)	410872	REV Credit Facility	Dominion Cove Point LNG Lmt	Performance	1/5/2005	6/30/2009	0	0	18,760,000
37Ind Constructors (Industrial Division)	410679	REV Credit Facility	Trunkline LNG	Performance	10/19/2004	6/30/2006	0	0	9,460,630
37Ind Constructors (Industrial Division)	227889	REV Credit Facility	Marathon Petroleum Company	Performance	1/17/2006	8/17/2007	0	0	947,790
37Ind Constructors (Industrial Division)	256940	REV Credit Facility	Golden Pass	Performance	4/27/2006	9/1/2006	0	0	9,000,000
37Ind Constructors (Industrial Division)	261737	REV Credit Facility	Houston Fuel Oil Terminal Company	Performance	5/24/2006	3/1/2007	0	0	141,771
37Ind Constructors (Industrial Division)	267705	REV Credit Facility	Kinder Morgan Liquids Terminals LP	Retention	6/23/2006	5/27/2007	0	0	104,144
40 CBI Services	410972	REV Credit Facility	Western Surety Company	Financial	2/7/2005	2/7/2007	0	0	4,039,750
40 CBI Services	410692	REV Credit Facility	Yankee Gas Services Company	Performance	10/15/2004	10/14/2007	0	0	20,000,000
40 CBI Services	204167	REV Credit Facility	Hitachi America Ltd	Performance	9/27/2005	6/30/2009	0	0	121,310
40 CBI Services	264146	REV Credit Facility	Alstom Power	Warranty	6/6/2006	10/1/2007	0	0	500,000

Total Committed Utilization w/o currency adjustment									327,644,851

Plus: 3% Adjustment for Foreign Currency LC’s									647,974

Total Committed Utilization									328,292,825

Total Bi-lateral & Committed Utilization									674,180,171

Schedule 5.15(a)(ii) — LC’s Surety Bonds
CHICAGO BRIDGE & IRON COMPANY N.V.
Consolidated LC’s & Bank Guarantee’s as of June 30, 2006
Calculation of Foreign Currency LC’s:

Revolving Facility:
ST4003/04	GBP	3,750,000	$7,015,312.50

649902	CAD	13,590,410	$12,335,883.43

533636030	SAR	5,268,570	$1,404,964.88

533636027	SAR	3,161,250	$842,978.93

Total Foreign Currency LC’s			$21,599,139.74

3% adjustment to Total Utilization			$647,974.19

Schedule 5.15(a)(ii) — Surety Bonds
Surety Bonds as of 6/30/06

								Value in	USD
								Issued	or USD
Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	Currency	Equiv.
37Ind Constructors (Industrial Division)	213686	AMERICAN CONTRACTORS INDEMNITY COMPANY (ACI)	Interstate Engineering Corporation	Performance and Payment	19-Apr-06	21-Nov-08		3,771,610	3,771,610
37Ind Constructors (Industrial Division)	58618534	WESTERN SURETY COMPANY (WSC)	New Mexico Contractor's Licensing Service, Inc	License/Permit	20-Aug-03	20-Aug-06		5,000	5,000
37Ind Constructors (Industrial Division)	58618535	WESTERN SURETY COMPANY (WSC)	State of Iowa	License/Permit	07-Aug-99	07-Aug-06		50,000	50,000
37Ind Constructors (Industrial Division)	58618538	WESTERN SURETY COMPANY (WSC)	State of Florida, Construction Industry Licensing	License/Permit	15-Jul-02	27-Aug-06		50,000	50,000
37Ind Constructors (Industrial Division)	58618573	WESTERN SURETY COMPANY (WSC)	The Gardner Zemke Company	Performance and Payment	06-Dec-04	06-Dec-07		1,235,000	1,235,000
37Ind Constructors (Industrial Division)	58618594	WESTERN SURETY COMPANY (WSC)	State of Oklahoma	License/Permit	09-Jan-03	09-Jan-07		5,000	5,000
37Ind Constructors (Industrial Division)	58618600	WESTERN SURETY COMPANY (WSC)	City of Valparasio, IN	License/Permit	12-Oct-04	01-Jul-08		5,000	5,000
37Ind Constructors (Industrial Division)	58618617	WESTERN SURETY COMPANY (WSC)	U.S. Army Engineer District, Mobile	Performance and Payment	01-Feb-05	30-Sep-06		16,353,000	16,353,000
37Ind Constructors (Industrial Division)	58629024	WESTERN SURETY COMPANY (WSC)	The Florida State University	Performance and Payment	29-Apr-05	30-Jun-06		1,190,950	1,190,950
37Ind Constructors (Industrial Division)	58629038	WESTERN SURETY COMPANY (WSC)	City of Wentzville, MO	Performance and Payment	14-Jul-05	30-Sep-06		2,450,000	2,450,000
37Ind Constructors (Industrial Division)	58633450	WESTERN SURETY COMPANY (WSC)	Plymouth Charter Township (Plymouth, MI)	Performance and Payment	06-Jan-06	30-Apr-07		1,343,325	1,343,325
37Ind Constructors (Industrial Division)	58633468	WESTERN SURETY COMPANY (WSC)	State of Arkansas	License/Permit	01-Apr-99	01-Apr-09		10,000	10,000
37Ind Constructors (Industrial Division)	58633470	WESTERN SURETY COMPANY (WSC)	State of California	License/Permit	02-Nov-98	02-Nov-08		10,000	10,000
37Ind Constructors (Industrial Division)	58633471	WESTERN SURETY COMPANY (WSC)	State of California	License/Permit	11-Dec-98	11-Dec-08		7,500	7,500
37Ind Constructors (Industrial Division)	58633472	WESTERN SURETY COMPANY (WSC)	State of Washington	License/Permit	12-Jun-99	12-Jun-09		12,000	12,000
37Ind Constructors (Industrial Division)	58637380	WESTERN SURETY COMPANY (WSC)	Grunley-Walsh	Performance and Payment	19-Dec-05	01-May-09		5,215,000	5,215,000
37Ind Constructors (Industrial Division)	81558708	FEDERAL INSURANCE COMPANY (FED)	M&D Mechanical	Performance and Payment	06-Jun-06	03-Apr-07		869,200	869,200
37Ind Constructors (Industrial Division)	81558787	FEDERAL INSURANCE COMPANY (FED)	Terra Mississippi Nitrogen, INC.	Retention	16-Sep-05	07-Oct-06		299,300	299,300
37Ind Constructors (Industrial Division)	81558803	FEDERAL INSURANCE COMPANY (FED)	Chevron Products Company	Retention	07-Nov-05	01-Aug-06		128,091	128,091
37Ind Constructors (Industrial Division)	81558805	FEDERAL INSURANCE COMPANY (FED)	Pasadena Refining System, Inc.	Retention	21-Oct-05	21-Dec-06		88,570	88,570
37Ind Constructors (Industrial Division)	285011285	Liberty Mutual	U.S. Army Engineer District, Mobile (CESAM-CT)	Performance	25-Apr-02	30-Sep-06		11,730,000	11,730,000
37Ind Constructors (Industrial Division)	CMS215360	RLI INSURANCE COMPANY (RLI)	State of Louisiana, Dept. of Revenue and Taxation	Tax	21-May-02	21-May-07		2,500	2,500
37Ind Constructors (Industrial Division)	CMS215365	RLI INSURANCE COMPANY (RLI)	Calvert County Department of Public Works	License/Permit	06-May-05	06-May-07		69,125	69,125
37Ind Constructors (Industrial Division)	CMS215366	RLI INSURANCE COMPANY (RLI)	State of Oregon	License/Permit	31-May-05	31-May-07		15,000	15,000
37Ind Constructors (Industrial Division)	CMS226320	RLI INSURANCE COMPANY (RLI)	North Carolina Licensing Board for General Contractors	License/Permit	12-Dec-05	31-Dec-06		1,500,000	1,500,000
37Ind Constructors (Industrial Division)	CMS226322	RLI INSURANCE COMPANY (RLI)	JE Merit Constructors, Inc.	Retention	10-Jan-06	10-Jan-07		428,277	428,277
37Ind Constructors (Industrial Division)	CMS226329	RLI INSURANCE COMPANY (RLI)	Sunoco Pipeline L.P.	Retention	01-Mar-06	01-Mar-07		393,200	393,200
37Ind Constructors (Industrial Division)	SY2658	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Governor of the State of Texas	License/Permit	26-Apr-03	26-Apr-07		10,000	10,000

Sub-total									47,246,648

37Wtr Constructors (Water Division)	15814608	Other	State of Texas	Public	31-Mar-06	31-Mar-10		10,000	10,000
37Wtr Constructors (Water Division)	58618537	WESTERN SURETY COMPANY (WSC)	City of Auburn Finance Department Revenue Office	License/Permit	04-Aug-03	04-Aug-06		5,000	5,000
37Wtr Constructors (Water Division)	58618541	WESTERN SURETY COMPANY (WSC)	State of California	License/Permit	05-Sep-02	04-Oct-06		7,500	7,500

Schedule 5.15(a)(ii) — Surety Bonds
Surety Bonds as of 6/30/06

								Value in	USD
								Issued	or USD
Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	Currency	Equiv.
37Wtr Constructors (Water Division)	58618549	WESTERN SURETY COMPANY (WSC)	Cambria Community Services District	Performance and Payment	07-Oct-04	15-Jul-06		1,632,143	1,632,143
37Wtr Constructors (Water Division)	58618554	WESTERN SURETY COMPANY (WSC)	Valparaiso Department of Water Works	Performance and Payment	12-Oct-04	01-Jul-08		1,812,700	1,812,700
37Wtr Constructors (Water Division)	58618557	WESTERN SURETY COMPANY (WSC)	Grand Chute Sanitary District #1	Performance and Payment	26-Oct-04	01-Aug-06		1,369,000	1,369,000
37Wtr Constructors (Water Division)	58618563	WESTERN SURETY COMPANY (WSC)	Clermont County Commissioners	Performance and Payment	08-Nov-04	08-Sep-06		1,648,000	1,648,000
37Wtr Constructors (Water Division)	58618565	WESTERN SURETY COMPANY (WSC)	Village of Round Lake Beach	Performance and Payment	09-Nov-04	15-Jul-06		2,152,300	2,152,300
37Wtr Constructors (Water Division)	58618566	WESTERN SURETY COMPANY (WSC)	City of Jamestown	License/Permit	11-Nov-04	31-Dec-06		10,000	10,000
37Wtr Constructors (Water Division)	58618575	WESTERN SURETY COMPANY (WSC)	Alaska Department of Commerce	License/Permit	01-Jan-05	31-Dec-06		10,000	10,000
37Wtr Constructors (Water Division)	58618577	WESTERN SURETY COMPANY (WSC)	State of Mississippi	License/Permit	14-Dec-04	14-Dec-06		57,950	57,950
37Wtr Constructors (Water Division)	58618579	WESTERN SURETY COMPANY (WSC)	State of Mississippi	License/Permit	14-Dec-04	14-Dec-06		55,545	55,545
37Wtr Constructors (Water Division)	58618586	WESTERN SURETY COMPANY (WSC)	Lawton Chiles, Governor of the State of Florida	License/Permit	05-Dec-02	05-Dec-06		5,000	5,000
37Wtr Constructors (Water Division)	58618592	WESTERN SURETY COMPANY (WSC)	Norwich Public Utilitiies of the City of Norwich	License/Permit	02-Dec-04	11-Jan-07		55,945	55,945
37Wtr Constructors (Water Division)	58618614	WESTERN SURETY COMPANY (WSC)	City of Lee’s Summit	Performance and Payment	30-Dec-04	01-Jul-06		3,627,000	3,627,000
37Wtr Constructors (Water Division)	58618615	WESTERN SURETY COMPANY (WSC)	Urbandale Water Utility	Performance and Payment	07-Apr-05	15-Nov-06		3,118,000	3,118,000
37Wtr Constructors (Water Division)	58618619	WESTERN SURETY COMPANY (WSC)	City of Woodbury	Performance and Payment	21-Apr-05	15-Apr-07		2,565,500	2,565,500
37Wtr Constructors (Water Division)	58627871	WESTERN SURETY COMPANY (WSC)	City of Woonsocker Water Division	Performance and Payment	16-Mar-05	30-Dec-06		2,298,000	2,298,000
37Wtr Constructors (Water Division)	58627873	WESTERN SURETY COMPANY (WSC)	Prince William County Service Authority	Performance and Payment	11-Mar-05	15-Sep-06		3,362,100	3,362,100
37Wtr Constructors (Water Division)	58627874	WESTERN SURETY COMPANY (WSC)	Erie County Water Authority	Performance and Payment	01-Mar-05	31-Jul-06		2,738,000	2,738,000
37Wtr Constructors (Water Division)	58627882	WESTERN SURETY COMPANY (WSC)	City of Belvidere, IL	Performance and Payment	29-Mar-05	30-Jun-06		1,290,000	1,290,000
37Wtr Constructors (Water Division)	58627887	WESTERN SURETY COMPANY (WSC)	City of Rosemount	Performance and Payment	06-May-05	15-Nov-06		2,257,700	2,257,700
37Wtr Constructors (Water Division)	58627889	WESTERN SURETY COMPANY (WSC)	Board of Water Commissioners of the City of Long Beach	Performance and Payment	14-May-05	20-Oct-06		1,994,432	1,994,432
37Wtr Constructors (Water Division)	58629025	WESTERN SURETY COMPANY (WSC)	City of Monticello	Performance and Payment	18-May-05	31-Oct-06		1,698,000	1,698,000
37Wtr Constructors (Water Division)	58629026	WESTERN SURETY COMPANY (WSC)	The City of Orangeburg	Performance and Payment	23-May-05	30-Jul-06		1,821,000	1,821,000
37Wtr Constructors (Water Division)	58629027	WESTERN SURETY COMPANY (WSC)	Port of Houston Authority	Performance and Payment	01-Jun-05	17-Jul-07		1,858,180	1,858,180
37Wtr Constructors (Water Division)	58629028	WESTERN SURETY COMPANY (WSC)	City of Delaware	Performance and Payment	09-May-05	30-Jul-07		4,045,000	4,045,000
37Wtr Constructors (Water Division)	58629030	WESTERN SURETY COMPANY (WSC)	City of McHenry, IL	Performance and Payment	01-Jun-05	01-Jun-09		1,495,000	1,495,000
37Wtr Constructors (Water Division)	58629036	WESTERN SURETY COMPANY (WSC)	City of Fort Walton Beach, Florida	Performance and Payment	05-Jul-05	15-Oct-06		1,969,800	1,969,800
37Wtr Constructors (Water Division)	58629037	WESTERN SURETY COMPANY (WSC)	City of Fulton, MO	Performance and Payment	13-Jul-05	01-Aug-06		1,838,500	1,838,500
37Wtr Constructors (Water Division)	58629039	WESTERN SURETY COMPANY (WSC)	City of Osage Beach, MO	Maintenance	22-Jul-05	31-Aug-07		1,184,000	1,184,000
37Wtr Constructors (Water Division)	58629039	WESTERN SURETY COMPANY (WSC)	City of Osage Beach, MO	Performance and Payment	22-Jul-05	31-Aug-07		1,184,000	1,184,000
37Wtr Constructors (Water Division)	58629041	WESTERN SURETY COMPANY (WSC)	Lavon Water Supply Corporation	Performance and Payment	15-Jul-05	30-Sep-06		1,239,000	1,239,000
37Wtr Constructors (Water Division)	58629042	WESTERN SURETY COMPANY (WSC)	City of St. Peter	Performance and Payment	20-Jul-05	27-Oct-06		1,010,000	1,010,000
37Wtr Constructors (Water Division)	58629043	WESTERN SURETY COMPANY (WSC)	City of Youngstown	Performance and Payment	20-May-05	20-Mar-07		2,833,000	2,833,000
37Wtr Constructors (Water Division)	58629047	WESTERN SURETY COMPANY (WSC)	Sonoma County Water Agency	Payment (Material)	02-Aug-05	31-Jul-06		5,987,050	5,987,050
37Wtr Constructors (Water Division)	58629051	WESTERN SURETY COMPANY (WSC)	Village of Spring Grove, IL	Performance and Payment	19-May-05	01-Sep-07		875,930	875,930
37Wtr Constructors (Water Division)	58629052	WESTERN SURETY COMPANY (WSC)	City of Toledo	Performance and Payment	08-Aug-05	15-Apr-07		2,137,000	2,137,000

Schedule 5.15(a)(ii) — Surety Bonds
Surety Bonds as of 6/30/06

								Value in	USD
								Issued	or USD
Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	Currency	Equiv.
37Wtr Constructors (Water Division)	58629053	WESTERN SURETY COMPANY (WSC)	Hesperia Water District	Performance and Payment	18-Aug-05	26-Apr-07		3,544,439	3,544,439
37Wtr Constructors (Water Division)	58629054	WESTERN SURETY COMPANY (WSC)	City of Bartlett, Tennessee	Performance and Payment	22-Aug-05	15-Oct-06		1,394,400	1,394,400
37Wtr Constructors (Water Division)	58629055	WESTERN SURETY COMPANY (WSC)	Little River Water & Sewerage Company, Inc.	Performance and Payment	01-Sep-05	01-Sep-06		1,138,000	1,138,000
37Wtr Constructors (Water Division)	58629057	WESTERN SURETY COMPANY (WSC)	Chatham County Water Systems	Performance and Payment	01-Sep-05	31-Dec-06		1,795,000	1,795,000
37Wtr Constructors (Water Division)	58629058	WESTERN SURETY COMPANY (WSC)	Village of Johnsburg, IL	Performance and Payment	30-Aug-05	31-Oct-07		1,195,700	1,195,700
37Wtr Constructors (Water Division)	58629064	WESTERN SURETY COMPANY (WSC)	City of Batavia, IL	Performance and Payment	10-Oct-05	14-Nov-06		1,099,000	1,099,000
37Wtr Constructors (Water Division)	58629065	WESTERN SURETY COMPANY (WSC)	City of Batavia, IL	Performance and Payment	10-Oct-05	14-Nov-06		1,669,000	1,669,000
37Wtr Constructors (Water Division)	58629067	WESTERN SURETY COMPANY (WSC)	City of Chippewa Falls, WI	Performance and Payment	03-Oct-05	27-Dec-06		1,022,200	1,022,200
37Wtr Constructors (Water Division)	58633442	WESTERN SURETY COMPANY (WSC)	Secretary of State, State of California	Public	09-Dec-05	08-Dec-09		15,000	15,000
37Wtr Constructors (Water Division)	58633443	WESTERN SURETY COMPANY (WSC)	TC Construction Co., Inc.	Performance and Payment	01-Dec-05	01-Mar-07		3,802,641	3,802,641
37Wtr Constructors (Water Division)	58633445	WESTERN SURETY COMPANY (WSC)	City of Columbia	Performance and Payment	06-Dec-05	09-May-07		3,617,000	3,617,000
37Wtr Constructors (Water Division)	58633457	WESTERN SURETY COMPANY (WSC)	Easley Combined Utililities	Performance and Payment	23-Jan-06	01-Apr-07		1,741,000	1,741,000
37Wtr Constructors (Water Division)	58633460	WESTERN SURETY COMPANY (WSC)	City of North Liberty	Performance and Payment	25-Jan-06	01-Aug-07		1,482,000	1,482,000
37Wtr Constructors (Water Division)	58633461	WESTERN SURETY COMPANY (WSC)	City of Spirit Lake	Performance and Payment	14-Feb-06	14-Jul-07		1,915,000	1,915,000
37Wtr Constructors (Water Division)	58633466	WESTERN SURETY COMPANY (WSC)	Road Commission for Oakland County	License/Permit	01-Mar-06	30-Nov-08		3,000	3,000
37Wtr Constructors (Water Division)	58633467	WESTERN SURETY COMPANY (WSC)	City of Chillicothe, IL	Performance and Payment	01-Mar-06	31-Aug-07		1,393,000	1,393,000
37Wtr Constructors (Water Division)	58633469	WESTERN SURETY COMPANY (WSC)	Northern Kentucky Water District	Performance and Payment	17-Mar-06	01-Nov-07		2,298,300	2,298,300
37Wtr Constructors (Water Division)	58633477	WESTERN SURETY COMPANY (WSC)	State of Alaska	License/Permit	02-Nov-03	02-Nov-08		10,000	10,000
37Wtr Constructors (Water Division)	58633478	WESTERN SURETY COMPANY (WSC)	Public Water Supply Disrict No. 2 of St. Charles County	Performance and Payment	07-Jun-06	15-Sep-08		1,554,300	1,554,300
37Wtr Constructors (Water Division)	58633479	WESTERN SURETY COMPANY (WSC)	State of Wyoming	Wage and Welfare	03-Apr-05	03-Apr-07		16,000	16,000
37Wtr Constructors (Water Division)	58633480	WESTERN SURETY COMPANY (WSC)	City of Redding	Performance and Payment	16-Mar-06	20-May-07		2,411,300	2,411,300
37Wtr Constructors (Water Division)	58633481	WESTERN SURETY COMPANY (WSC)	City of Fulton	Performance and Payment	17-Mar-06	31-Aug-07		1,939,400	1,939,400
37Wtr Constructors (Water Division)	58633482	WESTERN SURETY COMPANY (WSC)	State of Arkanzas	License/Permit	20-Sep-03	20-Sep-08		10,000	10,000
37Wtr Constructors (Water Division)	58633483	WESTERN SURETY COMPANY (WSC)	State of Washington	License/Permit	15-Sep-03	15-Sep-08		6,000	6,000
37Wtr Constructors (Water Division)	58633485	WESTERN SURETY COMPANY (WSC)	Cucamonga Valley Water District	Performance and Payment	21-Mar-06	01-Aug-07		508,420	508,420
37Wtr Constructors (Water Division)	58633486	WESTERN SURETY COMPANY (WSC)	Village of Mount Horeb, WI	Performance and Payment	21-Mar-06	31-Jul-07		848,000	848,000
37Wtr Constructors (Water Division)	58633487	WESTERN SURETY COMPANY (WSC)	Charter Township of Grand Blanc	Performance, Payment & Maintenance	23-Mar-06	01-Jul-07		1,770,000	1,770,000
37Wtr Constructors (Water Division)	58637387	WESTERN SURETY COMPANY (WSC)	Glynn County Board of Commissioners	Performance and Payment	19-Apr-06	01-Apr-07		1,126,300	1,126,300
37Wtr Constructors (Water Division)	58637391	WESTERN SURETY COMPANY (WSC)	The City of Baytown, Texas	Performance and Payment	10-Mar-06	15-Jul-07		1,782,200	1,782,200
37Wtr Constructors (Water Division)	58637900	WESTERN SURETY COMPANY (WSC)	City of Big lake	Performance and Payment	22-Mar-06	31-Aug-07		1,691,000	1,691,000
37Wtr Constructors (Water Division)	81558697	FEDERAL INSURANCE COMPANY (FED)	Village of Calumet Park, IL	Performance and Payment	08-May-06	01-Aug-07		1,159,000	1,159,000
37Wtr Constructors (Water Division)	81558698	FEDERAL INSURANCE COMPANY (FED)	City of Park Rapids	Performance and Payment	25-Apr-06	01-Aug-07		815,250	815,250
37Wtr Constructors (Water Division)	81558699	FEDERAL INSURANCE COMPANY (FED)	Lincoln Water Commission	Performance and Payment	12-May-06	19-Nov-07		1,627,000	1,627,000
37Wtr Constructors (Water Division)	81558700	FEDERAL INSURANCE COMPANY (FED)	City of Mason City	Performance and Payment	09-May-06	23-Jun-07		1,391,000	1,391,000
37Wtr Constructors (Water Division)	81558701	FEDERAL INSURANCE COMPANY (FED)	Village of Poplar Grove, IL	Performance and Payment	17-May-06	01-Aug-07		634,500	634,500

Schedule 5.15(a)(ii) — Surety Bonds
Surety Bonds as of 6/30/06

								Value in	USD
								Issued	or USD
Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	Currency	Equiv.
37Wtr Constructors (Water Division)	81558712	FEDERAL INSURANCE COMPANY (FED)	Board of Public Works, East Longmeadow, MA	Performance and Payment	10-May-06	10-Dec-07		2,896,000	2,896,000
37Wtr Constructors (Water Division)	81558715	FEDERAL INSURANCE COMPANY (FED)	Town of Marion, Massachusetts	Performance and Payment	28-Jun-06	22-Dec-07		1,973,000	1,973,000
37Wtr Constructors (Water Division)	81558756	FEDERAL INSURANCE COMPANY (FED)	Jacobs Engineering as agent for Flint Hills Resources	Retention	23-Aug-04	23-Aug-06		264,008	264,008
37Wtr Constructors (Water Division)	81558762	FEDERAL INSURANCE COMPANY (FED)	City of Altoona, WI	Performance and Payment	13-Jan-05	30-Jul-06		1,085,000	1,085,000
37Wtr Constructors (Water Division)	81558773	FEDERAL INSURANCE COMPANY (FED)	City of Mound	Performance and Payment	13-May-05	01-Aug-06		739,080	739,080
37Wtr Constructors (Water Division)	81558774	FEDERAL INSURANCE COMPANY (FED)	Moecherville Water District, N.F.P.	Performance and Payment	16-Jun-05	31-Dec-06		741,400	741,400
37Wtr Constructors (Water Division)	81558779	FEDERAL INSURANCE COMPANY (FED)	Stonebrae L. P. and HSBC Realty Credit Corporation (USA)	Performance and Payment	31-Aug-05	31-Aug-06		1,893,875	1,893,875
37Wtr Constructors (Water Division)	81558780	FEDERAL INSURANCE COMPANY (FED)	Town of Smyrna	Performance and Payment	09-Sep-05	30-Dec-06		1,629,330	1,629,330
37Wtr Constructors (Water Division)	81558783	FEDERAL INSURANCE COMPANY (FED)	K. Hovnanian Companies of California, Inc.	Performance and Payment	20-Sep-05	02-Aug-06		2,001,378	2,001,378
37Wtr Constructors (Water Division)	81558784	FEDERAL INSURANCE COMPANY (FED)	The City of New Britain	Performance and Payment	19-Sep-05	01-May-07		1,882,771	1,882,771
37Wtr Constructors (Water Division)	81558785	FEDERAL INSURANCE COMPANY (FED)	Greene County Board of Supervisors	Performance and Payment	06-Oct-05	15-Dec-06		1,976,100	1,976,100
37Wtr Constructors (Water Division)	81558786	FEDERAL INSURANCE COMPANY (FED)	County of Stafford	Performance and Payment	28-Sep-05	15-Dec-06		1,793,000	1,793,000
37Wtr Constructors (Water Division)	81558790	FEDERAL INSURANCE COMPANY (FED)	City of Clinton, IL	Performance and Payment	12-Oct-05	01-Oct-06		1,034,000	1,034,000
37Wtr Constructors (Water Division)	81558791	FEDERAL INSURANCE COMPANY (FED)	Jurupa Community Services District	Performance and Payment	14-Oct-05	09-Aug-06		1,958,521	1,958,521
37Wtr Constructors (Water Division)	81558792	FEDERAL INSURANCE COMPANY (FED)	World Land Developers, LP	Performance and Payment	21-Oct-05	15-Sep-06		648,900	648,900
37Wtr Constructors (Water Division)	81558793	FEDERAL INSURANCE COMPANY (FED)	City of Lake Elmo	Performance and Payment	18-Oct-05	01-Aug-07		1,169,000	1,169,000
37Wtr Constructors (Water Division)	81558794	FEDERAL INSURANCE COMPANY (FED)	Hampshire West, LLC	Performance and Payment	31-Oct-05	30-Sep-06		2,986,480	2,986,480
37Wtr Constructors (Water Division)	81558795	FEDERAL INSURANCE COMPANY (FED)	Village of Montgomery, IL	Performance and Payment	03-Nov-05	15-Jun-07		1,839,000	1,839,000
37Wtr Constructors (Water Division)	81558797	FEDERAL INSURANCE COMPANY (FED)	Seacoast Utility Authority	Public	09-Nov-05	30-Jan-07		2,446,000	2,446,000
37Wtr Constructors (Water Division)	81558798	FEDERAL INSURANCE COMPANY (FED)	Village of Holly, MI	Performance and Payment	15-Nov-05	01-Dec-06		997,800	997,800
37Wtr Constructors (Water Division)	81558799	FEDERAL INSURANCE COMPANY (FED)	Aqua Ohio, Inc.	Performance and Payment	18-Nov-05	31-Dec-06		920,000	920,000
37Wtr Constructors (Water Division)	81558800	FEDERAL INSURANCE COMPANY (FED)	City of Bentonville	Performance and Payment	30-Nov-05	01-Jul-07		2,653,000	2,653,000
37Wtr Constructors (Water Division)	81558801	FEDERAL INSURANCE COMPANY (FED)	County Drain Commissioner, County Agency for the County of Oakland	Performance and Payment	12-Dec-05	30-Oct-06		1,830,000	1,830,000
37Wtr Constructors (Water Division)	81558802	FEDERAL INSURANCE COMPANY (FED)	Palmdale Water District	Performance and Payment	09-Dec-05	01-Oct-06		2,949,943	2,949,943
37Wtr Constructors (Water Division)	81558806	FEDERAL INSURANCE COMPANY (FED)	Syblon Reid	Performance and Payment	06-Jan-06	31-Mar-07		1,569,245	1,569,245
37Wtr Constructors (Water Division)	81558807	FEDERAL INSURANCE COMPANY (FED)	Boone Florence Water Commission	Performance and Payment	01-Feb-06	15-May-07		2,489,000	2,489,000
37Wtr Constructors (Water Division)	81558808	FEDERAL INSURANCE COMPANY (FED)	Voss Farms, LTD	Performance and Payment	17-Jan-06	12-Mar-07		839,333	839,333
37Wtr Constructors (Water Division)	81558809	FEDERAL INSURANCE COMPANY (FED)	The Board of Directors of County Sanitation District No. 2 Los Angeles County, S	Performance and Payment	03-Feb-06	25-Aug-06		1,732,850	1,732,850
37Wtr Constructors (Water Division)	81558810	FEDERAL INSURANCE COMPANY (FED)	Town of Yadkinville	Performance and Payment	23-Jan-06	01-Mar-07		1,081,000	1,081,000
37Wtr Constructors (Water Division)	81558812	FEDERAL INSURANCE COMPANY (FED)	Town of Cary	Performance and Payment	17-Feb-06	25-Aug-07		2,283,000	2,283,000
37Wtr Constructors (Water Division)	81558813	FEDERAL INSURANCE COMPANY (FED)	City of Galesburg, MI	Performance and Payment	27-Feb-06	30-Sep-07		1,023,000	1,023,000
37Wtr Constructors (Water Division)	81558814	FEDERAL INSURANCE COMPANY (FED)	City of Anderson/ Electric City Utilities	Performance and Payment	28-Feb-06	26-Aug-07		2,417,000	2,417,000
37Wtr Constructors (Water Division)	81558815	FEDERAL INSURANCE COMPANY (FED)	Town of Moreau	Performance and Payment	07-Mar-06	31-Jul-07		1,636,000	1,636,000
37Wtr Constructors (Water Division)	81558857	FEDERAL INSURANCE COMPANY (FED)	Otter Creek Lake Utility District (Davis, IL)	Performance and Payment	22-Mar-06	01-Aug-07		617,300	617,300
37Wtr Constructors (Water Division)	81558858	FEDERAL INSURANCE COMPANY (FED)	The Connecticut Water Company	Performance and Payment	29-Mar-06	30-Jun-07		1,320,000	1,320,000

Schedule 5.15(a)(ii) — Surety Bonds
Surety Bonds as of 6/30/06

								Value in	USD
								Issued	or USD
Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	Currency	Equiv.
37Wtr Constructors (Water Division)	69688524N01	WESTERN SURETY COMPANY (WSC)	Julie Davis	Public	28-Mar-04	28-Mar-08		15,000	15,000
37Wtr Constructors (Water Division)	CMS215357	RLI INSURANCE COMPANY (RLI)	City of Rochelle, IL	Warranty	12-Nov-04	12-Nov-07		44,890	44,890
37Wtr Constructors (Water Division)	CMS215367	RLI INSURANCE COMPANY (RLI)	Kalamazoo County	License/Permit	26-Jul-04	26-Jul-06		1,700	1,700
37Wtr Constructors (Water Division)	CMS226304	RLI INSURANCE COMPANY (RLI)	MARYLAND STATE HIGHWAY ADMINISTRATION - KENT COUNTY	License/Permit	01-Jul-05	30-Jun-07		300,000	300,000
37Wtr Constructors (Water Division)	CMS226305	RLI INSURANCE COMPANY (RLI)	Knickerbocker Properties, LLC	Maintenance	20-Dec-04	20-Dec-07		32,672	32,672
37Wtr Constructors (Water Division)	CMS226305	RLI INSURANCE COMPANY (RLI)	Knickerbocker Properties, LLC	Performance and Payment	02-Feb-04	20-Dec-07		653,400	653,400
37Wtr Constructors (Water Division)	CMS226308	RLI INSURANCE COMPANY (RLI)	Mahoning County Engineer	License/Permit	20-Jul-05	20-Jul-06		10,000	10,000
37Wtr Constructors (Water Division)	CMS226330	RLI INSURANCE COMPANY (RLI)	Calvert County Deparment of Public Works	Performance	17-Apr-06	17-Apr-07		136,802	136,802
37Wtr Constructors (Water Division)	CMS226331	RLI INSURANCE COMPANY (RLI)	Calvert County Department of Project Management	Performance	01-Jun-06	01-Jun-07		102,175	102,175
37Wtr Constructors (Water Division)	K07443936	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	STATE OF NEVADA	License/Permit	15-Nov-03	15-Nov-08		20,000	20,000
37Wtr Constructors (Water Division)	K07443985	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	Road Commission for Oakland County	License/Permit	24-May-06	24-May-07		2,000	2,000
37Wtr Constructors (Water Division)	K07444060	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	City of Fergus Falls	Performance and Payment	15-Jun-06	15-Sep-07		1,518,000	1,518,000
37Wtr Constructors (Water Division)	K07444126	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	Kalamazoo County Drain Commission	License/Permit	01-Jan-06	01-Jan-07		6,250	6,250
37Wtr Constructors (Water Division)	KG6368	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	State of Illinois, Secretary of State	Public	24-Apr-03	24-Apr-07		5,000	5,000
37Wtr Constructors (Water Division)	ST2879	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Town of Wake Forest, N.C.	Court	07-Jun-02	07-Jun-07		72,000	72,000
37Wtr Constructors (Water Division)	ST2928	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	State of Illinois	Public	27-Aug-02	27-Aug-06		5,000	5,000
37Wtr Constructors (Water Division)	ST2948	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Village of Shorewood	Warranty	13-Nov-03	13-Nov-06		48,525	48,525
37Wtr Constructors (Water Division)	SY2682	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Charter Township of White Lake	Maintenance	01-Jul-05	01-Jul-07		1,084,370	1,084,370
37Wtr Constructors (Water Division)	SY2687	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	El Dorado Irrigation Dist	Performance and Payment	05-Jun-03	30-Jun-06		1,646,000	1,646,000
37Wtr Constructors (Water Division)	TB6388	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	City of Inver Grove Heights	Performance and Payment	09-Oct-03	15-Jun-07		2,248,000	2,248,000
37Wtr Constructors (Water Division)	TB6389	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Dillingham-Ray Wilson	Court	09-Oct-03	09-Oct-06		261,721	261,721
37Wtr Constructors (Water Division)	TB6441	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Town of Westerly, Rhode Island	Performance and Payment	30-Jan-04	01-Sep-06		1,590,000	1,590,000
37Wtr Constructors (Water Division)	TB6456	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Valero Refining	Retention	10-Mar-04	10-Mar-07		142,766	142,766
37Wtr Constructors (Water Division)	TB6462	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	State of Illinois. Secretary of State	Public	13-Apr-04	13-Apr-08		5,000	5,000
37Wtr Constructors (Water Division)	TB6478	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Intercontinental Terminals Company	Retention	31-Mar-04	31-Mar-07		218,064	218,064
37Wtr Constructors (Water Division)	TD8645	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	City of Sioux Falls	Performance and Payment	02-Aug-04	15-Jul-06		2,128,200	2,128,200
37Wtr Constructors (Water Division)	TD8647	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Village of Algonquin, IL	Performance and Payment	11-Aug-04	11-Aug-06		1,242,700	1,242,700
37Wtr Constructors (Water Division)	TD8648	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	EVANSDALE WATERWORKS BOARD OF TRUSTEES	Maintenance	16-Aug-04	16-Aug-06		1,162,989	1,162,989
37Wtr Constructors (Water Division)	TD8659	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	New York State Office of General Services	Performance and Payment	16-Sep-04	30-Jun-06		1,032,300	1,032,300
37Wtr Constructors (Water Division)	TD8662	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Charter Township of Independence	Maintenance	30-Oct-05	30-Oct-07		1,670,000	1,670,000
37Wtr Constructors (Water Division)	TD8665	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	City of Ripon	Performance and Payment	27-Sep-04	31-Dec-06		7,649,000	7,649,000

Sub-total									194,051,462

39 CBI (Delaware)	1062797	Washington International	US Customs Service	Custom	18-Jun-02	18-Jun-07		50,000	50,000
39 CBI (Delaware)	58618532	WESTERN SURETY COMPANY (WSC)	Jesse White, Secretary of State, Index Dept.	Public	17-Aug-04	03-Oct-08		5,000	5,000

Schedule 5.15(a)(ii) — Surety Bonds
Surety Bonds as of 6/30/06

								Value in	USD
								Issued	or USD
Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	Currency	Equiv.
39 CBI (Delaware)	58618533	WESTERN SURETY COMPANY (WSC)	State of Alaska	License/Permit	29-Sep-03	29-Sep-06		10,000	10,000
39 CBI (Delaware)	58618542	WESTERN SURETY COMPANY (WSC)	State of Iowa, Division of Labor	License/Permit	09-Oct-02	09-Oct-06		50,000	50,000
39 CBI (Delaware)	58618595	WESTERN SURETY COMPANY (WSC)	State of Arizona, Registrar of Contractors	License/Permit	22-Jan-03	22-Jan-07		40,000	40,000
39 CBI (Delaware)	58618596	WESTERN SURETY COMPANY (WSC)	State of Washington Department of Labor and Indust	License/Permit	22-Jan-03	22-Jan-07		12,000	12,000
39 CBI (Delaware)	58618597	WESTERN SURETY COMPANY (WSC)	State Revenue Commissioner of the State of Georgia	Tax	31-Dec-02	01-Jan-07		5,000	5,000
39 CBI (Delaware)	CMS215359	RLI INSURANCE COMPANY (RLI)	State of Oregon	License/Permit	07-Feb-02	07-Feb-07		15,000	15,000
39 CBI (Delaware)	CMS215359	RLI INSURANCE COMPANY (RLI)	Oregon Construction Contractor’s Board	License/Permit	07-Feb-03	07-Feb-07		15,000	15,000
39 CBI (Delaware)	CMS215363	RLI INSURANCE COMPANY (RLI)	State of Arizona Department of Revenue	License/Permit	30-Jun-02	30-Jun-07		102,000	102,000
39 CBI (Delaware)	K07443948	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	Village of Plainfield, IL	License/Permit	16-May-06	16-May-07		10,000	10,000
39 CBI (Delaware)	TD8638	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	State of Illinois, Jesse White, Secretary of State	Public	20-Aug-04	20-Aug-08		5,000	5,000

Sub-total									319,000

41 Morse Construction	CMS226327	RLI INSURANCE COMPANY (RLI)	Pacific Energy Group, LLC	Retention	06-Jan-06	06-Jan-07		599,660	599,660
41 Morse Construction	CMS215362	RLI INSURANCE COMPANY (RLI)	State of Nevada	License/Permit	11-Jul-02	01-Jun-07		50,000	50,000
41 Morse Construction	CMS215361	RLI INSURANCE COMPANY (RLI)	State of Nevada Department of Taxation	License/Permit	08-Nov-02	01-Apr-07		2,500	2,500
41 Morse Construction	81558864	FEDERAL INSURANCE COMPANY (FED)	Vue du Lac, LLC	Performance and Payment	24-Mar-06	15-Sep-06		672,138	672,138
41 Morse Construction	81558859	FEDERAL INSURANCE COMPANY (FED)	Brutoco Engineering & Construction	Performance and Payment	06-Mar-06	31-Dec-06		890,104	890,104
41 Morse Construction	81558811	FEDERAL INSURANCE COMPANY (FED)	Kaweah Construction Co.	Performance and Payment	04-Jan-06	04-Jan-07		195,757	195,757
41 Morse Construction	81558696	FEDERAL INSURANCE COMPANY (FED)	Whitworth Water District #2	Performance and Payment	24-Apr-06	31-Jan-07		1,149,135	1,149,135
41 Morse Construction	58637382	WESTERN SURETY COMPANY (WSC)	City of Monroe	Performance and Payment	04-Apr-06	31-Dec-06		1,172,885	1,172,885
41 Morse Construction	58633465	WESTERN SURETY COMPANY (WSC)	State of Oregon	License/Permit	13-May-02	16-May-08		15,000	15,000
41 Morse Construction	58633464	WESTERN SURETY COMPANY (WSC)	Oregon Construction Contractor’s Board	License/Permit	17-Feb-06	17-Feb-07		30,000	30,000
41 Morse Construction	58633441	WESTERN SURETY COMPANY (WSC)	City of Tualatin, Oregon	Performance and Payment	18-Nov-05	31-Dec-06		5,984,102	5,984,102
41 Morse Construction	58629035	WESTERN SURETY COMPANY (WSC)	Lakewood Water District	Performance and Payment	23-Jun-05	01-Aug-06		2,036,000	2,036,000
41 Morse Construction	58629034	WESTERN SURETY COMPANY (WSC)	Pacific Mechanical Corporation	Performance and Payment	29-Apr-05	01-Oct-06		2,572,000	2,572,000
41 Morse Construction	58627869	WESTERN SURETY COMPANY (WSC)	State of California	License/Permit	27-Feb-02	27-Feb-07		10,000	10,000
41 Morse Construction	58627868	WESTERN SURETY COMPANY (WSC)	State of California	License/Permit	27-Feb-02	27-Feb-07		7,500	7,500
41 Morse Construction	58627867	WESTERN SURETY COMPANY (WSC)	State of Washington Department of Labor & Industri	License/Permit	04-Feb-02	04-Feb-07		12,000	12,000
41 Morse Construction	58627866	WESTERN SURETY COMPANY (WSC)	State of Alaska	License/Permit	27-Feb-02	27-Feb-07		10,000	10,000
41 Morse Construction	58618531	WESTERN SURETY COMPANY (WSC)	State of Wyoming Dept. of Employment	Warranty	16-Aug-04	18-Aug-06		16,000	16,000
40 CBI Services	58618536	WESTERN SURETY COMPANY (WSC)	State of Alaska	License/Permit	31-Aug-02	31-Aug-06		5,000	5,000
40 CBI Services	58618603	WESTERN SURETY COMPANY (WSC)	Operating Engineers Local 825 Service Fund	Performance	10-Jan-00	10-Jan-07		25,000	25,000
40 CBI Services	TB6420	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Woodhaven Village, Inc.	Performance	10-Dec-03	30-Jun-06		2,154,000	2,154,000
40 CBI Services	TB6368	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Stafford Twp. Water & Sewer Utility Dept.	Maintenance	25-Aug-03	30-Mar-07		98,672	98,672
40 CBI Services	K07443912	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	Hitachi America Ltd.	Maintenance	01-May-06	01-May-09		10,000	10,000

Schedule 5.15(a)(ii) — Surety Bonds
Surety Bonds as of 6/30/06

								Value in	USD
								Issued	or USD
Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	Currency	Equiv.
40 CBI Services	K07443821	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	State of Nebraska	License/Permit	24-Apr-06	24-Apr-07		47,000	47,000
40 CBI Services	K07231684	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	LG Constructors, Inc	Performance and Payment	27-Jun-06	01-May-08		693,788	693,788
40 CBI Services	CMS226313	RLI INSURANCE COMPANY (RLI)	Missouri Depart of Revenue, Tax Admin Bureau	Wage and Welfare	01-Oct-05	01-Oct-06		25,000	25,000
40 CBI Services	CMS226311	RLI INSURANCE COMPANY (RLI)	Structural Steel and Bridge Painters Local Union 806	Wage and Welfare	20-Sep-05	19-Sep-06		25,000	25,000
40 CBI Services	CMS226307	RLI INSURANCE COMPANY (RLI)	I.U.O.E. Local 520	Wage and Welfare	11-Jul-05	11-Jul-06		20,000	20,000
40 CBI Services	CMS226303	RLI INSURANCE COMPANY (RLI)	Iron Workers Locals 40,361, & 417 Union	Welfare	04-Jul-05	04-Jul-08		30,000	30,000
40 CBI Services	CMS226302	RLI INSURANCE COMPANY (RLI)	Local 282 Welfare, Pension, Annuity,	Welfare	04-Jul-05	04-Jul-06		10,000	10,000
40 CBI Services	CMS226301	RLI INSURANCE COMPANY (RLI)	United Association Local Union 322	Wage and Welfare	17-Aug-05	17-Aug-06		200,000	200,000
40 CBI Services	CMS215368	RLI INSURANCE COMPANY (RLI)	State of Arizona	License/Permit	27-Jul-98	27-Jul-06		40,000	40,000
40 CBI Services	CMS215364	RLI INSURANCE COMPANY (RLI)	State of California	Wage and Welfare	16-Jul-02	16-Jul-06		220,000	220,000
40 CBI Services	CMS215358	RLI INSURANCE COMPANY (RLI)	State of Arkansas - Contractors Licensing Board	License/Permit	30-Apr-05	30-Apr-07		10,000	10,000
40 CBI Services	81558804	FEDERAL INSURANCE COMPANY (FED)	Kiewit Pacific Company	Performance and Payment	12-Dec-05	01-Sep-06		501,995	501,995
40 CBI Services	81558702	FEDERAL INSURANCE COMPANY (FED)	Caterpillar Trail Public Water District (E. Peoria, IL)	Performance and Payment	17-May-06	30-Aug-07		1,135,000	1,135,000
40 CBI Services	58633476	WESTERN SURETY COMPANY (WSC)	State of Washington	License/Permit	17-Jun-04	17-Jun-09		12,000	12,000
40 CBI Services	58633475	WESTERN SURETY COMPANY (WSC)	State of Washington	License/Permit	17-Jun-99	17-Jun-09		12,000	12,000
40 CBI Services	58633474	WESTERN SURETY COMPANY (WSC)	State of California	License/Permit	13-Mar-99	13-Mar-09		10,000	10,000
40 CBI Services	58633451	WESTERN SURETY COMPANY (WSC)	Painters District #58 Remittance Report	Wage and Welfare	11-Jan-06	11-Jan-07		15,000	15,000
40 CBI Services	58629046	WESTERN SURETY COMPANY (WSC)	New York State Office of General Services	Performance and Payment	01-Aug-05	31-Dec-06		3,120,000	3,120,000
40 CBI Services	58627876	WESTERN SURETY COMPANY (WSC)	Iron Workers’ Local No. 25 Fringe Benefit Funds	Wage and Welfare	17-Mar-05	17-Mar-07		25,000	25,000
40 CBI Services	58627870	WESTERN SURETY COMPANY (WSC)	State of Oregon Construction Contractors Board	License/Permit	26-Mar-02	26-Mar-07		15,000	15,000
40 CBI Services	58627865	WESTERN SURETY COMPANY (WSC)	International Assoc. of Heat & Frost Insulators & Asbestos Workers	Wage and Welfare	01-Mar-05	01-Mar-07		100,000	100,000
40 CBI Services	58627864	WESTERN SURETY COMPANY (WSC)	Nevada Department of Taxation	Tax	01-Jan-04	01-Jan-07		100	100
40 CBI Services	58627863	WESTERN SURETY COMPANY (WSC)	Laborers Union Local #731	Wage and Welfare	08-Nov-03	01-Mar-07		25,000	25,000
40 CBI Services	58627862	WESTERN SURETY COMPANY (WSC)	Twin City Iron Workers Fringe Benefits Funds	Wage and Welfare	27-Jan-03	27-Jan-07		25,000	25,000
40 CBI Services	58627861	WESTERN SURETY COMPANY (WSC)	Carpenters Health & Welfare Fund of Philadelphia a	Wage and Welfare	01-May-02	01-May-07		50,000	50,000
40 CBI Services	58618616	WESTERN SURETY COMPANY (WSC)	State of Connecticut	License/Permit	19-Oct-04	08-Feb-07		4,039,750	4,039,750
40 CBI Services	58618605	WESTERN SURETY COMPANY (WSC)	Township of Long Beach	Maintenance	04-Oct-04	04-Oct-06		91,700	91,700
40 CBI Services	58618558	WESTERN SURETY COMPANY (WSC)	Iowa Division of Labor	Labor	01-Nov-04	01-Nov-06		65,000	65,000

Sub-total									28,280,786

92 Howe Baker Engineers	TB6406	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-06		848,548	848,548
92 Howe Baker Engineers	TB6407	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-06		342,042	342,042
92 Howe Baker Engineers	TB6417	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Block 5025 County of Gloucester	Court	05-Dec-03	05-Dec-06		75,228	75,228
92 Howe Baker Engineers	TB6416	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-06		500,477	500,477
92 Howe Baker Engineers	TB6415	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-06		674,725	674,725

Schedule 5.15(a)(ii) — Surety Bonds
Surety Bonds as of 6/30/06

								Value in	USD
								Issued	or USD
Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	Currency	Equiv.
92 Howe Baker Engineers	TB6414	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-06		243,116	243,116
92 Howe Baker Engineers	TB6413	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-06		1,907,984	1,907,984
92 Howe Baker Engineers	TB6412	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-06		6,094,662	6,094,662
92 Howe Baker Engineers	TB6411	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-06		393,667	393,667
92 Howe Baker Engineers	TB6410	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-06		559,895	559,895
92 Howe Baker Engineers	TB6408	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-06		164,513	164,513
92 Howe Baker Engineers	CMS226300	RLI INSURANCE COMPANY (RLI)	Construction Industries Baord, State of Oklahoma	License/Permit	17-Aug-04	17-Aug-06		5,000	5,000
92 Howe Baker Engineers	CMS215369	RLI INSURANCE COMPANY (RLI)	Construction Industries Board, State of Oklahoma	License/Permit	17-Aug-04	17-Aug-06		5,000	5,000
92 Howe Baker Engineers	CMS215355	RLI INSURANCE COMPANY (RLI)	State of Wyoming	License/Permit	31-Mar-05	31-Mar-07		776,311	776,311
92 Howe Baker Engineers	58627879	WESTERN SURETY COMPANY (WSC)	State of Washington	License/Permit	16-Apr-02	16-Apr-07		12,000	12,000
92 Howe Baker Engineers	58627878	WESTERN SURETY COMPANY (WSC)	State of California	License/Permit	11-Mar-02	11-Mar-07		7,500	7,500
92 Howe Baker Engineers	58627877	WESTERN SURETY COMPANY (WSC)	State of California	License/Permit	11-Mar-02	11-Mar-07		10,000	10,000
92 Howe Baker Engineers	58618539	WESTERN SURETY COMPANY (WSC)	NEW CENTURY FINANCIAL	Court	14-Sep-04	14-Sep-06		82,624	82,624

Sub-total									12,703,292

33 A & B Builders, Ltd	CMS215356	RLI INSURANCE COMPANY (RLI)	State of Wyoming	License/Permit	31-Mar-05	31-Mar-07		776,311	776,311
33 A & B Builders, Ltd	CMS226317	RLI INSURANCE COMPANY (RLI)	City of Beaumont	License/Permit	13-Sep-05	13-Sep-06		15,000	15,000
33 A & B Builders, Ltd	CMS226306	RLI INSURANCE COMPANY (RLI)	State of Wyoming	Payment	01-Apr-05	01-Feb-07		12,000	12,000
33 A & B Builders, Ltd	CMS226310	RLI INSURANCE COMPANY (RLI)	State of Louisiana	Tax	01-Aug-05	01-Aug-06		5,893,247	5,893,247

Sub-total									6,696,557

93 Matrix Engineering Ltd	TB6422	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	J V Industrial MOB 1177	Court	08-Dec-03	08-Dec-06		783,129	783,129
93 Matrix Engineering Ltd	15690166	WESTERN SURETY COMPANY (WSC)	Secretary of State of Texas, Notary Public Unit	Public	20-Aug-04	20-Aug-08		10,000	10,000
93 Matrix Engineering Ltd	15690167	WESTERN SURETY COMPANY (WSC)	Secretary of State of Texas, Notary Public Unit	Public	01-Aug-04	01-Aug-07		10,000	10,000
93 Matrix Engineering Ltd	CMS226309	RLI INSURANCE COMPANY (RLI)	State of Louisiana - Dept of Revenue	Tax	01-Aug-05	01-Aug-06		11,901,472	11,901,472

Sub-total									12,704,601

44 CBI Venezolana	6240	Vzlano de Credito	Petrolera Zuata,Petrozuata,S.A.	Labor	23-Jul-03	23-Jul-07	VZB	14,711,548	6,847
44 CBI Venezolana	6241	Vzlano de Credito	Petrolera Zuata , Petrozuata,C.A.	Labor	23-Jul-03	23-Jul-07		14,242	14,242
44 CBI Venezolana	6242	Vzlano de Credito	Petrolera Zuata, Petrozuata,C.A.	Performance	23-Jul-03	23-Jul-06	VZB	14,711,548	6,847
44 CBI Venezolana	7297	Vzlano de Credito	Sincrudos de Oriente SINCOR	Labor	19-Aug-04	26-Apr-06	VZB	36,880,504	17,164
44 CBI Venezolana	7300	Vzlano de Credito	Sincrudos de Oriente SINCOR	Performance	19-Aug-04	31-Mar-06		44,321	44,321
44 CBI Venezolana	8028	Vzlano de Credito	Orifuels Sinovensa	Performance	26-Oct-04	31-Dec-06	VZB	2,999,804,884	1,396,109
44 CBI Venezolana	8032	Vzlano de Credito	Orifuels Sinovensa	Labor	26-Oct-04	31-Dec-06	VZB	862,303,704	401,316
44 CBI Venezolana	8077	Vzlano de Credito	Cristallex International	Payment	21-Jul-05	21-Jul-06	VZB	654,277,151	304,501

Schedule 5.15(a)(ii) — Surety Bonds
Surety Bonds as of 6/30/06

								Value in	USD
								Issued	or USD
Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	Currency	Equiv.
44 CBI Venezolana	8128	Vzlano de Credito	Petrozuata	Payment	07-Sep-05	07-Sep-06	VZB	1,547,999,818	720,439
44 CBI Venezolana	8142	Vzlano de Credito	Petrozuata	Labor	07-Sep-05	07-Sep-06	VZB	774,000,339	360,220
44 CBI Venezolana	8143	Vzlano de Credito	Petrolera Zuata Petrozuata	Performance	14-Sep-05	14-Sep-06		74,936	74,936
44 CBI Venezolana	8144	Vzlano de Credito	Petrozuata	Performance	07-Sep-05	07-Sep-06	VZB	612,887,939	285,238
44 CBI Venezolana	8158	Vzlano de Credito	Orifuels Sinovensa	Performance	19-Sep-05	19-Sep-06		45,810	45,810
44 CBI Venezolana	8159	Vzlano de Credito	Orifuels Sinovensa	Performance	19-Sep-05	19-Sep-06	VZB	48,510,573	22,577
44 CBI Venezolana	8165	Vzlano de Credito	Orifuels Sinovensa	Labor	21-Sep-05	21-Sep-06	VZB	24,255,286	11,288
44 CBI Venezolana	8177	Vzlano de Credito	Orifuels Sinovensa	Labor	30-Sep-05	30-Sep-06	VZB	92,931,600	43,250
44 CBI Venezolana	8178	Vzlano de Credito	Orifuels Sinovensa	Performance	30-Sep-05	30-Sep-06	VZB	185,861,050	86,500
44 CBI Venezolana	8186	Vzlano de Credito	PDVSA Petroleo	Performance	03-Oct-05	03-Oct-06	VZB	1,095,123,542	509,670
44 CBI Venezolana	8187	Vzlano de Credito	PDVSA Petroleo	Labor	03-Oct-05	03-Oct-06	VZB	519,926,069	241,974
44 CBI Venezolana	8193	Vzlano de Credito	Orifuels Sinovensa	Payment	06-Oct-05	06-Oct-06	VZB	111,737,865	52,003
44 CBI Venezolana	8494	Vzlano de Credito		Performance	01-Jun-06	01-Dec-06	VZB	5,000,000	2,327
44 CBI Venezolana	8306	Vzlano de Credito	PDVSA	Advance	04-Jan-06	04-Jan-07	VZB	1,314,148,250	611,605
44 CBI Venezolana	7301	Vzlano de Credito	Sincrudos de Oriente SINCOR	Performance	19-Aug-04	31-Dec-06	VZB	52,391,788	24,383
44 CBI Venezolana	6249	Vzlano de Credito		Performance	30-Jul-03	30-Jul-07		20,009	20,009
44 CBI Venezolana	2203218	Seguros Caracas	PDVSA	Performance	08-Oct-01	30-Aug-06	VZB	869,000,085	404,433
44 CBI Venezolana	2203219	Seguros Caracas	PDVSA	Labor	08-Oct-01	30-Aug-06	VZB	347,897,928	161,912
44 CBI Venezolana	01-16-100820	Seguros Mercantil	Aduana de Guanta	Labor	27-Nov-02	30-Aug-06	VZB	6,850,701	3,188
44 CBI Venezolana	01-16-101637	Seguros Mercantil	Petrolera Zuata, Petrozuata,C.A.	Labor	19-Jun-03	30-Aug-06	VZB	12,701,656	5,911
44 CBI Venezolana	01-16-100780	Seguros Mercantil	SINCOR	Labor	06-Nov-02	30-Aug-06	VZB	64,134,000	29,848
44 CBI Venezolana	01-16-105380	Seguros Mercantil	Fiel Cumplenelecira	Performance	14-Dec-04	31-Aug-06	VZB	216,087,278	100,567
44 CBI Venezolana	01-16-104008	Seguros Mercantil	INELECTRA	Performance	17-May-04	17-May-06	VZB	104,214,118	48,501
44 CBI Venezolana	01-16-105385	Seguros Mercantil	INELECTRA	Performance	14-Dec-04	31-Aug-06	VZB	155,582,840	72,408
44 CBI Venezolana	01-16-104011	Seguros Mercantil	INELECTRA	Performance	17-May-04	17-May-06	VZB	104,214,118	48,501
44 CBI Venezolana	01-16-104012	Seguros Mercantil	INELECTRA	Labor	17-May-04	17-May-07	VZB	169,211,848	78,751
44 CBI Venezolana	01-16-104056	Seguros Mercantil	Operadora Cerro Negro	Payment	21-May-04	21-May-06	VZB	200,855,232	93,478
44 CBI Venezolana	01-16-104058	Seguros Mercantil	Operadora Cerro Negro	Performance	21-May-04	21-May-06	VZB	200,855,232	93,478
44 CBI Venezolana	01-16-104059	Seguros Mercantil	Operadora Cerro Negro	Payment	21-May-04	21-May-06		105,388	105,388
44 CBI Venezolana	01-16-104060	Seguros Mercantil	Operadora Cerro Negro	Performance	21-May-04	21-May-06		105,388	105,388
44 CBI Venezolana	01-16-104295	Seguros Mercantil	Petrolera Ameriven	Performance	01-Jul-04	01-Jul-06	VZB	263,922,755	122,830
44 CBI Venezolana	01-16-104296	Seguros Mercantil	Petrolera Ameriven	Performance	01-Jul-04	01-Jul-06		112,838	112,838
44 CBI Venezolana	01-16-104297	Seguros Mercantil	Petrolera Ameriven	Labor	01-Jul-04	01-Sep-07	VZB	131,961,377	61,415
44 CBI Venezolana	01-16-104526	Seguros Mercantil	JANTESA, S. A.	Performance	04-Aug-04	05-Jul-06	VZB	223,872,768	104,190
44 CBI Venezolana	01-16-104527	Seguros Mercantil	JANTESA, S. A.	Labor	04-Aug-04	04-Oct-06	VZB	111,936,384	52,095

Schedule 5.15(a)(ii) — Surety Bonds
Surety Bonds as of 6/30/06

								Value in	USD
								Issued	or USD
Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	Currency	Equiv.
44 CBI Venezolana	01-16-105384	Seguros Mercantil	Aduana de Guanta	Tax	14-Nov-04	14-Dec-06	VZB	182,543,296	84,956
44 CBI Venezolana	01-16-105415	Seguros Mercantil	Aduana de Guanta	Tax	14-Dec-04	14-Dec-06	VZB	96,661,440	44,986
44 CBI Venezolana	01-16-105671	Seguros Mercantil	Aduana de Guanta	Tax	16-Feb-05	15-Dec-06	VZB	106,654,021	49,637
44 CBI Venezolana	8044	Vzlano de Credito	Operadora Cerro Negro	Performance	28-Jun-05	31-Oct-06	VZB	164,471,447	76,545
44 CBI Venezolana	8045	Vzlano de Credito	Operadora Cerro Negro	Performance	28-Jun-05	31-Oct-06		34,239	34,239
44 CBI Venezolana	8043	Vzlano de Credito	Operadora Cerro Negro	Labor	28-Jun-05	31-Dec-06	VZB	82,235,724	38,273
44 CBI Venezolana	32-47439	Seguros Mercantil	PDVSA	Performance	15-Aug-01	15-Aug-06	VZB	220,216,493	102,489
44 CBI Venezolana	01-16-104097	Seguros Mercantil	Operadora Cerro Negro	Performance	26-Jul-04	28-May-07	VZB	100,427,616	46,739
44 CBI Venezolana	01-16-104230	Seguros Mercantil	Petrolera Ameriven	Performance	22-Jun-04	22-Jun-07	VZB	263,922,755	122,830
44 CBI Venezolana	01-16-101635	Seguros Mercantil	Petrozuata	Performance	19-Jun-03	19-Jun-07	VZB	110,299,404	51,333
44 CBI Venezolana	01-16-104943	Seguros Mercantil	Operadora Cerro Negro	Performance	15-Apr-05	15-Apr-07	VZB	30,913,155	14,387
44 CBI Venezolana	35-16-100099	Seguros Mercantil	SINCOR	Performance	01-Jun-02	01-Jun-07	VZB	651,277,127	303,104
44 CBI Venezolana	35-16-100100	Seguros Mercantil	SINCOR	Performance	01-Jun-02	01-Jun-07	VZB	181,955,155	84,682
44 CBI Venezolana	01-16-105944	Seguros Mercantil	Operadora Cerro Negro	Performance	15-Apr-05	15-Apr-07		29,730	29,730
44 CBI Venezolana	35-16-100097	Seguros Mercantil	SINCOR	Performance	01-Jun-02	01-Jun-07		356,785	356,785
44 CBI Venezolana	35-16-100098	Seguros Mercantil	SINCOR	Performance	01-Jun-02	01-Jun-07		51,832	51,832
44 CBI Venezolana	8321	Vzlano de Credito	PDVSA	Performance	25-Jan-06	01-Jul-07	VZB	1,338,935,910	623,141
44 CBI Venezolana	8322	Vzlano de Credito	PDVSA	Performance	25-Jan-06	01-Jul-07	VZB	537,585,579	250,192

Sub-total									9,474,576

42 CBI Americas Limited	83036590	FEDERAL INSURANCE COMPANY (FED)	Estado Libre Asociado de Puerto Rico	License/Permit	04-Oct-05	04-Oct-06		12,125	12,125

Sub-total									12,125

45 Central Trading Company Ltd	TB6436	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Commonwealth Construction Canada LTD	Maintenance	25-Jan-04	25-Jul-06		443,134	443,134

Sub-total									443,134

20 CBI Company Ltd	83036024	FEDERAL INSURANCE COMPANY (FED)	Common Wealth of Puerto Rico, Department of Treasurery	Tax	08-Apr-05	14-Apr-07		30,000	30,000
20 CBI Company Ltd	TB6438	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Commonwealth Construction Canada, Ltd	Maintenance	25-Jan-04	19-Aug-06		134,867	134,867

Sub-total									164,867

60 CBI Philippines Inc	G(13)-000001612	Petrogen Insurance	Petron Corporation	Performance	05-Jul-05	30-Oct-06	PHP	28,378	28,378

Sub-total									28,378

TOTAL									312,125,424